As filed with the Securities and Exchange Commission on January 20, 2017

File No. 033-65137

File No. 811-07455

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under the SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 92	☒

and/or

REGISTRATION STATEMENT

Under the INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 93	☒

(Check appropriate box or boxes)

Virtus Opportunities Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Counsel

Virtus Investment Partners, Inc.

100 Pearl St.

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 30, 2017 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on or at such later date as the Commission shall order pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
TICKER SYMBOL BY CLASS
FUND	A	B	C	I	R6	T
Virtus Alternatives Diversifier Fund	PDPAX		PDPCX	VADIX
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX	VBFRX
Virtus CA Tax-Exempt Bond Fund	CTESX			CTXEX
Virtus Emerging Markets Debt Fund	VEDAX		VEDCX	VIEDX
Virtus Emerging Markets Equity Income Fund	VEIAX		VEICX	VEIIX
Virtus Emerging Markets Opportunities Fund	HEMZX		PICEX	HIEMX	VREMX
Virtus Emerging Markets Small-Cap Fund	VAESX		VCESX	VIESX
Virtus Equity Trend Fund	VAPAX		VAPCX	VAPIX	VRPAX
Virtus Essential Resources Fund	VERAX		VERCX	VERIX
Virtus Foreign Opportunities Fund	JVIAX		JVICX	JVXIX	VFOPX
Virtus Global Equity Trend Fund	VGPAX		VGPCX	VGPIX
Virtus Global Infrastructure Fund	PGUAX		PGUCX	PGIUX
Virtus Global Opportunities Fund	NWWOX	WWOBX	WWOCX	WWOIX
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX	VRGEX
Virtus Greater European Opportunities Fund	VGEAX		VGECX	VGEIX
Virtus Herzfeld Fund	VHFAX		VHFCX	VHFIX
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX	PHCIX	VRHYX
Virtus International Equity Fund	VIEAX		VIECX	VIIEX
Virtus International Real Estate Securities Fund	PXRAX		PXRCX	PXRIX
Virtus International Small-Cap Fund	VISAX		VCISX	VIISX	VRISX
Virtus International Wealth Masters Fund	VIWAX		VIWCX	VWIIX
Virtus Low Duration Income Fund	HIMZX		PCMZX	HIBIX
Virtus Low Volatility Equity Fund	VLVAX		VLVCX	VLVIX
Virtus Multi-Asset Trend Fund	VAAAX		VAACX	VAISX
Virtus Multi-Sector Intermediate Bond Fund	NAMFX	NBMFX	NCMFX	VMFIX	VMFRX
Virtus Multi-Sector Short Term Bond Fund	NARAX	PBARX	PSTCX	PIMSX	VMSSX	PMSTX
Virtus Real Estate Securities Fund	PHRAX	PHRBX	PHRCX	PHRIX	VRREX
Virtus Sector Trend Fund	PWBAX		PWBCX	VARIX
Virtus Senior Floating Rate Fund	PSFRX		PFSRX	PSFIX	VRSFX
Virtus Tax-Exempt Bond Fund	HXBZX		PXCZX	HXBIX
Virtus Wealth Masters Fund	VWMAX		VWMCX	VWMIX
TRUST NAME	January 30, 2017
VIRTUS OPPORTUNITIES TRUST

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.	Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Mutual Funds

Throughout this prospectus, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund, are sometimes collectively referred to as the “Trend Funds.”

Virtus Alternatives Diversifier Fund

Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.00%	0.00%	0.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses	0.92%	0.92%	0.92%
Total Annual Fund Operating Expenses(b)	1.65%	2.40%	1.40%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$733	$1,065	$1,420	$2,417
Class C	Sold	$343	$748	$1,280	$2,736
	Held	$243	$748	$1,280	$2,736
Class I	Sold or Held	$143	$443	$766	$1,680
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 56% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). The fund emphasizes low correlating asset classes in order to help reduce volatility and increase return potential. Applying an innovative, institutional-level
Virtus Alternatives Diversifier Fund1

approach to investing, the fund invests in a diversified portfolio of alternative asset classes including managed futures, global real estate, global infrastructure, natural resources, commodities, currencies, and floating rate securities. Among the underlying funds in which the fund invests are equity funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers, including emerging markets issuers. Under normal circumstances, the fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the fund. The fund is non-diversified under federal securities laws.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Affiliated Fund Risk.  The risk that the adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest.

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Allocation Risk.  The risk that the fund’s exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time.

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Fund of Funds Risk.  The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

The principal risks attributable to the underlying funds in which the fund invests are:
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Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.

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Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

2Virtus Alternatives Diversifier Fund

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Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

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Income Risk.  The risk that income received from the fund will vary widely over the short- and/or long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

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Industry/Sector Concentration Risk.  The risk that events negatively affecting an industry or market sector in which a fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in one or more industries (such as communications, consumer cyclicals and consumer non-cyclicals) or sectors, the fund is more vulnerable to conditions that negatively affect such industries or sectors as compared to a fund that is not significantly invested in such industries or sector.

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Infrastructure-Related Investment Risk.  The risk that the value of the fund’s shares will decrease as a result of conditions, such as general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates, negatively affecting the infrastructure companies in which the fund invests.

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Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Leverage Risk.  The risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

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Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Master Limited Partnership Risk.  The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP's parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

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Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

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Preferred Stock Risk.  The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.

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Short Sales Risk.  The risk that the fund will experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.

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Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
Virtus Alternatives Diversifier Fund3

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	12.30%	Worst Quarter:	Q4/2008:	-21.63%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class I Since Inception (10/1/09)
Class A
Return Before Taxes	3.97%	1.16%	0.50%	—
Return After Taxes on Distributions	3.80%	0.90%	0.21%	—
Return After Taxes on Distributions and Sale of Fund Shares	2.43%	0.93%	0.40%	—
Class C
Return Before Taxes	9.53%	1.59%	0.34%	—
Class I
Return Before Taxes	10.62%	2.63%	—	3.89%
Alternatives Diversifier Composite Benchmark (reflects no deduction for fees, expenses or taxes)	10.04%	2.38%	1.68%	3.89%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%	13.68%
The Alternatives Diversifier Composite consists of Diversified Trends Index (15%) (prior to 3/1/12, the HFRX Equity Market Neutral Index was used (20%)), FTSE EPRA NAREIT Developed Rental Index-net (20%) (prior to 6/1/15, the UBS Global Investors Index was used (20%), MSCI World Infrastructure Sector Capped Index (15%)(prior to 9/1/08, a mix of MSCI US Utilities Index (65%), MSCI World Telecom Services Index (20%) and MSCI World ex US Utilities Index (15%) was used), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (15%)(prior to 3/1/12, the Deutsche Bank G10 Currency Harvest Index (10%) was used) and Credit Suisse Leveraged Loan Index (10%). The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
4Virtus Alternatives Diversifier Fund

Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
Portfolio Management
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Warun Kumar,  Senior Managing Director and Portfolio Manager at VIA, is manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since September 2016.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
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$100, generally

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Alternatives Diversifier Fund5

Virtus Bond Fund

Investment Objective
The fund has an investment objective of high total return from both current income and capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	5.00	%(a)	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I	Class R6
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e	Non	e
Other Expenses	0.46%	0.46%	0.46%	0.46%	0.40	%(b)
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(c)	1.18%	1.93%	1.93%	0.93%	0.87%
Less: Fee Waiver and/or Expense Reimbursement(d)	(0.31)%	(0.31)%	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	0.87%	1.62%	1.62%	0.62%	0.56%
(a)
The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
Estimated for current fiscal year, as annualized.

(c)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(d)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.85% for Class A Shares, 1.60% for Class B Shares, 1.60% for Class C Shares, 0.60% for Class I Shares and 0.54% for Class R6 Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
6Virtus Bond Fund

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$460	$706	$971	$1,727
Class B	Sold	$565	$776	$1,013	$2,033
	Held	$165	$576	$1,013	$2,033
Class C	Sold	$265	$576	$1,013	$2,229
	Held	$165	$576	$1,013	$2,229
Class I	Sold or Held	$63	$265	$484	$1,115
Class R6	Sold or Held	$57	$247	$452	$1,044
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 64% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to generate high total return from both current income and capital appreciation by investing primarily in intermediate-term debt securities across 14 fixed income sectors.
The fund seeks to achieve its objective by applying a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.
Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers, to include some or all of the following:
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Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

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Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

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Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

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Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization; and

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High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

At least 65% of the fund’s assets will be invested in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund may invest up to 35% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the
Virtus Bond Fund7

management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

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Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

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Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
8Virtus Bond Fund

Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	5.54%	Worst Quarter:	Q2/2013:	-2.90%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class R6 Since Inception (11/3/16)
Class I
Return Before Taxes	4.80%	3.59%	4.92%	—
Return After Taxes on Distributions	3.37%	2.08%	3.35%	—
Return After Taxes on Distributions and Sale of Fund Shares	2.71%	2.09%	3.18%	—
Class A
Return Before Taxes	0.51%	2.51%	4.25%	—
Class B
Return Before Taxes	-0.22%	2.54%	3.87%	—
Class C
Return Before Taxes	3.66%	2.53%	3.88%	—
Class R6
Return Before Taxes	—	—	—	1.46%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.35%	-2.27%
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Virtus Bond Fund9

Portfolio Management
>
David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is a manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since October 2012.

>
Christopher J. Kelleher, CFA, CPA,  Senior Managing Director and Senior Portfolio Manager at Newfleet, is a manager of the fund. Mr. Kelleher has served as a Portfolio Manager of the fund since October 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
10Virtus Bond Fund

Virtus CA Tax-Exempt Bond Fund

Investment Objective
The fund has investment objectives of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.75%		Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	Non	e
Other Expenses	0.51%	0.51%
Total Annual Fund Operating Expenses	1.21%	0.96%
Less: Fee Waiver and/or Expense Reimbursement(a)	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement(a)	0.85%	0.60%
(a)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.85% for Class A Shares and 0.60% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$359	$614	$888	$1,670
Class I	Sold or Held	$61	$270	$496	$1,145
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 21% of the average value of its portfolio.
Virtus CA Tax-Exempt Bond Fund11

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks current income free from federal and state income taxes by investing in municipal bonds issued in the state of California. The management team focuses on high quality California tax-exempt municipal bonds, gauging the value of a security by issue type, credit quality, and bond structure; however, the fund may invest up to 20% of its net assets in below investment grade tax-exempt municipal bonds. Below investment grade tax-exempt municipal bonds are considered high-yield/high-risk fixed income securities.
Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Municipal Bond Market Risk.  The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the value of the fund’s shares to decrease, perhaps significantly.

>
Tax-Exempt Securities  The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities, or that the tax-exempt status of such securities may be lost or limited.

>
Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
12Virtus CA Tax-Exempt Bond Fund

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2009:	8.20%	Worst Quarter:	Q4/2010:	-4.58%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years
Class I
Return Before Taxes	0.17%	3.96%	4.24%
Return After Taxes on Distributions	0.03%	3.23%	3.86%
Return After Taxes on Distributions and Sale of Fund Shares	1.62%	3.90%	4.16%
Class A
Return Before Taxes	-2.74%	3.15%	3.70%
Bloomberg Barclays California Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-0.14%	3.85%	4.44%
The Bloomberg Barclays California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The Bloomberg Barclays California Municipal Bond Index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
Timothy M. Heaney, CFA,  Senior Portfolio Manager—Municipal Securities at Newfleet, is the manager of the fund. Mr. Heaney has served as the Portfolio Manager of the fund since 1997 and co-managed the fund from 1996 to 1997.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A Shares:
Virtus CA Tax-Exempt Bond Fund13

•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
Distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from the federal income tax. Such net investment income attributable to “private activity” bonds (other than private activity bonds issued in 2009 or 2010) may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
14Virtus CA Tax-Exempt Bond Fund

Virtus Emerging Markets Debt Fund

Investment Objective
The fund has an investment objective of total return from current income and capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.53%	0.53%	0.53%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	1.54%	2.29%	1.29%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.36%	2.11%	1.11%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.35% for Class A Shares, 2.10% for Class C Shares and 1.10% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$508	$826	$1,167	$2,126
Class C	Sold	$314	$698	$1,209	$2,612
	Held	$214	$698	$1,209	$2,612
Class I	Sold or Held	$113	$391	$690	$1,541
Virtus Emerging Markets Debt Fund15

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in fixed income (debt) securities issued by governments, government-related entities and corporations located in emerging market countries. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined to be of comparable credit quality by the subadviser). Below investment grade securities are commonly referred to as “junk bonds.” These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The fund manages duration utilizing a duration neutral strategy. Under normal circumstances, the average duration of the fund’s portfolio will vary within 3 years (plus or minus) of the duration of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. As of September 30, 2016, the modified adjusted duration of the JP Morgan EMBI Global Diversified was 6.92 years.
The fund intends to invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan Emerging Markets Bond Index Global Diversified or categorized by the World Bank in its annual categorization as middle- or low-income. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

16Virtus Emerging Markets Debt Fund

>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.

>
Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2016:	5.97%	Worst Quarter:	Q2/2013:	-6.29%
Virtus Emerging Markets Debt Fund17

Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (9/5/12)
Class I
Return Before Taxes	11.07%	2.41%
Return After Taxes on Distributions	8.80%	0.40%
Return After Taxes on Distributions and Sale of Fund Shares	6.24%	0.93%
Class A
Return Before Taxes	6.62%	1.27%
Class C
Return Before Taxes	9.97%	1.40%
JP Morgan Emerging Markets Bond Global Diversified Index (reflects no deduction for fees, expenses or taxes)	10.15%	3.90%
The EMBI Global Diversified Index is a uniquely-weighted version of the J.P. Morgan EMBI Global Index. The index limits the weights of those countries with larger debt stock by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index. The EMBI Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the fund since inception in September 2012.

>
Stephen H. Hooker, CFA,  Managing Director of Foreign Research at Newfleet. Mr. Hooker has served as a Portfolio Manager of the fund since inception in September 2012.

>
Daniel P. Senecal, CFA,  Managing Director of Credit Research at Newfleet. Mr. Senecal has served as a Portfolio Manager of the fund since inception in September 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

18Virtus Emerging Markets Debt Fund

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Emerging Markets Debt Fund19

Virtus Emerging Markets Equity Income Fund

Investment Objective
The fund has investment objectives of capital appreciation and income.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.86%	0.86%	0.86%
Total Annual Fund Operating Expenses	2.16%	2.91%	1.91%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.56%)	(0.56%)	(0.56%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.60%	2.35%	1.35%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.60% for Class A Shares, 2.35% for Class C Shares and 1.35% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$728	$1,161	$1,619	$2,883
Class C	Sold	$338	$848	$1,484	$3,193
	Held	$238	$848	$1,484	$3,193
Class I	Sold or Held	$137	$546	$980	$2,187
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 74% of the average value of its portfolio.
20Virtus Emerging Markets Equity Income Fund

Investments, Risks and Performance
Principal Investment Strategies
This fund offers investors exposure to emerging markets. The securities chosen for inclusion in the fund are those that, in the opinion of the subadviser, are high quality companies that pay above average dividends, have above average dividend growth potential, strong balance sheets and cash flow, and adhere to better corporate governance. Companies selected must have the financial strength to maintain and grow their dividend payout commitments. The subadviser's investment process is focused on identifying companies that have chosen to generate high levels of cash flow and to pay a high proportion of it to their shareholders. It is the belief of the subadviser that those companies offer the best opportunity for capital appreciation as well as superior income generation.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located in emerging markets countries; such issuers may be of any capitalization. The equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs), Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs). Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investments in securities of foreign issuers.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>
Exchange-Traded Notes (ETNs) Risk.  The risk that the value of an ETN will be more volatile than securities making up the index the ETN is designed to track, or that the costs to the fund of owning shares of the ETN will exceed those the fund would incur by investing in the underlying securities directly.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

Virtus Emerging Markets Equity Income Fund21

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2016:	7.36%	Worst Quarter:	Q3/2015:	-16.82%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (9/5/12)
Class I
Return Before Taxes	11.73%	-0.67%
Return After Taxes on Distributions	12.06%	-0.65%
Return After Taxes on Distributions and Sale of Fund Shares	8.00%	-0.18%
Class A
Return Before Taxes	5.08%	-2.28%
Class C
Return Before Taxes	10.60%	-1.67%
MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	11.19%	0.39%
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
22Virtus Emerging Markets Equity Income Fund

Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is KBI Global Investors (North America) Ltd. (“KBIGI (North America)”).
Portfolio Management
>
James Collery,  Senior Portfolio Manager—Global Equity Strategies at KBIGI (North America). Mr. Collery has served as a Portfolio Manager of the fund since inception in September 2012.

>
David Hogarty,  Head of Strategy Development—Global Equity Strategies at KBIGI (North America). Mr. Hogarty has served as a Portfolio Manager of the fund since inception in September 2012.

>
John Looby,  Senior Portfolio Manager—Global Equity Strategies at KBIGI (North America). Mr. Looby has served as a Portfolio Manager of the fund since October 2014.

>
Ian Madden,  Senior Portfolio Manager—Global Equity Strategies at KBIGI (North America). Mr. Madden has served as a Portfolio Manager of the fund since inception in September 2012.

>
Gareth Maher,  Head of Portfolio Management—Global Equity Strategies at KBIGI (North America). Mr. Maher has served as a Portfolio Manager of the fund since inception in September 2012.

>
Massimiliano Tondi, CFA,  Senior Portfolio Manager—Global Equity Strategies at KBIGI (North America). Mr. Tondi has served as a Portfolio Manager of the fund since October 2014.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Emerging Markets Equity Income Fund23

Virtus Emerging Markets Opportunities Fund

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I		Class R6
Management Fees	0.96%	0.96%	0.96%		0.96%
Distribution and Service (12b-1) Fees	0.25%	1.00%	Non	e	Non	e
Other Expenses	0.37%	0.37%	0.37%		0.24%
Total Annual Fund Operating Expenses	1.58%	2.33%	1.33%		1.20%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$726	$1,045	$1,386	$2,345
Class C	Sold	$336	$727	$1,245	$2,666
	Held	$236	$727	$1,245	$2,666
Class I	Sold or Held	$135	$421	$729	$1,601
Class R6	Sold or Held	$122	$381	$660	$1,455
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.
24Virtus Emerging Markets Opportunities Fund

Investments, Risks and Performance
Principal Investment Strategies
This fund offers investors exposure to emerging economies through well-established companies. The securities selected for inclusion in the fund are those that in the opinion of the subadviser are well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities or equity-linked instruments of issuers located in emerging markets countries; such issuers may be of any capitalization. Equity-linked instruments are instruments issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security; these securities are valued at market value for purposes of the fund’s requirement to invest 80% of its assets in emerging markets countries. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Virtus Emerging Markets Opportunities Fund25

Performance Information
The Virtus Emerging Markets Opportunities Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Virtus Emerging Markets Opportunities Fund, a series of Virtus Insight Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 23, 2016. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Emerging Markets Opportunities Fund’s commencement date.
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.
Best Quarter:	Q2/2009:	26.74%	Worst Quarter:	Q3/2008:	-21.96%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class R6 Since Inception (11/12/14)
Class I
Return Before Taxes	1.46%	1.92%	4.21%	—
Return After Taxes on Distributions	1.49%	1.77%	3.04%	—
Return After Taxes on Distributions and Sale of Fund Shares	1.05%	1.60%	3.54%	—
Class A
Return Before Taxes	-4.65%	0.46%	3.34%	—
Class C
Return Before Taxes	0.47%	0.89%	3.17%	—
Class R6
Return Before Taxes	1.59%	—	—	-5.44%
MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	11.19%	1.28%	1.84%	-4.30%
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index that measures developed equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other
26Virtus Emerging Markets Opportunities Fund

classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).
Portfolio Management
>
Brian Bandsma,  a Director and Portfolio Manager at Vontobel, is Deputy Portfolio Manager of the fund. Mr. Bandsma has served as Deputy Portfolio Manager of the fund since June 2016.

>
Matthew Benkendorf,  Chief Investment Officer and Managing Director at Vontobel, is Lead Portfolio Manager of the fund. Mr. Benkendorf has served as Lead Portfolio Manager of the fund since March 2016.

>
Jin Zhang, CFA,  a Director and Portfolio Manager at Vontobel, is Deputy Portfolio Manager of the fund. Mr. Zhang has served as Deputy Portfolio Manager of the fund since June 2016.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Virtus Emerging Markets Opportunities Fund27

Ask your financial advisor or visit your financial intermediary’s Web site for more information.
28Virtus Emerging Markets Opportunities Fund

Virtus Emerging Markets Small-Cap Fund

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.20%	1.20%	1.20%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	2.31%	2.31%	2.31%
Total Annual Fund Operating Expenses	3.76%	4.51%	3.51%
Less: Fee Waiver and/or Expense Reimbursement(b)	(1.91)%	(1.91)%	(1.91)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.85%	2.60%	1.60%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.85% for Class A Shares, 2.60% for Class C Shares and 1.60% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$752	$1,492	$2,251	$4,231
Class C	Sold	$363	$1,191	$2,129	$4,512
	Held	$263	$1,191	$2,129	$4,512
Class I	Sold or Held	$163	$899	$1,658	$3,657
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 34% of the average value of its portfolio.
Virtus Emerging Markets Small-Cap Fund29

Investments, Risks and Performance
Principal Investment Strategies
The fund pursues capital appreciation in emerging markets small-cap equities. The fund invests in a select group of small-cap companies believed by the subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.
Under normal circumstances, the fund invests at least 80% of its assets in equity or equity-linked securities of small capitalization companies located in emerging markets countries. The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $5 billion. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue or profit is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The subadviser does not use allocation models to restrict the fund's investments to certain regions, countries or industries. Generally, the fund invests in approximately 30-60 securities at any given time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investments in securities of foreign issuers.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Limited Number of Investments Risk.  The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

30Virtus Emerging Markets Small-Cap Fund

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Small Market Capitalization Companies Risk.  The risk that the fund’s investments in small market capitalization companies may be less liquid and more vulnerable to adverse business or economic developments, which may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2016:	8.38%	Worst Quarter:	Q3/2015:	-17.92%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (12/17/13)
Class I
Return Before Taxes	16.14%	-0.93%
Return After Taxes on Distributions	16.25%	-1.17%
Return After Taxes on Distributions and Sale of Fund Shares	10.24%	-0.35%
Class A
Return Before Taxes	9.25%	-3.09%
Class C
Return Before Taxes	15.02%	-1.89%
MSCI Emerging Markets Small Cap Index (net) (reflects no deduction for fees, expenses or taxes)	2.28%	-0.69%
The MSCI Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization-weighted index designed to measure small cap equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by
Virtus Emerging Markets Small-Cap Fund31

non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.
Portfolio Management
>
Craig Thrasher, CFA,  Research Analyst at Kayne. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in December 2013.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
32Virtus Emerging Markets Small-Cap Fund

Virtus Equity Trend Fund

Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I		Class R6
Management Fees	1.00%	1.00%	1.00%		1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e	Non	e
Other Expenses	0.33%	0.33%	0.33%		0.24%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%		0.03%
Total Annual Fund Operating Expenses(b)	1.61%	2.36%	1.36%		1.27%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$729	$1,054	$1,401	$2,376
Class C	Sold	$339	$736	$1,260	$2,696
	Held	$239	$736	$1,260	$2,696
Class I	Sold or Held	$138	$431	$745	$1,635
Class R6	Sold or Held	$129	$403	$697	$1,534
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 229% of the average value of its portfolio.
Virtus Equity Trend Fund33

Investments, Risks and Performance
Principal Investment Strategies
The fund utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index and/or cash equivalents (high-quality short-term securities). Allocations to each sub-sector are based on quantitative models.
The fund has the flexibility to invest in any combination of the sub-sectors and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector of the equity market. The fund will allocate to those sub-sectors that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall market. When the market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those sub-sectors of the market that are not exhibiting absolute positive momentum, up to 100% of fund assets.
The adviser is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

>
Quantitative Model Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.

>
Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
34Virtus Equity Trend Fund

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q1/2013:	10.82%	Worst Quarter:	Q3/2011:	-9.37%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	Since Inception (7/1/10)	Class R6 Since Inception (11/12/14)
Class I
Return Before Taxes	-0.73%	5.78%	7.78%	—
Return After Taxes on Distributions	-0.73%	4.35%	6.62%	—
Return After Taxes on Distributions and Sale of Fund Shares	-0.41%	4.44%	6.14%	—
Class A
Return Before Taxes	-6.59%	4.29%	6.56%	—
Class C
Return Before Taxes	-1.50%	4.77%	6.75%	—
Class R6
Returns Before Taxes	-0.57%	—	—	-5.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	15.15%	6.76%
The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
Portfolio Management
>
Michael Davis,  a Managing Director at VIA, is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.

Virtus Equity Trend Fund35

>
Brendan R. Finneran,  Managing Director and Equity Trader at VIA, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since September 2016.

>
Robert F. Hofeman, Jr.,  Managing Director and Equity Trader at VIA,is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since September 2016.

>
Warun Kumar,  Senior Managing Director and Portfolio Manager at VIA, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since May 2015.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
36Virtus Equity Trend Fund

Virtus Essential Resources Fund

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	2.94%	2.94%	2.94%
Total Annual Fund Operating Expenses	4.29%	5.04%	4.04%
Less: Fee Waiver and/or Expense Reimbursement(b)	(2.64)%	(2.64)%	(2.64)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.65%	2.40%	1.40%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.65% for Class A Shares, 2.40% for Class C Shares and 1.40% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$733	$1,575	$2,429	$4,616
Class C	Sold	$343	$1,277	$2,310	$4,889
	Held	$243	$1,277	$2,310	$4,889
Class I	Sold or Held	$143	$988	$1,849	$4,076
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 88% of the average value of its portfolio.
Virtus Essential Resources Fund37

Investments, Risks and Performance
Principal Investment Strategies
Long-term investment return opportunities are being driven by the need to provide solutions to meet the world's growing need for water, food and energy. The fund focuses on capital appreciation by identifying companies providing solutions to the supply/demand imbalances in each of these themes (water, food, energy) and constructing a portfolio across specific areas of the global natural resource spectrum. Under normal circumstances, the fund will invest at least 80% of its assets in “essential resources” securities. As of the date of this prospectus, the subadviser considers “essential resources” securities to be securities of companies with business operations in or related to activities in one or more of the themes of water, energy solutions and agribusiness, as more fully described below.
The investment strategy begins with the identification of a universe of 140 to 270 stocks for each of the three themes. Each theme is broken down into different sectors. Water: water infrastructure, water technology, water and water waste utilities; Energy Solutions: renewable energy, utilities, energy efficiency; Agribusiness: infrastructure and processing, farmers and producers, raw materials and/or resources (i.e. seeds, fertilizers). Stock selection and sector allocation is an interactive process employing bottom-up fundamental analysis while taking into account top-down influences on individual companies and sectors.
In evaluating stocks, the subadviser applies a rigorous fundamental analysis such as the evaluation of the financials and management quality of a company, analysis of the demand/supply gap and barriers to entry within the continuum of discovery, gathering, production, transportation or consumption of resources or products where the company operates, and analysis of the impact of regulation on a company's operations. Final stock and sector weights are determined based on the bottom up views on the stocks' fundamentals along with top down views of factors impacting the sector.
The assets of the fund will be tactically allocated across the three themes, and the weight assigned to each theme will be determined by the subadviser's medium-term view of the relative return potential of one theme versus the others.
The fund may invest in equity securities of issuers of any capitalization located throughout the world, including countries considered to be developed and in emerging markets.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Currency Rate Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

38Virtus Essential Resources Fund

>
Natural Resources Risk  The risk that the fund's investments in natural resources industries will be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and other governmental regulations.

>
Small and Medium Market Capitalization Risk.  The risk that the fund's investments in small and medium market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2016:	5.85%	Worst Quarter:	Q4/2016:	-2.02%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (3/24/15)
Class I
Return Before Taxes	4.69%	-6.16%
Return After Taxes on Distributions	4.65%	-6.19%
Return After Taxes on Distributions and Sale of Fund Shares	3.01%	-4.50%
Class A
Return Before Taxes	-1.63%	-9.51%
Class C
Return Before Taxes	3.69%	-7.09
The S&P Global Natural Resources Index(net) (reflects no deduction of fees, expenses or taxes)	31.45%	-0.03%
The S&P Global Natural Resources Index (net) is a free-float market capitalization index calculated on a total return basis with net dividends reinvested. The index consists of 90 of the largest publicly traded companies in natural resources and commodities businesses that met specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals and mining. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.
Virtus Essential Resources Fund39

After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is KBI Global Investors (North America) Ltd. (“KBIGI (North America)”).
Portfolio Management
>
Andros Florides,  Portfolio Manager at KBIGI (North America). Mr. Florides has served as a Portfolio Manager of the fund since inception March 2015.

>
Colm O'Connor,  Portfolio Manager at KBIGI (North America). Mr. O'Connor has served as a Portfolio Manager of the fund since inception in March 2015.

>
Noel O'Halloran,  Chief Investment Officer and Portfolio Manager at KBIGI (North America). Mr. O'Halloran has served as a Portfolio Manager of the fund since inception in March 2015.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
40Virtus Essential Resources Fund

Virtus Foreign Opportunities Fund

Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I		Class R6
Management Fees	0.85%	0.85%	0.85%		0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e	Non	e
Other Expenses	0.33%	0.33%	0.33%		0.23%
Total Annual Fund Operating Expenses	1.43%	2.18%	1.18%		1.08%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$712	$1,001	$1,312	$2,190
Class C	Sold	$321	$682	$1,169	$2,513
	Held	$221	$682	$1,169	$2,513
Class I	Sold or Held	$120	$375	$649	$1,432
Class R6	Sold or Held	$110	$343	$595	$1,317
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 25% of the average value of its portfolio.
Virtus Foreign Opportunities Fund41

Investments, Risks and Performance
Principal Investment Strategies
This fund seeks to provide investors with access to high-quality international companies. The securities selected for inclusion in the fund are those that in the opinion of the subadviser are well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.
Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities or equity-linked instruments of issuers located outside the United States, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
42Virtus Foreign Opportunities Fund

Calendar year total returns for Class I Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	18.77%	Worst Quarter:	Q3/2008:	-19.23%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class R6 Since Inception (11/12/14)
Class I
Return Before Taxes	-4.20%	5.24%	2.25%	—
Return After Taxes on Distributions	-4.33%	5.12%	2.15%	—
Return After Taxes on Distributions and Sale of Fund Shares	-2.01%	4.25%	1.96%	—
Class A
Return Before Taxes	-9.91%	3.73%	1.38%	—
Class C
Return Before Taxes	-5.15%	4.19%	1.21%	—
Class R6
Returns Before Taxes	-4.12%	—	—	-1.50%
MSCI EAFE® Index (net) (reflects no deduction for fees, expenses or taxes)	1.00%	6.53%	0.75%	-0.74%
The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE® Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).
Portfolio Management
>
Matthew Benkendorf,  Chief Investment Officer and Managing Director at Vontobel, is Lead Portfolio Manager of the fund. Mr. Benkendorf has served as Lead Portfolio Manager of the fund since March 2016.

Virtus Foreign Opportunities Fund43

>
Daniel Kranson, CFA,  a Director and Portfolio Manager at Vontobel, is Deputy Portfolio Manager of the fund. Mr. Kranson has served as Deputy Portfolio Manager of the fund since June 2016.

>
David Souccar,  a Director and Portfolio Manager at Vontobel, is Deputy Portfolio Manager of the fund. Mr. Souccar has served as Deputy Portfolio Manager of the fund since June 2016.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
44Virtus Foreign Opportunities Fund

Virtus Global Equity Trend Fund

Investment Objective
The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses(b)	1.88%	2.63%	1.63%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.86%	2.61%	1.61%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.75% for Class A Shares, 2.50% for Class C Shares and 1.50% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$753	$1,130	$1,531	$2,648
Class C	Sold	$364	$816	$1,393	$2,962
	Held	$264	$816	$1,393	$2,962
Class I	Sold or Held	$164	$512	$885	$1,931
Virtus Global Equity Trend Fund45

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 282% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index, international equities, and/or cash equivalents (high-quality short-term securities). Allocations to each are based on quantitative models.
The fund has the flexibility to invest in any combination of the sub-sectors, international equities, and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector and international equity component. The fund will allocate to those sub-sectors and international equities that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall market. When the market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those sub-sectors and international equities of the market that are not exhibiting absolute positive momentum, up to 100% of fund assets. The fund may invest in a basket of securities or ETFs to represent its positions.
Under normal circumstances, the fund intends to allocate 40% of its assets to ETFs and/or securities representative of non-U.S. markets. Through its investment in these ETFs and/or securities, the fund’s exposure to non-U.S. markets will be diversified among countries and will have represented the business activities of a number of different countries.
The adviser is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>
Fund of Funds Risk.  The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

46Virtus Global Equity Trend Fund

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

>
Quantitative Model Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.

>
Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q4/2013:	7.28%	Worst Quarter:	Q3/2015:	-5.59%
Virtus Global Equity Trend Fund47

Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	Since Inception (3/15/11)
Class I
Return Before Taxes	-0.71%	3.21%	2.21%
Return After Taxes on Distributions	-0.71%	2.56%	1.64%
Return After Taxes on Distributions and Sale of Fund Shares	-0.40%	2.56%	1.78%
Class A
Return Before Taxes	-6.71%	1.74%	0.92%
Class C
Return Before Taxes	-1.77%	2.20%	1.21%
MSCI All Country World Index (net) (reflects no deduction for fees, expenses or taxes)	7.86%	9.36%	6.78%
The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging global markets. The MSCI AC World Index (net) is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
Portfolio Management
>
Michael Davis,  a Managing Director at VIA, is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.

>
Brendan R. Finneran,  Managing Director and Equity Trader at VIA, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since September 2016.

>
Robert F. Hofeman, Jr.,  Managing Director and Equity Trader at VIA,is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since September 2016.

>
Warun Kumar,  Senior Managing Director and Portfolio Manager at VIA, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since May 2015.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
48Virtus Global Equity Trend Fund

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Global Equity Trend Fund49

Virtus Global Infrastructure Fund

Investment Objective
The fund has investment objectives of both capital appreciation and current income.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.32%	2.07%	1.07%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$702	$969	$1,257	$2,074
Class C	Sold	$310	$649	$1,114	$2,400
	Held	$210	$649	$1,114	$2,400
Class I	Sold or Held	$109	$340	$590	$1,306
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 17% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund invests globally in infrastructure companies involved in the energy, utility, transportation, and communications industries. Infrastructure companies are believed by the subadviser to exhibit attractive risk/return characteristics, offer moderate-to-high income and moderate growth, and be defensive in nature.
Under normal market conditions, the fund invests at least 80% of its assets in dividend paying equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States. Under normal market conditions, the fund will invest at least 25% of its assets in securities of U.S. issuers. Although the fund
50Virtus Global Infrastructure Fund

concentrates its investments in infrastructure companies, it may invest up to 20% of its assets in securities of issuers that are not infrastructure companies, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments. To the extent the fund purchases non-infrastructure stocks, they may be of issuers of any capitalization. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although it may invest in high-yield, high-risk fixed income securities (junk bonds).
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>
Income Risk.  The risk that income received from the fund will vary widely over the short- and/or long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

>
Industry/Sector Concentration Risk.  The risk that events negatively affecting infrastructure companies will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in infrastructure companies, the fund is more vulnerable to conditions that negatively affect infrastructure companies as compared to a fund that does not concentrate holdings in such companies.

>
Infrastructure-Related Investment Risk.  The risk that the value of the fund’s shares will decrease as a result of conditions, such as general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates, negatively affecting the infrastructure companies in which the fund invests.

>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Preferred Stock Risk.  The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.

Virtus Global Infrastructure Fund51

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2010:	16.39%	Worst Quarter:	Q3/2008:	-16.55%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class I Since Inception (6/6/08)
Class A
Return Before Taxes	4.98%	5.93%	4.48%	—
Return After Taxes on Distributions	3.41%	4.71%	3.79%	—
Return After Taxes on Distributions and Sale of Fund Shares	3.41%	4.58%	3.77%	—
Class C
Return Before Taxes	10.60%	6.39%	4.33%	—
Class I
Return Before Taxes	11.66%	7.47%	—	4.45%
The FTSE Developed Core Infrastructure 50/50 Index (net)	10.63%	8.84%	—	—
MSCI World Infrastructure Sector Capped Index (net)	11.83%	6.62%	3.66%	2.70%
Global Infrastructure Linked Benchmark (reflects no deduction for fees, expenses or taxes)	11.06%	6.47%	3.90%	2.84%
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization weighted index that gives participants an industry-defined interpretation of developed market infrastructure companies and adjusts the exposure to certain infrastructure subsectors. The constituent weights are 50% Utilities, 30% Transportation (including capping of 7.5% for railroads/railways), and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication infrastructure and utilities sectors each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The FTSE Developed Core Infrastructure 50/50 Index (net) and the MSCI World Infrastructure Sector Capped Index (net) are each calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.
52Virtus Global Infrastructure Fund

Beginning October 1, 2016, the Global Infrastructure Linked Benchmark consists of the FTSE 50/50. For the period September 1, 2008 through September 30, 2016, performance of the Global Infrastructure Linked Benchmark consists of the MSCI World Infrastructure Sector Capped Index. Prior to September 1, 2008, performance of the Global Infrastructure Linked Benchmark represents an allocation consisting of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff  & Phelps Investment Management Co. (“Duff  & Phelps”), an affiliate of VIA.
Portfolio Management
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Connie M. Luecke, CFA,  a Senior Managing Director of Duff  & Phelps, is a manager of the fund. Ms. Luecke has served as a Portfolio Manager of the fund since inception in 2004.

>
Randle L. Smith, CFA,   a Senior Managing Director of Duff  & Phelps, is a manager of the fund. Mr. Smith has served as a Portfolio Manager of the fund since inception in 2004.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Global Infrastructure Fund53

Virtus Global Opportunities Fund

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	5.00	%(a)	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e
Other Expenses	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.47%	2.22%	2.22%	1.22%
(a)
The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$716	$1,013	$1,332	$2,231
Class B	Sold	$625	$894	$1,190	$2,365
	Held	$225	$694	$1,190	$2,365
Class C	Sold	$325	$694	$1,190	$2,554
	Held	$225	$694	$1,190	$2,554
Class I	Sold or Held	$124	$387	$670	$1,477
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29% of the average value of its portfolio.
54Virtus Global Opportunities Fund

Investments, Risks and Performance
Principal Investment Strategies
This fund seeks to provide investors with exposure to high-quality global companies. The securities selected for inclusion in the fund are those believed by the subadviser to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.
Under normal circumstances, the fund invests in equity securities or equity-linked instruments of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Growth Stocks Risk.  The risk that the fund’s investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Virtus Global Opportunities Fund55

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	14.31%	Worst Quarter:	Q4/2008:	-20.92%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class I Since Inception (8/8/12)
Class A
Return Before Taxes	-1.66%	8.64%	2.96%	—
Return After Taxes on Distributions	-1.86%	8.54%	2.80%	—
Return After Taxes on Distributions and Sale of Fund Shares	-0.77%	6.85%	2.45%	—
Class B
Return Before Taxes	-0.44%	9.10%	2.81%	—
Class C
Return Before Taxes	3.59%	9.10%	2.80%	—
Class I
Return Before Taxes	4.61%	—	—	9.19%
MSCI All Country World Index (net) (reflects no deduction for fees, expenses or taxes)	7.86%	9.36%	3.56%	8.48%
The MSCI ACWI (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The MSCI ACWI (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).
56Virtus Global Opportunities Fund

Portfolio Management
>
Matthew Benkendorf,  Chief Investment Officer and Managing Director at Vontobel, is Lead Portfolio Manager of the fund. Mr. Benkendorf has served as Lead Portfolio Manager of the fund since March 2016, and previously served as Deputy Portfolio Manager (January 2015 to March 2016) and Co- Portfolio Manager (2009 through 2014).

>
Ramiz Chelat,  a Director and Portfolio Manager at Vontobel, is Deputy Portfolio Manager of the fund. Mr. Chelat has served as Deputy Portfolio Manager of the fund since June 2016.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Global Opportunities Fund57

Virtus Global Real Estate Securities Fund

Investment Objective
The fund has a primary investment objective of long-term capital appreciation with a secondary investment objective of income.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I		Class R6
Management Fees	0.85%	0.85%	0.85%		0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e	Non	e
Other Expenses	0.43%	0.43%	0.43%		0.32	%(b)
Total Annual Fund Operating Expenses	1.53%	2.28%	1.28%		1.17%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.13)%	(0.13)%	(0.13)%		(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	1.40%	2.15%	1.15%		1.04%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
Estimated for current fiscal year, as annualized.

(c)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.40% for Class A Shares, 2.15% for Class C Shares, 1.15% for Class I Shares and 1.04% for Class R6 Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$709	$1,019	$1,350	$2,283
Class C	Sold	$318	$700	$1,208	$2,605
	Held	$218	$6700	$1,208	$2,605
Class I	Sold or Held	$117	$393	$690	$1,534
Class R6	Sold or Held	$106	$359	$631	$1,409
58Virtus Global Real Estate Securities Fund

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 22% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund provides global exposure to the real estate securities market, focusing exclusively on companies with a rental business profile. Rental companies derive 70% or more of total revenue from rental income and are most similar in business profile to U.S. real estate investment trusts (“REITs”).
Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by U.S. and non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. The fund, under normal market conditions, will hold at least 40% of its assets in non-U.S. issuers, unless market conditions outside of the U.S. are deemed less favorable by the portfolio manager, in which case the fund would invest at least 30% of its assets in securities of non-U.S. issuers. Additionally, the fund normally invests in real estate-related securities of issuers in developed countries; however it may invest up to 20% of its assets in issuers incorporated in emerging market countries. The fund concentrates its assets in the real estate industry.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

>
Industry/Sector Concentration Risk.  The risk that events negatively affecting real estate securities will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

Virtus Global Real Estate Securities Fund59

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2010:	17.81%	Worst Quarter:	Q3/2011:	-16.90%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Year	Since Inception (3/2/09)	Class R6 Since Inception (11/3/16)
Class I
Return Before Taxes	4.21%	10.35%	19.15%	—
Return After Taxes on Distributions	3.20%	9.29%	17.39%	—
Return After Taxes on Distributions and Sale of Fund Shares	2.51%	7.81%	15.35%	—
Class A
Return Before Taxes	-2.06%	8.77%	17.94%	—
Class C
Return Before Taxes	3.18%	9.25%	17.96%	—
Class R6
Return Before Taxes	—	—	—	3.59%
FTSE EPRA/NAREIT Developed Rental Index (net) (reflects no deduction for fees, expenses or taxes)	4.74%	9.83%	2.02%	3.73%
The FTSE EPRA/NAREIT Developed Rental Index is a free-float market capitalization index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The FTSE EPRA/NAREIT Index (net) is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
60Virtus Global Real Estate Securities Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff  & Phelps Investment Management Co. (“Duff  & Phelps”), an affiliate of VIA.
Portfolio Management
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Geoffrey P. Dybas, CFA,  Senior Managing Director, Global Real Estate Securities team head and Senior Portfolio Manager at Duff  & Phelps, is a manager of the fund. Mr. Dybas has served as a Portfolio Manager of the fund since inception in March 2009.

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Frank J. Haggerty, Jr., CFA,  Senior Managing Director, Portfolio Manager and Senior Real Estate Securities Analyst at Duff  & Phelps, is a manager of the fund. Mr. Haggerty has served as a Portfolio Manager of the fund since inception in March 2009.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
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$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
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$100, generally

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
Virtus Global Real Estate Securities Fund61

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
62Virtus Global Real Estate Securities Fund

Virtus Greater European Opportunities Fund

Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.81%	2.56%	1.56%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.36)%	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.45%	2.20%	1.20%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class C Shares and 1.20% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$714	$1,079	$1,467	$2,551
Class C	Sold	$323	$762	$1,328	$2,868
	Held	$223	$762	$1,328	$2,868
Class I	Sold or Held	$122	$457	$816	$1,826
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.
Virtus Greater European Opportunities Fund63

Investments, Risks and Performance
Principal Investment Strategies
This fund seeks to offer investors exposure to European market economies through well-established companies. The securities selected for inclusion in the fund are believed by the subadviser to be well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles.
Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities or equity-linked instruments of issuers located in Europe, including issuers in emerging markets countries. Equity-linked securities are hybrid debt securities whose return is connected to an underlying equity, usually a stock. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
64Virtus Greater European Opportunities Fund

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q1/2012:	11.70%	Worst Quarter:	Q3/2011:	-13.26%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Year	Since Inception (4/21/09)
Class I
Return Before Taxes	-6.10%	6.42%	9.66%
Return After Taxes on Distributions	-6.34%	6.03%	9.01%
Return After Taxes on Distributions and Sale of Fund Shares	-2.88%	5.23%	8.13%
Class A
Return Before Taxes	-11.72%	4.90%	8.55%
Class C
Return Before Taxes	-7.08%	5.37%	8.57%
MSCI Europe Index (net) (reflects no deduction for fees, expenses or taxes)	-0.40%	6.25%	8.62%
The MSCI Europe Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of the developed markets in Europe. The MSCI Europe Index (net) is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Vontobel Asset Management, Inc. (“Vontobel”).
Portfolio Management
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Daniel Kranson, CFA,  a Director and Portfolio Manager at Vontobel, is the manager of the fund. Mr. Kranson has served as Portfolio Manager of the fund since March 2016, and previously served as Deputy Portfolio Manager (January 2015 to March 2016) and Co-Portfolio Manager (March 2013 through 2014).

Virtus Greater European Opportunities Fund65

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
66Virtus Greater European Opportunities Fund

Virtus Herzfeld Fund

Investment Objective
The fund has investment objectives of capital appreciation and current income.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses	1.08%	1.08%	1.08%
Total Annual Fund Operating Expenses(b)	2.81%	3.56%	2.56%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	2.68%	3.43%	2.43%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.60% for Class A Shares, 2.35% for Class C Shares and 1.35% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$831	$1,384	$1,963	$3,524
Class C	Sold	$446	$1,079	$1,834	$3,819
	Held	$346	$1,079	$1,834	$3,819
Class I	Sold or Held	$246	$784	$1,349	$2,885
Virtus Herzfeld Fund67

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 53% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the fund invests in closed-end investment companies that primarily invest in equity and income-producing securities. The investment methodology utilizes a number of factors and consists of both a quantitative and qualitative approach to identify opportunities across the entire universe of closed-end funds. The overall investment philosophy is predicated on recognizing the recurring valuation patterns found in the closed-end fund industry and capitalizing on opportunities in a systematic manner. The strategy seeks to exploit the discount and premium spreads associated with closed-end funds. The fund may also allocate assets to other investment company structures, including exchange-traded funds (“ETFs”), equity securities, including common and preferred stocks, cash, and/or short term cash equivalents.
The fund primarily invests in closed-end funds whose principal investments strategies include one or more of the following:
Domestic Funds
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Municipal Bond, Build America Bond, Government Bond, Corporate Bond, High Yield Bond

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Equity—Sector Specific (such as Utilities, Real Estate, MLPs), Equity—Covered Call, Equity—General, Equity— Growth & Income, Equity—Dividend, Equity—Tax-Advantaged, Equity—Preferreds, Equity—Convertible Bond

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Loan Participation

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Mortgage-Backed

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Multi-Strategy

Non-U.S. Funds
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Foreign Equity—Country Specific, Foreign Equity—Geographic Region, Global Equity—General, Global Equity—Growth & Income, Global Equity—Dividend

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Global Fixed Income

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Global Multi-Strategy

The closed-end funds that invest in equity securities may or may not use a growth or value strategy and may include funds investing in securities of issuers of any market capitalization. Closed-end funds that invest in non-U.S issuers may include issuers in emerging markets. Closed-end funds that invest in fixed income securities may invest in securities of any credit quality, including below investment grade (so-called “junk bonds”).
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Fund of Funds Risk.  The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

68Virtus Herzfeld Fund

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Closed-End Funds Risk.  The risk that closed-end funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility. Closed-end funds frequently trade at a discount from their net asset value, which may affect whether the fund will realize gain or loss upon its sale of the closed-end funds’ shares. Closed-end funds may employ leverage, which also subjects the closed-end fund to increased risks such as increased volatility.

The principal risks attributable to the underlying investment companies in which the fund invests are:
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Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.

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Convertible Securities Risk.  The risk that a convertible security held by the fund will be called for redemption at a time and/or price unfavorable to the fund.

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Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity-Linked Instruments Risk.  The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

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Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

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Growth Stocks Risk.  The risk that the fund’s investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.

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High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

Virtus Herzfeld Fund69

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Income Risk.  The risk that income received from the fund will vary widely over the short- and/or long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

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Industry/Sector Concentration Risk.  The risk that events negatively affecting an industry or market sector in which a fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in one or more industries (such as communications, consumer cyclicals and consumer non-cyclicals) or sectors, the fund is more vulnerable to conditions that negatively affect such industries or sectors as compared to a fund that is not significantly invested in such industries or sector.

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Infrastructure-Related Investment Risk.  The risk that the value of the fund’s shares will decrease as a result of conditions, such as general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates, negatively affecting the infrastructure companies in which the fund invests.

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Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Limited Number of Investments Risk.  The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

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Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.

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Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Master Limited Partnership Risk.  The risk that the fund’s investments in MLP units will be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP's parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

>
Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.

>
Municipal Bond Market Risk.  The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the value of the fund’s shares to decrease, perhaps significantly.

>
Non-Diversification Risk.  The risk that the fund will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

>
Preferred Stock Risk.  The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.

>
Sector Focused Investing Risk.  The risk that events negatively affecting a particular market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

>
Short Sales Risk.  The risk that the fund will experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.

>
Tax-Exempt Securities  The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities, or that the tax-exempt status of such securities may be lost or limited.

70Virtus Herzfeld Fund

>
Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

>
Value Stocks Risk.  The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2014:	6.00%	Worst Quarter:	Q3/2015:	-8.86%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (9/5/12)
Class I
Return Before Taxes	13.09%	7.04%
Return After Taxes on Distributions	11.31%	5.35%
Return After Taxes on Distributions and Sale of Fund Shares	7.61%	4.85%
Class A
Return Before Taxes	6.35%	5.33%
Class C
Return Before Taxes	11.96%	5.98%
Herzfeld Composite Benchmark (reflects no deduction for fees, expenses or taxes)	5.92%	6.02%
The Herzfeld Composite Benchmark consists of 60% MSCI AC World Index (net) and 40% Barclays U.S. Aggregate Bond Index. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by
Virtus Herzfeld Fund71

non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”).
Portfolio Management
>
Erik M. Herzfeld,  President at Herzfeld. Mr. Herzfeld has served as a Portfolio Manager of the fund since inception in September 2012.

>
Thomas J. Herzfeld,  Chairman of Herzfeld. Mr. Herzfeld has served as a Portfolio Manager of the fund since inception in September 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
72Virtus Herzfeld Fund

Virtus High Yield Fund

Investment Objective
The fund has a primary investment objective of high current income and a secondary objective of capital growth.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	5.00	%(a)	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I	Class R6
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e	Non	e
Other Expenses	0.51%	0.51%	0.51%	0.51%	0.45	%(b)
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(c)	1.43%	2.18%	2.18%	1.18%	1.12%
Less: Fee Waiver and/or Expense Reimbursement(d)	(0.41)%	(0.41)%	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	1.02%	1.77%	1.77%	0.77%	0.71%
(a)
The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
Estimated for current fiscal year, as annualized.

(c)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(d)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.00% for Class A Shares, 1.75% for Class B Shares, 1.75% for Class C Shares, 0.75% for Class I Shares and 0.69% for Class R6 Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Virtus High Yield Fund73

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$475	$772	$1,090	$1,990
Class B	Sold	$580	$843	$1,132	$2,291
	Held	$180	$643	$1,132	$2,291
Class C	Sold	$280	$643	$1,132	$2,481
	Held	$180	$643	$1,132	$2,481
Class I	Sold or Held	$79	$334	$609	$1,395
Class R6	Sold or Held	$73	$315	$577	$1,326
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 81% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund is appropriate for investors seeking diversification and the potential rewards associated with investing in high-yield fixed income securities. High-yield fixed income securities are those that are rated below investment grade. The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The fund will generally overweight those sectors and industries where the subadviser identifies well-valued companies whose business profiles are viewed to be improving. The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, the Barclay’s U.S. High Yield 2% Issuer Capped Index. Under normal circumstances, the fund invests at least 80% of its assets in high yield fixed income securities.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>
Industry/Sector Concentration Risk.  The risk that events negatively affecting an industry or market sector in which a fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps

74Virtus High Yield Fund

significantly. To the extent that the fund invests a significant portion of its portfolio in one or more industries (such as communications, consumer cyclicals and consumer non-cyclicals) or sectors, the fund is more vulnerable to conditions that negatively affect such industries or sectors as compared to a fund that is not significantly invested in such industries or sector.
>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	11.27%	Worst Quarter:	Q4/2008:	-14.67%
Virtus High Yield Fund75

Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class I Since Inception (8/8/12)	Class R6 Since Inception (11/3/16)
Class A
Return Before Taxes	8.80%	5.93%	4.68%	—	—
Return After Taxes on Distributions	6.43%	3.46%	2.08%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	4.91%	3.45%	2.45%	—	—
Class B
Return Before Taxes	8.32%	5.90%	4.28%	—	—
Class C
Return Before Taxes	12.44%	5.94%	4.29%	—	—
Class I
Return Before Taxes	13.31%	—	—	5.69%	—
Class R6
Return Before Taxes	—	—	—	—	1.84%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses or taxes)	17.13%	7.36%	7.55%	6.09%	2.12%
The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is a manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since December 2011.

>
Kyle A. Jennings, CFA,  Senior Managing Director at Newfleet, is a manager of the fund. Mr. Jennings has served as a Portfolio Manager of the fund since December 2011.

>
Francesco Ossino,  Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, is a manager of the fund. Mr. Ossino has served as a Portfolio Manager of the fund since August 2012.

>
Jonathan R. Stanley, CFA,  Managing Director of Fixed Income Research at Newfleet, is a manager of the fund. Mr. Stanley has served as a Portfolio Manager of the fund since August 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

76Virtus High Yield Fund

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus High Yield Fund77

Virtus International Equity Fund

Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	1.93%	1.93%	1.93%
Total Annual Fund Operating Expenses	3.03%	3.78%	2.78%
Less: Fee Waiver and/or Expense Reimbursement(b)	(1.53)%	(1.53)%	(1.53)%
Total Annual Fund Operating Expenses After Expense Reimbursement (b)	1.50%	2.25%	1.25%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.50% for Class A Shares, 2.25% for Class C Shares and 1.25% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$719	$1,322	$1,949	$3,627
Class C	Sold	$328	$1,014	$1,820	$3,922
	Held	$228	$1,014	$1,820	$3,922
Class I	Sold or Held	$127	$717	$1,333	$2,998
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 70% of the average value of its portfolio.
78Virtus International Equity Fund

Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located outside of the United States. The fund invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The fund may use derivatives to hedge against foreign currency exchange rates.
The fund seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. In evaluating securities for inclusion in the fund, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the sub-adviser takes into account, among other things; monetary policy, political factors, economic growth, and valuation.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investments in securities of foreign issuers.

>
Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Value Stocks Risk.  The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.

Virtus International Equity Fund79

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q1/2012:	7.53%	Worst Quarter:	Q3/2011:	-13.50%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	Since Inception (9/16/10)
Class I
Return Before Taxes	-1.80%	4.52%	4.28%
Return After Taxes on Distributions	-1.85%	3.36%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares	-0.55%	3.48%	3.40%
Class A
Return Before Taxes	-7.73%	3.06%	3.11%
Class C
Return Before Taxes	-2.83%	3.48%	3.24%
MSCI EAFE® Index (net) (reflects no deduction for fees, expenses or taxes)	1.00%	6.53%	4.48%
The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE® Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff  & Phelps Investment Management Co. (“Duff  & Phelps”) (since September 2016), an affiliate of VIA.
80Virtus International Equity Fund

Portfolio Management
>
Frederick A. Brimberg,  Senior Managing Director and International Equity Portfolio Manager at Duff  & Phelps, is the manager of the fund. Mr. Brimberg has served as the Portfolio Manager of the fund since May 2013.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus International Equity Fund81

Virtus International Real Estate Securities Fund

Investment Objective
The fund has a primary investment objective of long-term capital appreciation with a secondary investment objective of income.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.90%	2.65%	1.65%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.40)%	(0.40)%	(0.40)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.50%	2.25%	1.25%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.50% for Class A Shares, 2.25% for Class C Shares and 1.25.% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$719	$1,101	$1,507	$2,639
Class C	Sold	$328	$786	$1,369	$2,954
	Held	$228	$786	$1,369	$2,954
Class I	Sold or Held	$127	$481	$859	$1,921
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 26% of the average value of its portfolio.
82Virtus International Real Estate Securities Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund provides international exposure to the real estate securities market, focusing exclusively on companies with a rental business profile. Rental companies derive 70% or more of total revenue from rental income and are most similar in business profile to U.S. real estate investment trusts (“REITs”).
Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. The fund may, at times, invest up to 20% of its assets in U.S. REIT securities. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries. The fund concentrates its assets in the real estate industry.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Geographic Concentration Risk.  The risk that events negatively affecting the geographic location where the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

>
Industry/Sector Concentration Risk.  The risk that events negatively affecting real estate securities will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
Virtus International Real Estate Securities Fund83

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2009:	31.43%	Worst Quarter:	Q4/2008:	-30.77%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	Since Inception (10/1/07)
Class I
Return Before Taxes	0.51%	8.95%	0.86%
Return After Taxes on Distributions	-1.90%	7.29%	-0.66%
Return After Taxes on Distributions and Sale of Fund Shares	0.89%	6.67%	0.32%
Class A
Return Before Taxes	-5.34%	7.43%	-0.02%
Class C
Return Before Taxes	-0.34%	7.89%	-0.14%
FTSE EPRA/NAREIT Developed Rental ex-U.S. Index (net) (reflects no deduction for fees, expenses or taxes)	1.86%	8.40%	-0.15%
The FTSE EPRA/NAREIT Developed Rental ex-U.S. Index is a free-float market capitalization-weighted index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The FTSE EPRA/NAREIT Developed Rental ex-U.S. Index (net) is calculated on a total return basis with net dividends reinvested. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff  & Phelps Investment Management Co. (“Duff  & Phelps”), an affiliate of VIA.
84Virtus International Real Estate Securities Fund

Portfolio Management
>
Geoffrey P. Dybas, CFA,  Senior Managing Director, Global Real Estate Securities team head and Senior Portfolio Manager at Duff  & Phelps, is a manager of the fund. Mr. Dybas has served as a Portfolio Manager of the fund since inception in 2007.

>
Frank J. Haggerty, Jr., CFA,  Senior Managing Director, Portfolio Manager and Senior Real Estate Securities Analyst at Duff  & Phelps, is a manager of the fund. Mr. Haggerty has served as primary Portfolio Manager of the fund since inception in 2007.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus International Real Estate Securities Fund85

Virtus International Small-Cap Fund

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I		Class R6
Management Fees	1.00%	1.00%	1.00%		1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e	Non	e
Other Expenses	0.61%	0.61%	0.61%		0.50%
Total Annual Fund Operating Expenses	1.86%	2.61%	1.61%		1.50%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.26)%	(0.26)%	(0.26)%		(0.26)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	1.60%	2.35%	1.35%		1.24%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.60% for Class A Shares, 2.35% for Class C Shares, 1.35% for Class I Shares and 1.24% for Class R6 Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$728	$1,102	$1,500	$2,609
Class C	Sold	$338	$787	$1,362	$2,925
	Held	$238	$787	$1,362	$2,925
Class I	Sold or Held	$137	$483	$852	$1,889
Class R6	Sold or Held	$126	$422	$768	$1,745
86Virtus International Small-Cap Fund

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 40% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund pursues capital appreciation in the small-cap international arena. The fund invests in a select group of small-cap companies believed by the subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small capitalization companies. As of the date of the Prospectus, the fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $5 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investments in securities of foreign issuers.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Limited Number of Investments Risk.  The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

Virtus International Small-Cap Fund87

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Preferred Stock Risk.  The risk that a preferred stock will decline in price, fail to pay dividends when expected, or be illiquid.

>
Small Market Capitalization Companies Risk.  The risk that the fund’s investments in small market capitalization companies may be less liquid and more vulnerable to adverse business or economic developments, which may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q1/2013:	11.71%	Worst Quarter:	Q3/2015:	-14.25%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (9/5/12)	Class R6 Since Inception (11/12/14)
Class I
Return Before Taxes	21.03%	11.58%	—
Return After Taxes on Distributions	20.29%	10.25%	—
Return After Taxes on Distributions and Sale of Fund Shares	12.59%	8.89%	—
Class A
Return Before Taxes	13.76%	9.78%	—
Class C
Return Before Taxes	19.89%	10.48%	—
Class R6
Returns Before Taxes	21.16%	—	6.82%
MSCI All Country World ex U.S. Small Cap Index (net) (reflects no deduction for fees, expenses or taxes)	3.91%	7.30%	2.56%
88Virtus International Small-Cap Fund

The MSCI AC World Index ex U.S. Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.
Portfolio Management
>
Craig Stone,  Senior Research Analyst at Kayne. Mr. Stone has served as a Portfolio Manager of the fund since inception in September 2012.

>
Craig Thrasher, CFA,  Research Analyst at Kayne. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in September 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
Virtus International Small-Cap Fund89

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
90Virtus International Small-Cap Fund

Virtus International Wealth Masters Fund

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.90%	0.90%	0.90%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	2.12%	2.12%	2.12%
Total Annual Fund Operating Expenses	3.27%	4.02%	3.02%
Less: Fee Waiver and/or Expense Reimbursement(b)	(1.72)%	(1.72)%	(1.72)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.55%	2.30%	1.30%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.55% for Class A Shares, 2.30% for Class C Shares and 1.30% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$724	$1,372	$2,044	$3,826
Class C	Sold	$333	$1,067	$1,917	$4,117
	Held	$233	$1,067	$1,917	$4,117
Class I	Sold or Held	$132	$771	$1,436	$3,215
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 34% of the average value of its portfolio.
Virtus International Wealth Masters Fund91

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to track the performance of the Horizon Kinetics International Wealth Index (Ticker: INWTR), a public index maintained by Horizon Kinetics LLC, the parent company of the fund’s subadviser, and published by International Securities Exchange, LLC. The index is composed of non-U.S., exchange-listed companies managed by executives who have accumulated a substantial amount of their personal wealth through the companies that they manage. The issuers have market capitalizations, at time of addition to the index, in excess of  $200 million. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. The manner in which the index is constructed is likely to result in the fund’s assets generally being focused in one or more market sectors. For example, companies eligible for inclusion in the index based upon the first requirement of having an individual with significant wealth in a control position, are often companies in the consumer discretionary sector; therefore, it would not be unusual for the fund’s assets to be similarly focused in the consumer discretionary sector.
The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining "location" of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer's assets are exposed to the economic fortunes and risks of the designated country.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Correlation to Index  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, whether the fund obtains every security in its index, complexities of investing in foreign markets and timing differences associated with additions to and deletions from its index.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Sector Focused Investing Risk.  The risk that events negatively affecting a particular market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

>
Small and Medium Market Capitalization Risk.  The risk that the fund's investments in small and medium market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
92Virtus International Wealth Masters Fund

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q1/2015:	5.43%	Worst Quarter:	Q3/2015:	-8.45%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (11/17/14)
Class I
Return Before Taxes	1.91%	0.49%
Return After Taxes on Distributions	1.71%	0.02%
Return After Taxes on Distributions and Sale of Fund Shares	1.56%	0.41%
Class A
Return Before Taxes	-4.12%	-2.51%
Class C
Return Before Taxes	0.93%	-0.53%
MSCI EAFE® (net) (reflects no deduction of fees, expenses or taxes)	1.00%	-0.66%
The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE® Index (net) is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Horizon Asset Management LLC (“Horizon”).
Portfolio Management
>
Murray Stahl,  Chairman, Chief Executive Officer and Chief Investment Officer at Horizon. Mr. Stahl has served as a Portfolio Manager of the fund since inception in November 2014.

Virtus International Wealth Masters Fund93

>
Matthew Houk,  Portfolio Manager and Research Analyst at Horizon. Mr. Houk has served as a Portfolio Manager of the fund since inception in November 2014.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
94Virtus International Wealth Masters Fund

Virtus Low Duration Income Fund

Investment Objective
The fund’s investment objective is to provide a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	Non	e
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.10%	1.85%	0.85%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.35)%	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	0.75%	1.50%	0.50%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.75% for Class A Shares, 1.50% for Class C Shares and 0.50% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$300	$533	$784	$1,504
Class C	Sold	$253	$548	$968	$2,141
	Held	$153	$548	$968	$2,141
Class I	Sold or Held	$51	$236	$437	$1,017
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Virtus Low Duration Income Fund95

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks current income with an emphasis on maintaining low volatility and overall short duration (within a range of 1-3 years) by investing primarily in higher quality, more liquid securities across 14 fixed income sectors. Duration represents the interest rate sensitivity of a fixed income fund. The fund seeks to achieve its objective by applying a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.
Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers, to include some or all of the following:
•
Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities;

•
Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•
Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

•
High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Call Risk.  The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations and otherwise not benefit fully from the increase in value that other fixed income securities experience when interest rates decline.

>
Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

96Virtus Low Duration Income Fund

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Income Risk.  The risk that income received from the fund will vary widely over the short- and/or long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.

Performance Information
The Virtus Low Duration Income Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Virtus Low Duration Income Fund, a series of Virtus Insight Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 23, 2016. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Low Duration Income Fund’s commencement date.
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.
Best Quarter:	Q2/2009:	5.42%	Worst Quarter:	Q3/2008:	-3.18%
Virtus Low Duration Income Fund97

Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years
Class I
Return Before Taxes	2.58%	2.65%	3.86%
Return After Taxes on Distributions	1.66%	1.73%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares	1.46%	1.63%	2.52%
Class A
Return Before Taxes	0.12%	1.95%	3.37%
Class C
Return Before Taxes	1.66%	1.65%	2.84%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	2.08%	1.85%	3.84%
The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of four to five years. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
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David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the fund since May 2012.

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Lisa M. Baribault,  Director and Portfolio Manager at Newfleet. Ms. Baribault has served as a Portfolio Manager of the fund since January 2017.

>
Benjamin Caron, CFA,  Senior Managing Director and Portfolio Manager at Newfleet. Mr. Caron has served as a Portfolio Manager of the fund since May 2012.

>
Christopher J. Kelleher, CFA, CPA,  Senior Managing Director and Senior Portfolio Manager at Newfleet. Mr. Kelleher has served as a Portfolio Manager of the fund since October 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

98Virtus Low Duration Income Fund

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Low Duration Income Fund99

Virtus Low Volatility Equity Fund

Investment Objective
The fund has an investment objective of capital appreciation with lower volatility than U.S. markets over a full market cycle.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	1.76%	1.76%	1.76%
Acquired Fund Fees and Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses(b)	3.16%	3.91%	2.91%
Less: Fee Waiver and/or Expense Reimbursement(c)	(1.41)%	(1.41)%	(1.41)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.75%	2.50%	1.50%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.55% for Class A Shares, 2.30% for Class C Shares and 1.30% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$743	$1,369	$2,019	$3,750
Class C	Sold	$353	$1,063	$1,892	$4,042
	Held	$253	$1,063	$1,892	$4,042
Class I	Sold or Held	$153	$768	$1,409	$3,132
100Virtus Low Volatility Equity Fund

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 10% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to provide investors with long-term returns similar to U.S. large capitalization stocks with less volatility by:
•
investing in a portfolio of primarily ETFs designed to produce returns generally in line with the broad U.S. equity market, although the fund may invest directly in large capitalization U.S. equity securities,

•
selling (writing) equity index call options, and

•
buying call options on CBOE Volatility Index® (VIX®) futures.

Writing index call options and buying call options on VIX® futures are both techniques for limiting the volatility of the fund’s portfolio. Writing index call options is a way to monetize volatility, enhancing the fund’s risk-adjusted return as compared with an all-equity portfolio and providing steady cash flow. However, at times, it also reduces the fund’s ability to profit from increases in the value of its equity portfolio. Buying call options on VIX® futures is designed to protect the fund from a significant market decline over a short period of time because the value of a call option on VIX® futures generally increases as stock prices decrease, and decreases as those stocks prices increase. By employing techniques to limit the risks associated with the U.S. large capitalization stocks represented in its portfolio, the fund expects its portfolio to experience less volatility than a portfolio of U.S. large capitalization stocks alone.
Under normal circumstances, the fund intends to invest at least 80% of its net assets in equity securities, which include ETFs representing the equity securities markets.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Call Options Risks.  The risk that selling index call options may limit the fund’s opportunity to profit from increases in the value of its equity portfolio, and the risk that buying call options may result in the loss of the premium paid for those options.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

>
Fund of Funds Risk.  The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

Virtus Low Volatility Equity Fund101

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Low Volatility Strategy Risk.  The risk that the fund’s techniques for limiting portfolio volatility will not be successful, will cause the fund’s portfolio to underperform its benchmark, or will cause the fund to lose money.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q4/2015:	5.29%	Worst Quarter:	Q1/2016:	-6.48%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (6/11/13)
Class I
Return Before Taxes	-0.41%	5.79%
Return After Taxes on Distributions	-0.65%	5.49%
Return After Taxes on Distributions and Sale of Fund Shares	-0.03%	4.48%
Class A
Return Before Taxes	-6.31%	3.79%
Class C
Return Before Taxes	-1.37%	4.73%
CBOE S&P 500 Buywrite Index (reflects no deduction of fees, expenses or taxes)	7.07%	6.98%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	11.74%
The CBOE S&P 500 Buywrite Index is a passive total return index based on buying an S&P 500 stock index portfolio and "writing" (or selling) the near-term S&P 500 Index (SPXSM) "covered" call option. The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The S&P 500® Index is calculated on a total-return basis with dividends reinvested.The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by
102Virtus Low Volatility Equity Fund

non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Rampart Investment Management Company, LLC (“Rampart”), an affiliate of VIA.
Portfolio Management
>
Michael Davis,  a Portfolio Manager Rampart, is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.

>
Brendan R. Finneran,  Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since June 2013.

>
Robert F. Hofeman, Jr.,  Portfolio Manager and Trader at Rampart,is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since June 2013.

>
Warun Kumar,  Chief Investment Officer and Portfolio Manager at Rampart, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since September 2016.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Low Volatility Equity Fund103

Virtus Multi-Asset Trend Fund

Investment Objective
The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses(b)	1.73%	2.48%	1.48%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$741	$1,089	$1,460	$2,499
Class C	Sold	$351	$773	$1,321	$2,816
	Held	$251	$773	$1,321	$2,816
Class I	Sold or Held	$151	$468	$808	$1,768
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 223% of the average value of its portfolio.
104Virtus Multi-Asset Trend Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index, international equities, fixed income, alternatives, and/or cash equivalents (high-quality short-term securities). Allocations to each asset class are based on quantitative models.
The fund has the flexibility to invest in any combination of the sub-sectors, international equities, fixed income, alternatives, and high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector, international equity component, fixed income component, and alternative asset component. The fund will allocate to those components that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall equity market. When the equity market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those equity sub-sectors and international equities of the market that are not exhibiting absolute positive momentum. The fund may invest in a basket of securities or ETFs to represent its positions.
The adviser is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any ETFs in which the fund invests. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Commodity and Commodity-linked Instruments Risk.  The risk that investments in commodities or commodity-linked notes will subject the fund’s portfolio to greater volatility than investments in traditional securities, or that commodity-linked instruments will experience returns different from the commodities they attempt to track.

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Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Exchange-Traded Funds (ETFs) Risk.  The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

Virtus Multi-Asset Trend Fund105

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Fund of Funds Risk.  The risk that the fund’s performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the fund’s investment in such other funds will cost shareholders more than direct investments would have cost.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

>
Quantitative Model Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.

>
Real Estate Investment Risk.  The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers..

>
Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
106Virtus Multi-Asset Trend Fund

Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q4/2013:	5.28%	Worst Quarter:	Q3/2015:	-3.11%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	Since Inception (3/15/11)
Class I
Return Before Taxes	1.72%	2.87%	2.35%
Return After Taxes on Distributions	1.72%	2.26%	1.82%
Return After Taxes on Distributions and Sale of Fund Shares	0.97%	2.23%	1.83%
Class A
Return Before Taxes	-4.41%	1.42%	1.06%
Class C
Return Before Taxes	0.72%	1.87%	1.36%
Dow Jones Global Moderate Portfolio Index	7.67%	7.37%	6.28%
The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The indexes are calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
Portfolio Management
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Michael Davis,  a Managing Director at VIA, is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.

>
Brendan R. Finneran,  Managing Director and Equity Trader at VIA, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since September 2016.

>
Robert F. Hofeman, Jr.,  Managing Director and Equity Trader at VIA,is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since September 2016.

Virtus Multi-Asset Trend Fund107

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Warun Kumar,   Senior Managing Director and Portfolio Manager at VIA, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since May 2015.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
108Virtus Multi-Asset Trend Fund

Virtus Multi-Sector Intermediate Bond Fund

Investment Objective
The fund has an investment objective of maximizing current income while preserving capital.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%		Non	e	Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	5.00	%(a)	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e	Non	e
Other Expenses	0.34%	0.34%	0.34%	0.34%	0.27%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(b)	1.17%	1.92%	1.92%	0.92%	0.85%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.02%	1.77%	1.77%	0.77%	0.70%
(a)
The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.99% for Class A Shares, 1.74% for Class B Shares, 1.74% for Class C Shares, 0.74% for Class I Shares and 0.67% for Class R6 Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Virtus Multi-Sector Intermediate Bond Fund109

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$475	$718	$981	$1,729
Class B	Sold	$580	$789	$1,023	$2,036
	Held	$180	$589	$1,023	$2,036
Class C	Sold	$280	$589	$1,023	$2,231
	Held	$180	$589	$1,023	$2,231
Class I	Sold or Held	$79	$278	$495	$1,118
Class R6	Sold or Held	$72	$256	$457	$1,035
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to generate high current income and total return while preserving capital by applying extensive credit research and a time-tested approach designed to capitalize on opportunities across undervalued sectors of the bond market. The portfolio seeks diversification among 14 sectors in an effort to increase return potential and reduce risk.
Under normal circumstances, the fund invests at least 80% of its assets in bonds, which are debt securities of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily intermediate-term bonds having a dollar-weighted average maturity of between three and 10 years and that are in one of the following market sectors:
•
Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

•
Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

•
High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
110Virtus Multi-Sector Intermediate Bond Fund

>
Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

>
Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Virtus Multi-Sector Intermediate Bond Fund111

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	16.15%	Worst Quarter:	Q4/2008:	-14.37%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class I Since Inception (10/1/09)	Class R6 Since Inception (11/12/14)
Class A
Return Before Taxes	6.02%	4.28%	5.04%	—	—
Return After Taxes on Distributions	4.07%	2.06%	2.71%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	2.37%	2.92%	—	—
Class B
Return Before Taxes	5.37%	4.29%	4.65%	—	—
Class C
Return Before Taxes	9.46%	4.32%	4.67%	—	—
Class I
Return Before Taxes	10.54%	5.36%	—	6.57%	—
Class R6
Returns Before Taxes	10.62%	—	—	—	2.87%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.35%	3.47%	1.91%
The Boomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
112Virtus Multi-Sector Intermediate Bond Fund

Portfolio Management
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David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is the manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since 1995, and co-managed the fund from 1994 to 1995.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Multi-Sector Intermediate Bond Fund113

Virtus Multi-Sector Short Term Bond Fund

Investment Objective
The fund has an investment objective of providing high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I		Class R6		Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%		Non	e	Non	e	Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	2.00	%(a)	Non	e	Non	e	Non	e	1.00	%(a)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I		Class R6		Class T
Management Fees	0.47%	0.47%	0.47%	0.47%		0.47%		0.47%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	0.75%	0.50%	Non	e	Non	e	1.00%
Other Expenses	0.27%	0.27%	0.27%	0.27%		0.20	%(b)	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses(c)	1.00%	1.50%	1.25%	0.75%		0.68%		1.75%
(a)
The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year. The deferred sales charge is imposed on Class T Shares redeemed during the first year only.

(b)
Estimated for current fiscal year, as annualized.

(c)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
114Virtus Multi-Sector Short Term Bond Fund

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$325	$536	$765	$1,422
Class B	Sold	$303	$474	$818	$1,532
	Held	$153	$474	$818	$1,532
Class C	Sold or Held	$127	$397	$686	$1,511
Class I	Sold or Held	$77	$240	$417	$930
Class R6	Sold or Held	$69	$218	$379	$847
Class T	Sold	$275	$525	$875	$1,750
	Held	$175	$525	$875	$1,750
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 53% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks current income with an emphasis on maintaining low volatility and overall short duration by investing primarily in higher quality, more liquid securities across 14 bond market sectors. The fund utilizes a value-oriented, research driven approach that seeks to strategically overweight undervalued sectors while applying strict risk controls.
Under normal circumstances, the fund invests at least 80% of its assets in bonds, which are fixed income debt obligations of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:
•
Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•
Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

•
High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
Virtus Multi-Sector Short Term Bond Fund115

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Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.

>
U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	10.79%	Worst Quarter:	Q4/2008:	-9.05%
116Virtus Multi-Sector Short Term Bond Fund

Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class I Since Inception (6/6/08)	Class R6 Since Inception (11/3/16)
Class A
Return Before Taxes	2.60%	2.88%	4.20%	—	—
Return After Taxes on Distributions	1.31%	1.52%	2.52%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	1.46%	1.61%	2.56%	—	—
Class B
Return Before Taxes	2.98%	2.85%	3.90%	—	—
Class C
Return Before Taxes	4.86%	3.13%	4.19%	—	—
Class I
Return Before Taxes	5.22%	3.64%	—	5.13%	—
Class R6
Return Before Taxes	—	—	—	—	-0.06%
Class T
Return Before Taxes	4.35%	2.59%	3.66%	—	—
BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index (reflects no deduction for fees, expenses or taxes)	2.57%	2.32%	3.46%	3.16%	-0.29%
The BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index measures performance of U.S. corporate bond issues rated A1 through BBB3, inclusive (based on an average of Moody's, S&P and Fitch), with a remaining term to final maturity less than 3 years. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is the manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since 1993.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A, Class C and Class T Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Virtus Multi-Sector Short Term Bond Fund117

Minimum additional investments applicable to Class A, Class C and Class T Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
118Virtus Multi-Sector Short Term Bond Fund

Virtus Real Estate Securities Fund

Investment Objective
The fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	5.00	%(a)	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I		Class R6
Management Fees	0.74%	0.74%	0.74%	0.74%		0.74%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	Non	e	Non	e
Other Expenses	0.39%	0.39%	0.39%	0.39%		0.22%
Total Annual Fund Operating Expenses	1.38%	2.13%	2.13%	1.13%		0.96%
(a)
The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$707	$987	$1,287	$2,137
Class B	Sold	$616	$867	$1,144	$2,271
	Held	$216	$667	$1,144	$2,271
Class C	Sold	$316	$667	$1,144	$2,462
	Held	$216	$667	$1,144	$2,462
Class I	Sold or Held	$115	$359	$622	$1,375
Class R6	Sold or Held	$98	$306	$531	$1,178
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 31% of the average value of its portfolio.
Virtus Real Estate Securities Fund119

Investments, Risks and Performance
Principal Investment Strategies
The fund offers exposure to the equity real estate investment trust (“REIT”) market utilizing a Growth at a Reasonable Price style with macroeconomic and fundamental security analysis designed to identify the most attractive investment candidates. The subadviser believes the value of a REIT extends beyond the value of the underlying real estate and that through fundamental research, it can uncover and exploit inefficiencies in the market.
Under normal circumstances, the fund invests at least 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. The fund concentrates its assets in the real estate industry.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Industry/Sector Concentration Risk.  The risk that events negatively affecting real estate securities will cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in real estate related securities, the fund is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
120Virtus Real Estate Securities Fund

Calendar year total returns for Class I Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2009:	32.93%	Worst Quarter:	Q4/2008:	-38.68%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class R6 Since Inception (11/12/14)
Class I
Return Before Taxes	6.94%	11.08%	4.90%	—
Return After Taxes on Distributions	1.81%	8.05%	3.07%	—
Return After Taxes on Distributions and Sale of Fund Shares	7.10%	8.24%	3.42%	—
Class A
Return Before Taxes	0.53%	9.50%	4.02%	—
Class B
Return Before Taxes	2.38%	9.97%	3.85%	—
Class C
Return Before Taxes	5.92%	9.98%	3.86%	—
Class R6
Returns Before Taxes	7.13%	—	—	6.80%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)	8.52%	12.01%	5.08%	7.55%
The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified REITs, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The FTSE NAREIT Equity REITs Index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff  & Phelps Investment Management Co. (“Duff  & Phelps”), an affiliate of VIA.
Virtus Real Estate Securities Fund121

Portfolio Management
>
Geoffrey P. Dybas, CFA,  Senior Managing Director, Global Real Estate Securities team head and Senior Portfolio Manager at Duff  & Phelps, is a manager of the fund. Mr. Dybas has served as a Portfolio Manager of the fund since 1998.

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Frank J. Haggerty, Jr., CFA,  Senior Managing Director, Portfolio Manager and Senior Real Estate Securities Analyst at Duff  & Phelps, is a manager of the fund. Mr. Haggerty has served as a Portfolio Manager of the fund since 2007.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
122Virtus Real Estate Securities Fund

Virtus Sector Trend Fund

Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(b)	1.07%	1.82%	0.82%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$678	$896	$1,131	$1,806
Class C	Sold	$285	$573	$985	$2,137
	Held	$185	$573	$985	$2,137
Class I	Sold or Held	$84	$262	$455	$1,014
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 337% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund utilizes a rules based investment process and may invest in securities representing the primary sectors of the S&P 500® Index and/or cash equivalents (high-quality short-term securities). Allocations to each sector are based on quantitative models.
Virtus Sector Trend Fund123

The fund has the flexibility to invest in any combination of the sectors and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sector of the equity market. The fund will allocate to those sectors that the model determines are more likely to outperform the broad market and possess positive absolute momentum. When a sector does not possess positive absolute momentum, a defensive cash equivalent position may be built by allocating from those sectors of the market that are not exhibiting absolute positive momentum, up to 100% of fund assets.
The adviser is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

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Quantitative Model Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.

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Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.

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U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
124Virtus Sector Trend Fund

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	14.28%	Worst Quarter:	Q4/2008:	-17.03%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Class I Since Inception (10/1/09)
Class A
Return Before Taxes	-2.22%	7.37%	4.05%	—
Return After Taxes on Distributions	-2.52%	5.20%	2.67%	—
Return After Taxes on Distributions and Sale of Fund Shares	-1.01%	5.53%	3.05%	—
Class C
Return Before Taxes	2.95%	7.86%	3.91%	—
Class I
Return Before Taxes	3.94%	8.93%	—	9.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%	13.68%
The S&P 500®Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is a calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
Portfolio Management
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Michael Davis,  a Managing Director at VIA, is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.

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Brendan R. Finneran,  Managing Director and Equity Trader at VIA, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since September 2016.

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Robert F. Hofeman, Jr.,  Managing Director and Equity Trader at VIA,is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since September 2016.

Virtus Sector Trend Fund125

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Warun Kumar,   Senior Managing Director and Portfolio Manager at VIA, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since May 2015.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
126Virtus Sector Trend Fund

Virtus Senior Floating Rate Fund

Investment Objective
The fund has an investment objective of high total return from both current income and capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees(b)	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e	Non	e
Interest Expense on Borrowings	0.07%	0.07%	0.07%	0.07%
Other Expenses	0.30%	0.30%	0.30%	0.24	%(c)
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(d)	1.08%	1.83%	0.83%	0.77%
Less: Fee Waiver and/or Expense Reimbursement(e)	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement(d)(e)	1.02%	1.77%	0.77%	0.71%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
Restated to reflect current management fee.

(c)
Estimated for current fiscal year, as annualized.

(d)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(e)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.94% for Class A Shares, 1.69% for Class C Shares, 0.69% for Class I Shares and 0.63% for Class R6 Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$376	$603	$848	$1,551
Class C	Sold	$280	$570	$985	$2,143
	Held	$180	$570	$985	$2,143
Class I	Sold or Held	$79	$259	$455	$1,020
Class R6	Sold or Held	$73	$240	$422	$949
Virtus Senior Floating Rate Fund127

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 48% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund offers the potential for attractive total return and income by investing primarily in non-investment grade bank loans with a focus on higher quality companies within a rating tier. Using extensive credit and company analysis and monitoring, the subadviser looks for those securities with strong total return potential while maintaining an emphasis on managing risk.
Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of senior floating rate loans (“Senior Loans”). The fund may invest up to 15% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign Senior Loans, including Yankee bonds. The fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit-linked notes, and swaps.
The fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Derivatives Risk.  The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

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Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Leverage Risk.  The risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

128Virtus Senior Floating Rate Fund

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Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and price beneficial to the fund.

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Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

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Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Unrated Fixed Income Securities Risk.  The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	13.54%	Worst Quarter:	Q3/2011:	-4.11%
Virtus Senior Floating Rate Fund129

Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	Since Inception (1/31/08)	Class R6 Since Inception (11/3/16)
Class I
Return Before Taxes	8.81%	4.66%	5.22%	—
Return After Taxes on Distributions	6.92%	2.74%	3.05%	—
Return After Taxes on Distributions and Sale of Fund Shares	4.94%	2.73%	3.13%	—
Class A
Return Before Taxes	5.54%	3.81%	4.63%	—
Class C
Return Before Taxes	7.71%	3.61%	4.19%	—
Class R6
Return Before Taxes	—	—	—	1.85%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	10.16%	5.11%	5.36%	1.63%
The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/ LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
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David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet, is a manager of the fund. Mr. Albrycht has served as a Portfolio Manager of the fund since inception in 2008.

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Kyle A. Jennings, CFA,  Senior Managing Director and Head of Credit Research at Newfleet, is a manager of the fund. Mr. Jennings has served as a Portfolio Manager of the fund since inception in 2008.

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Francesco Ossino,  Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, is a manager of the fund. Mr. Ossino has served as a Portfolio Manager of the fund since August 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

130Virtus Senior Floating Rate Fund

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Senior Floating Rate Fund131

Virtus Tax-Exempt Bond Fund

Investment Objective
The fund has an investment objective of providing a high level of current income that is exempt from federal income tax.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	Non	e
Other Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.01%	1.76%	0.76%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	0.85%	1.60%	0.60%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.85% for Class A Shares, 1.60% for Class C Shares and 0.60% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$359	$572	$802	$1,463
Class C	Sold	$263	$539	$939	$2,060
	Held	$163	$539	$939	$2,060
Class I	Sold or Held	$61	$227	$407	$927
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.
132Virtus Tax-Exempt Bond Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to generate current income exempt from federal income taxes by investing in a diversified portfolio with municipal bonds of varying maturities. The management team focuses on higher quality tax-exempt municipal bonds, gauging the value of a security by issue type, credit quality, and bond structure; however, the fund may invest up to 20% of its net assets in below investment grade tax-exempt municipal bonds. Below investment grade tax-exempt municipal bonds are considered high-yield/high-risk fixed income securities (so-called "junk bonds").
Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in municipal bonds, the income from which is exempt from federal income taxes. The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these taxable investments may be subject to federal, state, and local taxes.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy or specific municipalities in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Call Risk.  The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations and otherwise not benefit fully from the increase in value that other fixed income securities experience when interest rates decline.

>
Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>
High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>
Income Risk.  The risk that income received from the fund will vary widely over the short- and/or long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

>
Interest Rate Risk.  The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Municipal Bond Market Risk.  The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the value of the fund’s shares to decrease, perhaps significantly.

>
Tax-Exempt Securities  The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities, or that the tax-exempt status of such securities may be lost or limited.

>
Tax Liability Risk.  The risk that noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

Performance Information
The Virtus Tax-Exempt Bond Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Virtus Tax-Exempt Bond Fund, a series of Virtus Insight Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 23, 2016. The Predecessor Fund and the
Virtus Tax-Exempt Bond Fund133

Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Tax-Exempt Bond Fund’s commencement date.
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.
Best Quarter:	Q3/2009:	10.03%	Worst Quarter:	Q3/2008:	-5.64%
Average Annual Total Returns (for the periods ended 12/31/16; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years
Class I
Return Before Taxes	-0.16%	2.94%	4.29%
Return After Taxes on Distributions	-0.21%	2.92%	4.26%
Return After Taxes on Distributions and Sale of Fund Shares	1.16%	2.95%	4.15%
Class A
Return Before Taxes	-3.15%	2.11%	3.73%
Class C
Return Before Taxes	-1.15%	1.91%	3.24%
Tax-Exempt Bond Linked Benchmark (reflects no deduction for fees, expenses or taxes)	0.24%	3.04%	4.13%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.35%
The Tax-Exempt Bond Linked Benchmark consists of the BofA Merrill Lynch 1-22 Year US Municipal Securities Index, a subset of the BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. Performance of the Tax-Exempt Bond Linked Benchmark prior to 6/30/2012 is that of the Barclays U.S. Municipal Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indexes are calculated on a total return basis. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by
134Virtus Tax-Exempt Bond Fund

non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
Timothy M. Heaney, CFA,  Senior Managing Director and Senior Portfolio Manager—Municipal Securities at Newfleet. Mr. Heaney has served as a Portfolio Manager of the fund since June 2012.

>
Lisa H. Leonard,  Managing Director and Portfolio Manager—Municipal Securities at Newfleet. Ms. Leonard has served as a Portfolio Manager of the fund since June 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
Distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from the federal income tax. Such net investment income attributable to “private activity” bonds (other than private activity bonds issued in 2009 or 2010) may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Tax-Exempt Bond Fund135

Virtus Wealth Masters Fund

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 219 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 110 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e
Other Expenses	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.53%	2.28%	1.28%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.08%)	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.45%	2.20%	1.20%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class C Shares and 1.20% for Class I Shares through January 31, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$714	$1,023	$1,354	$2,287
Class C	Sold	$323	$705	$1,213	$2,609
	Held	$223	$705	$1,213	$2,609
Class I	Sold or Held	$122	$398	$695	$1,538
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30% of the average value of its portfolio.
136Virtus Wealth Masters Fund

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (Ticker: RCH), a public index maintained by Horizon Kinetics LLC, the parent company of the fund’s subadviser, and published by International Securities Exchange, LLC. The index is composed of U.S.-listed companies and equity REITs managed by executives who are among the wealthiest individuals in the United States and, in many cases, have accumulated a substantial amount of their personal wealth through the companies that they manage. The issuers have market capitalizations, at time of addition to the index, in excess of  $200 million. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.
The manner in which the index is constructed is likely to result in the fund’s assets generally being focused in one or more market sectors. For example, companies eligible for inclusion in the index based upon the first requirement of having an individual with significant wealth in a control position are often companies in the consumer discretionary sector; therefore, it would not be unusual for the fund’s assets to be similarly focused in the consumer discretionary sector.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Correlation to Index  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, whether the fund obtains every security in its index, complexities of investing in foreign markets and timing differences associated with additions to and deletions from its index.

>
Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>
Sector Focused Investing Risk.  The risk that events negatively affecting a particular market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Virtus Wealth Masters Fund137

Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2013:	11.26%	Worst Quarter:	Q3/2015:	-12.44%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (9/5/12)
Class I
Return Before Taxes	15.69%	12.17%
Return After Taxes on Distributions	15.41%	11.68%
Return After Taxes on Distributions and Sale of Fund Shares	9.12%	9.55%
Class A
Return Before Taxes	8.73%	10.37%
Class C
Return Before Taxes	14.51%	11.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	13.82%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Horizon Asset Management LLC (“Horizon”).
Portfolio Management
>
Murray Stahl,  Chairman, Chief Executive Officer and Chief Investment Officer at Horizon. Mr. Stahl has served as a Portfolio Manager of the fund since inception in September 2012.

>
Matthew Houk,  Portfolio Manager and Research Analyst at Horizon. Mr. Houk has served as a Portfolio Manager of the fund since inception in September 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
138Virtus Wealth Masters Fund

•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.
Virtus Wealth Masters Fund139

More Information About Fund Expenses

VIA has contractually agreed to limit the total operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.
	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Bond Fund	0.85%	1.60%	1.60%	0.60%	0.54%	N/A	January 31, 2018
Virtus CA Tax-Exempt Bond Fund	0.85%	N/A	N/A	0.60%	N/A	N/A	January 31, 2018
Virtus Emerging Markets Debt Fund	1.35%	N/A	2.10%	1.10%	N/A	N/A	January 31, 2018
Virtus Emerging Markets Equity Income Fund	1.60%	N/A	2.35%	1.35%	N/A	N/A	January 31, 2018
Virtus Emerging Markets Small-Cap Fund	1.85%	N/A	2.60%	1.60%	N/A	N/A	January 31, 2018
Virtus Equity Trend Fund	1.60%	N/A	2.35%	1.35%	1.26%	N/A	January 31, 2018
Virtus Essential Resources Fund	1.65%	N/A	2.40%	1.40%	N/A	N/A	January 31, 2018
Virtus Global Equity Trend Fund	1.75%	N/A	2.50%	1.50%	N/A	N/A	January 31, 2018
Virtus Global Opportunities Fund	1.55%	2.30%	2.30%	1.30%	N/A	N/A	January 31, 2018
Virtus Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%	1.04%	N/A	January 31, 2018
Virtus Greater European Opportunities Fund	1.45%	N/A	2.20%	1.20%	N/A	N/A	January 31, 2018
Virtus Herzfeld Fund	1.60%	N/A	2.35%	1.35%	N/A	N/A	January 31, 2018
Virtus High Yield Fund	1.00%	1.75%	1.75%	0.75%	0.69%	N/A	January 31, 2018
Virtus International Equity Fund	1.50%	N/A	2.25%	1.25%	N/A	N/A	January 31, 2018
Virtus International Real Estate Securities Fund	1.50%	N/A	2.25%	1.25%	N/A	N/A	January 31, 2018
Virtus International Small-Cap Fund	1.60%	N/A	2.35%	1.35%	1.24%	N/A	January 31, 2018
Virtus International Wealth Masters Fund	1.55%	N/A	2.30%	1.30%	N/A	N/A	January 31, 2018
Virtus Low Duration Income Fund	0.75%	N/A	1.50%	0.50%	N/A	N/A	January 31, 2018
Virtus Low Volatility Equity Fund	1.55%	N/A	2.30%	1.30%	N/A	N/A	January 31, 2018
Virtus Multi-Asset Trend Fund	1.75%	N/A	2.50%	1.50%	N/A	N/A	January 31, 2018
Virtus Multi-Sector Intermediate Bond Fund	0.99%	1.74%	1.74%	0.74%	0.67%	N/A	January 31, 2018
Virtus Multi-Sector Short Term Bond Fund	1.10%	1.60%	1.35%	0.85%	0.78%	1.85%	January 31, 2018
Virtus Senior Floating Rate Fund*	0.94%	N/A	1.69%	0.69%	0.63%	N/A	January 31, 2018
Virtus Tax-Exempt Bond Fund	0.85%	N/A	1.60%	0.60%	N/A	N/A	January 31, 2018
Virtus Wealth Masters Fund	1.45%	N/A	2.20%	1.20%	N/A	N/A	January 31, 2018
(*)
Excludes leverage expenses, if any.

Additionally, for Virtus Low Volatility Equity Fund and the Trend Funds, the Distributor has contractually agreed to waive its 12b-1 fees applicable to Class C Shares to the extent that the funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly to the fund to exceed the limits set forth in applicable laws and regulations.
Following the contractual period, VIA may discontinue these arrangements at any time. Under certain conditions, VIA may recapture operating expenses waived or reimbursed under these and/or prior expense limitation arrangements for a period three years following the time such reimbursement occurred, provided that the recapture does not cause the fund to exceed the expense limit in effect at the time of the waiver or reimbursement.
For those funds operating under an expense reimbursement arrangement or fee waiver during the prior fiscal year, total (net) fund operating expenses, including acquired fund fees and expenses, if any, after effect of any expense reimbursement and/or fee waivers were:
140Virtus Mutual Funds

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares		Class T Shares
Virtus Bond Fund	0.87%	1.62%	1.62%	0.62%	0.56	%(3)	N/A
Virtus CA Tax-Exempt Bond Fund (1)	0.85%	N/A	N/A	0.60%	N/A		N/A
Virtus Emerging Markets Debt Fund	1.36%	N/A	2.11%	1.11%	N/A		N/A
Virtus Emerging Markets Equity Income Fund(2)	1.75%	N/A	2.50%	1.50%	N/A		N/A
Virtus Emerging Markets Small-Cap Fund	1.85%	N/A	2.60%	1.60%	N/A		N/A
Virtus Equity Trend Fund(2)	1.45%	N/A	2.05%	1.27%	1.06%		N/A
Virtus Essential Resources Fund	1.65%	N/A	2.40%	1.40%	N/A		N/A
Virtus Global Equity Trend Fund	1.86%	N/A	2.61%	1.61%	N/A		N/A
Virtus Global Opportunities Fund(1)	1.47%	2.22%	2.22%	1.22%	N/A		N/A
Virtus Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%	1.04	%(3)	N/A
Virtus Greater European Opportunities Fund	1.45%	N/A	2.20%	1.20%	N/A		N/A
Virtus Herzfeld Fund	2.68%	N/A	3.43%	2.43%	N/A		N/A
Virtus High Yield Fund(2)	1.17%	1.92%	1.92%	0.92%	0.86	% (3)	N/A
Virtus International Equity Fund	1.50%	N/A	2.25%	1.25%	N/A		N/A
Virtus International Real Estate Securities Fund	1.50%	N/A	2.25%	1.25%	N/A		N/A
Virtus International Small-Cap Fund	1.60%	N/A	2.35%	1.35%	1.24%		N/A
Virtus International Wealth Masters Fund	1.55%	N/A	2.30%	1.30%	N/A		N/A
Virtus Low Duration Income Fund	0.75%	N/A	1.50%	0.50%	N/A		N/A
Virtus Low Volatility Equity Fund	1.75%	N/A	2.50%	1.50%	N/A		N/A
Virtus Multi-Asset Trend Fund(1)	1.73%	N/A	2.48%	1.48%	N/A		N/A
Virtus Multi-Sector Short Term Bond Fund (1)	1.00%	1.50%	1.25%	0.75%	0.68	%(3)	1.75%
Virtus Senior Floating Rate Fund(1)(2)	1.23%	N/A	1.98%	0.98%	0.92	%(3)	N/A
Virtus Tax-Exempt Bond Fund	0.85%	N/A	1.60%	0.60%	N/A		N/A
Virtus Wealth Masters Fund	1.45%	N/A	2.20%	1.20%	N/A		N/A
(1)
Fund expenses currently at or below capped level.

(2)
Reflects expenses under prior expense reimbursement arrangements.

(3)
Estimated based on then-existing share classes.

Virtus Mutual Funds141

More Information About Investment Objectives and Principal Investment Strategies

The investment objectives and principal strategies of each fund are described in this section. Each of the following funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of that fund without shareholder approval. If a fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that a fund will achieve its objective(s).
Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the funds.
142Virtus Mutual Funds

Virtus Alternatives Diversifier Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
The fund emphasizes low correlating asset classes in order to help reduce volatility and increase return potential. Applying an innovative, institutional-level approach to investing, the fund invests in a diversified portfolio of alternative asset classes including managed futures, global real estate, global infrastructure, natural resources, commodities, currencies and floating rate securities.
The fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and ETFs (collectively, “underlying funds”) that employ diverse investment styles in alternative investment vehicles such as commodities, real estate investment trusts (“REITs”) and others. The fund’s emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style. The purpose of the fund is to provide a packaged investment option with an emphasis on investment styles that have less correlation to traditional equity markets.
Among the underlying funds in which the fund invests are equity funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers including emerging markets issuers. Although the fund does not concentrate its investments, certain of the underlying funds in which the fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.
The fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in affiliated and unaffiliated mutual funds, including the applicable unaffiliated ETFs.
The subadviser determines the combination of and allocation to the underlying funds based on the subadviser’s assessment of the appropriate mix of risk and return characteristics to best meet the fund’s investment objective. Under normal circumstances, the fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the fund.
The subadviser monitors the fund’s allocations to the underlying funds and may periodically rebalance assets in response to changing market or economic conditions, and investment opportunities.
The adviser or subadviser to each underlying fund is responsible for deciding which securities to purchase and sell for its respective underlying fund.
The fund may also invest in high-quality, short-term securities. The fund is non-diversified under federal securities laws.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Alternatives Diversifier Fund143

Virtus Bond Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of high total return from both current income and capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers. At least 65% of the fund’s assets will be invested in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund may invest up to 35% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.
The fund seeks to achieve its objective by applying a time-tested approach and extensive credit research designed to capitalize on opportunities across undervalued areas of the bond markets. Under normal circumstances, the fund’s investments will include some or all of the following:
•
Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•
Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

•
High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.
The fund employs active sector rotation and disciplined risk management to portfolio construction. The fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities (“CMBS”); agency and non-agency residential mortgage-backed securities (“RMBS”); non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities, or instrumentalities.
The fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research-driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income. The subadviser seeks to adjust the proportion of fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).
The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its
144Virtus Bond Fund

benchmark, the Barclays U.S. Aggregate Bond Index. As of September 30, 2016, the modified adjusted duration of the Barclays U.S. Aggregate Bond Index was 5.42 years; the modified adjusted duration of the fund was 4.29 years. Typically, for a fund maintaining a modified adjusted duration of 4.29 years, a one percent increase in interest rates would cause a 4.29% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.29%.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Bond Fund145

Virtus CA Tax-Exempt Bond Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.
Principal Investment Strategies:
The fund invests in municipal securities that are tax-exempt in California. California law requires that at least 50% of the fund’s assets be invested in California tax-exempt state and local issues or tax-exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that are exempt from California income taxes. Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The term “bonds” includes municipal bonds, notes and lease obligations and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.
Debt obligations may be of any maturity. Investment grade debt obligations will normally be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment. The fund may invest up to 20% of its net assets in below investment grade tax-exempt municipal bonds. The fund may invest in unrated fixed income securities; the subadviser will determine such securities to be of comparable quality to either investment grade or below investment grade pursuant to procedures reviewed and approved by the Board of Trustees. Below investment grade tax-exempt municipal bonds are considered high-yield/high-risk fixed income securities.
Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, and the security’s coupon rate, call features, maturity and average life.
Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic growth.
The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding taxable securities, retaining cash or investing part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
146Virtus CA Tax-Exempt Bond Fund

Virtus Emerging Markets Debt Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of high total return from current income and capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in fixed income (debt) securities issued by governments, government-related entities and corporations located in emerging market countries. These investments may be denominated in non-U.S. currencies or the U.S. dollar. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined to be of comparable credit quality by the subadviser). Below investment grade securities are commonly referred to as “junk bonds.” These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The fund’s policy of investing 80% of its assets in emerging markets fixed income securities may be changed only upon 60 days’ written notice to shareholders.
The fund will invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan Emerging Markets Bond Index Global Diversified or categorized by the World Bank in its annual categorization as middle-or low-income. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
The principal investment types in which the fund may invest are:
•
Foreign government securities issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government;

•
Investment-grade corporate debt, which is debt issued with credit ratings within the four highest rating categories of an NRSRO, or if unrated, those that the subadviser determines to be of comparable quality, including short-term securities; and

•
High yield debt instruments, including bank loans (which are generally floating-rate).

The portfolio managers utilize a combination of top-down and bottom-up analysis in its investment process. Country analysis and allocation are done top-down, while individual securities are selected using intensive bottom-up fundamental research in constructing a well diversified portfolio.
The team follows a strict sell discipline, in which securities are sold if they become overvalued, fundamentals change, or portfolio management considerations warrant.
Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity, the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the average duration of the fund’s portfolio will vary within three years (plus or minus) of the duration of its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. As of September 30, 2016, the modified adjusted duration of the JP Morgan EMBI Global Diversified was 6.92 years. Typically, for an index or fund maintaining a modified adjusted duration of 6.92 years, a one percent increase in interest rates would cause a 6.92% decrease in the value of the index’s or fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the index’s or fund’s assets to increase by 6.92%.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Virtus Emerging Markets Debt Fund147

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
148Virtus Emerging Markets Debt Fund

Virtus Emerging Markets Equity Income Fund

Non-Fundamental Investment Objective:
The fund has investment objectives of capital appreciation and income.
Principal Investment Strategies:
This fund offers investors exposure to emerging markets. The securities chosen for inclusion in the fund are those that, in the opinion of the subadviser, are high quality companies that pay above-average dividends, have above-average dividend growth potential, strong balance sheets and cash flow and adhere to better corporate governance. Companies selected must have the financial strength to maintain and grow their dividend payout commitments. The process is focused on identifying companies that have chosen to generate high levels of cash flow and to pay a high proportion of it to their shareholders.
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located in emerging markets countries; such issuers may be of any capitalization. The fund may also invest in American Depositary Receipts (ADRs), Exchange Traded Funds (ETFs) and Exchange Traded Notes (ETNs).
Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
In selecting securities for inclusion in the portfolio the subadviser creates a diverse universe of securities by dividing the broad market index into Regional Industry Groups (“RIGs”) and calculating an average dividend yield for each RIG. Only stocks with above average dividend yields in their respective RIG become the eligible universe of stocks.
A proprietary screening and ranking process is applied to the eligible universe to identify companies that, in the opinion of the subadviser, have the financial strength to maintain and grow their dividend payout. Among factors considered are the company’s free cash flow, dividend cover, dividend growth and total payout with the objective of identifying those companies that have chosen to generate high levels of cash and to pay a high proportion of it to their shareholders.
A portfolio optimization process is applied to the remaining stocks that have met the criteria of the subadviser to create a portfolio.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Emerging Markets Equity Income Fund149

Virtus Emerging Markets Opportunities Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of providing capital appreciation.
Principal Investment Strategies:
Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities or equity-linked instruments of issuers located in emerging markets countries. Equity-linked instruments are instruments issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security; these securities are valued at market value for purposes of the fund’s requirement to invest 80% of its assets in emerging markets countries. The World Bank and other international agencies define an emerging or developing country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund’s policy of investing at least 80% of its assets in the securities of issuers located in emerging markets countries may be changed only upon 60 days’ written notice to shareholders.
Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.
A company may be sensibly priced when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be sensibly priced due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.
The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.
In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.
Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
150Virtus Emerging Markets Opportunities Fund

Virtus Emerging Markets Small-Cap Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity or equity-linked securities of small capitalization companies located in emerging markets countries. The fund's subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations or less that $5 billion.
Emerging markets countires generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining "location" of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue or profit is generated. This evaluation is conducted so as to determine that the issuer's assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and ADRs.
The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company's strength of managment, its relative competitive position in the industry and its financial structure.
A proprietary model is used to determine relative value.
The subadviser does not use allocation models to restrict the fund'sinvestment to certain regions, countries or industries. Generally , the fund invests in approximately 30-60 securities at any given time.
The subadviser's sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.
Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund's principle investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fundmay not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Emerging Markets Small-Cap Fund151

Virtus Equity Trend Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
The fund utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index and/or cash equivalents (high-quality short-term securities). Allocations to each sub-sector are based on quantitative models.
The fund has the flexibility to invest in any combination of the sub-sectors and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector of the equity market. The fund will allocate to those sub-sectors that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall market. When the market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those sub-sectors of the market that are not exhibiting absolute positive momentum, up to 100% of fund assets.
The adviser is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
152Virtus Equity Trend Fund

Virtus Essential Resources Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
Long-term investment return opportunities are being driven by the need to provide solutions to meet the world's growing need for water, food and energy. The fund focuses on capital appreciation by identifying companies providing solutions to the supply/demand imbalances in each of these themes (water, food, energy) and constructing a portfolio across specific areas of the global natural resource spectrum. Under normal circumstances, the fund will invest at least 80% of its assets in “essential resources” securities. As of the date of this prospectus, the subadviser considers “essential resources” securities to be securities of companies with business operations in or related to activities in one or more of the themes of water, energy solutions and agribusiness, as more fully described below.
The investment strategy begins with the identification of a universe of 140 to 270 stocks for each of the three themes. Each theme is broken down into different sectors. Water: water infrastructure, water technology, water and water waste utilities; Energy Solutions: renewable energy, utilities, energy efficiency; Agribusiness: infrastructure and processing, farmers and producers, raw materials and/or resources (i.e. seeds, fertilizers). Stock selection and sector allocation is an interactive process employing bottom-up fundamental analysis while taking into account top-down influences on individual companies and sectors to ensure that the companies within each theme will be exposed to the drivers of the theme in as pure a fashion as possible.
When selecting securities for investment, the subadviser's primary emphasis is on "pure plays," which the subadviser believes are companies that derive a minium of 50% of their revenue from the applicable theme. Typically, between 70 - 90% of the overall theme is invested in pure play companies. The subadviser will also invest in a "market leader" in a particular theme if, in addition to being what the subadviser believes to be a market leader in that theme, the company derives a minimum of 10% of its revenues from an activity that falls within the scope of the theme.
In evaluating stocks, the subadviser applies a rigorous fundamental analysis such as the evaluation of the financial metrics and management quality of a company, analysis of the demand/supply gap and barriers to entry within the continuum of discovery, gathering, production, transporation or consumption of resources or products where the company operates, and analysis of the impact of regulation on a company's operations. Final stock and sector weights are determined based on the bottom up views on the stocks' fundamentals along with top down views of factors impacting the sector.
The assets of the fund will be tactically allocated across the three themes, and the weight assigned to each theme will be determined by the subadviser's medium-term view of the relative return potential of one theme versus the others.
The fund may invest in equity securities of issuers of any capitalization located throughout the world, including countries considered to be developed and in emerging markets.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Essential Resources Fund153

Virtus Foreign Opportunities Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities of issuers located outside the United States, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2016, the fund was invested in issuers representing approximately 17 different countries. The fund’s policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.
The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or ADRs. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify attractively valued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.
A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.
Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed securities markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.
The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.
In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
154Virtus Foreign Opportunities Fund

Virtus Global Equity Trend Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Principal Investment Strategies:
The fund utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index, international equities, and/or cash equivalents (high-quality short-term securities). Allocations to each are based on quantitative models.
The fund has the flexibility to invest in any combination of the sub-sectors, international equities, and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector and international equity component. The fund will allocate to those sub-sectors and international equities that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall market. When the market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those sub-sectors and international equities of the market that are not exhibiting absolute positive momentum, up to 100% of fund assets. The fund may invest in a basket of securities or ETFs to represent its positions.
Under normal circumstances, the fund intends to allocate 40% of its assets to ETFs and/or securities representative of non-U.S. markets. Through its investment in these ETFs and/or securities, the fund’s exposure to non-U.S. markets will be diversified among countries and will have represented the business activities of a number of different countries.
The adviser is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus.
To the extent the fund invests primarily in ETFs, it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the 1940 Act. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the SEC to permit it to invest in affiliated and unaffiliated funds including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Global Equity Trend Fund155

Virtus Global Infrastructure Fund

Non-Fundamental Investment Objective:
The fund has investment objectives of capital appreciation and current income.
Principal Investment Strategies:
Under normal market conditions, the fund invests at least 80% of its assets in dividend paying equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States. Infrastructure companies are issuers involved to a significant extent in providing energy, utility, transportation, communication, and other essential services to society and may include issuers that are structured as master limited partnerships (“MLPs”). Under normal market conditions, the fund will invest at least 25% of its assets in securities of U.S. issuers. The fund may invest in issuers of any capitalization.
Infrastructure companies provide essential services to society including (i) the generation, transmission, distribution or storage of electricity, oil, gas or water, (ii) the provision of telecommunications services, including telephone, cable television, satellite, and other communications activities; and (iii) the construction, operation, or ownership of airports, toll roads, railroads, ports, pipelines, or educational and healthcare facilities. A company will be deemed an infrastructure company if at least 50% of its assets, gross income or profits are committed to, or derived from, one or more of the activities in the areas described above. As of September 30, 2016, the market capitalization of the issuers in which the fund was invested ranged from $1.1 billion to $249.4 billion. The fund’s policy of investing at least 80% of its assets in dividend paying equity securities of infrastructure companies may be changed only upon 60 days’ written notice to shareholders. As of September 30, 2016, the fund was invested in issuers representing 13 different countries.
The fund may invest up to 20% of its assets in securities of issuers that are not infrastructure companies, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although the fund may invest in high yield-high risk fixed income securities.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
156Virtus Global Infrastructure Fund

Virtus Global Opportunities Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests in equity securities of issuers located throughout the world, including issuers in emerging markets countries and issuers in the United States. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2016, the fund was invested in issuers representing approximately 10 different countries.
The fund will primarily hold securities of companies listed on established securities exchanges or quoted on an established over-the-counter market. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar investment criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify attractively valued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy generally favorable long-term economic prospects.
A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.
Most of the fund’s assets will typically be invested in equity securities of issuers in countries that are generally considered to have developed securities markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.
The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed not only to achieve a satisfactory return over the risk-free rate over a full market cycle, but at the same time to seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.
In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Global Opportunities Fund157

Virtus Global Real Estate Securities Fund

Non-Fundamental Investment Objective:
The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by U.S. and non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. Similar to a domestic REIT, a non-U.S. real estate company generally is not subject to corporate income tax in its home country if the REIT equivalent status is available, elected, and followed, which could include distributing a significant percentage of its net income each year to stockholders, and the company meets certain other regulatory requirements. The fund is not limited to investing only in REITs or REIT-like entities; however, it invests a significant portion of its assets in these types of issuers. The fund does not make direct investments in real estate. As of September 30, 2016, the market capitalization range of the issuers in which the fund was invested was $500 million to $66 billion. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.
Under normal market conditions, the fund expects to invest in a number of different countries and regions. The fund intends to diversify its investments among countries and regions and to normally have represented in the portfolio business activities of approximately 10 to 20 different countries. The fund may, at times, invest up to 80% of its assets in either U.S. REIT securities or non-U.S REIT-like companies. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries.
The fund concentrates its assets in the real estate industry.
In managing the fund’s portfolio, the subadviser utilizes an investment process that is primarily bottom-up in its approach, with an emphasis on superior stock selection over country and property sector allocation. The subadviser seeks to identify superior real estate companies by performing an in-depth fundamental business analysis on securities within the targeted investment universe, which includes a qualitative and quantitative assessment of management and operations, portfolio strategy and financial strength. Using proprietary valuation models, the subadviser seeks to identify undervalued companies or those companies that are selling for a price that is below the subadviser’s estimate of their intrinsic value. The portfolio construction process is guided by the outcomes of the company and valuation analytical work within the confines of a risk management overlay as it pertains to diversification, liquidity and other risk factors.
Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if their financial performance is expected to decline or if the subadviser believes the issuer fails to adjust its strategy to the real estate market cycle.
Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
158Virtus Global Real Estate Securities Fund

Virtus Greater European Opportunities Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
Under normal circumstances, at least 80% of the fund’s assets are invested in equity or equity-linked securities of issuers located in Europe, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. As of September 30, 2016, the fund was invested in issuers representing approximately 11 different countries. The fund’s policy of investing 80% of its assets in European equity securities may be changed only upon 60 days’ written notice to shareholders.
The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or ADRs. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.
Generally, the subadviser uses a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of its assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.
A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may include buying opportunities at attractive prices compared to the subadviser’s calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price for companies currently in favor in the market.
Most of the fund’s assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.
The subadviser seeks to achieve attractive absolute returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an “absolute” rather than a “relative” valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer’s business rather than the volatility of its stock price.
In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of a long-term competitive advantage.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Greater European Opportunities Fund159

Virtus Herzfeld Fund

Non-Fundamental Investment Objective:
The fund has investment objectives of capital appreciation and current income.
Principal Investment Strategies:
Under normal circumstances, the fund invests in closed-end investment companies that primarily invest in equity and income-producing securities. The investment methodology utilizes a number of factors and consists of both a quantitative and qualitative approach to identify opportunities across the entire universe of closed-end funds. The strategy seeks to exploit the discount and premium spreads associated with closed-end funds. The fund may also allocate assets to other investment company structures, including ETFs, equity securities, including common and preferred stocks, cash, and/or short-term cash equivalents. If the fund invests in affiliated closed-end funds, it will do so in accordance with the 1940 Act.
The fund primarily invests in closed-end funds whose principal investments strategies include one or more of the following:
Domestic Funds
•
Municipal Bond, Build America Bond, Government Bond, Corporate Bond, High Yield Bond

•
Equity—Sector Specific (such as Utilities, Real Estate, MLPs), Equity—Covered Call, Equity—General, Equity— Growth & Income, Equity—Dividend, Equity—Tax-Advantaged, Equity—Preferreds, Equity—Convertible Bond

•
Loan Participation

•
Mortgage-Backed

•
Multi-Strategy

Non-U.S. Funds
•
Foreign Equity—Country Specific, Foreign Equity—Geographic Region, Global Equity—General, Global Equity—Growth & Income, Global Equity—Dividend

•
Global Fixed Income

•
Global Multi-Strategy

The closed-end funds that invest in equity securities may or may not use a growth or value strategy and may include funds investing in securities of issuers of any market capitalization. Closed-end funds that invest in non-U.S issuers may include issuers in emerging markets. Closed-end funds that invest in fixed income securities may invest in securities of any credit quality, including below investment grade (so-called “junk bonds”).
The fund seeks to invest in closed-end funds trading at excessive or unusual discount levels that the subadviser believes have an attractive probability to narrow. Discounts are evaluated and measured relative to historic premium/ discount trading patterns of the entire universe of closed-end funds, and also are specifically measured against similar closed-end funds. Selected funds are then subjected to extensive analysis of up to an additional 20+ individual factors and traded based on the subadviser’s comprehensive understanding of each individual fund’s characteristics and four decades of in-depth experience trading the industry.
Specific factors evaluated include, but are not limited to:
•
Distribution yield

•
Distribution policies/sources of distributions

•
Loss carry forwards

•
Income ratio

•
Expense ratio

•
Liquidity

•
Trading volatility

•
Portfolio holdings

•
Correlation analysis

160Virtus Herzfeld Fund

•
Leverage profile/characteristics

•
Anti-takeover provisions

•
“Lifeboat” provisions

•
Special situations

•
Vulnerability to dissident activity

•
Corporate governance issues

•
Regulatory concerns

•
Management reputation

Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Herzfeld Fund161

Virtus High Yield Fund

Non-Fundamental Investment Objective:
The fund has a primary investment objective of high current income and a secondary objective of capital growth.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield fixed income securities. The fund’s policy of investing 80% of its assets in high yield fixed income securities may be changed only upon 60 days’ written notice to shareholders.
The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading.
•
The subadviser evaluates market conditions in the context of broad macroeconomic trends. The subadviser generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

•
The subadviser considers credit research an integral component of its high yield investment process. The manager invests across the credit rating spectrum.

•
Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although it may invest in other types of high yield securities.

The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. As of September 30, 2016, the modified adjusted duration of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index was 3.93 years; the modified adjusted duration of the fund was 3.68 years. Typically, for a fund maintaining a modified adjusted duration of 3.68 years, a one percent increase in interest rates would cause a 3.68% decrease in the value of the fund’s assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s assets to increase by 3.68%.
The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
162Virtus High Yield Fund

Virtus International Equity Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of issuers located outside of the United States. The fund invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depository Receipts (ADRs). In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. The fund’s policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.
The Fund seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views, with an expectation that a significant proportion of any long-term performance will come from security selection. In evaluating securities for inclusion in the fund, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the subadviser takes into account, among other things; monetary policy, political factors, economic growth, and valuation. The subadviser believes this approach produces long-term investment returns characterized by low absolute volatility and downside protection.
In determining which portfolio securities to sell, the subadviser considers, among other things; whether a security has become fully valued, if there has been a material change in the assessment of the company’s fundamentals or original thesis, the stock is not acting as expected, there is a better alternative available, and/or a portfolio rebalancing.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, banker’s acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus International Equity Fund163

Virtus International Real Estate Securities Fund

Non-Fundamental Investment Objective:
The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities issued by non-U.S companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. Similar to a domestic REIT, a non-U.S. real estate company generally is not subject to corporate income tax in its home country, if the REIT equivalent status is available, elected, and followed, which could include distributing a significant percentage of its net income each year to stockholders, and the company meets certain other regulatory requirements. The fund is not limited to investing only in REITs or REIT-like entities; however, it invests a significant portion of its assets in these types of issuers. The fund does not make direct investments in real estate. As of September 30, 2016, the market capitalization range of the issuers in which the fund was invested was $600 million to $27 billion. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.
Under normal market conditions, the fund expects to invest in a number of different countries and regions. The fund intends to diversify its investments among countries and regions and normally to have represented in the portfolio business activities of approximately 10 to 20 different countries. The fund may, at times, invest up to 20% of its assets in U.S. REIT securities. Additionally, the fund normally invests in real estate related securities of issuers in developed countries, however it may invest up to 20% of its assets in issuers incorporated in emerging market countries.
The fund concentrates its assets in the real estate industry.
In managing the fund’s portfolio, the subadviser utilizes an investment process that is primarily bottom-up in its approach, with an emphasis on superior stock selection over country and property sector allocation. The subadviser seeks to identify superior real estate companies by performing an in-depth fundamental business analysis on securities within the targeted investment universe, which includes a qualitative and quantitative assessment of management and operations, portfolio strategy and financial strength. Using proprietary valuation models, the subadviser seeks to identify undervalued companies or those companies that are selling for a price that is below the subadviser’s estimate of their intrinsic value. The portfolio construction process is guided by the outcomes of the company and valuation analytical work within the confines of a risk management overlay as it pertains to diversification, liquidity and other risk factors.
Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if their financial performance is expected to decline or if the subadviser believes the issuer fails to adjust its strategy to the real estate market cycle.
Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
164Virtus International Real Estate Securities Fund

Virtus International Small-Cap Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small capitalization companies. As of the date of the Prospectus, the fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $5 billion.
The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and ADRs. The fund may invest in emerging markets issuers.
The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure.
A proprietary model is used to determine relative value.
Generally, the fund invests in approximately 30-60 securities at any given time.
The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus International Small-Cap Fund165

Virtus International Wealth Masters Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
The fund seeks to track the performance of the Horizon Kinetics International Wealth Index (ticker: INWTR), a public index maintained by Horizon Kinetics LLC ("Horizon Kinetics"), the parent company of the subadviser, and published by International Securities Exchange, LLC. The index is composed of non-U.S., exchange-listed companies, generally in developed markets, managed by executives who have accumulated a substantial amount of their personal wealth through the companies that they manage. Horizon Kinetics, the creator of the index, believes that companies managed or influenced by individuals who have created significant wealth in their companies will outperform other companies because those managers tend to prioritize creation of long-term shareholder value over the shorter-term considerations that are typical of other corporate management. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. The manner in which the index is constructed is likely to result in the fund’s assets generally being focused in one or more market sectors. For example, companies eligible for inclusion in the index based upon the first requirement of having an individual with significant wealth in a control position, are often companies in the consumer discretionary sector; therefore, it would not be unusual for the fund’s assets to be similarly focused in the consumer discretionary sector.
To be eligible for inclusion in the Index, companies must meet the following criteria:
•
The company must have an individual with significant wealth in the company and in a control position that allows for substantial decision making authority (a wealthy individual is defined as a person whose level of personal assets generally exceeds $1 billion, as measured by public data)

•
The wealthy individual must own at least $100 million of the common equity

•
The company must be a non-U.S., exhange-listed company

•
The company must be an operating company and not a closed-end fund, exhange-traded fund ("ETF") or limited partnership

•
The market capitalization must be in excess of  $200 million

•
The average daily value of the company's securities traded for the prior three month period must be greater than $2 million

•
The company's securities must have been publicly listed for at least two years

For purposes of determining eligibility for inclusion in the index, when calculating the average daily value of a company’s shares traded, 10% of the highest and lowest daily observations are eliminated. A company will be removed from the index if the adjusted prior 3-month average daily value of shares traded is below $1,000,000 or, is greater than $1,000,000 but below $2,000,000 for four consecutive quarters.
The index weights each country proportionally, as determined by the total nation market capitalization of each country represented in the index. Securities included in the index from a given country are then equally weighted with the other securities included from that country. Index components are reviewed quarterly for eligibility, and the weightings are reset accordingly. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining "location" of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer's assets are exposed to the economic fortunes and risks of the designated country.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
166Virtus International Wealth Masters Fund

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus International Wealth Masters Fund167

Virtus Low Duration Income Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of providing a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers. The fund’s average duration will range from one to three years. Principally, the fund invests in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.
The fund seeks to achieve its objective by applying a time-tested approach and extensive credit research designed to capitalize on opportunities across undervalued areas of the bond markets. Under normal circumstances, the fund’s investments will include some or all of the following:
•
Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities;

•
Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•
Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

•
High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.
The fund employs active sector rotation and disciplined risk management to portfolio construction. The fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities (CMBS); agency and non-agency residential mortgage-backed securities (RMBS); non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities, or instrumentalities.
The fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income, while preserving capital. The subadviser seeks to adjust the proportion of fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).
The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the
168Virtus Low Duration Income Fund

security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the Barclays U.S. Aggregate Bond Index. As of September 30, 2016, the modified adjusted duration of the Barclays U.S. Aggregate Bond Index was 5.42 years; the modified adjusted duration of the fund was 2.54 years. Typically, for a fund maintaining a modified adjusted duration of 2.54 years, a one percent increase in interest rates would cause a 2.54% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 2.54%.
Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Low Duration Income Fund169

Virtus Low Volatility Equity Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation with lower volatility than the U.S. equity markets over a full market cycle.
Principal Investment Strategies:
The fund seeks to provide investors with long-term returns similar to U.S. large capitalization stocks with less volatility by:
•
investing in a portfolio of primarily ETFs designed to produce returns generally in line with the broad U.S. equity market, although the fund may invest directly in large capitalization U.S. equity securities,

•
selling (writing) equity index call options, and

•
buying call options on CBOE Volatility Index® (VIX®) futures.

Writing index call options and buying call options on VIX® futures are both techniques for limiting the volatility of the fund’s portfolio. Writing index call options is a way to monetize volatility, enhancing the fund’s risk-adjusted return as compared with an all-equity portfolio and providing steady cash flow. However, at times, it also reduces the fund’s ability to profit from increases in the value of its equity portfolio. Buying call options on VIX® futures is designed to protect the fund from a significant market decline over a short period of time because the value of a call option on VIX® futures generally increases as stock prices decrease, and decreases as those stocks prices increase. By employing techniques to limit the risks associated with the U.S. large capitalization stocks represented in its portfolio, the fund expects its portfolio to experience less volatility than a portfolio of U.S. large capitalization stocks alone.
Under normal circumstances, the fund intends to invest at least 80% of its net assets in equity securities, including ETFs representing the equity securities markets.
To the extent the fund invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940 (the “1940 Act”). Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
170Virtus Low Volatility Equity Fund

Virtus Multi-Asset Trend Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
The fund utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index, international equities, fixed income, alternatives, and/or cash equivalents (high-quality short-term securities). Allocations to each asset class are based on quantitative models.
The fund has the flexibility to invest in any combination of the sub-sectors, international equities, fixed income, alternatives, and high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector, international equity component, fixed income component, and alternative asset component. The fund will allocate to those components that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall equity market. When the equity market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those equity sub-sectors and international equities of the market that are not exhibiting absolute positive momentum. The fund may invest in a basket of securities or ETFs to represent its positions.
The adviser is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus.
To the extent the fund invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940 (the “1940 Act”). Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Multi-Asset Trend Fund171

Virtus Multi-Sector Intermediate Bond Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of maximizing current income while preserving capital.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in bonds. “Bonds” are debt securities of various types of issuers. The fund seeks to achieve its objective by investing in a diversified portfolio of primarily intermediate-term bonds having a dollar-weighted average maturity of between three and 10 years and that are in one of the following market sectors:
•
Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•
Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

•
High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. If, after the time of investment, the rating declines, the fund is not obligated to sell the security. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.
Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.
The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the Barclays U.S. Aggregate Bond Index. As of September 30, 2016, the modified adjusted duration of the Barclays U.S. Aggregate Bond Index was 5.42 years; the modified adjusted duration of the fund was 4.29 years. Typically, for a fund maintaining a modified adjusted duration of 4.29 years, a one percent increase in interest rates would cause a 4.29% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.29%.
Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
172Virtus Multi-Sector Intermediate Bond Fund

Virtus Multi-Sector Short Term Bond Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in bonds. “Bonds” are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor’s Corporation or Duff  & Phelps Credit Rating Company or Baa or above by Moody’s Investors Service or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality. The fund may continue to hold securities whose credit quality falls below investment grade.
The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:
•
Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

•
Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•
Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and

•
High-yield/high-risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.
Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.
The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity, the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration will range from one to three years. As of September 30, 2016, the modified adjusted duration of the fund’s benchmark, the BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index was 1.78 years.
Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Multi-Sector Short Term Bond Fund173

Virtus Real Estate Securities Fund

Non-Fundamental Investment Objective:
The fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate. The fund’s policy of investing 80% of its assets in real estate-related securities may be changed only upon 60 days’ written notice to shareholders.
The fund concentrates its assets in the real estate industry.
The fund invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate in an effort to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may invest in issuers of any capitalization. As of September 30, 2016, the market capitalization range of the issuers in which the fund was invested was $1.9 billion to $75 billion.
The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer’s strength of management and property, financial and performance reviews.
Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if its financial performance is expected to decline or if the subadviser believes the security’s issuer fails to adjust its strategy to the real estate market cycle.
Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate-related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
174Virtus Real Estate Securities Fund

Virtus Sector Trend Fund

Fundamental Investment Objective:
The fund has an investment objective of long-term capital appreciation.
Principal Investment Strategies:
The fund utilizes a rules based investment process and may invest in securities representing the primary sectors of the S&P 500® Index and/or cash equivalents (high-quality short-term securities). Allocations to each sector are based on quantitative models.
The fund has the flexibility to invest in any combination of the sectors and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sector of the equity market. The fund will allocate to those sectors that the model determines are more likely to outperform the broad market and possess positive absolute momentum. When a sector does not possess positive absolute momentum, a defensive cash equivalent position may be built by allocating from those sectors of the market that are not exhibiting absolute positive momentum, up to 100% of fund assets.
The adviser is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Sector Trend Fund175

Virtus Senior Floating Rate Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of high total return from both current income and capital appreciation.
Principal Investment Strategies:
The fund will pursue its investment objectives primarily through investment in a portfolio of senior floating rate loans (“Senior Loans”) made to U.S. and foreign borrowers that are corporations, partnerships and other business entities (“Borrowers”). Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of Senior Loans. Such loans may be structured to include both term loans, which are generally fully funded at the time of the fund’s investment, and revolving credit facilities or delayed draw term loans, which would require the fund to make additional investments in the loans as required under the terms of the credit facility. The fund’s policy of investing 80% of its assets in a portfolio of Senior Loans may be changed only upon 60 days’ written notice to shareholders.
Senior Loans generally hold the most senior position in the capitalization structure of the Borrower. Interest rates on Senior Loans generally float daily or adjust periodically at a margin above a generally recognized base rate, such as the London Inter-Bank Offered Rate (“LIBOR”), the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate. The fund will purchase Senior Loans primarily through assignments, but may also purchase participation interests in Senior Loans. An assignment represents a portion of a Senior Loan attributable to a lender. With an assignment, the fund becomes a lender for purposes of the underlying loan documentation with the Borrower. Participation interests are issued by a lender or other financial institution and represent a fractional interest in a Senior Loan. With participation interests, the fund does not become a lender under the original loan documentation.
The Fund may invest without limitation and generally intends to invest a substantial portion of its assets in Senior Loans rated below investment grade by established rating agencies (e.g., Standard & Poor’s Corporation and Moody’s Investors Service) (also known as junk bonds) or that are unrated but considered by the subadviser to be of comparable quality. The subadviser relies, to a significant degree, on its own credit analysis and analysis performed by third parties, rather than rating agency determinations.
The fund may purchase derivative instruments, including, but not limited to, options, futures contracts, credit linked notes, and swaps.
The fund may invest in subordinated Senior Loans, unsecured Senior Loans, adjustable rate loans, structured notes, fixed-rate obligations and other debt securities.
The fund may invest up to 15% of total assets in U.S. and non-U.S. dollar denominated foreign securities and foreign Senior Loans, including yankee bonds.
The fund may borrow an amount up to 33 1/3% of it total assets (including the amount borrowed). The fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the fund borrows more money than its cash or short-term cash equivalents and invests the proceeds in Senior Loans, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
The subadviser’s investment process is fundamentally driven and employs a value approach. The subadviser seeks to identify attractive industries, themes, and risk levels. The subadviser performs extensive credit and company analysis, i.e. management, loan structure, and financials, in its security selection process, which focuses on higher quality companies within each rating tier. The portfolio construction process utilizes both macro economic and fundamental analysis, and emphasizes portfolio diversification.
Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
176Virtus Senior Floating Rate Fund

Virtus Tax-Exempt Bond Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of providing a high level of current income that is exempt from federal income tax.
Principal Investment Strategies:
Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in municipal bonds of varying maturities, the income from which is exempt from federal income tax and not subject to the federal alternative minimum tax. The term “bonds” includes municipal bonds, notes and lease obligations, and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities.
Debt obligations may be of any maturity. Investment grade debt obligations will normally be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment. The fund may invest up to 20% of its net assets in below investment grade tax-exempt municipal bonds. The fund may invest in unrated fixed income securities; the subadviser will determine such securities to be of comparable quality to either investment grade or below investment grade pursuant to procedures reviewed and approved by the Board of Trustees. Below investment grade tax-exempt municipal bonds are considered high-yield/high-risk fixed income securities (so-called “junk bonds”).
Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, coupon rate, call features, maturity, and average life.
Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic stability.
The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities, as well as municipal bonds subject to the federal alternative minimum tax. Income from these investments may be subject to federal, state, and local taxes.
Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
Virtus Tax-Exempt Bond Fund177

Virtus Wealth Masters Fund

Non-Fundamental Investment Objective:
The fund has an investment objective of capital appreciation.
Principal Investment Strategies:
The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (ticker: RCH), a public index maintained by Horizon Kinetics LLC (“Horizon Kinetics”), the parent company of the subadviser, and published by International Securities Exchange, LLC. The index is composed of U.S.-listed companies and equity REITs managed by executives who are among the wealthiest individuals in the United States and have accumulated a substantial amount of their personal wealth through the companies that they manage. Horizon Kinetics believes that companies managed or influenced by individuals who have created significant wealth in their companies will outperform other companies because those managers tend to prioritize creation of long-term shareholder value over the shorter-term considerations that are typical of other corporate management. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.
The manner in which the index is constructed is likely to result in the fund’s assets generally being focused in one or more market sectors. For example, companies eligible for inclusion in the index based upon the first requirement of having an individual with significant wealth in a control position are often companies in the consumer discretionary sector; therefore, it would not be unusual for the fund’s assets to be similarly focused in the consumer discretionary sector.
To be eligible for inclusion in the Index, companies must meet the following criteria:
•
The company must have an individual with significant wealth in the company and in a control position that allows for substantial decision making authority (a wealthy individual is defined as a person whose level of personal assets generally exceeds $500 million, as measured by public data)

•
The wealthy individual must own at least $100 million in the common equity

•
The company must be listed on a U.S. exchange

•
The company must be an operating company and not a closed-end fund, exchange-traded fund (“ETF”), or limited partnership

•
The company’s market capitalization must be in excess of  $200 million

•
The average daily value of the company’s securities traded for the prior three month period must be greater than $2 million

•
The company’s securities must have been publicly listed for at least two years

For purposes of determining eligibility for inclusion in the index, when calculating the average daily value of a company’s shares, 10% of the highest and lowest daily observations are eliminated. A company will be removed from the index if the adjusted prior 3-month average daily value of shares traded is below $1,000,000 or is greater than $1,000,000 but below $2,000,000 for four consecutive quarters.
The index is equally weighted and is reviewed and rebalanced quarterly.
Temporary Defensive Strategy: If the subadviser does not believe that the market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.
178Virtus Wealth Masters Fund

More Information About Risks Related to Principal Investment Strategies

Each of the funds may not achieve its objective, and each is not intended to be a complete investment program.
Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.
Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or a subadviser expects. As a result, the value of your shares may decrease.
Specific risks of investing in each fund are identified in the below table and described in detail following the table. For certain funds, the indicated risks apply indirectly through the fund’s investments in other funds.
Risks	Virtus Alternatives Diversifier Fund	Virtus Bond Fund	Virtus CA Tax-Exempt Bond Fund	Virtus Emerging Markets Debt Fund	Virtus Emerging Markets Equity Income Fund	Virtus Emerging Markets Opportunities Fund	Virtus Emerging Markets Small-Cap Fund	Virtus Equity Trend Fund	Virtus Essential Resources Fund	Virtus Foreign Opportunities Fund	Virtus Global Equity Trend Fund
Affiliated Fund	X
Allocation	X
Call Options
Closed-End Funds
Discount from NAV
Leverage
Proxy Voting
Commodities Concentration
Commodity and Commodity-Linked Instruments	X
Convertible Securities
Correlation to Index
Debt Securities	X	X	X	X
Call	X	X	X	X
Credit	X	X	X	X
Interest Rate	X	X	X	X
Liquidity	X			X
Long-Term Maturities/Durations		X	X	X
Depositary Receipts					X		X			X
Derivatives	X
Equity REIT Securities	X
Equity Securities	X				X	X	X	X	X	X	X
Growth Stocks
Large Market Capitalization Companies	X				X	X		X	X	X	X
Small and Medium Market Capitalization Companies	X				X	X			X	X	X
Small Market Capitalization Companies							X
Value Stocks
Exchange-Traded Funds (“ETFs”)	X				X						X
Exchange-Traded Notes					X
Foreign Currency Transactions		X		X	X
Foreign Investing	X	X		X	X	X	X		X	X	X
Currency Rate	X	X		X	X	X	X		X	X	X
Emerging Market Investing	X	X		X	X	X	X		X	X	X
Equity-Linked Instruments						X	X			X
Fund of Funds	X										X
Geographic Concentration			X	X	X
High Yield-High Risk Securities (Junk Bonds)	X	X	X	X
Income	X
Industry/Sector Concentration	X							X			X
Virtus Mutual Funds179

Risks	Virtus Alternatives Diversifier Fund	Virtus Bond Fund	Virtus CA Tax-Exempt Bond Fund	Virtus Emerging Markets Debt Fund	Virtus Emerging Markets Equity Income Fund	Virtus Emerging Markets Opportunities Fund	Virtus Emerging Markets Small-Cap Fund	Virtus Equity Trend Fund	Virtus Essential Resources Fund	Virtus Foreign Opportunities Fund	Virtus Global Equity Trend Fund
Infrastructure-Related Investment	X
Leverage	X
Limited Number of Investments							X
Liquidity	X
Loans		X		X
Low Volatility Strategy
Market Volatility	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”)	X
Mortgage-Backed and Asset-Backed Securities		X
Municipal Bond Market			X
Natural Resources Risk									X
Non-Diversification	X
Portfolio Turnover								X			X
Preferred Stock	X
Quantitative Model								X			X
Real Estate
Sector Focused Investing								X	X
Short Sales	X
Short-Term Investments								X			X
Tax-Exempt Securities			X
Tax Liability			X
Unrated Fixed Income Securities	X		X	X
U.S. Government Securities		X		X				X			X
Risks	Virtus Global Infrastructure Fund	Virtus Global Opportunities Fund	Virtus Global Real Estate Securities	Virtus Greater European Opportunities Fund	Virtus Herzfeld Fund	Virtus High Yield Fund	Virtus International Equity Fund	Virtus International Real Estate Securities Fund	Virtus International Small-Cap Fund	Virtus International Wealth Masters Fund	Virtus Low Duration Income Fund
Affiliated Fund
Allocation
Call Options
Closed-End Funds					X
Discount from NAV					X
Leverage					X
Proxy Voting					X
Commodities Concentration
Commodity and Commodity-Linked Instruments					X
Convertible Securities					X
Correlation to Index										X
Debt Securities	X				X	X					X
Call	X				X	X					X
Credit	X				X	X					X
Interest Rate	X				X	X					X
Liquidity					X
Long-Term Maturities/Durations					X	X
Depositary Receipts							X		X
Derivatives	X				X		X
Equity REIT Securities			X		X			X
Equity Securities	X	X	X	X	X		X	X	X	X
Growth Stocks		X			X
Large Market Capitalization Companies	X	X	X	X	X		X	X		X
Small and Medium Market Capitalization Companies	X	X	X	X	X		X	X		X
180Virtus Mutual Funds

Risks	Virtus Global Infrastructure Fund	Virtus Global Opportunities Fund	Virtus Global Real Estate Securities	Virtus Greater European Opportunities Fund	Virtus Herzfeld Fund	Virtus High Yield Fund	Virtus International Equity Fund	Virtus International Real Estate Securities Fund	Virtus International Small-Cap Fund	Virtus International Wealth Masters Fund	Virtus Low Duration Income Fund
Small Market Capitalization Companies					X				X
Value Stocks					X		X
Exchange-Traded Funds (“ETFs”)					X
Exchange-Traded Notes
Foreign Currency Transactions			X		X	X		X	X
Foreign Investing	X	X	X	X	X	X	X	X	X	X	X
Currency Rate	X	X	X	X	X	X	X	X	X	X	X
Emerging Market Investing		X	X	X	X	X	X	X	X		X
Equity-Linked Instruments		X		X	X
Fund of Funds					X
Geographic Concentration			X	X	X			X
High Yield-High Risk Securities (Junk Bonds)					X	X					X
Income	X				X						X
Industry/Sector Concentration	X		X		X	X		X
Infrastructure-Related Investment	X				X
Leverage
Limited Number of Investments					X				X
Liquidity					X
Loans					X
Low Volatility Strategy
Market Volatility	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”)					X
Mortgage-Backed and Asset-Backed Securities					X	X					X
Municipal Bond Market					X
Natural Resources Risk
Non-Diversification					X
Portfolio Turnover
Preferred Stock	X				X				X
Quantitative Model
Real Estate			X		X			X
Sector Focused Investing			X		X			X		X
Short Sales					X
Short-Term Investments					X
Tax-Exempt Securities					X
Tax Liability					X
Unrated Fixed Income Securities					X
U.S. Government Securities					X	X
Risks	Virtus Low Volatility Equity Fund	Virtus Multi-Asset Trend Fund	Virtus Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Short Term Bond Fund	Virtus Real Estate Securities Fund	Virtus Sector Trend Fund	Virtus Senior Floating Rate Fund	Virtus Tax-Exempt Bond Fund	Virtus Wealth Masters Fund
Affiliated Fund
Allocation
Call Options	X
Closed-End Funds
Discount from NAV
Leverage
Proxy Voting
Commodities Concentration
Commodity and Commodity-Linked Instruments		X
Convertible Securities
Correlation to Index									X
Virtus Mutual Funds181

Risks	Virtus Low Volatility Equity Fund	Virtus Multi-Asset Trend Fund	Virtus Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Short Term Bond Fund	Virtus Real Estate Securities Fund	Virtus Sector Trend Fund	Virtus Senior Floating Rate Fund	Virtus Tax-Exempt Bond Fund	Virtus Wealth Masters Fund
Debt Securities		X	X	X			X	X
Call		X	X	X			X	X
Credit		X	X	X			X	X
Interest Rate		X	X	X			X	X
Liquidity							X
Long-Term Maturities/Durations			X
Depositary Receipts
Derivatives	X						X
Equity REIT Securities		X			X				X
Equity Securities	X	X			X	X			X
Growth Stocks
Large Market Capitalization Companies	X	X			X	X			X
Small and Medium Market Capitalization Companies		X			X				X
Small Market Capitalization Companies
Value Stocks
Exchange-Traded Funds (“ETFs”)	X	X
Exchange-Traded Notes
Foreign Currency Transactions			X	X			X
Foreign Investing		X	X	X			X
Currency Rate		X	X	X			X
Emerging Market Investing		X	X	X
Equity-Linked Instruments
Fund of Funds	X	X
Geographic Concentration
High Yield-High Risk Securities (Junk Bonds)		X	X	X			X	X
Income		X						X
Industry/Sector Concentration		X			X	X
Infrastructure-Related Investment
Leverage							X
Limited Number of Investments
Liquidity
Loans			X				X
Low Volatility Strategy	X
Market Volatility	X	X	X	X	X	X	X	X	X
Master Limited Partnership (“MLP”)
Mortgage-Backed and Asset-Backed Securities			X	X
Municipal Bond Market								X
Natural Resources Risk
Non-Diversification
Portfolio Turnover		X				X
Preferred Stock
Quantitative Model		X				X
Real Estate		X			X
Sector Focused Investing					X				X
Short Sales	X
Short-Term Investments		X				X
Tax-Exempt Securities								X
Tax Liability								X
Unrated Fixed Income Securities							X
U.S. Government Securities		X	X	X		X
182Virtus Mutual Funds

Affiliated Fund
The fund’s adviser has the authority to select and substitute affiliated and/or unaffiliated mutual funds to serve as underlying funds, which may create a conflict of interest because the adviser receives fees from affiliated funds, some of which pay the adviser more than others. However, as a fiduciary to the fund the adviser is obligated to act in the fund’s best interest when selecting underlying funds.
Allocation
A fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by its adviser. If the fund’s exposure to equities and fixed income securities, or to different asset classes, deviates from the adviser’s intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.
Call Options Risks
•
Written Index Call Option Risk. A liquid market may not exist for options held by the fund. If the fund is not able to close out a written call option position, the fund may not be able to sell the underlying security. The fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. If the fund generates premiums from its sale of call options, these premiums typically will result in short-term capital gains for federal income tax purposes once the calls are closed at a profit. Distributions of net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Transactions involving the disposition of the fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options, it may be forced to realize capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes. The fund’s portfolio turnover rate does not take into account short-term capital gains generated from premiums on the sale of call options. The fund is not designed for investors seeking a tax efficient investment.

•
Purchased Call Option Risk. When the fund purchases a call option on a security, index or index future, it may lose the entire premium paid if the underlying security, index or index future does not increase in value. The fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the fund.

Closed-End Fund Investment
Investing in closed-end funds involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the fund level may be reduced by the operating expenses and fees of such other closed-end funds, including advisory fees. There can be no assurance that the investment objective of any fund in which the fund invests will be achieved. Closed-end funds are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of a closed-end fund, will bear its pro rata portion of the closed-end fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund’s own operations. To the extent the fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the fund will bear not only his proportionate share of the expenses of the fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end fund fluctuates and may be either higher or lower than the NAV of such closed-end fund.
•
Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. Whether the fund will realize gains or losses upon the sale of shares of underlying closed-end funds will depend not upon the underlying closed-end funds’ net asset values, but entirely upon whether the market price of the shares at the time of sale is above or below the purchase price for the shares.

•
Leverage Risk. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that such closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost

Virtus Mutual Funds183

of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
•
Proxy Voting. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end fund in which the fund has invested are solicited to vote, the fund’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end fund or seek instructions from the fund’s stockholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the fund to incur additional costs. In addition, if the fund votes its proxies in the same general proportion as shares held by other stockholders, the fund may be required to vote contrary to that which the adviser believes is in the fund’s best interests in light of its investment objective and strategy.

Strategies may be employed by an underlying investment company that, under certain circumstances, has the effect of reducing its share price and the fund’s proportionate interest. These include rights offerings in which the fund does not subscribe. However, the fund would subscribe only when the subadviser believes participation is consistent with pursuing the fund’s investment objective.
Commodities Concentration
The value of the investments of a fund that focuses its investments in a particular industry or market sector, such as commodities and commodities-related companies, will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting commodities and commodities-related companies in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Commodity and Commodity-Linked Instruments
Investments by a fund in commodities or commodity-linked instruments may subject the fund’s portfolio to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Individual commodity prices can fluctuate widely over short time periods. Commodity investments typically do not have dividends or income and are dependent on price movements to generate returns. Commodity price movements can deviate from equity and fixed income price movements. The means by which a fund seeks exposure to commodities, both directly and indirectly through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.
Correlation to Index
The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, whether the fund obtains every security in its index, complexities of investing in foreign markets and timing differences associated with additions to and deletions from its index.
Debt Securities
Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:
184Virtus Mutual Funds

•
Call Risk. There is a risk that issuers will prepay fixed rate obligations when interest rates fall. A fund holding callable securities therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

•
Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk. Senior Floating Rate Fund: Generally, Senior Loans are less susceptible to this risk than certain other types of fixed income securities, because the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower.

•
Interest Rate Risk.  The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
•
Limited Voting Rights Risk.  Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•
Liquidity Risk.  Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

•
Long-Term Maturities/Durations Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

•
Redemption Risk.  Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.

Depositary Receipts
Certain funds may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies.
Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.
Derivatives
Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are
Virtus Mutual Funds185

complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.
As an investment company registered with the SEC, each fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a fund investing in such instruments has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.
Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a fund’s ability to invest in derivatives as the fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit a fund’s ability to trade futures contracts and swaps.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.
Equity REIT Securities
REITs are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. A fund that invests in REITs and REIT-like entities will bear its proportionate share of the costs of the REITs’ and REIT-like entities’ operations. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company, depending upon the nature of dividends received by the fund.
Equity Securities
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.
•
Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to

186Virtus Mutual Funds

their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.
•
Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•
Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

•
Small Market Capitalization Companies Risk. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

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Value Stocks Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Exchange-Traded Notes (ETNs)
ETNs are unsecured, unsubordinated debt securities that have characteristics and risks similar to those of fixed income securities and trade on an exchange in a manger similar to shares of ETFs. This type of security differs from typical bonds and notes, however, because ETN returns are based upon the performance of a market index minus applicable fees and expenses, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity or security. A fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If a fund must sell some or all of its ETN holdings and the secondary market is weak, the fund might have to sell such holdings at a discount. If a fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to counterparty risk and debt securities risks.
Foreign Currency Transactions
A fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded directly with market counterparties. Such transactions may not prove successful or may have the effect of limiting gains from favorable markets movements.
A fund may use derivatives to acquire positions in various currencies, which presents the risk that the fund could lose money on its exposure to a particular currency and also lose money on the derivative. A fund also may take positions in currencies that do not correlate to the currency exposure presented by the fund’s other investments. As a result, the fund’s currency exposure may differ, in some cases significantly, from the currency exposure of its other investments and/or its benchmarks.
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Foreign Investing
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
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Currency Rate Risk. Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of each fund’s shares is calculated in U.S. dollars, it is possible for a fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

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Emerging Market Investing Risk.  The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

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Equity-Linked Instruments Risk. Equity-linked instruments are instruments of various types issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security, including benefits from dividends and other corporate actions, but without certain rights of direct investment in the referenced securities, such as voting rights. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, a fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.

Fund of Funds
Achieving the fund’s objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the fund’s performance depends on that of each underlying mutual fund, it may be subject to increased volatility.
Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or the fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.
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The underlying funds may change their investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.
Geographic Concentration
The value of the investments of a fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)
Securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among S&P, Fitch and Moody's is used to determine the security's classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for a fund's subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Income
The income shareholders receive from a fund is based primarily on the dividends and interest the fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. In certain circumstances, a fund may be treated as receiving income even though no cash is received. A fund may not be able to pay distributions, or may have to reduce distribution levels, if the cash distributions that the fund receives from its investments decline. For investments in inflation-protected treasuries (TIPS), income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Industry/Sector Concentration
The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Infrastructure-Related Investment
Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Leverage
When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a fund uses
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leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the fund to pay interest.
Limited Number of Investments
Because the fund invests in a limited number of securities, the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.
Liquidity
Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.
In addition to this, certain shareholders, including affiliates of a fund’s investment adviser and/or subadviser(s), may from time to time own or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their shares of the fund may increase the fund’s liquidity risk by causing the fund to have to sell securities at an unfavorable time and/or price.
Loans
Investing in loans (including loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, a fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.
Low Volatility Strategy
The effectiveness of the techniques used to attempt to limit the volatility in a fund’s portfolio may be reduced if the prices of portfolio securities and call options move in unexpected ways. This may limit the fund’s gains or expose the fund to losses. The success of these techniques will depend in part upon the subadviser’s ability to correctly predict the movement of the call options in relation to the rest of the fund’s portfolio. A fund’s use of these techniques may also increase the amount of taxes payable by the fund or its shareholders.
Market Volatility
The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Instability in the financial markets has exposed each fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in
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some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.
Master Limited Partnership
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
Mortgage-Backed and Asset-Backed Securities
Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.
Early payoffs in the loans underlying such securities may result in a fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, a fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Municipal Bond Market
The amount of public information available about municipal bonds is generally less than that of corporate equities or bonds, and the investment performance of a fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. A fund may invest in municipal obligations that do not appear to be related, but in fact depend on the financial rating or support of a single government unit, in which case, events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.
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Natural Resources
The fund's investments in instruments issued by companies with business operations in or related to activities in natural resources industries, are likely to be significantly affected by events affecting those industries, including international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and other governmental regulations.
Non-Diversification
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the fund takes concentrated positions in a small number of issuers, the fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
Portfolio Turnover
A fund’s investment strategy may result in consistently frequently high turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the fund’s performance.
Preferred Stocks
Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.
Quantitative Model
Certain funds rely heavily on quantitative models, which are constructed using information and data supplied by third-party vendors. When a model proves to be incorrect or incomplete, any decisions made in reliance thereon expose the fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is inputted correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics such as derivative securities, or may perform differently from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns.
Use of a model does not guarantee any particular results. The rebalancing techniques used by the fund’s subadviser may result in a higher portfolio turnover rate and related expenses compared to traditional “buy and hold” or index fund strategies. A higher portfolio turnover rate increases the likelihood of higher gains or losses for investors. In addition, others may attempt to utilize public information related to the fund’s investment strategy in a way that may affect performance.
Real Estate Investment
Investing in companies that invest in real estate (“Real Estate Companies”) exposes the fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.
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REIT and REOC Securities Risks. Investing in Real Estate Investment Trusts (REITs) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company. A Real Estate Operating Company (“REOC”) is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a fund’s REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. A fund also may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Sector Focused Investing
The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Short Sales
A fund may engage in short sales, which are transactions in which a fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. A fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.
Short-Term Investments
Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
Tax-Exempt Securities
Tax-exempt securities may not provide a higher after-tax return than taxable securities, or the tax-exempt status of such securities may be lost or limited.
Tax Liability
Distributions by a fund could become taxable to shareholders as ordinary income due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by applicable tax authorities. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore the value of a fund’s shares, to decline.
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Unrated Fixed Income Securities
A fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed-income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.
U.S. Government Securities
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.
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Management of the Funds

The Adviser
VIA is the investment adviser to the funds and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2016, VIA had approximately $26.3 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.
Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the funds’ investment programs and for the general operations of the funds, including oversight of the funds’ subadvisers, and for certain of the funds, recommending their hiring, termination and replacement.
VIA has appointed and oversees the activities of each of the subadvisers for the funds as shown in the table below. For Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund, VIA is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus. For all of the other funds, each subadviser manages the investments of that fund to conform with its investment policies as described in this prospectus.
Virtus Bond Fund	Newfleet
Virtus CA Tax-Exempt Bond Fund	Newfleet
Virtus Emerging Markets Debt Fund	Newfleet
Virtus Emerging Markets Equity Income Fund	KBIGI (North America)
Virtus Emerging Markets Opportunities Fund	Vontobel
Virtus Emerging Markets Small-Cap Fund	Kayne Anderson Rudnick
Virtus Essential Resources Fund	KBIGI (North America)
Virtus Foreign Opportunities Fund	Vontobel
Virtus Global Infrastructure Fund	Duff & Phelps
Virtus Global Opportunities Fund	Vontobel
Virtus Global Real Estate Securities Fund	Duff & Phelps
Virtus Greater European Opportunities Fund	Vontobel
Virtus Herzfeld Fund	Herzfeld
Virtus High Yield Fund	Newfleet
Virtus International Equity Fund	Duff & Phelps
Virtus International Real Estate Securities Fund	Duff & Phelps
Virtus International Small-Cap Fund	Kayne Anderson Rudnick
Virtus International Wealth Masters Fund	Horizon
Virtus Low Duration Income Fund	Newfleet
Virtus Low Volatility Equity Fund	Rampart
Virtus Multi-Sector Intermediate Bond Fund	Newfleet
Virtus Multi-Sector Short Term Bond Fund	Newfleet
Virtus Real Estate Securities Fund	Duff & Phelps
Virtus Senior Floating Rate Fund	Newfleet
Virtus Tax-Exempt Bond Fund	Newfleet
Virtus Wealth Masters Fund	Horizon
Management Fees
Each fund, except Virtus Alternatives Diversifier Fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates. Virtus Alternatives Diversifier Fund does not pay an investment management fee.
Virtus Essential Resources Fund	1.10%
Virtus Tax-Exempt Bond Fund	0.45%
	First $1 billion	$1+ billion
Virtus Bond Fund	0.45%	0.40%
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	First $1 billion	$1+ billion
Virtus Emerging Markets Debt Fund	0.75%	0.70%
Virtus Emerging Markets Equity Income Fund	1.05%	1.00%
Virtus Emerging Markets Opportunities Fund	1.00%	0.95%
Virtus Emerging Markets Small-Cap Fund	1.20%	1.15%
Virtus Greater European Opportunities Fund	0.85%	0.80%
Virtus Herzfeld Fund	1.00%	0.95%
Virtus International Small-Cap Fund	1.00%	0.95%
Virtus International Wealth Masters Fund	0.90%	0.85%
Virtus Sector Trend Fund	0.45%	0.40%
Virtus Wealth Masters Fund	0.85%	0.80%
	First $4 Billion	$4+ Billion
Virtus Equity Trend Fund	1.00%	0.95%
	First $1 billion	$1+ billion through $2 billion	$2+ billion
Virtus CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Virtus Global Infrastructure Fund	0.65%	0.60%	0.55%
Virtus Global Opportunities Fund	0.85%	0.80%	0.75%
Virtus Global Real Estate Securities Fund	0.85%	0.80%	0.75%
Virtus High Yield Fund	0.65%	0.60%	0.55%
Virtus International Real Estate Securities Fund	1.00%	0.95%	0.90%
Virtus Low Duration Income Fund	0.55%	0.50%	0.45%
Virtus Multi-Sector Intermediate Bond Fund	0.55%	0.50%	0.45%
Virtus Real Estate Securities Fund	0.75%	0.70%	0.65%
	First $2 billion	$2+ billion through $4 billion	$4+ billion
Virtus Foreign Opportunities Fund	0.85%	0.80%	0.75%
Virtus Global Equity Trend Fund	1.00%	0.95%	0.90%
Virtus International Equity Fund	0.85%	0.80%	0.75%
Virtus Low Volatility Equity Fund	0.95%	0.90%	0.85%
Virtus Multi-Asset Trend Fund	1.00%	0.95%	0.90%
Virtus Senior Floating Rate Fund	0.45%	0.40%	0.38%
	First $1 billion	$1+ billion through $2 billion	$2+ billion through $10 billion	$10+ billion
Virtus Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%	0.425%
In its last fiscal year, those funds that had been in operation for at least one year paid fees to the adviser at the following percentage of average net assets:
Virtus Bond Fund	0.45%
Virtus CA Tax-Exempt Bond Fund	0.45%
Virtus Emerging Markets Debt Fund	0.75%
Virtus Emerging Markets Equity Income Fund	1.05%
Virtus Emerging Markets Opportunities Fund	0.95%
Virtus Emerging Markets Small-Cap Fund	1.20%
Virtus Equity Trend Fund	1.00%
Virtus Essential Resources	1.10%
Virtus Foreign Opportunities Fund	0.85%
Virtus Global Equity Trend Fund	1.00%
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Virtus Global Infrastructure Fund	0.65%
Virtus Global Opportunities Fund	0.85%
Virtus Global Real Estate Securities Fund	0.85%
Virtus Greater European Opportunities Fund	0.85%
Virtus Herzfeld Fund	1.00%
Virtus High Yield Fund	0.65%
Virtus International Equity Fund	0.85%
Virtus International Real Estate Securities Fund	1.00%
Virtus International Small-Cap Fund	1.00%
Virtus International Wealth Masters Fund	0.90%
Virtus Low Duration Income Fund	0.55%
Virtus Low Volatility Fund	0.95%
Virtus Multi-Asset Trend Fund	1.00%
Virtus Multi-Sector Intermediate Bond Fund	0.55%
Virtus Multi-Sector Short Term Bond Fund	0.47%
Virtus Real Estate Securities Fund	0.73%
Virtus Sector Trend Fund	0.45%
Virtus Senior Floating Rate Fund	0.60%
Virtus Tax-Exempt Bond Fund	0.45%
Virtus Wealth Masters Fund	0.85%
The Subadvisers
Duff  & Phelps, an affiliate of VIA, is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Duff  & Phelps acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. Duff  & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2016, Duff  & Phelps had approximately $10.6 billion in assets under management on a discretionary basis.
Herzfeld is located at 119 Washington Avenue, Suite 504, Miami, FL 33139. Herzfeld has specialized in the closed-end fund industry since its founding in 1984. As of September 30, 2016, Herzfeld had $305 million in assets under management.
Horizon is located at 470 Park Avenue South, New York, NY 10016 and has been an investment adviser since 1994. Horizon is owned by Horizon Kinetics LLC (“Horizon Kinetics”), an independently owned and operated firm formed in May 2011. As of September 30, 2016, Horizon Kinetics had approximately $5.9 billion in assets under management.
Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of September 30, 2016, Kayne had approximately $12 billion in assets under management.
KBIGI (North America) is located at 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland and has been a registered investment adviser since 2001. As of September 30, 2016, KBIGI (North America) and KBI Global Investors Ltd., has $9.6 billion in combined assets under management.
Newfleet, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to institutions and individuals. As of September 30, 2016, Newfleet had approximately $11.9 billion in assets under management. Newfleet has been an investment adviser since 1989.
Rampart, an affiliate of VIA, is located at One International Place, 14th Floor, Boston, MA 02110. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutional and high net worth investors. As of September 30, 2016, Rampart had approximately $682 million in assets under management.
Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as subadviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of September 30, 2016, Vontobel managed approximately $37 billion.
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VIA pays each subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:
Virtus Bond Fund	50% of net investment management fee
Virtus CA Tax-Exempt Bond Fund	50% of net investment management fee
Virtus Emerging Markets Debt Fund	50% of net investment management fee
Virtus Emerging Markets Equity Income Fund	50% of net investment management fee
Virtus Emerging Markets Opportunities Fund	50% of net investment management fee
Virtus Emerging Markets Small-Cap Fund	50% of net investment management fee
Virtus Essential Resources Fund	50% of net investment management fee
Virtus Foreign Opportunities Fund	50% of net investment management fee
Virtus Global Infrastructure Fund	50% of net investment management fee
Virtus Global Opportunities Fund	50% of net investment management fee
Virtus Global Real Estate Securities Fund	50% of net investment management fee
Virtus Greater European Opportunities Fund	50% of net investment management fee
Virtus Herzfeld Fund	50% of net investment management fee
Virtus High Yield Fund	50% of net investment management fee
Virtus International Equity Fund	50% of net investment management fee
Virtus International Real Estate Securities Fund	50% of net investment management fee
Virtus International Small-Cap Fund	50% of net investment management fee
Virtus International Wealth Masters Fund	50% of net investment management fee
Virtus Low Duration Income Fund	50% of net investment management fee
Virtus Low Volatility Equity Fund	50% of net investment management fee
Virtus Multi-Sector Intermediate Bond Fund	50% of net investment management fee
Virtus Multi-Sector Short Term Bond Fund	50% of net investment management fee
Virtus Real Estate Securities Fund	50% of net investment management fee
Virtus Senior Floating Rate Fund	50% of net investment management fee
Virtus Tax-Exempt Bond Fund	50% of net investment management fee
Virtus Wealth Masters Fund	50% of net investment management fee
A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements for Emerging Markets Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund is available in the Predecessor Funds’ 2015 annual report, covering the period January 1, 2015 through December 31, 2015. A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements for Emerging Markets Equity Income Fund and Essential Resources Fund is available in the funds’ 2016 annual report, covering the period October 1, 2015 through September 30, 2016. A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements for all other funds is available in the funds’ 2016 semiannual report, covering the period October 1, 2015 through March 31, 2016.
VIA and the funds, except Virtus International Real Estate Securities Fund, Virtus Multi-Sector Short Term Bond Fund, Virtus Sector Trend Fund and Virtus Real Estate Securities Fund, have received an exemptive order from the SEC that permits VIA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers, and (b) materially amend subadvisory agreements with such subadvisers. In such circumstances, shareholders would receive notice of such action.
Portfolio Management
The following individuals are jointly and primarily responsible for the day-to-day management of the funds’ portfolios.
Duff  & Phelps
Virtus Global Infrastructure Fund	Connie M. Luecke, CFA Randle L. Smith, CFA (both since the fund’s inception in 2004)
Virtus Global Real Estate Securities Fund	Geoffrey P. Dybas, CFA Frank J. Haggerty, Jr., CFA (both since the fund’s inception in 2009)
Virtus International Equity Fund	Frederick A. Brimberg (since May 2013)
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Virtus International Real Estate Securities	Geoffrey P. Dybas, CFA Frank J. Haggerty, Jr., CFA (both since the fund’s inception in 2007)
Virtus Real Estate Securities Fund	Geoffrey P. Dybas, CFA (since 1998) Frank J. Haggerty, Jr., CFA (since 2007)
Frederick A. Brimberg. Mr. Brimberg is Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps (since August 2016). Prior to joining an affiliate of Virtus in 2012, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management and its predecessor Lexington Management, with a focus on global equity investing. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with positions at Brimberg & Co., and Lehman Brothers.
Geoffrey P. Dybas, CFA. Mr. Dybas joined Duff  & Phelps in 1995 and serves as Senior Managing Director, Global Real Estate Securities team head and Senior Portfolio Manager (since 2007). He is Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff  & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. In addition, Mr. Dybas manages the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; an affiliated mutual fund series offered under certain universal life insurance and annuity products; and separate institutional accounts.
Frank J. Haggerty Jr., CFA. Mr. Haggerty is Senior Managing Director of Duff  & Phelps and Portfolio Manager (since 2007) for Duff  & Phelps and has served as a Senior Real Estate Securities Analyst since joining the firm in 2005, providing support for the dedicated REIT products managed by Duff  & Phelps, inclusive of the real estate strategies in the Virtus Opportunities Trust. Mr. Haggerty is also a Portfolio Manager for the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; an affiliated mutual fund series offered under certain universal life insurance and annuity products; and separate institutional accounts. Prior to joining Duff  & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.
Connie M. Luecke, CFA. Ms. Luecke joined Duff  & Phelps in 1992 and serves as Senior Managing Director. She has served as the co-portfolio manager of the Global Infrastructure Fund since its inception in 2004 as well as co-portfolio manager of Virtus Total Return Fund and the Zweig Fund. Ms. Luecke has been the senior telecommunications analyst for the DNP Select Income Fund Inc. since 1996. Ms. Luecke concentrates her research on the global telecommunications industry. Prior to joining Duff  & Phelps, Ms. Luecke was a financial valuation consultant with Coopers & Lybrand for two years and research assistant with Harris Associates L.P. for six years.
Randle L. Smith, CFA. Mr. Smith joined Duff  & Phelps in 1990 and serves as a Senior Managing Director. He has served as the co-portfolio manager of the Global Infrastructure Fund since its inception in 2004 as well as co-portfolio manager of Virtus Total Return Fund and the Zweig Fund. Mr. Smith has been a senior utilities analyst for the DNP Select Income Fund Inc. since 1996. Mr. Smith concentrates his research on the global utilities, transportation and energy infrastructure industries. Prior to joining Duff  & Phelps, Mr. Smith worked for eight years at NiSource, an Indiana-based electric and gas utility company.
Herzfeld
Virtus Herzfeld Fund	Erik M. Herzfeld Thomas J. Herzfeld (both since the fund's inception in September 2012)
Erik M. Herzfeld. Mr. Herzfeld is President at Herzfeld and is responsible for closed-end fund trading and portfolio management activities. He also serves as portfolio manager for a closed-end fund managed by Herzfeld. Before joining the firm in 2007, he served in quantitative research and trading roles with both Lehman Brothers (1998 to 2000) and JPMorgan (2000 to 2007), where he served as a Vice President in New York and Asia.
Thomas J. Herzfeld. Mr. Herzfeld is the Chairman of Herzfeld. He also serves as portfolio manager for closed-end fund trading programs and a closed-end fund managed by Herzfeld. He is author of the first textbook published on the subject of closed-end funds, The Investor’s Guide to Closed-End Funds (McGraw-Hill, 1979), as well as five other books dedicated to the industry. He is widely considered to be the leading expert in the field of closed-end funds. Mr. Herzfeld has been quoted in thousands of articles and has written hundreds of his own on the subject of closed-end funds. He has written periodically for Barron’s and has made television appearances on Wall Street Week, The Nightly Business Report and CNBC. Prior to 1981, Mr. Herzfeld was Executive Vice President and Director of a NYSE member firm.
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Horizon
Virtus International Wealth Masters Fund	Matthew Houk Murray Stahl (both since the fund's inception in November 2014)
Virtus Wealth Masters Fund	Matthew Houk Murray Stahl (both since the fund’s inception in September 2012)
Matthew Houk. Mr. Houk is a Portfolio Manager at Horizon and has portfolio management and research responsibilities at Horizon Kinetics. He is a member of the investment committee where he has responsibilities in the identification, analysis and monitoring of certain investment opportunities for the Firm. Mr. Houk is also a Co-Portfolio Manager of three funds managed by an affiliate of Horizon. He joined the Firm in 2008; previously, Mr. Houk was with Goldman, Sachs & Co.
Murray Stahl. Mr. Stahl is a Portfolio Manager at Horizon and is Chief Executive Officer, Chairman of the Board and is a co-founder of Horizon Kinetics. Mr. Stahl serves as the Firm's Chief Investment Officer, and chairs the Firm's Investment Committee, which is responsible for portfolio management decisions across the entire firm. Prior to co-founding the Firm, he spent 16 years at Bankers Trust Company (1978-1994) as a senior portfolio manager and research analyst where he managed trust assets and was deeply involved in new product development.
Kayne
Virtus Emerging Markets Small-Cap Fund	Craig Thrasher, CFA (since the fund’s inception in December 2013)
Virtus International Small-Cap Fund	Craig Stone Craig Thrasher, CFA (both since the fund’s inception in September 2012)
Craig Stone. Mr. Stone is a Portfolio Manager and Senior Research Analyst at Kayne. Before joining Kayne in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He has approximately 26 years of investment industry experience.
Craig Thrasher, CFA. Mr. Thrasher is a Portfolio Manager and Research Analyst at Kayne. Before joining Kayne in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an equity analyst, and at Webbush Morgan Securities in correspondent credit. He has approximately 12 years of equity research experience.
KBIGI (North America)
Virtus Emerging Markets Equity Income Fund
James Collery (since the fund's inception in September 2012)
David Hogarty (since the fund's inception in September 2012)
John Looby (since October 2014)
Ian Madden (since the fund's inception in September 2012)
Gareth Maher (since the fund's inception in September 2012)
Massimiliano Tondi, CFA (since October 2014)

Virtus Essential Resources Fund	Andros Florides Colm O’Connor Noel O’Halloran (all since the fund's inception in March 2015)
James Collery. Mr. Collery is Senior Portfolio Manager—Global Equity Strategies at KBIGI (North America). Mr. Collery joined the firm in 2001 as a Performance & Risk Analyst. In 2003, he was appointed as a Portfolio Manager on a hedge fund team. During this time, he worked on a fund of funds where he was responsible for manager due diligence as well as portfolio construction, and on a direct equity long short fund, which was quantitatively managed. Mr. Collery joined the Global Equity Strategy team in 2007.
Andros Florides. Mr. Florides is Senior Portfolio Manager—Agribusiness and Global Resource Solutions Strategies at KBIGI (North America), where he is responsible for the development of investment strategy as well as portfolio management. Prior to joining KBIGI (North America) in 2008, he was a senior research analyst, global consumer equities at Bank of Ireland Asset Management (1998 to 2008).
David Hogarty. Mr. Hogarty is Head of Strategy Development—Global Equity Strategies at KBIGI (North America). Mr. Hogarty joined the firm in 1994 and has held a number of senior management roles including responsibility for Product
200Virtus Mutual Funds

Development, Business Development and Consultant Relationships. Mr. Hogarty was instrumental in developing the Global equity strategy in 2003 and has been a member of the investment team since launch. He is also a former member of the Irish Association of Pension Funds (IAPF) Investment Committee.
John Looby. Mr. Looby is Senior Portfolio Manager—Global Equity Strategies at KBIGI (North America). Mr. Looby joined the firm in September 2014. Prior to joining KBIGI (North America), he was senior investment manager at Setanta Asset Management, where he was the lead portfolio manager of the flagship Global Equity Fund. Mr. Looby began his investment management career in 1990 and has had roles spanning fixed income, absolute return and equities.
Ian Madden. Mr. Madden is Senior Portfolio Manager—Global Equity Strategies at KBIGI (North America). Mr. Madden joined the firm in November 2000 as a Portfolio Assistant and joined the Global Equity Strategies team in 2004. In 2002, Mr. Madden was appointed Manager of the Institutional Business Support unit, responsible for unit trust dealing, client cash flow, audit reporting and client queries. Prior to joining KBIGI (North America), he worked for the international division of National Irish Bank.
Gareth Maher. Mr. Maher is Head of Portfolio Management—Global Equity Strategies at KBIGI (North America). He joined the KBIGI (North America) Global Equity Strategies team in 2008, having managed U.S., Irish and Far Eastern equities for the firm from 2000. Previously, Mr. Maher managed Japanese, Far Eastern and U.S. equity portfolios for Irish Life Investment Managers and Eagle Star (Zurich) from 1987 to 2000.
Colm O'Connor. Mr. O'Connor is Senior Portfolio Manager—Energy Solutions and Global Resource Solutions Strategies at KBIGI (North America). He joined the Environmental Strategies team 2006 as an analyst and was promoted to Portfolio Manager in 2008. Previously, he worked at the firm as an analyst in various departments at KBIGI (North America) (2003 to 2006).
Noel O'Halloran. Mr. O'Halloran is Chief Investment Officer and Portfolio Manager at KBIGI (North America). He joined KBIGI (North America) in 1992, was promoted to Head of Equities in 1996 and was appointed CIO in 2002. As CIO, he has overall responsibility for investment process and performance of the firm's assets across the various asset classes and specialist equity portfolios. He has specifically managed equity portfolios across Irish, European, Asian and U.S. equity markets. Prior to joining KBIGI (North America), Mr. O'Halloran was a U.S. equity asset manager with Irish Life Investment Managers.
Massimiliano Tondi, CFA. Mr. Tondi is Senior Portfolio Manager—Global Equity Strategies at KBIGI (North America). Mr. Tondi joined the firm in September 2014. Prior to joining KBIGI (North America), he was a quantitative portfolio manager at Fideuram Asset Management (2011 to 2014), where he previously served as a risk manager (2007 to 2011). Mr. Tondi began his career in the financial sector in 2004.
Newfleet
Virtus Bond Fund	David L. Albrycht, CFA (since 2012) Christopher J. Kelleher, CFA, CPA (since 2012)
Virtus CA Tax-Exempt Bond Fund	Timothy M. Heaney, CFA (since 1997)
Virtus Emerging Markets Debt Fund	David L. Albrycht, CFA (since inception in September 2012) Stephen H. Hooker, CFA (since inception in September 2012) Daniel Senecal, CFA (since inception in September 2012)
Virtus High Yield Fund	David L. Albrycht, CFA (since 2011) Kyle A. Jennings, CFA (since 2011) Francesco Ossino (since 2012) Jonathan R. Stanley, CFA (since 2012)
Virtus Low Duration Income Fund	David L. Albrycht, CFA (since May 2012) Benjamin Caron, CFA (since May 2012) Lisa M. Baribault (since January 2017) Christopher J. Kelleher, CFA, CPA (since October 2012)
Virtus Multi-Sector Intermediate Bond Fund	David L. Albrycht, CFA (since 1994)
Virtus Multi-Sector Short Term Bond Fund	David L. Albrycht, CFA (since 1993)
Virtus Senior Floating Rate Fund	David L. Albrycht, CFA (since 2008) Kyle A. Jennings, CFA (since 2008) Francesco Ossino (since 2012)
Virtus Mutual Funds201

Virtus Tax-Exempt Bond Fund	Timothy M. Heaney, CFA (since June 2012) Lisa H. Leonard (since June 2012)
David L. Albrycht, CFA. Mr. Albrycht is President and Chief Investment Officer at Newfleet. Prior to joining Newfleet in 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income and variable investment options as well as two closed-end funds.
Lisa M. Baribault. Ms. Baribault is a Director and Portfolio Manager at Newfleet (since 2011). Prior to 2011, Ms. Baribault was a manager of Investment Accounting at Phoenix Life Insurance Company. Ms. Baribault began her career in the investment industry in 2003.
Benjamin Caron, CFA. Mr. Caron is Senior Managing Director and Portfolio Manager at Newfleet (since June 2011). Prior to June 2011, Mr. Caron was on the fixed income team at Goodwin. Mr. Caron also is a portfolio manager of a closed-end fund managed by Newfleet, in addition to assisting the senior portfolio manager in the management of several open-end funds managed by Newfleet. Mr. Caron joined Goodwin in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients.
Timothy M. Heaney, CFA. Mr. Heaney is Senior Managing Director and Senior Portfolio Manager—Municipal Securities at Newfleet (since 2011) and served as Senior Vice President and Portfolio Manager, Fixed Income of VIA (2008 to 2011). Previously, he was associated with Goodwin (2007 to 2008), at which time it was an affiliate of VIA, and was also Managing Director, Fixed Income (1997 to 2007), Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1992 to 1996) of VIA. Mr. Heaney also manages the Virtus Tax-Exempt Bond Fund, as well as high net worth municipal bond portfolios for Newfleet and institutional municipal bond portfolios for Virtus’ affiliated manager, Duff  & Phelps Investment Management Co. (“Duff  & Phelps”), as well as DTF Tax-Free Income, Inc., a closed-end fund managed by Duff  & Phelps.
Stephen H. Hooker, CFA. Mr. Hooker is the Managing Director of Foreign Research, sector manager for emerging markets debt and a member of the corporate credit research group at Newfleet (since 2011). He is responsible for the paper and packaging and chemicals industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.
Kyle A. Jennings, CFA. Mr. Jennings is Senior Managing Director and Head of Credit Research (since 2011). Prior to joining Newfleet, Mr. Jennings was Managing Director of Goodwin. Previously, he was associated with VIA, which at the time was an affiliate of Goodwin, and has been a member of the corporate credit research team since 1998. He is the sector manager for the leveraged loan sector of the multi-sector fixed income strategies of Newfleet. He has over 20 years of investment experience.
Christopher J. Kelleher, CFA, CPA. Mr. Kelleher is Senior Managing Director and Senior Portfolio Manager (since 2012) at Newfleet. Prior to joining Newfleet, Mr. Kelleher was retired for two years from Goodwin, where he was Managing Director and Senior Portfolio Manager (1997 to January 2010). Previously, he was an investment officer with Phoenix Life Insurance Company (1983 to 1997), which at the time was an affiliate of Goodwin and VIA. He has more than 30 years of investment experience in all bond market sectors, including both publicly traded and private placements.
Lisa H. Leonard. Ms. Leonard is Managing Director and Portfolio Manager—Municipal Securities at Newfleet (since 2011) and served as Vice President and Portfolio Manager, Fixed Income of VIA (2008 to 2011). Previously, she was associated with Goodwin (2007 to 2008), at which time it was an affiliate of VIA, and was also Director, Municipal Research (1998 to 2007), Director, Investment Operations (1994 to 1998) and Fixed Income Trader (1987 to 1993) of VIA. Ms. Leonard manages high net worth municipal bond portfolios for Newfleet and institutional municipal bond portfolios for Duff  & Phelps. Ms. Leonard also manges a closed-end fund managed by an affiliate of Newfleet and VIA.
Francesco Ossino. Mr. Ossino is Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, with a primary focus on floating rate bank loan products. Prior to joining Virtus in August 2012, Mr. Ossino
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was a portfolio manager at Hartford Investment Management Company (2004 to 2012), where he managed mutual funds focused on bank loans and a commingled bank loan portfolio for institutional investors. Previously, he held a variety of credit analyst and portfolio management positions at CIGNA (2002 to 2004), HVB Bank (2000 to 2002) and FleetBoston Financial (1996 to 2000).
Daniel P. Senecal, CFA. Mr. Senecal is Managing Director of Credit Research at Newfleet (since 2011). He is also responsible for the energy industry sector and the Latin America sovereign credit sector. Mr. Senecal also co-manages Virtus Global Multi-Sector Income Fund, a closed-end fund. Prior to joining Newfleet, he held the same position with Goodwin, where he began working in 1997. Mr. Senecal also completed a formal credit training program at Shawmut Bank, where he was a credit analyst reviewing investment grade and high yield borrowers; he also worked at BankBoston as a corporate bond analyst.
Jonathan R. Stanley, CFA. Mr. Stanley is Managing Director of Fixed Income Research and sector manager for high yield credit, at Newfleet (since 2011). He is also responsible for the consumer products, food and beverage, restaurants, retail and metals and mining industries, and the Asian sovereign credit sector. Prior to joining Newfleet, he was on the fixed income team at Goodwin, serving as sector manager for high yield credit. Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. Mr. Stanley joined Goodwin in 1996. From 2001 to 2006, he was a portfolio manager age Global Financial Private Capital. He rejoined Goodwin in 2006 as a member of the corporate credit research group and assumed responsibilities for the management of the high yield sector in 2008.
Rampart
Virtus Low Volatility Equity Fund	Michael Davis (since September 2016) Brendan R. Finneran (since June 2013) Robert F. Hofeman, Jr. (since June 2013) Warun Kumar (since September 2016)
Michael Davis. Mr. Davis is a Portfolio Manager at Rampart (since September 2016) and at VIA (since 2014) and has over 15 years of experience in the financial services industry, including investment management and capital markets. Prior to joining Virtus in 2014, he was a founding partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies. Before forming Varick, Mr. Davis worked in the institutional asset management division of Barclays Capital, focused on quantitative and derivative-based investment strategies. Prior to Barclays, he worked in the derivative structuring group at Lehman Brothers. Mr. Davis started his career at Merrill Lynch in the asset-backed finance business.
Brendan R. Finneran. Mr. Finneran serves as Portfolio Manager and Trader at Rampart. Mr. Finneran joined Rampart in July of 2008 and has 14 years of investment experience. Prior to Rampart, he was trader and operations manager at Andover Capital Advisors (2003 to 2008), where he was responsible for operational account management (processing and settlement) for all equity, option, bond, bank debt, CDS and swap trades. Prior to Andover Capital Advisors, Brendan held various positions at Cone Jacquards and Robert Fleming as Account Manager.
Robert F. Hofeman, Jr. Mr. Hofeman serves as Portfolio Manager and Trader at Rampart. Mr. Hofeman joined Rampart in May of 2012 with more than 14 years of investment experience. Prior to Rampart, he was an equity trading consultant for Linedata (2010 to 2012) where he translated buy-side business processes to the technology staff. Previously, Mr. Hofeman was a vice president of Evergreen Investments (2007 to 2009), where he traded stocks, options and futures, and was the primary trader at Ironwood Investment Management, LLC (2002 to 2007), focusing on small cap stocks and assisting with the research processes.
Warun Kumar.Mr. Kumar is Chief Investment Officer and Portfolio Manager at Rampart (since October 2015), and Portfolio Manager at Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.
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VIA
Virtus Alternatives Diversifier Fund	Warun Kumar (since September 2016)
Virtus Equity Trend Fund	Michael Davis (since September 2016) Brendan R. Finneran (since September 2016) Robert F. Hofeman, Jr. (since September 2016) Warun Kumar (since May 2015)
Virtus Global Equity Trend Fund	Michael Davis (since September 2016) Brendan R. Finneran (since September 2016) Robert F. Hofeman, Jr. (since September 2016) Warun Kumar (since May 2015)
Virtus Multi-Asset Trend Fund	Michael Davis (since September 2016) Brendan R. Finneran (since September 2016) Robert F. Hofeman, Jr. (since September 2016) Warun Kumar (since May 2015)
Virtus Sector Trend Fund	Michael Davis (since September 2016) Brendan R. Finneran (since September 2016) Robert F. Hofeman, Jr. (since September 2016) Warun Kumar (since May 2015)
Michael Davis. Mr. Davis is a Managing Director at VIA (since 2014) and has over 15 years of experience in the financial services industry, including investment management and capital markets. Prior to joining Virtus in 2014, he was a founding partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies. Before forming Varick, Mr. Davis worked in the institutional asset management division of Barclays Capital, focused on quantitative and derivative-based investment strategies. Prior to Barclays, he worked in the derivative structuring group at Lehman Brothers. Mr. Davis started his career at Merrill Lynch in the asset-backed finance business.
Brendan R. Finneran. Mr. Finneran serves as Managing Director and Equity Trader at VIA (since September 2016) and has served as Portfolio Manager and Trader at Rampart Investment Management Company, LLC, an affiliate of VIA (since July 2008) Mr. Finneran has 14 years of investment experience. Prior to Rampart, he was trader and operations manager at Andover Capital Advisors (2003 to 2008), where he was responsible for operational account management (processing and settlement) for all equity, option, bond, bank debt, CDS and swap trades. Prior to Andover Capital Advisors, Mr. Finneran held various positions at Cone Jacquards and Robert Fleming as Account Manager.
Robert F. Hofeman, Jr. Mr. Hofeman serves as Managing Director and Equity Trader at VIA (since September 2016) and has served as Portfolio Manager and Trader at Rampart Investment Management Company, LLC, an affiliate of VIA (since May 2012). Mr. Hofeman has more than 14 years of investment experience. Prior to Rampart, he was an equity trading consultant for Linedata (2010 to 2012) where he translated buy-side business processes to the technology staff. Previously, Mr. Hofeman was a vice president of Evergreen Investments (2007 to 2009), where he traded stocks, options and futures, and was the primary trader at Ironwood Investment Management, LLC (2002 to 2007), focusing on small cap stocks and assisting with the research processes.
Warun Kumar. Mr. Kumar is Senior Managing Director and Portfolio Manager at VIA (since April 2015), and Portfolio Manager at Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). He also serves as the Chief Investment Officer for Rampart Investment Management LLC, an affiliate of VIA (since October 2015). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.
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Vontobel
Virtus Emerging Markets Opportunities Fund	Brian Bandsma (since June 2016) Matthew Benkendorf (since March 2016) Jin Zhang, CFA (since June 2016)
Virtus Foreign Opportunities Fund	Matthew Benkendorf (since March 2016) Daniel Kranson, CFA (since June 2016) David Souccar (since June 2016)
Virtus Global Opportunities Fund	Matthew Benkendorf (since 2009) Ramiz Chelat (since June 2016)
Virtus Greater European Opportunities Fund	Daniel Kranson, CFA (since March 2013)
Brian Bandsma. Mr. Bandsma is a Director and Portfolio Manager (since June 2016) of Vontobel. He serves as Deputy Portfolio Manager of the Emerging Markets Opportunities Fund (since June 2016). He also serves as lead portfolio manager of the Vontobel Far East Equity Strategy (since June 2016), and previously served as deputy portfolio manager of that strategy (2013 to June 2016). Mr. Bandsma joined Vontobel in 2002 as a senior research analyst and continues to maintain his research responsibilities, with a focus on the information technology, financial, telecom services and consumer discretionary sectors. He began his financial career in 1998.
Matthew Benkendorf. Mr. Benkendorf is Chief Investment Officer of Vontobel. He serves as Lead Portfolio Manager of the EM Opportunities Fund (since March 2016), the Foreign Opportunities Fund (since March 2016) and the Global Opportunities Fund (since March 2016) and previously served as Deputy Portfolio Manager (January 2015 to March 2016) and Co-Portfolio Manager (2009 through 2014) of the Global Opportunities Fund. Previously at Vontobel he served as a Managing Director (April 2013 to March 2016); Executive Director (April 2012 to April 2013); Director (July 2009 to April 2012); Vice President (2007 to 2009); Assistant Vice President (2005 to 2007); and Senior Research Analyst (2002 to 2005). Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator.
Ramiz Chelat. Mr. Chelat is a Director and Portfolio Manager of Vontobel. He serves as Deputy Portfolio Manager of the Global Opportunities Fund (since June 2016). Mr. Chelat also serves as deputy portfolio manager of the Vontobel Global Equity Strategy (since June 2016). Mr. Chelat joined Vontobel in 2007 as a senior research analyst and continues to maintain his research responsibilities, with a primary focus on the consumer discretionary, consumer staples and information technology sectors. He began his financial career in 1997.
Daniel Kranson, CFA. Mr. Kranson is a Portfolio Manager of Vontobel. He serves as Portfolio Manager of the Greater European Opportunities Fund (since March 2016) and Deputy Portfolio Manager of the Foreign Opportunities Fund. Mr. Kranson previously served as Deputy Portfolio Manager (January 2015 to March 2016) and Co-Portfolio Manager (March 2013 through 2014) of the Greater European Opportunities Fund. Mr. Kranson joined Vontobel in 2007 as a senior research analyst with a primary focus on consumer staples, energy, health care, and materials stocks. Previously, he was at Scout Capital Management (from 2006 to 2007) and on the sell-side at Sanford C. Bernstein & Co. (from 1999 to 2006).
David Souccar. Mr. Souccar is Director and Portfolio Manager at Vontobel. He serves as Deputy Portfolio Manager of the Foreign Opportunities Fund (since June 2016). Mr. Souccar also serves as deputy portfolio manager of the Vontobel International Equity Strategy (since June 2016). Mr. Souccar joined Vontobel in 2007 as a senior research analyst and continues to maintain his research responsibilities, with a focus on the energy, industrials and utilities sectors. He began his financial career in 1996.
Jin Zhang, CFA. Mr. Zhang is a Director and Portfolio Manager (since June 2016) of Vontobel. He serves as Deputy Portfolio Manager of the Emerging Markets Opportunities Fund (since June 2016). Mr. Zhang also serves as deputy portfolio manager of the Vontobel Emerging Markets Equity Strategy (since June 2016). Mr. Zhang joined Vontobel in 2005 as a senior research analyst and continues to maintain his research responsibilities, with a focus on the consumer staples and financial sectors. He began his financial career in 1995.
Please refer to the SAI for additional information about the funds' portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.
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Risks Associated with Additional Investment Techniques and Fund Operations

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds listed in the chart below may engage in additional investment techniques that present additional risks to a fund. Those additional investment techniques in which a fund is expected to engage as of the date of this prospectus are indicated in the chart below, although other techniques may be utilized from time to time. The information below the chart describes the additional investment techniques and their risks. Many of the additional investment techniques that a fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the SAI.
Risks	Virtus Alternatives Diversifier Fund	Virtus Bond Fund	Virtus CA Tax-Exempt Bond Fund	Virtus Emerging Markets Debt Fund	Virtus Emerging Markets Equity Income Fund	Virtus Emerging Markets Opportunities Fund	Virtus Emerging Markets Small-Cap Fund	Virtus Equity Trend Fund	Virtus Essential Resources Fund	Virtus Foreign Opportunities Fund	Virtus Global Equity Trend Fund
Brady Bonds										X
Convertible Securities		X		X						X
Counterparty						X
Cybersecurity	X	X	X	X	X	X	X	X	X	X	X
Debt Securities						X				X
Depositary Receipts										X
Derivatives		X		X						X
Equity REIT Securities
Equity Securities		X
Exchange-Traded Funds (ETFs)					X		X			X
Foreign Investing
Foreign Currency Transactions										X
High-Yield/High- Risk Fixed Income Securities (Junk Bonds)										X
Illiquid and Restricted Securities		X		X	X					X
Infrastructure-Related Investing
Investment Grade Securities				X
Leverage		X								X
Loans
Master Limited Partnership ("MLP")
Money Market Instruments
Mortgage-Backed and Asset Backed Securities				X
Municipal Securities
Mutual Fund Investing		X		X	X		X			X
Non-Performing Securities
Operational	X	X	X	X	X	X	X	X	X	X	X
Private Placements
Repurchase Agreements		X		X
Securities Lending	X	X		X	X	X	X		X	X
Short-Term Investments							X			X
Unrated Fixed Income Securities		X						X		X	X
U.S. and Foreign Government Obligations	X									X
U.S. Government Securities
Unrated Fixed Income Securities
Variable Rate, Floating Rate and Variable Amount Securities				X						X
When-Issued and Delayed-Delivery Securities		X		X						X
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds		X		X						X
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Risks	Virtus Global Infrastructure Fund	Virtus Global Opportunities Fund	Virtus Global Real Estate Securities	Virtus Greater European Opportunities Fund	Virtus Herzfeld Fund	Virtus High Yield Fund	Virtus International Equity Fund	Virtus International Real Estate Securities Fund	Virtus International Small-Cap Fund	Virtus International Wealth Masters Fund	Virtus Low Duration Income Fund
Brady Bonds		X		X
Convertible Securities		X	X	X		X		X			X
Counterparty											X
Cybersecurity	X	X	X	X	X	X	X	X	X	X	X
Debt Securities		X		X
Depositary Receipts		X	X	X			X	X
Derivatives		X	X	X		X	X	X			X
Equity REIT Securities										X
Equity Securities											X
Exchange-Traded Funds (ETFs)		X				X
Foreign Investing			X	X			X	X	X
Foreign Currency Transactions	X	X
High-Yield/High- Risk Fixed Income Securities (Junk Bonds)		X	X	X			X	X
Illiquid and Restricted Securities		X									X
Infrastructure-Related Investing			X	X
Investment Grade Securities			X	X		X		X	X
Leverage		X									X
Loans						X					X
Master Limited Partnership ("MLP")	X
Money Market Instruments				X		X
Mortgage-Backed and Asset Backed Securities						X
Municipal Securities
Mutual Fund Investing		X									X
Non-Performing Securities						X
Operational	X	X	X	X	X	X	X	X	X	X	X
Private Placements				X	X	X			X
Repurchase Agreements	X										X
Securities Lending	X	X				X					X
Short-Term Investments		X				X					X
Unrated Fixed Income Securities		X	X	X		X	X	X	X	X
U.S. and Foreign Government Obligations	X	X	X	X			X	X	X
U.S. Government Securities			X	X		X		X
Unrated Fixed Income Securities											X
Variable Rate, Floating Rate and Variable Amount Securities		X	X	X				X
When-Issued and Delayed-Delivery Securities	X	X				X					X
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds	X	X		X		X	X				X
Risks	Virtus Low Volatility Equity Fund	Virtus Multi-Asset Trend Fund	Virtus Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Short Term Bond Fund	Virtus Real Estate Securities Fund	Virtus Sector Trend Fund	Virtus Senior Floating Rate Fund	Virtus Tax-Exempt Bond Fund	Virtus Wealth Masters Fund
Brady Bonds
Convertible Securities			X	X	X		X	X
Counterparty								X
Cybersecurity	X	X	X	X	X	X	X	X	X
Debt Securities
Depositary Receipts
Derivatives			X	X	X				X
Equity REIT Securities
Equity Securities
Exchange-Traded Funds (ETFs)			X	X			X
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Risks	Virtus Low Volatility Equity Fund	Virtus Multi-Asset Trend Fund	Virtus Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Short Term Bond Fund	Virtus Real Estate Securities Fund	Virtus Sector Trend Fund	Virtus Senior Floating Rate Fund	Virtus Tax-Exempt Bond Fund	Virtus Wealth Masters Fund
Foreign Investing					X				X
Foreign Currency Transactions									X
High-Yield/High- Risk Fixed Income Securities (Junk Bonds)
Illiquid and Restricted Securities									X
Infrastructure-Related Investing
Investment Grade Securities			X	X	X
Leverage								X	X
Loans							X
Master Limited Partnership ("MLP")
Money Market Instruments			X	X
Mortgage-Backed and Asset Backed Securities
Municipal Securities
Mutual Fund Investing
Non-Performing Securities							X
Operational	X	X	X	X	X	X	X	X	X
Private Placements			X	X			X		X
Repurchase Agreements							X
Securities Lending		X				X		X
Short-Term Investments			X	X
Unrated Fixed Income Securities	X		X	X	X		X		X
U.S. and Foreign Government Obligations					X		X
U.S. Government Securities			X	X	X
Unrated Fixed Income Securities
Variable Rate, Floating Rate and Variable Amount Securities					X
When-Issued and Delayed-Delivery Securities
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds
Brady Bonds
Brady Bonds are dollar-denominated bonds issued by certain emerging market countries and collateralized by zero-coupon U.S. Treasury bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults, making the bonds speculative in nature. In considering the risks associated with these bonds, an investor should also review and consider the risks associated with investing in emerging markets generally.
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.
Counterparty
When a fund engages in investment techniques in which it relies on another party to consummate the transaction, the fund is subject to the risk of default by the other party. To the extent that a fund enters into multiple transactions with a single or limited number of counterparties, the fund will be subject to increased levels of counterparty risk.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, the funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to
208Virtus Mutual Funds

the digital information systems, networks or devices of the funds or their service providers (including, but not limited to, the funds’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the funds. Any such cybersecurity breaches or losses of service may cause the funds to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the funds invest, which may cause the funds’ investments in such issuers to lose value.
Debt Securities
Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:
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Call Risk. There is a risk that issuers will prepay fixed rate obligations when interest rates fall. A fund holding callable securities therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

•
Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk. Senior Floating Rate Fund: Generally, Senior Loans are less susceptible to this risk than certain other types of fixed income securities, because the payment of principal and interest on Senior Loans will take precedence over other payment obligations of the borrower.

•
Interest Rate Risk.  The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
•
Limited Voting Rights Risk.  Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•
Liquidity Risk.  Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

•
Long-Term Maturities/Durations Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

•
Redemption Risk.  Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.

Virtus Mutual Funds209

Depositary Receipts
Certain funds may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies.
Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.
Derivatives
Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.
As an investment company registered with the SEC, each fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a fund investing in such instruments has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.
Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a fund’s ability to invest in derivatives as the fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit a fund’s ability to trade futures contracts and swaps.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.
Equity REIT Securities
REITs are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. A fund that invests in REITs and REIT-like entities will bear its proportionate share of the costs of the REITs’ and REIT-like entities’ operations. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs
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and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company, depending upon the nature of dividends received by the fund.
Equity Securities
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.
Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Foreign Investing
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
•
Currency Rate Risk. Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of each fund’s shares is calculated in U.S. dollars, it is possible for a fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

•
Emerging Market Investing Risk.  The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

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Foreign Currency Transactions
A fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded directly with market counterparties. Such transactions may not prove successful or may have the effect of limiting gains from favorable markets movements.
A fund may use derivatives to acquire positions in various currencies, which presents the risk that the fund could lose money on its exposure to a particular currency and also lose money on the derivative. A fund also may take positions in currencies that do not correlate to the currency exposure presented by the fund’s other investments. As a result, the fund’s currency exposure may differ, in some cases significantly, from the currency exposure of its other investments and/or its benchmarks.
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)
Securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among S&P, Fitch and Moody's is used to determine the security's classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for a fund's subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Illiquid and Restricted Securities
Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.
Infrastructure-Related Investment
Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Investment Grade Securities
A fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the fund’s principal investment strategies, the fund may also invest in other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest, and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.
Leverage
When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of
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magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the fund to pay interest.
Loans
Investing in loans (including loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, a fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.
Master Limited Partnership
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
Money Market Instruments
To meet margin requirements, redemptions or for investment purposes, a fund may hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.
Mortgage-Backed and Asset-Backed Securities
Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.
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The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.
Early payoffs in the loans underlying such securities may result in a fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, a fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Municipal Securities
The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of a fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. A fund may invest in municipal obligations that do not appear to be related, but in fact depend on the financial rating or support of a single government unit, in which case, events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.
Mutual Fund Investing
Through its investments in other mutual funds, a fund is exposed not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If a fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.
Non-Performing Securities
Non-performing securities are those whose quality is comparable to securities rated as low as D by Standard & Poor’s or C by Moody’s. Repayment of obligations under such securities is subject to significant uncertainties, and as such investment in such securities may be considered speculative.
Operational
An investment in a fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a fund. While the funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a fund.
Private Placements
A fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Privately issued securities ordinarily can be sold by a fund only in secondary market transactions to certain qualified investors
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pursuant to rules established by the SEC or privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by a fund may involve significant delays and expense.
Repurchase Agreements
A fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the fund’s subadviser to be creditworthy. Such agreements subject the fund to the risk of default or insolvency of the counterparty.
Securities Lending
A fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the lending fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the lending fund.
Short-Term Investments
Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
Unrated Fixed Income Securities
A fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed-income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.
U.S. and Foreign Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.
U.S. Government Securities
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Variable Rate, Floating Rate and Variable Amount Securities
Variable rate, floating rate, or variable amount securities are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers. The absence of an active secondary market with respect to certain such instruments could make it difficult for the fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments.
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When-Issued and Delayed-Delivery Securities
A fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value of such a security on its settlement date is less than the price paid by the fund, the value of the fund's shares may decline.
Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds
A fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.
The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the funds.
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Pricing of Fund Shares

How is the Share Price determined?
Each fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:
•
adding the values of all securities and other assets of the fund;

•
subtracting liabilities; and

•
dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
For each of Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Herzfeld Fund, Virtus Low Volatility Equity Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund, the fund’s assets may consist primarily of shares of underlying mutual funds, if any, which are valued at their respective NAVs, and ETFs, which are valued at current market prices. To determine NAV, the fund and each underlying mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds or directly by the funds, and ETFs held directly by the funds, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the underlying affiliated mutual funds or directly by the funds are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Securities held by any underlying unaffiliated mutual funds will be valued as set forth in the respective prospectuses of the underlying unaffiliated funds. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets held by any underlying affiliated mutual funds or directly by the funds are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV.
Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.
Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.
The NAV per share of each class of each fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If a fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.
How are securities fair valued?
If market quotations are not readily available or available prices are not reliable, the funds (or underlying fund, as applicable) determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been
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suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of  “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which a fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
The value of a security, as determined using the funds’ fair valuation procedures, may not reflect such security’s market value.
At what price are shares purchased?
All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s NAV; investments received by the funds’ authorized agent in good order after the close of regular trading on the NYSE will be executed based on the next business day’s NAV. Shares credited to your account from the reinvestment of a fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the fund’s NAV is calculated following the dividend record date.
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Sales Charges

What are the classes and how do they differ?
Each fund offers multiple classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the funds to pay distribution and service fees ("Rule 12b-1 Fees") for the sale of their shares and for services provided to shareholders.
The Rule 12b-1 Fees for each class of each fund are as follows:
Fund	Class A	Class B	Class C	Class I	Class R6	Class T
Virtus Alternatives Diversifier Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Bond Fund	0.25%	1.00%	1.00%	None	None	N/A
Virtus CA Tax-Exempt Bond Fund	0.25%	N/A	N/A	None	N/A	N/A
Virtus Emerging Markets Debt Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Emerging Markets Equity Income Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Emerging Markets Opportunities Fund	0.25%	N/A	1.00%	None	None	N/A
Virtus Emerging Markets Small-Cap Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Equity Trend Fund	0.25%	N/A	1.00%	None	None	N/A
Virtus Essential Resources Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Foreign Opportunities Fund	0.25%	N/A	1.00%	None	None	N/A
Virtus Global Equity Trend Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Global Infrastructure Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Global Opportunities Fund	0.25%	1.00%	1.00%	None	N/A	N/A
Virtus Global Real Estate Securities Fund	0.25%	N/A	1.00%	None	None	N/A
Virtus Greater European Opportunities Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Herzfeld Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus High Yield Fund	0.25%	1.00%	1.00%	None	None	N/A
Virtus International Equity Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus International Real Estate Securities Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus International Small-Cap Fund	0.25%	N/A	1.00%	None	None	N/A
Virtus International Wealth Masters Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Low Duration Income Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Low Volatility Equity Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Multi-Asset Trend Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Multi-Sector Intermediate Bond Fund	0.25%	1.00%	1.00%	None	None	N/A
Virtus Multi-Sector Short Term Bond Fund	0.25%	0.75%	0.50%	None	None	1.00%
Virtus Real Estate Securities Fund	0.25%	1.00%	1.00%	None	None	N/A
Virtus Sector Trend Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Senior Floating Rate Fund	0.25%	N/A	1.00%	None	None	N/A
Virtus Tax-Exempt Bond Fund	0.25%	N/A	1.00%	None	N/A	N/A
Virtus Wealth Masters Fund	0.25%	N/A	1.00%	None	N/A	N/A
Important Information about Class B Shares. Class B shares of the funds are no longer available for purchase by new or existing shareholders, except by existing shareholders through “Qualifying Transactions,” which consist of the following: (1) reinvestment of dividends and/or capital gain distributions; and (2) exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (discussed below under the heading “Exchange Privileges” within the section entitled “Account Policies”). Shareholders who own Class B Shares may continue to hold such shares until they convert to Class A Shares under the existing conversion schedule, as described in this prospectus section under the heading “What arrangement is best for you?”
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What arrangement is best for you?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse or domestic partner, children and minor grandchildren. Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Virtus Fund Services by calling toll-free 800-243-1574.
Class A Shares (all funds). If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to the following: for Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund, 2.25% of the offering price (2.30% of the amount invested); for Virtus CA Tax-Exempt Bond Fund, Senior Floating Rate Fund and Virtus Tax-Exempt Bond Fund, 2.75% of the offering price (2.83% of the amount invested); for Virtus Bond Fund, Virtus Emerging Markets Debt Fund, Virtus High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund, 3.75% of the offering price (3.90% of the amount invested); and for the other funds, 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” and “Class A Sales Charge Reductions and Waivers” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions on which a finder’s fee has been paid. For Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. The Distributor may pay broker-dealers a finder’s fee for eligible Class A Share purchases in excess of  $250,000 for Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund and eligible Class A Share purchases in excess $1 million for all other funds. For all Virtus fixed income funds and Virtus Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The 12- or 18-month period, as applicable, begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class B Shares and Class C Shares.
Class B Shares (Virtus Bond Fund, Virtus Global Opportunities Fund, Virtus High Yield Fund, Virtus Multi-Sector Intermediate Bond Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Real Estate Securities Fund only). If you sell your Class B Shares of the Virtus Multi-Sector Short Term Bond Fund within the first three years after they were purchased, you will pay a deferred sales charge of up to 2% of your shares’ value. If you sell your Class B Shares of the other funds within the first five years after they were purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) This charge declines to 0% over a period of three years for the Virtus Multi-Sector Short Term Bond Fund and a period of five years for the other funds, and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%; 0.75% for Virtus Multi-Sector Short Term Bond Fund) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase (six years after purchase for Virtus Multi-Sector Short Term Bond Fund).
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Class C Shares (not offered by Virtus CA Tax-Exempt Bond Fund). If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. You will not pay any sales charges on Class C Shares of the Virtus Multi-Sector Short-Term Bond Fund when you sell them. If you sell your Class C Shares of the other funds within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) Class C Shares of the Virtus Multi-Sector Short Term Bond Fund have lower distribution and service fees (0.50%) and pay higher dividends than Class B Shares. Class C Shares of the other funds have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.
Class I Shares. Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the fund's distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.
Class R6 Shares (Virtus Bond Fund, Virtus Emerging Markets Opportunities Fund, Virtus Equity Trend Fund, Virtus Foreign Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus High Yield Fund, Virtus International Small-Cap Fund, Virtus Multi-Sector Intermediate Bond Fund, Virtus Multi- Sector Short Term Bond Fund, Virtus Real Estate Securities Fund and Virtus Senior Floating Rate Fund only). Class R6 Shares are available only to employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, where the employer, administrator, sponsor or related person has entered into an agreement with the fund’s Transfer Agent to make Class R6 Shares available to plan participants where plan level or omnibus accounts are held on the books of the fund. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs and are not available through retail, advisory fee-based wrap platforms. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.
Class T Shares (Virtus Multi-Sector Short Term Bond Fund only). If you purchase Class T Shares, you will not pay a sales charge at the time of purchase. If you sell your Class T Shares within the first year after they are purchased, you will pay a sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares” below.) Class T Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class B Shares. Class T Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class T Shares continue for the life of the account.
Initial Sales Charge Alternative—Class A Shares. The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase.(See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter, VP Distributors, LLC (“VP Distributors” or the “Distributor”).
Sales Charge you may pay to purchase Class A Shares
Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.75	1.78
$250,000 or more	None	None
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Virtus CA Tax-Exempt Bond Fund, Virtus Senior Floating Rate Fund and Virtus Tax-Exempt Bond Fund
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	2.75%	2.83%
$50,000 but under $100,000	2.25	2.30
$100,000 but under $250,000	1.75	1.78
$250,000 but under $500,000	1.25	1.27
$500,000 but under $1,000,000	1.00	1.00
$1,000,000 or more	None	None
Virtus Bond Fund, Virtus Emerging Markets Debt Fund, Virtus High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	3.75%	3.90%
$50,000 but under $100,000	3.50	3.63
$100,000 but under $250,000	3.25	3.36
$250,000 but under $500,000	2.25	2.30
$500,000 but under $1,000,000	1.75	1.78
$1,000,000 or more	None	None
All Other Funds
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None
Class A Sales Charge Reductions and Waivers
Investors may qualify for reduced or no initial (front-end) sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Gifting of Shares, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A Share redemptions.
Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you
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indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.
Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Gifting of Shares. If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.
Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, a subadviser or the Distributor and corporate affiliates of the adviser, a subadviser or the Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the SAI for more information about qualifying for purchases of Class A Shares at NAV.
Contingent Deferred Sales Charge you may pay on Class A Shares
Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares. For Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For Virtus fixed income funds and Virtus Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The 12- or 18-month period, as applicable, begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.
Deferred Sales Charge Alternative—Class B Shares, Class C Shares and Class T Shares
Class B Shares, Class C Shares and Class T Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. Class C Shares of the Virtus Multi-Sector Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month. For Class C Shares and Class T Shares, the date of purchase will be used to calculate the number of shares owned and time period held.
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Deferred Sales Charge you may pay to sell Class B Shares
Virtus Multi-Sector Short Term Bond Fund Only
Year	1	2	3	4+
CDSC	2%	1.5%	1%	0%
All Other Funds that previously offered Class B Shares
Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%
Deferred Sales Charge you may pay to sell Class C Shares
Year	1	2+
CDSC	1%	0%
You will not pay any deferred sales charge to sell Class C Shares of the Virtus Multi-Sector Short Term Bond Fund.
Deferred Sales charge you may pay to sell Class T Shares
Virtus Multi-Sector Short Term Bond Fund only
Year	1	2+
CDSC	1%	0%
Class A and Class C Shares—Waiver of Deferred Sales Charges
The CDSC is waived on the redemption (sale) of Class A and Class C Shares under certain limited circumstances, such as a redemption
(a)
occurring within one year of the death of a shareholder, beneficiary of a custodial account or grantor of a trust account

(b)
within one year of disability of a shareholder

(c)
as a mandatory distribution under certain qualified retirement plans

(d)
by 401(k) plans meeting certain criteria

(e)
based on the exercise of exchange privileges among Virtus Mutual Funds

(f)
based on any direct rollover transfer of shares meeting certain criteria

(g)
based on the systematic withdrawal program, subject to certain restrictions.

Please refer to the SAI (see "Waiver of Deferred Sales Charges") for additional detail about each of these waiver provisions.
Compensation to Dealers
Class A Shares, Class B Shares, Class C Shares and Class I Shares Only
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.
Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 or more	None	None	None
Virtus CA Tax-Exempt Bond Fund, Virtus Senior Floating Rate Fund and Virtus Tax-Exempt Bond Fund
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%
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Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 but under $500,000	1.25	1.27	1.00
$500,000 but under $1,000,000	1.00	1.01	1.00
$1,000,000 or more	None	None	None
Virtus Bond Fund, Virtus Emerging Markets Debt Fund, Virtus High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%
$50,000 but under $100,000	3.50	3.63	3.00
$100,000 but under $250,000	3.25	3.36	2.75
$250,000 but under $500,000	2.25	2.30	2.00
$500,000 but under $1,000,000	1.75	1.78	1.50
$1,000,000 or more	None	None	None
All Other Funds
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None
With respect to Class C Shares and Class T Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers (0% for Virtus Multi-Sector Short Term Bond Fund) and Class T Shares (Virtus Multi-Sector Short Term Bond Fund only). Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor or the funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of these funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the funds for providing certain recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $250,000 to $3,000,000 and 0.25% on amounts greater than
Virtus Mutual Funds225

$3,000,000. For all other Virtus fixed income funds and Virtus Sector Trend Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of  $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments. For Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For all Virtus fixed income funds and Virtus Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 12- or 18-month period, as applicable, begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time. Dealers must have an aggregate value of  $50,000 or more per Fund CUSIP to qualify for payment. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.
Class R6 Shares Only
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
226Virtus Mutual Funds

Your Account

Opening an Account
Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class T Shares Only
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.
The funds have established the following preferred methods of payment for fund shares:
•
Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•
Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•
Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds; however, the funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.
Step 1.
Your first choice will be the initial amount you intend to invest in each fund.
Minimum initial investments applicable to Class A, Class C and Class T Shares:
•
$100 for individual retirement accounts (“IRAs”), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional detail.)

•
There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account. Additionally, shareholders who own Class B Shares of a fund may purchase Class A Shares, Class C Shares or Class T shares of the same fund without regard to the minimum initial investment requirements.

•
$2,500 for all other accounts.

Minimum additional investments applicable to Class A, Class C and Class T Shares:
•
$100 for any account.

•
There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into another account.

Minimum initial investments applicable to Class I Shares:
•
$100,000 for any account for qualified investors. (Call Virtus Fund Services at 800-243-1574 for additional detail.)

There is no minimum additional investment requirement applicable to Class I Shares.
Step 2.
Your second choice will be what class of shares to buy. Each share class, except Class I Shares and Class R6 Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share
Virtus Mutual Funds227

class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.
Step 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:
•
Receive both dividends and capital gain distributions in additional shares;

•
Receive dividends in additional shares and capital gain distributions in cash;

•
Receive dividends in cash and capital gain distributions in additional shares; or

•
Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.
Class R6 Shares Only
If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to open an account and buy Class R6 Shares.
All Share Classes
The funds reserve the right to refuse any purchase order for any reason. The fund will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days.
How to Buy Shares

Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class T Shares Only
To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a new account application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a new account application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
Class R6 Shares Only
If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to buy Class R6 Shares.
All Share Classes
The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the funds’ Transfer Agent or an authorized agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the fund's Transfer Agent or an authorized agent, each in legible form.
Each fund reserves the right to refuse any order that may disrupt the efficient management of that fund.
228Virtus Mutual Funds

How to Sell Shares

Class A Shares, Class B Shares, Class C Shares and Class I Shares Only
To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
By check (certain fixed income funds only)	If you selected the checkwriting feature, you may write checks for amounts of $250 or more. Checks may not be used to close accounts. Please call us at 800-243-1574 for a listing of funds offering this feature.
Class R6 Shares Only
If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to sell Class R6 Shares.
All Share Classes
You have the right to have the funds buy back shares at the NAV next determined after receipt of a redemption request in good order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share or Class T Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.
Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the funds.
Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class T Shares
Redemption requests will not be honored until all required documents, in proper form, have been received. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at 800-243-1574.
Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor.
As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the funds’ Transfer Agent at 800-243-1574.
Virtus Mutual Funds229

Redemptions by Mail
➔ If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:
Send a clear letter of instruction if both of these apply:
•
The proceeds do not exceed $50,000.

•
The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:
•
You are selling more than $50,000 worth of shares.

•
The name or address on the account has changed within the last 30 days.

•
You want the proceeds to go to a different name or address than on the account.

➔ If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at 800-243-1574.
The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
Selling Shares by Telephone
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.
The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.
The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)
During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.
Class R6 Shares Only
If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to know when selling Class R6 Shares.
All Share Classes
Payment of Redemptions In Kind
Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Investors who are paid redemption proceeds in kind will receive a pro rata share of the fund’s portfolio, which may include illiquid securities. Any securities received remain at market risk until sold. Brokerage commissions and capital gains may be incurred when converting securities received into cash. On any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all.
230Virtus Mutual Funds

Account Policies

Account Reinstatement Privilege
Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call Virtus Mutual Fund Services at 800-243-1574 for more information.
Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.
Annual Fee on Small Accounts
To help offset the costs associated with maintaining small accounts, the funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.
The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.
Redemption of Small Accounts
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.
Distributions of Small Amounts
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.
Uncashed Checks
If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.
If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.
Inactive Accounts
As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, Virtus may be required to transfer the assets to your state under the state's abandoned property law.
Exchange Privileges
You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor; by calling 800-243-4361; or on the Internet at virtus.com.
•
You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•
Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074).

Virtus Mutual Funds231

•
The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).

•
The exchange of shares of one fund for shares of a different fund is treated as a sale of the original fund's shares and any gain on the transaction may be subject to federal income tax.

•
In certain circumstances, a fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund, Distributor or Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund, the Distributor or the Transfer Agent and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Disruptive Trading and Market Timing
These funds are not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.
Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:
•
dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•
an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing a fund to maintain a higher level of cash than would otherwise be the case, or causing a fund to liquidate investments prematurely; and

•
reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of certain funds (or the underlying funds as applicable), may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.
In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board of Trustees has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.
Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and
232Virtus Mutual Funds

transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that management believes, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding excessive trading activity. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.
Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.
The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.
The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.
Retirement Plans
Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.
Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (Complete the “Systematic Purchase” section on the application and include a voided check.)
Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (Complete the “Systematic Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (800-243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of
Virtus Mutual Funds233

the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.
Disclosure of Fund Portfolio Holdings. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the SAI.
Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.
Fund	Dividend Paid
Virtus Alternatives Diversifier Fund	Semiannually
Virtus Bond Fund	Monthly (Declared Daily)
Virtus CA Tax-Exempt Bond Fund	Monthly (Declared Daily)
Virtus Emerging Markets Debt Fund	Monthly (Declared Daily)
Virtus Emerging Markets Equity Income Fund	Semiannually
Virtus Emerging Markets Opportunities Fund	Semiannually
Virtus Emerging Markets Small-Cap Fund	Semiannually
Virtus Equity Trend Fund	Semiannually
Virtus Essential Resources Fund	Semiannually
Virtus Foreign Opportunities Fund	Semiannually
Virtus Global Equity Trend Fund	Semiannually
Virtus Global Infrastructure Fund	Quarterly
Virtus Global Opportunities Fund	Semiannually
Virtus Global Real Estate Securities Fund	Semiannually
Virtus Greater European Opportunities Fund	Semiannually
Virtus Herzfeld Fund	Quarterly
Virtus High Yield Fund	Monthly (Declared Daily)
Virtus International Equity Fund	Semiannually
Virtus International Real Estate Securities Fund	Semiannually
Virtus International Small-Cap Fund	Semiannually
Virtus International Wealth Masters Fund	Semiannually
Virtus Low Duration Income Fund	Monthly (Declared Daily)
Virtus Low Volatility Fund	Semiannually
Virtus Multi-Asset Trend Fund	Semiannually
Virtus Multi-Sector Intermediate Bond Fund	Monthly (Declared Daily)
Virtus Multi-Sector Short Term Bond Fund	Monthly (Declared Daily)
Virtus Real Estate Securities Fund	Quarterly
Virtus Sector Trend Fund	Semiannually
Virtus Senior Floating Rate Fund	Monthly (Declared Daily)
Virtus Tax-Exempt Bond Fund	Monthly
234Virtus Mutual Funds

Fund	Dividend Paid
Virtus Wealth Masters Fund	Semiannually
Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, which are distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. For Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund, the use of a fund of funds structure may affect the amount, timing and character of distributions to shareholders.
With respect to Virtus CA Tax-Exempt Bond Fund and Virtus Tax-Exempt Bond Fund, distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from federal income tax. Such net investment income attributable to “private activity” bonds may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. These funds may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.
Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.
The Virtus Senior Floating Rate Fund seeks to maintain a target rate of distribution for each month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. If, for any fiscal year, the total distributions exceed net investment income and realized net capital gains, the excess, distributed from the fund’s assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses). The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.
Virtus Mutual Funds235

Financial Highlights

These tables are intended to help you understand each fund’s financial performance for the past five years or since inception. Some of this information reflects financial information for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm. PricewaterhouseCoopers LLP's report, together with each fund’s financial statements, is included in the funds’ most recent Annual Report, which is available upon request.
For EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund, the tables present performance of the respective Predecessor Fund and for the Successor Fund for its most recent fiscal period.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Affiliated Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Alternatives Diversifier Fund
Class A
10/1/15 to 9/30/16	$9.99	0.08	0.31	0.58	0.97	(0.07)	—	(0.07)	0.90	$10.89	9.74%	$19,171	0.74%(11)(15)	0.74%	0.80%	56%
10/1/14 to 9/30/15	11.31	0.19	0.09	(1.39)	(1.11)	(0.21)	—	(0.21)	(1.32)	9.99	(10.02)	25,377	0.64	0.64	1.77	46
10/1/13 to 9/30/14	10.97	0.15	0.07	0.25	0.47	(0.13)	—	(0.13)	0.34	11.31	4.28	39,076	0.65	0.65	1.32	27
10/1/12 to 9/30/13	11.10	0.21	—	(0.13)	0.08	(0.21)	—	(0.21)	(0.13)	10.97	0.73	51,339	0.58(7)	0.63	1.93	24
10/1/11 to 9/30/12	9.68	0.10	—	1.38	1.48	(0.06)	—	(0.06)	1.42	11.10	15.37	65,463	0.45	0.65	0.95	29

Class C
10/1/15 to 9/30/16	$9.90	—(5)	0.31	0.56	0.87	(0.04)	—	(0.04)	0.83	$10.73	8.86%	$19,611	1.49%(11)(15)	1.49%	0.04%	56%
10/1/14 to 9/30/15	11.21	0.11	0.09	(1.39)	(1.19)	(0.12)	—	(0.12)	(1.31)	9.90	(10.66)	25,637	1.39	1.39	1.02	46
10/1/13 to 9/30/14	10.83	0.07	0.07	0.25	0.39	(0.01)	—	(0.01)	0.38	11.21	3.47	38,005	1.40	1.40	0.58	27
10/1/12 to 9/30/13	10.93	0.13	—	(0.13)	—	(0.10)	—	(0.10)	(0.10)	10.83	(0.05)	44,850	1.33(7)	1.38	1.22	24
10/1/11 to 9/30/12	9.55	0.02	—	1.36	1.38	—	—	—	1.38	10.93	14.45	57,336	1.20	1.40	0.20	29

Class I
10/1/15 to 9/30/16	$9.98	0.11	0.31	0.56	0.98	(0.07)	—	(0.07)	0.91	$10.89	9.94%	$19,777	0.49%(11)(15)	0.49%	1.04%	56%
10/1/14 to 9/30/15	11.30	0.22	0.09	(1.39)	(1.08)	(0.24)	—	(0.24)	(1.32)	9.98	(9.77)	30,543	0.39	0.39	1.99	46
10/1/13 to 9/30/14	10.98	0.18	0.08	0.24	0.50	(0.18)	—	(0.18)	0.32	11.30	4.52	47,949	0.40	0.40	1.56	27
10/1/12 to 9/30/13	11.12	0.16	—	(0.05)	0.11	(0.25)	—	(0.25)	(0.14)	10.98	1.00	111,396	0.36(7)	0.38	1.48	24
10/1/11 to 9/30/12	9.70	0.13	—	1.38	1.51	(0.09)	—	(0.09)	1.42	11.12	15.63	37,590	0.20	0.40	1.21	29

236Virtus Mutual Funds
Virtus Mutual Funds237

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Bond Fund
Class A
10/1/15 to 9/30/16	$11.02	0.36	(0.33)	0.69	(0.33)	—	—	(0.33)	—(5)	0.36	$11.38	6.38%(13)	$44,136	0.86%(11)(15)	1.18%	3.28%	64%
10/1/14 to 9/30/15	11.43	0.40	(0.43)	(0.03)	(0.32)	—	(0.06)	(0.38)	—	(0.41)	11.02	(0.26)	48,064	0.85	1.12	3.55	64
10/1/13 to 9/30/14	11.21	0.47	0.22	0.69	(0.47)	—	—	(0.47)	—	0.22	11.43	6.18	53,603	0.85	1.10	4.08	38
10/1/12 to 9/30/13	11.61	0.43	(0.41)	0.02	(0.42)	—	—	(0.42)	—	(0.40)	11.21	0.17	57,286	0.85	1.07	3.75	107
10/1/11 to 9/30/12	10.96	0.35	0.67	1.02	(0.37)	—	—	(0.37)	—	0.65	11.61	9.34	67,804	0.85	1.02	3.12	210

Class B
10/1/15 to 9/30/16	$10.74	0.27	0.31	0.58	(0.25)	—	—	(0.25)	—(5)	0.33	$11.07	5.47%(13)	$74	1.61%(11)(15)	1.92%	2.54%	64%
10/1/14 to 9/30/15	11.14	0.31	(0.41)	(0.10)	(0.24)	—	(0.06)	(0.30)	—	(0.40)	10.74	(0.91)	126	1.60	1.86	2.82	64
10/1/13 to 9/30/14	10.95	0.37	0.20	0.57	(0.38)	—	—	(0.38)	—	0.19	11.14	5.27	233	1.60	1.84	3.34	38
10/1/12 to 9/30/13	11.34	0.33	(0.38)	(0.05)	(0.34)	—	—	(0.34)	—	(0.39)	10.95	(0.50)	401	1.60	1.82	2.95	107
10/1/11 to 9/30/12	10.71	0.27	0.64	0.91	(0.28)	—	—	(0.28)	—	0.63	11.34	8.48	727	1.60	1.77	2.43	210

Class C
10/1/15 to 9/30/16	$10.78	0.27	0.32	0.59	(0.25)	—	—	(0.25)	—(5)	0.34	$11.12	5.54%(13)	$9,409	1.61%(11)(15)	1.93%	2.52%	64%
10/1/14 to 9/30/15	11.19	0.30	(0.41)	(0.11)	(0.24)	—	(0.06)	(0.30)	—	(0.41)	10.78	(1.00)	8,853	1.60	1.87	2.74	64
10/1/13 to 9/30/14	0.99	0.37	0.21	0.58	(0.38)	—	—	(0.38)	—	0.20	11.19	5.34	6,315	1.60	1.85	3.33	38
10/1/12 to 9/30/13	11.38	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	—	(0.39)	10.99	(0.51)	6,825	1.60	1.82	2.99	107
10/1/11 to 9/30/12	10.75	0.26	0.65	0.91	(0.28)	—	—	(0.28)	—	0.63	11.38	8.55	8,756	1.60	1.77	2.36	210

Class I
10/1/15 to 9/30/16	$11.19	0.40	0.33	0.73	(0.36)	—	—	(0.36)	—(5)	0.37	$11.56	6.63%(13)	$24,236	0.61%(11)(15)	0.93%	3.51%	64%
10/1/14 to 9/30/15	11.59	0.43	(0.42)	0.01	(0.35)	—	(0.06)	(0.41)	—	(0.40)	11.19	0.08%	17,456	0.60	0.87	3.78	64
10/1/13 to 9/30/14	11.37	0.50	0.21	0.71	(0.49)	—	—	(0.49)	—	0.22	11.59	6.35	16,468	0.60	0.85	4.33	38
10/1/12 to 9/30/13	11.76	0.47	(0.41)	0.06	(0.45)	—	—	(0.45)	—	(0.39)	11.37	0.49	22,037	0.60	0.82	3.98	107
10/1/11 to 9/30/12	11.10	0.39	0.66	1.05	(0.39)	—	—	(0.39)	—	0.66	11.76	9.64	29,527	0.60	0.77	3.39	210

Virtus Mutual Funds239
238Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
CA Tax-Exempt Bond Fund
Class A
10/1/15 to 9/30/16	$12.14	0.37	0.29	0.66	(0.36)	(0.27)	—	(0.63)	0.03	$12.17	5.56%	$19,464	0.86%(15)	1.22%	3.03%	21%
10/1/14 to 9/30/15	12.51	0.39	0.03	0.42	(0.40)	(0.39)	—	(0.79)	(0.37)	12.14	3.44	19,978	0.85	1.18	3.16	24
10/1/13 to 9/30/14	12.10	0.43	0.64	1.07	(0.42)	(0.24)	—	(0.66)	0.41	12.51	9.16	21,729	0.85	1.11	3.49	7
10/1/12 to 9/30/13	12.96	0.43	(0.68)	(0.25)	(0.43)	(0.18)	—	(0.61)	(0.86)	12.10	(2.12)	22,612	0.85	1.04	3.39	22
10/1/11 to 9/30/12	12.30	0.46	0.68	1.14	(0.48)	—	—	(0.48)	0.66	12.96	9.40	28,803	0.85	1.04	3.65	16

Class I
10/1/15 to 9/30/16	$12.12	0.40	0.29	0.69	(0.39)	(0.27)	—	(0.66)	0.03	$12.15	5.83%	$11,649	0.61%(15)	0.97%	3.28%	21%
10/1/14 to 9/30/15	12.49	0.42	0.03	0.45	(0.43)	(0.39)	—	(0.82)	(0.37)	12.12	3.71	11,059	0.60	0.93	3.41	24
10/1/13 to 9/30/14	12.09	0.45	0.64	1.09	(0.45)	(0.24)	—	(0.69)	0.40	12.49	9.36	11,453	0.60	0.83	3.74	7
10/1/12 to 9/30/13	12.95	0.46	(0.68)	(0.22)	(0.46)	(0.18)	—	(0.64)	(0.86)	12.09	(1.88)	26,026	0.60	0.79	3.65	22
10/1/11 to 9/30/12	12.29	0.49	0.68	1.17	(0.51)	—	—	(0.51)	0.66	12.95	9.68	28,639	0.60	0.79	3.90	16

Emerging Markets Debt Fund
Class A
10/1/15 to 9/30/16	$8.54	0.44	0.86	1.30	(0.39)	—	—	(0.39)	0.91	$9.45	15.58%	$864	1.35%(11)	1.54%	4.95%	49%
10/1/14 to 9/30/15	9.69	0.44	(1.18)	(0.74)	(0.33)	—	(0.08)	(0.41)	(1.15)	8.54	(7.85)	718	1.35	1.48	4.80	47
10/1/13 to 9/30/14	9.43	0.47	0.26	0.73	(0.46)	—	(0.01)	(0.47)	0.26	9.69	7.83	982	1.35	1.52	4.88	39
10/1/12 to 9/30/13	10.09	0.48	(0.64)	(0.16)	(0.48)	(0.02)	—	(0.50)	(0.66)	9.43	(1.94)	3,200	1.35	1.55	4.92	60
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	—	0.09	10.09	0.90(4)	101	1.35(3)	3.49(3)	3.35(3)	13(4)

Class C
10/1/15 to 9/30/16	$8.54	0.37	0.85	1.22	(0.32)	—	—	(0.32)	0.90	$9.44	14.60%	$377	2.10%(11)	2.28%	4.20%	49%
10/1/14 to 9/30/15	9.68	0.37	(1.17)	(0.80)	(0.26)	—	(0.08)	(0.34)	(1.14)	8.54	(8.44)	565	2.10	2.23	4.06	47
10/1/13 to 9/30/14	9.42	0.40	0.25	0.65	(0.38)	—	(0.01)	(0.39)	0.26	9.68	7.03	788	2.10	2.21	4.08	39
10/1/12 to 9/30/13	10.09	0.41	(0.66)	(0.25)	(0.40)	(0.02)	—	(0.42)	(0.67)	9.42	(2.68)	374	2.10	2.32	4.11	60
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	—	0.09	10.09	0.90(4)	110	2.10(3)	4.26(3)	2.63(3)	13(4)

Class I
10/1/15 to 9/30/16	$8.54	0.46	0.86	1.32	(0.41)	—	—	(0.41)	0.91	$9.45	15.88%	$29,203	1.10%(11)	1.29%	5.21%	49%
10/1/14 to 9/30/15	9.68	0.46	(1.17)	(0.71)	(0.35)	—	(0.08)	(0.43)	(1.14)	8.54	(7.52)	25,293	1.10	1.23	5.05	47
10/1/13 to 9/30/14	9.42	0.49	0.26	0.75	(0.48)	—	(0.01)	(0.49)	0.26	9.68	8.11	31,452	1.10	1.23	5.09	39
10/1/12 to 9/30/13	10.10	0.50	(0.66)	(0.16)	(0.50)	(0.02)	—	(0.52)	(0.68)	9.42	(1.80)	24,686	1.10	1.33	4.99	60
9/5/12(6) to 9/30/12	10.00	0.02	0.08	0.10	—	—	—	—	0.10	10.10	1.00(4)	25,036	1.10(3)	3.24(3)	3.61(3)	13(4)

Virtus Mutual Funds241
240Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Income Fund
Class A
10/1/15 to 9/30/16	$8.30	0.16	0.84	1.00	(0.27)	—	(0.27)	0.73	$9.03	12.42%	$870	1.76%(11)(15)	2.17%	1.95%	74%
10/1/14 to 9/30/15	10.54	0.20	(2.18)	(1.98)	(0.21)	(0.05)	(0.26)	(2.24)	8.30	(19.13)	727	1.75	1.76	2.04	72
10/1/13 to 9/30/14	10.57	0.21	(0.05)	0.16	(0.19)	—	(0.19)	(0.03)	10.54	1.54	1,210	1.75	1.95	1.96	72
10/1/12 to 9/30/13	0.59	0.31	(0.07)	0.24	(0.07)	(0.19)	(0.26)	(0.02)	10.57	2.19	830	1.75	2.90	3.00	100
9/5/12(6) to 9/30/12	10.00	(0.01)	0.60	0.59	—	—	—	0.59	10.59	5.90(4)	106	1.75(3)	10.28(3)	(0.78)(3)	37(4)

Class C
10/1/15 to 9/30/16	$8.26	0.10	0.83	0.93	(0.21)	—	(0.21)	0.72	$8.98	11.54%	$638	2.51%(11)(15)	2.90%	1.18%	74%
10/1/14 to 9/30/15	10.50	0.14	(2.19)	(2.05)	(0.14)	(0.05)	(0.19)	(2.24)	8.26	(19.78)	638	2.50	2.52	1.42	72
10/1/13 to 9/30/14	10.54	0.15	(0.07)	0.08	(0.12)	—	(0.12)	(0.04)	10.50	0.80	$799	2.50	2.65	1.39	72
10/1/12 to 9/30/13	10.58	0.20	(0.03)	0.17	(0.02)	(0.19)	(0.21)	(0.04)	10.54	1.48	417	2.50	3.77	1.89	100
9/5/12(6) to 9/30/12	10.00	(0.01)	0.59	0.58	—	—	—	0.58	10.58	5.80(4)	106	2.50(3)	11.03(3)	(1.54)(3)	37(4)

Class I
10/1/15 to 9/30/16	$8.31	0.16	0.86	1.02	(0.29)	—	(0.29)	0.73	$9.04	12.69%	$29,608	1.51%(11)(15)	1.88%	1.90%	74%
10/1/14 to 9/30/15	10.56	0.21	(2.17)	(1.96)	(0.24)	(0.05)	(0.29)	(2.25)	8.31	(18.95)	42,096	1.50	1.51	2.14	72
10/1/13 to 9/30/14	10.58	0.27	(0.08)	0.19	(0.21)	—	(0.21)	(0.02)	10.56	1.87	80,745	1.50	1.51	2.60	72
10/1/12 to 9/30/13	10.59	0.27	(0.01)	0.26	(0.08)	(0.19)	(0.27)	(0.01)	10.58	2.39	8,655	1.50	2.87	2.56	100
9/5/12(6) to 9/30/12	10.00	—(5)	0.59	0.59	—	—	—	0.59	10.59	5.90(4)	5,082	1.50(3)	10.03(3)	(0.54)(3)	37(4)

Virtus Mutual Funds243
242Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Operating Expenses to Average Net Assets(8)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Opportunities Fund
Class A
1/1/16 to 9/30/16(14)	$8.68	0.03	1.19	1.22	—	—	—	1.22	$9.90	14.06%(4)	$1,082,242	1.59%(3)(15)	1.60%(3)	0.40%(3)	25%(4)
1/1/15 to 12/31/15	9.58	0.07	(0.91)	(0.84)	(0.06)	—	(0.06)	(0.90)	8.68	(8.77)	745,947	1.56	1.56(11)	0.73	27
1/1/14 to 12/31/14	9.26	0.07	0.42	0.49	(0.06)	(0.11)	(0.17)	0.32	9.58	5.23	770,941	1.55	1.55	0.71	28
1/1/13 to 12/31/13	10.00	0.08	(0.74)	(0.66)	(0.08)	—(5)	(0.08)	(0.74)	9.26	(6.58)	1,097,753	1.58	1.58	0.79	31
1/1/12 to 12/31/12	8.44	0.07	1.57	1.64	(0.05)	(0.03)	(0.08)	1.56	10.00	19.62	1,208,195	1.60	1.60	0.78	28
1/1/11 to 12/31/11	8.83	0.09	(0.37)	(0.28)	(0.04)	(0.07)	(0.11)	(0.39)	8.44	(3.13)	474,368	1.61	1.61	1.09	29

Class C
1/1/16 to 9/30/16(14)	$8.49	(0.02)	1.16	1.14	—	—	—	1.14	$9.63	13.56%(4)	$222,221	2.34%(3)(15)	2.35%(3)	(0.31)%(3)	25%(4)
1/1/15 to 12/31/15	9.37	—	(0.88)	(0.88)	—	—	—	(0.88)	8.49	(9.50)	223,303	2.31	2.31(11)	(0.01)	27
1/1/14 to 12/31/14	9.08	(0.01)	0.42	0.41	(0.01)	(0.11)	(0.12)	0.29	9.37	4.40	228,652	2.30	2.30	(0.13)	28
1/1/13 to 12/31/13	9.82	0.01	(0.72)	(0.71)	(0.03)	—(5)	(0.03)	(0.74)	9.08	(7.21)	217,034	2.33	2.33	0.07	31
1/1/12 to 12/31/12	8.31	—(5)	1.56	1.56	(0.02)	(0.03)	(0.05)	1.51	9.82	18.66	203,974	2.35	2.35	0.01	28
1/1/11 to 12/31/11	8.72	0.03	(0.37)	(0.34)	—(5)	(0.07)	0.07)	(0.41)	8.31	(3.77)	70,198	2.36	2.36	0.36	29

Class I
1/1/16 to 9/30/16(14)	$8.96	0.04	1.24	1.28	—	—	—	1.28	$10.24	14.29%(4)	$6,214,272	1.33%(3)(15)	1.34(3)	0.64(3)	25%(4)
1/1/15 to 12/31/15	9.89	0.10	(0.95)	(0.85)	(0.08)	—	(0.08)	(0.93)	8.96	(8.55)	8,726,303	1.31	1.32(11)	0.99	27
1/1/14 to 12/31/14	9.55	0.09	0.45	0.54	(0.09)	(0.11)	(0.20)	0.34	9.89	5.54	7,572,633	1.30	1.35	0.85	28
1/1/13 to 12/31/13	10.31	0.11	(0.76)	(0.65)	(0.11)	—(5)	(0.11)	(0.76)	9.55	(6.32)	6,357,443	1.33	1.38	1.06	31
1/1/12 to 12/31/12	8.70	0.10	1.62	1.72	(0.08)	(0.03)	(0.11)	1.61	10.31	19.88	5,352,379	1.35	1.40	0.99	28
1/1/11 to 12/31/11	9.10	0.12	(0.38)	(0.26)	(0.07)	(0.07)	(0.14)	(0.40)	8.70	(2.92)	2,082,147	1.36	1.41	1.34	29

Class R6
1/1/16 to 9/30/16(14)	$8.96	0.05	1.24	1.29	—	—	—	1.29	$10.25	14.40%(4)	$45,197	1.21%(3)(15)	1.22%(3)	0.72%(3)	25%(4)
1/1/15 to 12/31/15	$9.89	0.08	(0.91)	(0.83)	(0.10)	—	(0.10)	(0.93)	$8.96	(8.44)%	$34,379	1.21	1.21%(11)	0.90%	27%
11/12/14(6) to 12/31/14	10.42	(0.01)	(0.45)	(0.46)	(0.06)	(0.01)	(0.07)	(0.53)	9.89	(4.60)(4)	95	1.24(3)	1.24(3)	(0.41)(3)	28(4)(12)

Virtus Mutual Funds245
244Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Small-Cap Fund
Class A
10/1/15 to 9/30/16	$7.85	0.18	1.41	1.59	(0.15)	—	(0.15)	1.44	$9.29	20.66%	$382	1.86%(11)(15)	3.77%	2.18%	34%
10/1/14 to 9/30/15	10.32	0.16	(2.28)	(2.12)	(0.12)	(0.23)	(0.35)	(2.47)	7.85	(21.20)	332	1.85	3.62	1.73	35
12/17/13(6) to 9/30/14	10.00	0.18	0.16	0.34	(0.02)	—	(0.02)	0.32	10.32	3.45(4)	217	1.85(3)	4.82(3)	2.25(3)	44(4)

Class C
10/1/15 to 9/30/16	$7.80	0.12	1.41	1.53	(0.02)	—	(0.02)	1.51	$9.31	19.62%	$117	2.61%(11)(15)	4.51%	1.39%	34%
10/1/14 to 9/30/15	10.26	0.07	(2.24)	(2.17)	(0.06)	(0.23)	(0.29)	(2.46)	7.80	(21.68)	128	2.60	4.34	0.76	35
12/17/13(6) to 9/30/14	10.00	0.12	0.16	0.28	(0.02)	—	(0.02)	0.26	10.26	2.82(4)	159	2.60(3)	5.59(3)	1.54(3)	44(4)

Class I
10/1/15 to 9/30/16	$7.88	0.20	1.41	1.61	(0.18)	—	(0.18)	1.43	$9.31	20.82%	$4,420	1.61%(11)(15)	3.53%	2.44%	34%
10/1/14 to 9/30/15	10.34	0.18	(2.28)	(2.10)	(0.13)	(0.23)	(0.36)	(2.46)	7.88	(20.96)	3,871	1.60	3.35	1.87	35
12/17/13(6) to 9/30/14	10.00	0.20	0.17	0.37	(0.03)	—	(0.03)	0.34	10.34	3.66(4)	3,480	1.60(3)	4.6%(3)	2.50(3)	44(4)

Equity Trend Fund
Class A
10/1/15 to 9/30/16	$12.14	(0.01)	0.10	0.09	—	—	—	0.09	$12.23	0.74%	$245,109	1.50%(7)(15)	1.58%	(0.05)%	229%
10/1/14 to 9/30/15	17.39	(0.03)	(1.79)	(1.82)	(0.01)	(3.42)	(3.43)	(5.25)	12.14	(12.79)	520,337	1.60(10)	1.60	(0.22)	674
10/1/13 to 9/30/14	15.52	0.06	2.29	2.35	(0.04)	(0.44)	(0.48)	1.87	17.39	15.31	2,044,955	1.61(10)	1.61	0.36	227
10/1/12 to 9/30/13	13.43	0.11	2.09	2.20	(0.11)	—	(0.11)	2.09	15.52	16.50	1,937,456	1.62(10)	1.62	0.75	140
10/1/11 to 9/30/12	11.69	0.10	1.73	1.83	(0.09)	—	(0.09)	1.74	13.43	15.74	1,323,109	1.64	1.64	0.80	297

Class C
10/1/15 to 9/30/16	$11.87	(0.08)	0.09	0.01	—	—	—	0.01	$11.88	0.08%	$423,675	2.16%(7)(15)	2.33%	(0.69)%	229%
10/1/14 to 9/30/15	17.16	(0.13)	(1.76)	(1.89)	—	(3.40)	(3.40)	(5.29)	11.87	(13.45)	746,390	2.36(10)	2.36	(0.97)	674
10/1/13 to 9/30/14	15.39	(0.06)	2.27	2.21	—	(0.44)	(0.44)	1.77	17.16	14.48	1,988,290	2.36(10)	2.36	(0.38)	227
10/1/12 to 9/30/13	13.34	—	2.07	2.07	(0.02)	—	(0.02)	2.05	15.39	15.55	1,307,857	2.37(10)	2.37	0.02	140
10/1/11 to 9/30/12	11.62	0.01	1.72	1.73	(0.01)	—	(0.01)	1.72	13.34	14.91	767,602	2.38	2.39	0.09	297

Class I
10/1/15 to 9/30/16	$12.19	0.02	0.10	0.12	—	—	—	0.12	$12.31	0.98%	$282,818	1.29%(7)(15)	1.33%	0.16%	229%
10/1/14 to 9/30/15	17.42	0.01	(1.80)	(1.79)	(0.02)	(3.42)	(3.44)	(5.23)	12.19	(12.57)	594,460	1.35(10)	1.35	0.04	674
10/1/13 to 9/30/14	15.54	0.10	2.30	2.40	(0.08)	(0.44)	(0.52)	1.88	17.42	15.61	3,840,271	1.36(10)	1.36	0.62	227
10/1/12 to 9/30/13	13.45	0.15	2.08	2.23	(0.14)	—	(0.14)	2.09	15.54	16.75	2,580,005	1.37(10)	1.37	1.02	140
10/1/11 to 9/30/12	11.71	0.14	1.72	1.86	(0.12)	—	(0.12)	1.74	13.45	15.98	1,479,042	1.39	1.39	1.10	297

Class R6
10/1/15 to 9/30/16	$12.20	0.06	0.08	0.14	—	—	—	0.14	$12.34	1.15%	$182	1.10%(7)(15)	1.25%	0.49%	229%
11/12/14(6) to 9/30/15	17.20	0.01	(1.57)	(1.56)	(0.02)	(3.42)	(3.44)	(5.00)	12.20	(11.39)(4)	89	1.28(3)(10)	1.28(3)	0.10(3)	674

Virtus Mutual Funds247
246Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Essential Resources Fund
Class A
10/1/15 to 9/30/16	$8.04	0.04	1.00	1.04	(0.04)	(0.01)	(0.05)	0.99	$9.03	12.93%	$169	1.67%(11)(15)	4.30%	0.51%	88%
3/24/15(6) to 9/30/15	10.00	0.03	(1.99)	(1.96)	—	—	—	(1.96)	8.04	(19.60)(4)	84	1.65(3)	6.26(3)	0.66(3)	48(4)

Class C
10/1/15 to 9/30/16	$8.01	(0.02)	0.99	0.97	—	(0.01)	(0.01)	0.96	$8.97	12.07%	$119	2.41%(11)(15)	5.12%	(0.19)%	88%
3/24/15(6) to 9/30/15	10.00	(—)(5)	(1.99)	(1.99)	—	—	—	(1.99)	8.01	(19.90)(4)	104	2.40(3)	7.26(3)	(0.10)(3)	48(4)

Class I
10/1/15 to 9/30/16	$8.05	0.07	1.00	1.07	(0.06)	(0.01)	(0.07)	1.00	$9.05	13.27%	$4,507	1.41%(11)(15)	4.14%	0.83%	88%
3/24/15(6) to 9/30/15	10.00	0.05	(2.00)	(1.95)	—	—	—	(1.95)	8.05	(19.50)(4)	$3,889	1.40(3)	5.98(3)	0.93(3)	48(4)

Foreign Opportunities Fund
Class A
10/1/15 to 9/30/16	$27.21	0.19	2.47	2.66	(0.25)	—	(0.25)	2.41	$29.62	9.77%	$367,684	1.45%(11)(15)	—	0.68%	25%
10/1/14 to 9/30/15	28.12	0.25	(0.92)	(0.67)	(0.24)	—	(0.24)	(0.91)	27.21	(2.41)	406,429	1.41	—	0.89	32
10/1/13 to 9/30/14	27.01	0.24	1.03	1.27	(0.16)	—	(0.16)	1.11	28.12	4.72	477,036	1.43	—	0.85	31
10/1/12 to 9/30/13	25.42	0.23	1.63	1.86	(0.27)	—	(0.27)	1.59	27.01	7.37	676,149	1.46	—	0.85	29
10/1/11 to 9/30/12	20.83	0.27	4.73	5.00	(0.41)	—	(0.41)	4.59	25.42	24.34	398,166	1.45	—	1.16	47

Class C
10/1/15 to 9/30/16	$26.95	(0.02)	2.42	2.40	(0.12)	—	(0.12)	2.28	$29.23	8.94%	$112,180	2.20%(11)(15)	—	(0.06)%	25%
10/1/14 to 9/30/15	27.88	0.04	(0.91)	(0.87)	(0.06)	—	(0.06)	(0.93)	26.95	(3.13)	117,568	2.17	—	0.15	32
10/1/13 to 9/30/14	26.82	0.04	1.02	1.06	—	—	—	1.06	27.88	3.95	117,906	2.18	—	0.15	31
10/1/12 to 9/30/13	25.27	0.03	1.62	1.65	(0.10)	—	(0.10)	1.55	26.82	6.56	101,655	2.21	—	0.10	29
10/1/11 to 9/30/12	20.57	0.10	4.70	4.80	(0.10)	—	(0.10)	4.70	25.27	23.43	54,634	2.20	—	0.42	47

Class I
10/1/15 to 9/30/16	$27.23	0.26	2.46	2.72	(0.32)	—	(0.32)	2.40	$29.63	10.05%	$958,835	1.20%(11)(15)	—	0.90%	25%
10/1/14 to 9/30/15	28.14	0.32	(0.91)	(0.59)	(0.32)	—	(0.32)	(0.91)	27.23	(2.16)	1,231,349	1.17	—	1.14	32
10/1/13 to 9/30/14	27.03	0.32	1.02	1.34	(0.23)	—	(0.23)	1.11	28.14	4.97	1,263,398	1.18	—	1.13	31
10/1/12 to 9/30/13	25.43	0.28	1.66	1.94	(0.34)	—	(0.34)	1.60	27.03	7.66	1,048,274	1.21	—	1.04	29
10/1/11 to 9/30/12	20.89	0.34	4.72	5.06	(0.52)	—	(0.52)	4.54	25.43	24.64	672,948	1.20	—	1.46	47

Class R6
10/1/15 to 9/30/16	$27.24	0.33	2.42	2.75	(0.36)	—	(0.36)	2.39	$29.63	10.16%	$6,587	1.10%(11)(15)	—	1.14%	25%
11/12/14(6) to 9/30/15	28.66	0.36	(1.45)	(1.09)	(0.33)	—	(0.33)	(1.42)	27.24	(3.84)(4)	4,502	1.07(3)	—	1.44(3)	32

Virtus Mutual Funds249
248Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Equity Trend Fund
Class A
10/1/15 to 9/30/16	$9.76	(0.06)	0.24	0.18	—	—	—	0.18	$9.94	1.84%	$8,351	1.77%(15)	1.79%	(0.60)%	282%
10/1/14 to 9/30/15	12.42	(0.03)	(1.48)	(1.51)	(0.07)	(1.08)	(1.15)	(2.66)	9.76	(13.21)	18,523	1.68(10)	1.68	(0.23)	614
10/1/13 to 9/30/14	11.76	0.07	0.91	0.98	(0.02)	(0.30)	(0.32)	0.66	12.42	8.43	75,879	1.66(9)	1.65	0.55	205
10/1/12 to 9/30/13	10.56	0.04	1.26	1.30	(0.06)	(0.04)	(0.10)	1.20	11.76	12.32	56,689	1.75(9)	1.71	0.33	194
10/1/11 to 9/30/12	9.42	0.08	1.12	1.20	(0.06)	—	(0.06)	1.14	10.56	12.75	27,699	1.75	1.78	0.83	258

Class C
10/1/15 to 9/30/16	$9.59	(0.13)	0.23	0.10	—	—	—	0.10	$9.69	1.04%	$11,267	2.52%(15)	2.54%	(1.35)%	282%
10/1/14 to 9/30/15	12.24	(0.09)	(1.48)	(1.57)	—	(1.08)	(1.08)	(2.65)	9.59	(13.88)	22,376	2.41(10)	2.43	(0.87)	614
10/1/13 to 9/30/14	11.64	(0.02)	0.92	0.90	—	(0.30)	(0.30)	0.60	12.24	7.69	72,013	2.37(9)	2.40	(0.17)	205
10/1/12 to 9/30/13	10.50	(0.05)	1.25	1.20	(0.02)	(0.04)	(0.06)	1.14	11.64	11.52	44,239	2.48(9)	2.46	(0.42)	194
10/1/11 to 9/30/12	9.40	—(5)	1.12	1.12	(0.02)	—	(0.02)	1.10	10.50	12.04	21,051	2.50	2.53	0.01	258

Class I
10/1/15 to 9/30/16	$9.79	(0.04)	0.25	0.21	—	—	—	0.21	$10.00	2.15%	$4,312	1.51%(15)	1.52%	(0.40)%	282%
10/1/14 to 9/30/15	12.47	—(5)	(1.50)	(1.50)	(0.10)	(1.08)	(1.18)	(2.68)	9.79	(13.06)	15,998	1.43(10)	1.43	0.01	614
10/1/13 to 9/30/14	11.80	0.10	0.92	1.02	(0.05)	(0.30)	(0.35)	0.67	12.47	8.68	99,642	1.44(9)	1.41	0.80	205
10/1/12 to 9/30/13	10.58	0.07	1.25	1.32	(0.06)	(0.04)	(0.10)	1.22	11.80	12.59	38,889	1.50(9)	1.46	0.58	194
10/1/11 to 9/30/12	9.42	0.09	1.14	1.23	(0.07)	—	(0.07)	1.16	10.58	13.15	19,112	1.50	1.52	0.90	258

Global Infrastructure Fund
Class A
10/1/15 to 9/30/16	$13.62	0.29	1.54	1.83	(0.33)	(0.90)	(1.23)	0.60	$14.22	14.79%	$51,148	$1.34(11)	1.34%	2.16%	17%
10/1/14 to 9/30/15	15.38	0.36	(1.60)	(1.24)	(0.39)	(0.13)	(0.52)	(1.76)	13.62	(8.27)	60,744	1.22	1.22	2.38	27
10/1/13 to 9/30/14	13.94	0.71	1.40	2.11	(0.67)	—	(0.67)	1.44	15.38	15.21	60,673	1.29	1.29	4.69	24
10/1/12 to 9/30/13	12.88	0.35	1.05	1.40	(0.34)	—	(0.34)	1.06	13.94	11.05	53,354	1.28	1.28	2.62	14
10/1/11 to 9/30/12	10.97	0.31	1.95	2.26	(0.35)	—	(0.35)	1.91	12.88	20.80	36,347	1.32	1.32	2.59	21

Class C
10/1/15 to 9/30/16	$13.57	0.19	1.53	1.72	(0.22)	(0.90)	(1.12)	0.60	$14.17	13.94%	$29,616	2.08%(11)	2.08%	1.42%	17%
10/1/14 to 9/30/15	15.33	0.25	(1.59)	(1.34)	(0.29)	(0.13)	(0.42)	(1.76)	13.57	(8.94)	41,039	1.97	1.97	1.66	27
10/1/13 to 9/30/14	13.90	0.58	1.41	1.99	(0.56)	—	(0.56)	1.43	15.33	14.37	26,322	2.04	2.04	3.82	24
10/1/12 to 9/30/13	12.85	0.25	1.05	1.30	(0.25)	—	(0.25)	1.05	13.90	10.23	17,969	2.03	2.03	1.85	14
10/1/11 to 9/30/12	10.95	0.23	1.93	2.16	(0.26)	—	(0.26)	1.90	12.85	19.97	9,117	2.07	2.07	1.88	21

Class I
10/1/15 to 9/30/16	$13.63	0.32	1.54	1.86	(0.36)	(0.90)	(1.26)	0.60	$14.23	15.07%	$41,056	1.08%(11)	1.08%	2.37%	17%
10/1/14 to 9/30/15	15.38	0.39	(1.58)	(1.19)	(0.43)	(0.13)	(0.56)	(1.75)	13.63	(7.98)	50,522	0.97	0.97	2.61	27
10/1/13 to 9/30/14	13.94	0.74	1.41	2.15	(0.71)	—	(0.71)	1.44	15.38	15.49	55,557	1.04	1.04	4.87	24
10/1/12 to 9/30/13	12.89	0.39	1.04	1.43	(0.38)	—	(0.38)	1.05	13.94	11.23	70,485	1.03	1.03	2.86	14
10/1/11 to 9/30/12	10.97	0.35	1.95	2.30	(0.38)	—	(0.38)	1.92	12.89	21.19	48,830	1.07	1.07	2.85	21

Virtus Mutual Funds251
250Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Opportunities Fund
Class A
10/1/15 to 9/30/16	$12.32	0.05	1.35	1.40	(0.03)	—	(0.03)	1.37	$13.69	11.38%	$105,967	1.47%(11)	1.48%	0.37%	29%
10/1/14 to 9/30/15	12.12	0.05	0.21	0.26	(0.06)	—	(0.06)	0.20	12.32	2.15	87,769	1.45	1.45	0.42	40
10/1/13 to 9/30/14	11.07	0.08	1.04	1.12	(0.07)	—	(0.07)	1.05	12.12	10.18	77,738	1.48	1.46	0.70	41
10/1/12 to 9/30/13	9.91	0.07	1.12	1.19	(0.03)	—	(0.03)	1.16	11.07	12.05	78,434	1.55	1.50	0.69	61
10/1/11 to 9/30/12	7.91	0.05	1.99	2.04	(0.04)	—	(0.04)	2.00	9.91	25.80	71,592	1.55	1.55	0.53	73

Class B
10/1/15 to 9/30/16	$10.85	(0.05)	1.20	1.15	—	—	—	1.15	$12.00	10.60%	$259	2.22%(11)	2.23%	(0.41)%	29%
10/1/14 to 9/30/15	10.73	(0.06)	0.20	0.14	(0.02)	—	(0.02)	0.12	10.85	1.33	474	2.20	2.20	(0.50)	40
10/1/13 to 9/30/14	9.81	(0.01)	0.93	0.92	—	—	—	0.92	10.73	9.38	652	2.23	2.21	(0.09)	41
10/1/12 to 9/30/13	8.82	(0.01)	1.00	0.99	—	—	—	0.99	9.81	11.22	798	2.30	2.25	(0.10)	61
10/1/11 to 9/30/12	7.06	(0.02)	1.78	1.76	—	—	—	1.76	8.82	24.93	1,048	2.30	2.30	(0.28)	73

Class C
10/1/15 to 9/30/16	$10.79	(0.04)	1.18	1.14	—	—	—	1.14	$11.93	10.57%	$23,070	2.23%(11)	2.24%	(0.34)%	29%
10/1/14 to 9/30/15	10.66	(0.01)	0.16	0.15	(0.02)	—	(0.02)	0.13	10.79	1.42	14,431	2.21	2.21	(0.13)	40
10/1/13 to 9/30/14	9.76	—(5)	0.91	0.91	(0.01)	—	(0.01)	0.90	10.66	9.32	3,455	2.23	2.21	(0.04)	41
10/1/12 to 9/30/13	8.77	—	0.99	0.99	—	—	—	0.99	9.76	11.29	2,963	2.30	2.24	(0.03)	61
10/1/11 to 9/30/12	7.02	(0.02)	1.77	1.75	—	—	—	1.75	8.77	24.93	1,700	2.30	2.30	(0.25)	73

Class I
10/1/15 to 9/30/16	$12.32	0.08	1.35	1.43	(0.06)	—	(0.06)	1.37	$13.69	11.65%	$48,155	1.23%(11)	1.23%	0.64%	29%
10/1/14 to 9/30/15	12.11	0.08	0.21	0.29	(0.08)	—	(0.08)	0.21	12.32	2.37	38,104	1.20	1.20	0.67	40
10/1/13 to 9/30/14	11.07	0.11	1.05	1.16	(0.12)	—	(0.12)	1.04	12.11	10.49	33,917	1.23	1.21	0.97	41
10/1/12 to 9/30/13	9.91	0.10	1.12	1.22	(0.06)	—	(0.06)	1.16	11.07	12.36	29,540	1.30	1.30	0.94	61
8/8/12(6) to 9/30/12	9.38	—(5)	0.53	0.53	—	—	—	0.53	9.91	5.54(4)	23,617	1.30(3)	1.30(3)	0.02(3)	73(4)

Virtus Mutual Funds253
252Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Real Estate Securities Fund
Class A
10/1/15 to 9/30/16	$26.19	0.40	3.12	3.52	(0.33)	(0.41)	(0.74)	2.78	$28.97	13.75%	$68,078	1.41%(11)(15)	1.54%	1.45%	22%
10/1/14 to 9/30/15	25.18	0.66	1.08	1.74	(0.64)	(0.09)	(0.73)	1.01	26.19	6.83	36,315	1.40	1.50	2.45	27
10/1/13 to 9/30/14	23.14	0.38	2.19	2.57	(0.36)	(0.17)	(0.53)	2.04	25.18	11.36	21,502	1.40	1.57	1.52	29
10/1/12 to 9/30/13	22.40	0.35	1.09	1.44	(0.70)	—	(0.70)	0.74	23.14	6.48	15,306	1.40	1.66	1.51	18
10/1/11 to 9/30/12	17.78	0.33	4.77	5.10	(0.11)	(0.37)	(0.48)	4.62	22.40	29.21	8,695	1.40	2.37	1.61	31

Class C
10/1/15 to 9/30/16	$25.71	0.20	3.06	3.26	(0.15)	(0.41)	(0.56)	2.70	$28.41	12.89%	$13,560	2.16%(11)(15)	2.29%	0.73%	22%
10/1/14 to 9/30/15	24.77	0.45	1.07	1.52	(0.49)	(0.09)	(0.58)	0.94	25.71	6.07	8,421	2.15	2.26	1.68	27
10/1/13 to 9/30/14	22.78	0.22	2.13	2.35	(0.19)	(0.17)	(0.36)	1.99	24.77	10.51	5,850	2.15	2.32	0.92	29
10/1/12 to 9/30/13	22.14	0.18	1.08	1.26	(0.62)	—	(0.62)	0.64	22.78	5.70	3,545	2.15	2.41	0.80	18
10/1/11 to 9/30/12	17.65	0.17	4.72	4.89	(0.03)	(0.37)	(0.40)	4.49	22.14	28.18	1,356	2.15	3.11	0.83	31

Class I
10/1/15 to 9/30/16	$26.37	0.51	3.11	3.62	(0.39)	(0.41)	(0.80)	2.82	$29.19	14.06%	$114,428	1.16%(11)(15)	1.29%	1.79%	22%
10/1/14 to 9/30/15	25.33	0.73	1.10	1.83	(0.70)	(0.09)	(0.79)	1.04	26.37	7.11	32,659	1.15	1.25	2.69	27
10/1/13 to 9/30/14	23.28	0.41	2.22	2.63	(0.41)	(0.17)	(0.58)	2.05	25.33	11.60	26,985	1.15	1.32	1.65	29
10/1/12 to 9/30/13	22.51	0.42	1.09	1.51	(0.74)	—	(0.74)	0.77	23.28	6.78	25,332	1.15	1.41	1.78	18
10/1/11 to 9/30/12	17.85	0.45	4.71	5.16	(0.13)	(0.37)	(0.50)	4.66	22.51	29.50	12,063	1.15	1.93	2.04	31

Greater European Opportunities Fund
Class A
10/1/15 to 9/30/16	$15.20	0.17	0.59	0.76	(0.10)	—	(0.10)	0.66	$15.86	4.99%	$11,364	1.46%(11)(15)	1.82%	1.06%	49%
10/1/14 to 9/30/15	15.32	0.16	0.01	0.17	(0.10)	(0.19)	(0.29)	(0.12)	15.20	1.19	13,306	1.45	1.89	1.02	35
10/1/13 to 9/30/14	15.87	0.09	(0.22)	(0.13)	(0.06)	(0.36)	(0.42)	(0.55)	15.32	(0.88)	12,703	1.45	1.91	0.54	65
10/1/12 to 9/30/13	14.20	0.13	2.09	2.22	(0.12)	(0.43)	(0.55)	1.67	15.87	15.92	13,433	1.45	2.22	0.86	75
10/1/11 to 9/30/12	11.80	0.16	2.87	3.03	(0.15)	(0.48)	(0.63)	2.40	14.20	26.75	6,513	1.45	2.82	1.26	49

Class C
10/1/15 to 9/30/16	$14.95	0.04	0.59	0.63	—	—	—	0.63	$15.58	4.21%	$2,292	2.23%(11)(15)	2.58%	0.26%	49%
10/1/14 to 9/30/15	15.08	0.05	0.01	0.06	—(5)	(0.19)	(0.19)	(0.13)	14.95	0.43	1,564	2.20	2.64	0.34	35
10/1/13 to 9/30/14	15.71	(0.02)	(0.23)	(0.25)	(0.02)	(0.36)	(0.38)	(0.63)	15.08	(1.62)	1,130	2.20	2.67	(0.12)	65
10/1/12 to 9/30/13	14.10	0.03	2.07	2.10	(0.06)	(0.43)	(0.49)	1.61	15.71	15.11	607	2.20	2.92	0.21	75
10/1/11 to 9/30/12	11.69	0.07	2.85	2.92	(0.03)	(0.48)	(0.51)	2.41	14.10	25.73	187	2.20	3.57	0.52	49

Class I
10/1/15 to 9/30/16	$15.26	0.25	0.54	0.79	(0.14)	—	(0.14)	0.65	$15.91	5.22%	$8,893	1.22%(11)(15)	1.56%	1.57%	49%
10/1/14 to 9/30/15	15.38	0.24	(0.02)	0.22	(0.15)	(0.19)	(0.34)	(0.12)	15.26	1.47	5,751	1.20	1.63	1.55	35
10/1/13 to 9/30/14	15.92	0.14	(0.24)	(0.10)	(0.08)	(0.36)	(0.44)	(0.54)	15.38	(0.64)	2,751	1.20	1.68	0.89	65
10/1/12 to 9/30/13	14.23	0.06	2.20	2.26	(0.14)	(0.43)	(0.57)	1.69	15.92	16.19	1,918	1.20	1.96	0.39	75
10/1/11 to 9/30/12	11.83	0.17	2.90	3.07	(0.19)	(0.48)	(0.67)	2.40	14.23	26.99	155	1.20	2.57	1.32	49

Virtus Mutual Funds255
254Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Herzfeld Fund
Class A
10/1/15 to 9/30/16	$9.91	0.34	1.20	1.54	(0.43)	(0.10)	(0.53)	1.01	$10.92	16.04%	$11,060	1.61%(11)(15)	1.74%	3.33%	53%
10/1/14 to 9/30/15	11.37	0.35	(1.12)	(0.77)	(0.37)	(0.32)	(0.69)	(1.46)	9.91	(7.17)	8,324	1.60	1.73	3.20	57
10/1/13 to 9/30/14	10.45	0.34	1.02	1.36	(0.36)	(0.08)	(0.44)	0.92	11.37	13.21	9,212	1.60	1.93	3.04	53
10/1/12 to 9/30/13	10.21	0.33	0.18	0.51	(0.26)	(0.01)	(0.27)	0.24	10.45	5.10	2,917	1.60	2.60	3.13	22
9/5/12(6) to 9/30/12	10.00	0.04	0.17	0.21	—	—	—	0.21	10.21	2.10(4)	105	1.60(3)	37.91(3)	5.93	3(4)

Class C
10/1/15 to 9/30/16	$9.87	0.27	1.19	1.46	(0.35)	(0.10)	(0.45)	1.01	$10.88	15.22%	$15,568	2.36%(11)(15)	2.49%	2.61%	53%
10/1/14 to 9/30/15	11.34	0.26	(1.11)	(0.85)	(0.30)	(0.32)	(0.62)	(1.47)	9.87	(7.94)	14,761	2.35	2.48	2.39	57
10/1/13 to 9/30/14	10.43	0.26	1.01	1.27	(0.28)	(0.08)	(0.36)	0.91	11.34	12.34	10,624	2.35	2.70	2.35	53
10/1/12 to 9/30/13	10.21	0.25	0.19	0.44	(0.21)	(0.01)	(0.22)	0.22	10.43	4.36	4,942	2.35	3.25	2.40	22
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10(4)	102	2.35(3)	38.62(3)	5.21	3(4)

Class I
10/1/15 to 9/30/16	$9.92	0.37	1.21	1.58	(0.46)	(0.10)	(0.56)	1.02	$10.94	16.40%	$20,511	1.36%(11)(15)	1.49%	3.59%	53%
10/1/14 to 9/30/15	11.39	0.37	(1.12)	(0.75)	(0.40)	(0.32)	(0.72)	(1.47)	9.92	(7.01)	15,148	1.35	1.47	3.39	57
10/1/13 to 9/30/14	10.46	0.38	1.01	1.39	(0.38)	(0.08)	(0.46)	0.93	11.39	13.54	3,441	1.35	1.71	3.40	53
10/1/12 to 9/30/13	10.21	0.09	0.46	0.55	(0.29)	(0.01)	(0.30)	0.25	10.46	5.41	1,765	1.35	3.71	0.86	22
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10(4)	1,017	1.35(3)	38.61(3)	4.39	3(4)

Virtus Mutual Funds257
256Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
High Yield Fund
Class A
10/1/15 to 9/30/16	$3.98	0.21	0.20	0.41	(0.21)	—(5)	0.20	$4.18	10.59%(13)	$64,338	1.15%(11)(15)	1.42%	5.15%	81%
10/1/14 to 9/30/15	4.35	0.22	(0.36)	(0.14)	(0.23)	—	(0.37)	3.98	(3.39)	60,951	1.15	1.32	5.26	94
10/1/13 to 9/30/14	4.27	0.24	0.08	0.32	(0.24)	—	0.08	4.35	7.53	71,042	1.15	1.31	5.55	82
10/1/12 to 9/30/13	4.28	0.26	(0.01)	0.25	(0.26)	—	(0.01)	4.27	5.98	80,155	1.15	1.31	6.05	100
10/1/11 to 9/30/12	3.85	0.28	0.44	0.72	(0.29)	—	0.43	4.28	19.19	98,701	1.15	1.31	6.82	92

Class B
10/1/15 to 9/30/16	$3.88	0.17	0.19	0.36	(0.18)	—(5)	0.18	$4.06	9.52%(13)	$26	1.90%(11)(15)	2.16%	4.40%	81%
10/1/14 to 9/30/15	4.24	0.19	(0.35)	(0.16)	(0.20)	—	(0.36)	3.88	(3.96)	41	1.90	2.07	4.54	94
10/1/13 to 9/30/14	4.17	0.21	0.07	0.28	(0.21)	—	0.07	4.24	6.68	106	1.90	2.07	4.80	82
10/1/12 to 9/30/13	4.19	0.23	(0.02)	0.21	(0.23)	—	(0.02)	4.17	5.06	131	1.90	2.05	5.31	100
10/1/11 to 9/30/12	3.77	0.24	0.44	0.68	(0.26)	—	0.42	4.19	18.46	307	1.90	2.06	6.07	92

Class C

10/1/15 to 9/30/16	$3.92	0.17	0.20	0.37	(0.18)	—(5)	0.19	$4.11	9.68%(13)	$4,231	1.90%(11)(15)	2.17%	4.40%	81%
10/1/14 to 9/30/15	4.28	0.19	(0.35)	(0.16)	(0.20)	—	(0.36)	3.92	(3.93)	3,705	1.90	2.07	4.52	94
10/1/13 to 9/30/14	4.21	0.21	0.07	0.28	(0.21)	—	0.07	4.28	6.60	4,038	1.90	2.07	4.79	82
10/1/12 to 9/30/13	4.23	0.23	(0.02)	0.21	(0.23)	—	(0.02)	4.21	5.00	3,302	1.90	2.06	5.31	100
10/1/11 to 9/30/12	3.80	0.25	0.44	0.69	(0.26)	—	0.43	4.23	18.59	2,944	1.90	2.07	6.07	92

Class I
10/1/15 to 9/30/16	$3.98	0.21	0.21	0.42	(0.22)	—(5)	0.20	$4.18	10.86%(13)	$7,954	0.90%(11)(15)	1.16%	5.38%	81%
10/1/14 to 9/30/15	4.35	0.23	(0.36)	(0.13)	(0.24)	—	(0.37)	3.98	(3.15)	4,625	0.90	1.07	5.53	94
10/1/13 to 9/30/14	4.27	0.26	0.07	0.33	(0.25)	—	0.08	4.35	7.80	6,120	0.90	1.07	5.80	82
10/1/12 to 9/30/13	4.28	0.27	(0.01)	0.26	(0.27)	—	(0.01)	4.27	6.25	5,812	0.90	1.05	6.37	100
8/8/12(6) to 9/30/12	4.23	0.04	0.06	0.10	(0.05)	—	0.05	4.28	2.37(4)	102	0.90(3)	1.08(3)	6.86(3)	92(4)

Virtus Mutual Funds259
258Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund
Class A
10/1/15 to 9/30/16	$9.80	0.03	0.42	0.45	(0.03)	—	(0.03)	0.42	$10.22	4.64%	$1,402	1.51%(11)(15)	3.05%	0.28%	70%
10/1/14 to 9/30/15	10.90	0.03	(1.05)	(1.02)	(0.08)	—	(0.08)	(1.10)	9.80	(9.43)	1,923	1.50	2.27	0.25	94
10/1/13 to 9/30/14	10.50	0.13	0.64	0.77	(0.24)	(0.13)	(0.37)	0.40	10.90	7.42	3,915	1.50	2.42	1.18	115
10/1/12 to 9/30/13	10.87	0.16	1.19	1.35	(0.25)	(1.47)	(1.72)	(0.37)	10.50	13.38	170	1.50	1.95	1.41	277
10/1/11 to 9/30/12	9.79	0.21	1.36	1.57	(0.30)	(0.19)	(0.49)	1.08	10.87	16.58	193	1.50	1.80	2.02	25

Class C
10/1/15 to 9/30/16	$9.60	(0.05)	0.42	0.37	—	—	—	0.37	$9.97	3.85%	$967	2.26%(11)(15)	3.76%	(0.52)%	70%
10/1/14 to 9/30/15	10.68	(0.02)	(1.05)	(1.07)	(0.01)	—	(0.01)	(1.08)	9.60	(10.01)	1,689	2.25	3.06	(0.17)	94
10/1/13 to 9/30/14	10.37	0.04	0.62	0.66	(0.22)	(0.13)	(0.35)	0.31	10.68	6.56	804	2.25	3.13	0.38	115
10/1/12 to 9/30/13	10.77	0.08	1.20	1.28	(0.21)	(1.47)	(1.68)	(0.40)	10.37	12.53	124	2.25	2.73	0.70	277
10/1/11 to 9/30/12	9.76	0.20	1.25	1.45	(0.25)	(0.19)	(0.44)	1.01	10.77	15.37	115	2.25	2.51	1.94	25

Class I
10/1/15 to 9/30/16	$9.78	0.05	0.43	0.48	(0.07)	—	(0.07)	0.41	$10.19	4.89%	$2,650	1.26%(11)(15)	2.76%	0.50%	70%
10/1/14 to 9/30/15	10.87	0.07	(1.06)	(0.99)	(0.10)	—	(0.10)	(1.09)	9.78	(9.14)	4,324	1.25	2.02	0.61	94
10/1/13 to 9/30/14	10.45	0.14	0.65	0.79	(0.24)	(0.13)	(0.37)	0.42	10.87	7.67	6,435	1.25	2.19	1.24	115
10/1/12 to 9/30/13	10.82	0.22	1.16	1.38	(0.28)	(1.47)	(1.75)	(0.37)	10.45	13.68	2,185	1.25	1.54	1.97	277
10/1/11 to 9/30/12	9.80	0.30	1.26	1.56	(0.35)	(0.19)	(0.54)	1.02	10.82	16.47	26,398	1.25	1.50	2.94	25

International Real Estate Securities Fund
Class A
10/1/15 to 9/30/16	$6.63	0.11	0.58	0.69	(0.07)	—	(0.07)	0.62	$7.25	10.47%	$8,680	1.51%(11)(15)	1.91%	1.60%	26%
10/1/14 to 9/30/15	7.03	0.28	(0.21)	0.07	(0.47)	—	(0.47)	(0.40)	6.63	0.94	12,415	1.50	1.78	4.09	27
10/1/13 to 9/30/14	6.61	0.16	0.39	0.55	(0.13)	—	(0.13)	0.42	7.03	8.61	11,257	1.50	1.73	2.38	32
10/1/12 to 9/30/13	6.50	0.15	0.45	0.60	(0.49)	—	(0.49)	0.11	6.61	9.39	10,234	1.50	1.75	2.23	22
10/1/11 to 9/30/12	5.23	0.16	1.24	1.40	(0.13)	—	(0.13)	1.27	6.50	27.35	3,916	1.50	1.85	2.69	41

Class C
10/1/15 to 9/30/16	$6.59	0.07	0.57	0.64	(0.02)	—	(0.02)	0.62	$7.21	9.69%	$2,006	2.26%(11)(15)	2.68%	0.97%	26%
10/1/14 to 9/30/15	6.97	0.23	(0.20)	0.03	(0.41)	—	(0.41)	(0.38)	6.59	0.29	2,226	2.25	2.52	3.36	27
10/1/13 to 9/30/14	6.56	0.12	0.38	0.50	(0.09)	—	(0.09)	0.41	6.97	7.75	2,553	2.25	2.48	1.68	32
10/1/12 to 9/30/13	6.48	0.09	0.46	0.55	(0.47)	—	(0.47)	0.08	6.56	8.55	1,911	2.25	2.49	1.35	22
10/1/11 to 9/30/12	5.20	0.12	1.24	1.36	(0.08)	—	(0.08)	1.28	6.48	26.36	1,531	2.25	2.60	2.04	41

Class I
10/1/15 to 9/30/16	$6.64	0.14	0.56	0.70	(0.08)	—	(0.08)	0.62	$7.26	10.72%	$24,348	1.25%(11)(15)	1.68%	1.98%	26%
10/1/14 to 9/30/15	7.03	0.30	(0.20)	0.10	(0.49)	—	(0.49)	(0.39)	6.64	1.31	24,999	1.25	1.52	4.36	27
10/1/13 to 9/30/14	6.61	0.18	0.39	0.57	(0.15)	—	(0.15)	0.42	7.03	8.87	28,738	1.25	1.48	2.64	32
10/1/12 to 9/30/13	6.49	0.15	0.47	0.62	(0.50)	—	(0.50)	0.12	6.61	9.66	29,999	1.25	1.49	2.35	22
10/1/11 to 9/30/12	5.23	0.17	1.25	1.42	(0.16)	—	(0.16)	1.26	6.49	27.74	28,095	1.25	1.59	2.92	41

Virtus Mutual Funds261
260Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Small-Cap Fund
Class A
10/1/15 to 9/30/16	$10.85	0.21	2.38	2.59	(0.20)	(0.23)	(0.43)	2.16	$13.01	24.58%	$1,985	1.61%(11)(15)	1.87%	1.80%	40%
10/1/14 to 9/30/15	13.70	0.17	(1.83)	(1.66)	(0.23)	(0.96)	(1.19)	(2.85)	10.85	(12.58)	1,916	1.60	1.74	1.41	64
10/1/13 to 9/30/14	13.20	0.47	0.41	0.88	(0.25)	(0.13)	(0.38)	0.50	13.70	6.65	2,477	1.60	1.73	3.31	44
10/1/12 to 9/30/13	10.09	0.30	2.91	3.21	(0.09)	(0.01)	(0.10)	3.11	13.20	31.97	403	1.60	2.51	2.52	26
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90(4)	101	1.60(3)	16.64(3)	3.65(3)	0(4)

Class C
10/1/15 to 9/30/16	$10.72	0.12	2.37	2.49	(0.06)	(0.23)	(0.29)	2.20	$12.92	23.76%	$1,465	2.36%(11)(15)	2.63%	1.02%	40%
10/1/14 to 9/30/15	13.63	0.08	(1.82)	(1.74)	(0.21)	(0.96)	(1.17)	(2.91)	10.72	(13.28)	1,464	2.35	2.49	0.65	64
10/1/13 to 9/30/14	13.16	0.24	0.54	0.78	(0.18)	(0.13)	(0.31)	0.47	13.63	5.89	1,194	2.35	2.49	1.73	44
10/1/12 to 9/30/13	10.09	0.19	2.93	3.12	(0.04)	(0.01)	(0.05)	3.07	13.16	30.92	374	2.35	3.34	1.62	26
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90(4)	107	2.35(3)	17.43(3)	2.86(3)	0(4)

Class I
10/1/15 to 9/30/16	$10.89	0.23	2.40	2.63	(0.25)	(0.23)	(0.48)	2.15	$13.04	24.94%	$40,424	1.36%(11)(15)	1.62%	1.95%	40%
10/1/14 to 9/30/15	13.74	0.21	(1.85)	(1.64)	(0.25)	(0.95)	(1.21)	(2.85)	10.89	(12.43)	40,512	1.35	1.49	1.70	64
10/1/13 to 9/30/14	13.21	0.36	0.57	0.93	(0.27)	(0.13)	(0.40)	0.53	13.74	7.04	46,599	1.35	1.49	2.57	44
10/1/12 to 9/30/13	10.10	0.34	2.89	3.23	(0.11)	(0.01)	(0.12)	3.11	13.21	32.13	18,123	1.35	2.23	2.82	26
9/5/12(6) to 9/30/12	10.00	0.03	0.07	0.10	—	—	—	0.10	10.10	1.00(4)	2,834	1.35(3)	16.39(3)	3.89(3)	0(4)

Class R6
10/1/15 to 9/30/16	$10.89	0.25	2.39	2.64	(0.27)	(0.23)	(0.50)	2.14	$13.03	25.06%	$112	1.27%(11)(15)	1.52%	2.19%	40%
11/12/14 to 9/30/15	13.43	0.22	(1.55)	(1.33)	(0.25)	(0.96)	(1.21)	(2.54)	10.89	(10.41)(4)	90	1.27(3)	1.41(3)	2.02(3)	64(4)

International Wealth Masters Fund
Class A
10/1/15 to 9/30/16	$9.52	0.08	0.88	0.96	(0.12)	(0.15)	(0.27)	0.69	$10.21	10.29%	$232	1.56%(11)(15)	3.28%	0.81%	34%
11/17/14(6) to 9/30/15	10.00	0.08	(0.56)	(0.48)	—	—	—	(0.48)	9.52	(4.80)(4)	126	1.55(3)	3.84(3)	0.91(3)	32(4)

Class C
10/1/15 to 9/30/16	$9.46	—(5)	0.87	0.87	(0.05)	(0.15)	(0.20)	0.67	$10.13	9.39%	$115	2.31%(11)(15)	4.27%	0.00%	34%
11/17/14(6) to 9/30/15	10.00	0.01	(0.55)	(0.54)	—	—	—	(0.54)	9.46	(5.40)(4)	114	2.30(3)	4.59(3)	0.14(3)	32(4)

Class I
10/1/15 to 9/30/16	$9.54	0.10	0.89	0.99	(0.14)	(0.15)	(0.29)	0.70	$10.24	10.62%	$5,089	1.31%(11)(15)	3.25%	1.01%	34%
11/17/14(6) to 9/30/15	10.00	0.11	(0.57)	(0.46)	—	—	—	(0.46)	9.54	(4.60)(4)	4,602	1.30(3)	3.56(3)	1.19(3)	32(4)

Virtus Mutual Funds263
262Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Operating Expenses to Average Net Assets(8)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Low Duration Income Fund
Class A
1/1/16 to 9/30/16(14)	$10.70	0.15	0.20	0.35	(0.15)	—	—	(0.15)	—	0.20	$10.90	3.25%(4)	$102,049	0.76%(3)(15)	1.12%(3)	1.89%(3)	38%(4)
1/1/15 to 12/31/15	10.82	0.19	(0.09)	0.10	(0.19)	—	(0.03)	(0.22)	—(5)	(0.12)	10.70	0.89(13)	85,666	0.75	1.12	1.77	56
1/1/14 to 12/31/14	10.83	0.22	(0.01)	0.21	(0.22)	—	—	(0.22)	—	(0.01)	10.82	1.94	75,456	0.92(7)	1.11	2.02	58
1/1/13 to 12/31/13	10.96	0.21	(0.13)	0.08	(0.21)	—	—	(0.21)	—	(0.13)	10.83	0.76	39,436	0.95	1.14	1.93	51
1/1/12 to 12/31/12	10.54	0.23	0.41	0.64	(0.22)	—	—	(0.22)	—	0.42	10.96	6.14	28,266	0.96(15)	1.20	2.12	87(16)
1/1/11 to 12/31/11	10.51	0.28	0.03	0.31	(0.28)	—	—	(0.28)	—	0.03	10.54	2.99	15,145	0.95	1.13	2.62	47

Class C
1/1/16 to 9/30/16(14)	$10.70	0.09	0.19	0.28	(0.08)	—	—	(0.08)	—	0.20	$10.90	2.67%(4)	$46,642	1.51%(3)(15)	1.87%(3)	1.15%(3)	38%(4)
1/1/15 to 12/31/15	10.82	0.11	(0.10)	0.01	(0.10)	—	(0.03)	(0.13)	—(5)	(0.12)	10.70	0.13(13)	44,621	1.50	1.86	1.02	56
1/1/14 to 12/31/14	10.84	0.14	(0.02)	0.12	(0.14)	—	—	(0.14)	—	(0.02)	10.82	1.08	51,303	1.68(7)	1.87	1.28	58
1/1/13 to 12/31/13	10.97	0.13	(0.13)	—	(0.13)	—	—	(0.13)	—	(0.13)	10.84	0.01	25,463	1.70	1.89	1.17	51
1/1/12 to 12/31/12	10.54	0.15	0.42	0.57	(0.14)	—	—	(0.14)	—	0.43	10.97	5.44	20,156	1.71(15)	1.95	1.38	87(16)
1/1/11 to 12/31/11	10.51	0.20	0.03	0.23	(0.20)	—	—	(0.20)	—	0.03	10.54	2.23	13,761	1.70	1.88	1.86	47

Class I
1/1/16 to 9/30/16(14)	$10.70	0.17	0.20	0.37	(0.17)	—	—	(0.17)	—	0.20	$10.90	3.44%(4)	$251,630	0.52%(3)(15)	0.87%(3)	2.15%(3)	38%(4)
1/1/15 to 12/31/15	10.81	0.22	(0.09)	0.13	(0.21)	—	(0.03)	(0.24)	—(5)	(0.11)	10.70	1.24(13)	150,977	0.50	0.88	2.03	56
1/1/14 to 12/31/14	10.83	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	—	(0.02)	10.81	2.10	92,794	0.68(7)	0.91	2.27	58
1/1/13 to 12/31/13	10.96	0.24	(0.13)	0.11	(0.24)	—	—	(0.24)	—	(0.13)	10.83	1.02	52,790	0.70	0.94	2.18	51
1/1/12 to 12/31/12	10.54	0.26	0.41	0.67	(0.25)	—	—	(0.25)	—	(0.42)	10.96	6.40	29,513	0.73(15)	0.99	2.40	87(16)
1/1/11 to 12/31/11	10.51	0.31	0.03	0.34	(0.31)	—	—	(0.31)	—	0.03	10.54	3.25	65,206	0.70	0.93	2.91	47

Virtus Mutual Funds265
264Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Low Volatility Equity Fund
Class A
10/1/15 to 9/30/16	$11.45	0.05	0.28	0.33	(0.04)	(0.17)	(0.21)	—	0.12	$11.57	2.82%	$1,633	1.56%(11)(15)	2.98%	0.46%	10%
10/1/14 to 9/30/15	11.71	0.08	(0.30)	(0.22)	(0.04)	—	(0.04)	—(5)	(0.26)	11.45	(1.88)(13)	2,055	1.55	2.70	0.64	1
10/1/13 to 9/30/14	10.24	0.06	1.50	1.56	(0.09)	—	(0.09)	—	1.47	11.71	15.23	485	1.55	6.15	0.56	3
6/11/13(6) to 9/30/13	10.00	0.06	0.18	0.24	—	—	—	—	0.24	10.24	2.40(4)	136	1.55(3)	7.66(3)	2.00(3)	0

Class C
10/1/15 to 9/30/16	$11.32	(0.04)	0.28	0.24	—	(0.17)	(0.17)	—	0.07	$11.39	2.05%	$491	2.31%(11)(15)	3.64%	(0.39)%	10%
10/1/14 to 9/30/15	11.64	0.01	(0.31)	(0.30)	(0.02)	—	(0.02)	—(5)	(0.32)	11.32	(2.61)(13)	1,423	2.30	3.47	0.04	1
10/1/13 to 9/30/14	10.21	(0.02)	1.50	1.48	(0.05)	—	(0.05)	—	1.43	11.64	14.47	291	2.30	6.72	(0.19)	3
6/11/13(6) to 9/30/13	10.00	0.03	0.18	0.21	—	—	—	—	0.21	10.21	2.10(4)	130	2.30(3)	8.49(3)	0.99(3)	0

Class I
10/1/15 to 9/30/16	$11.50	0.09	0.27	0.36	(0.06)	(0.17)	(0.23)	—	0.13	$11.63	3.08%	$1,606	1.32%(11)(15)	2.78%	0.80%	10%
10/1/14 to 9/30/15	11.73	0.09	(0.27)	(0.18)	(0.05)	—	(0.05)	—(5)	(0.23)	11.50	(1.57)(13)	1,581	1.30	2.62	0.79	1
10/1/13 to 9/30/14	10.25	0.07	1.51	1.58	(0.10)	—	(0.10)	—	1.48	11.73	15.45	1,539	1.30	5.32	0.67	3
6/11/13(6) to 9/30/13	10.00	0.07	0.18	0.25	—	—	—	—	0.25	10.25	2.50(4)	1,332	1.30(3)	7.51(3)	2.23(3)	0

Multi-Asset Trend Fund
Class A
10/1/15 to 9/30/16	$9.94	(0.01)	0.39	0.38	(0.01)	—	(0.01)	—	0.37	$10.31	3.82%	$29,798	1.61%(10)(15)	1.61%	(0.07)%	223%
10/1/14 to 9/30/15	11.85	(0.02)	(0.92)	(0.94)	(0.04)	(0.93)	(0.97)	—	(1.91)	9.94	(8.85)	55,214	1.62(10)	1.62	(0.15)	519
10/1/13 to 9/30/14	11.28	0.10	0.69	0.79	(0.07)	(0.15)	(0.22)	—	0.57	11.85	6.97	143,765	1.62(10)	1.62	0.83	337
10/1/12 to 9/30/13	10.67	0.06	0.62	0.68	(0.05)	(0.02)	(0.07)	—	0.61	11.28	6.39	114,697	1.64(10)	1.64	0.51	275
10/1/11 to 9/30/12	9.69	0.09	0.98	1.07	(0.09)	—	(0.09)	—	0.98	10.67	11.08	66,122	1.73	1.70	0.84	211

Class C
10/1/15 to 9/30/16	$9.80	(0.08)	0.38	0.30	—	—	—	—	0.30	$10.10	3.06%	$80,962	2.36%(10)(15)	2.36%	(0.80)%	223%
10/1/14 to 9/30/15	11.73	(0.09)	(0.91)	(1.00)	—	(0.93)	(0.93)	—	(1.93)	9.80	(9.23)	139,223	2.36(10)	2.37	(0.89)	519
10/1/13 to 9/30/14	11.19	0.01	0.68	0.69	—	(0.15)	(0.15)	—	0.54	11.73	6.15	331,980	2.35(10)	2.37	0.09	337
10/1/12 to 9/30/13	10.60	(0.02)	0.63	0.61	—	(0.02)	(0.02)	—	0.59	11.19	5.71	230,459	2.37(10)	2.39	(0.23)	275
10/1/11 to 9/30/12	9.66	0.02	0.96	0.98	(0.04)	—	(0.04)	—	0.94	10.60	10.13	131,330	2.45	2.45	0.16	211

Class I
10/1/15 to 9/30/16	$9.99	0.02	0.38	0.40	(0.05)	—	(0.05)	—	0.35	$10.34	3.97%	$28,522	1.36%(10)(15)	1.36%	0.16%	223%
10/1/14 to 9/30/15	11.88	0.01	(0.91)	(0.90)	(0.06)	(0.93)	(0.99)	—	(1.89)	9.99	(8.36)	73,528	1.36(10)	1.36	0.11	519
10/1/13 to 9/30/14	11.31	0.13	0.69	0.82	(0.10)	(0.15)	(0.25)	—	0.57	11.88	7.20	316,599	1.37(10)	1.37	1.06	337
10/1/12 to 9/30/13	10.69	0.08	0.63	0.71	(0.07)	(0.02)	(0.09)	—	0.62	11.31	6.70	248,984	1.39(10)	1.39	0.74	275
10/1/11 to 9/30/12	9.71	0.12	0.96	1.08	(0.10)	—	(0.10)	—	0.98	10.69	11.24	146,634	1.49	1.46	1.17	211

Virtus Mutual Funds267
266Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Sector Intermediate Bond Fund
Class A
10/1/15 to 9/30/16	$9.76	0.47	0.49	0.96	(0.42)	—	—	(0.42)	—	0.54	$10.30	10.15%	$98,969	1.14%(11)(15)	1.15%	4.80%	60%
10/1/14 to 9/30/15	10.70	0.49	(0.85)	(0.36)	(0.40)	(0.13)	(0.05)	(0.58)	—(5)	(0.94)	9.76	(3.41)(13)	104,833	1.10	1.10	4.81	66
10/1/13 to 9/30/14	10.77	0.54	0.11	0.65	(0.52)	(0.20)	—	(0.72)	—	(0.07)	10.70	6.18	119,423	1.11	1.11	5.00	54
10/1/12 to 9/30/13	11.15	0.57	(0.28)	0.29	(0.55)	(0.12)	—	(0.67)	—	(0.38)	10.77	2.59	184,524	1.10	1.10	5.13	77
10/1/11 to 9/30/12	10.24	0.62	0.93	1.55	(0.64)	—	—	(0.64)	—	0.91	11.15	15.51	196,554	1.13	1.13	5.73	76

Class B
10/1/15 to 9/30/16	$9.73	0.39	0.50	0.89	(0.35)	—	—	(0.35)	—	0.54	$10.27	9.36%	$1,717	1.88%(11)(15)	1.90%	4.04%	60%
10/1/14 to 9/30/15	10.67	0.41	(0.84)	(0.43)	(0.33)	(0.13)	(0.05)	(0.51)	—(5)	(0.94)	9.73	(4.14)(13)	2,868	1.85	1.85	4.01	66
10/1/13 to 9/30/14	10.74	0.46	0.11	0.57	(0.44)	(0.20)	—	(0.64)	—	(0.07)	10.67	5.40	5,360	1.86	1.86	4.26	54
10/1/12 to 9/30/13	11.12	0.49	(0.28)	0.21	(0.47)	(0.12)	—	(0.59)	—	(0.38)	10.74	1.83	7,603	1.85	1.85	4.39	77
10/1/11 to 9/30/12	10.22	0.54	0.92	1.46	(0.56)	—	—	(0.56)	—	0.90	11.12	14.59	9,974	1.88	1.88	5.02	76

Class C
10/1/15 to 9/30/16	$9.85	0.40	0.50	0.90	(0.35)	—	—	(0.35)	—	0.55	$10.40	9.34%	$75,350	1.88%(11)(15)	1.90%	4.04%	60%
10/1/14 to 9/30/15	10.79	0.42	(0.85)	(0.43)	(0.33)	(0.13)	(0.05)	(0.51)	—(5)	(0.94)	9.85	(4.11)(13)	84,099	1.85	1.85	4.06	66
10/1/13 to 9/30/14	10.86	0.47	0.10	0.57	(0.44)	(0.20)	—	(0.64)	—	(0.07)	10.79	5.33	96,072	1.86	1.86	4.25	54
10/1/12 to 9/30/13	11.23	0.49	(0.27)	0.22	(0.47)	(0.12)	—	(0.59)	—	(0.37)	10.86	1.90	104,591	1.85	1.85	4.39	77
10/1/11 to 9/30/12	10.31	0.54	0.94	1.48	(0.56)	—	—	(0.56)	—	0.92	11.23	14.65	108,595	1.88	1.88	4.98	76

Class I
10/1/15 to 9/30/16	$9.77	0.50	0.49	0.99	(0.45)	—	—	(0.45)	—	0.54	$10.31	10.42%	$123,435	0.88%(11)(15)	0.90%	5.04%	60%
10/1/14 to 9/30/15	10.71	0.52	(0.85)	(0.33)	(0.43)	(0.13)	(0.05)	(0.61)	—(5)	(0.94)	9.77	(3.17)(13)	138,956	0.85	0.85	5.06	66
10/1/13 to 9/30/14	10.77	0.57	0.12	0.69	(0.55)	(0.20)	—	(0.75)	—	(0.06)	10.71	6.54	144,298	0.86	0.86	5.24	54
10/1/12 to 9/30/13	11.15	0.60	(0.28)	0.32	(0.58)	(0.12)	—	(0.70)	—	(0.38)	10.77	2.85	86,387	0.85	0.85	5.38	77
10/1/11 to 9/30/12	10.24	0.64	0.93	1.57	(0.66)	—	—	(0.66)	—	0.91	11.15	15.80	74,847	0.88	0.88	5.93	76

Class R6
10/1/15 to 9/30/16	$9.77	0.50	0.50	1.00	(0.46)	—	—	(0.46)	—	0.54	$10.31	10.50%	$2,004	0.81%(11)(15)	0.83%	5.12%	60%
11/12/14(6) to 9/30/15	10.67	0.46	(0.81)	(0.35)	(0.37)	(0.13)	(0.05)	(0.55)	—(5)	(0.90)	9.77	(3.31)(4)(13)	1,778	0.76	0.77	5.12	66

Virtus Mutual Funds269
268Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Sector Short Term Bond Fund
Class A
10/1/15 to 9/30/16	$4.69	0.15	0.08	0.23	(0.14)	—	—	(0.14)	0.09	$4.78	4.90%	$1,307,484	1.00%(11)(15)	1.01%	3.19%	53%
10/1/14 to 9/30/15	4.84	0.15	(0.16)	(0.01)	(0.11)	—	(0.03)	(0.14)	(0.15)	4.69	(0.23)	1,575,629	0.97	0.97	3.15	37
10/1/13 to 9/30/14	4.85	0.16	(0.01)	0.15	(0.16)	—(5)	—(5)	(0.16)	(0.01)	4.84	3.03	1,894,633	0.99	0.99	3.30	39
10/1/12 to 9/30/13	4.94	0.18	(0.09)	0.09	(0.18)	—	—(5)	(0.18)	(0.09)	4.85	1.84	3,574,450	0.99	0.99	3.65	49
10/1/11 to 9/30/12	4.67	0.21	0.27	0.48	(0.21)	—	—(5)	(0.21)	0.27	4.94	10.58	3,038,093	1.01	1.01	4.31	52

Class B
10/1/15 to 9/30/16	$4.66	0.12	0.08	0.20	(0.11)	—	—	(0.11)	0.09	$4.75	4.41%	$108	1.49%(11)(15)	1.50%	2.64%	53%
10/1/14 to 9/30/15	4.81	0.13	(0.16)	(0.03)	(0.09)	—	(0.03)	(0.12)	(0.15)	4.66	(0.73)	382	1.46	1.47	2.67	37
10/1/13 to 9/30/14	4.82	0.14	(0.02)	0.12	(0.13)	—(5)	—(5)	(0.13)	(0.01)	4.81	2.53	1,421	1.49	1.49	2.80	39
10/1/12 to 9/30/13	4.91	0.16	(0.09)	0.07	(0.16)	—	—(5)	(0.16)	(0.09)	4.82	1.34	2,572	1.49	1.49	3.17	49
10/1/11 to 9/30/12	4.65	0.18	0.27	0.45	(0.19)	—	—(5)	(0.19)	0.26	4.91	9.87	3,590	1.51	1.51	3.86	52

Class C
10/1/15 to 9/30/16	$4.75	0.14	0.07	0.21	(0.12)	—	—	(0.12)	0.09	$4.84	4.58%	$1,321,202	1.25%(11)(15)	1.26%	2.94%	53%
10/1/14 to 9/30/15	4.89	0.14	(0.15)	(0.01)	(0.10)	—	(0.03)	(0.13)	(0.14)	4.75	(0.27)	1,460,120	1.22	1.22	2.90	37
10/1/13 to 9/30/14	4.90	0.15	(0.02)	0.13	(0.14)	—(5)	—(5)	(0.14)	(0.01)	4.89	2.73	1,720,245	1.24	1.24	3.03	39
10/1/12 to 9/30/13	4.99	0.17	(0.09)	0.08	(0.17)	—	—(5)	(0.17)	(0.09)	4.90	1.56	1,567,725	1.24	1.24	3.40	49
10/1/11 to 9/30/12	4.72	0.20	0.27	0.47	(0.20)	—	—(5)	(0.20)	0.27	4.99	10.19	1,067,276	1.27	1.27	4.04	52

Class T
10/1/15 to 9/30/16	$4.73	0.12	0.08	0.20	(0.10)	—	—	(0.10)	0.10	$4.83	4.29%	$489,924	1.75%(11)(15)	1.76%	2.44%	53%
10/1/14 to 9/30/15	4.88	0.12	(0.17)	(0.05)	(0.07)	—	(0.03)	(0.10)	(0.15)	4.73	(0.98)	583,694	1.72	1.72	2.40	37
10/1/13 to 9/30/14	4.89	0.12	(0.01)	0.11	(0.12)	—(5)	—(5)	(0.12)	(0.01)	4.88	2.23	719,840	1.74	1.74	2.53	39
10/1/12 to 9/30/13	4.98	0.14	(0.09)	0.05	(0.14)	—	—(5)	(0.14)	(0.09)	4.89	1.06	751,220	1.74	1.74	2.91	49
10/1/11 to 9/30/12	4.71	0.17	0.28	0.45	(0.18)	—	—(5)	(0.18)	0.27	4.98	9.67	704,225	1.76	1.76	3.56	52

Class I
10/1/15 to 9/30/16	$4.69	0.16	0.08	0.24	(0.15)	—	—	(0.15)	0.09	$4.78	5.16%	$4,033,610	0.75%(11)(15)	0.76%	3.44%	53%
10/1/14 to 9/30/15	4.84	0.16	(0.16)	—	(0.12)	—	(0.03)	(0.15)	(0.15)	4.69	0.02	4,095,547	0.72	0.72	3.40	37
10/1/13 to 9/30/14	4.85	0.17	(0.01)	0.16	(0.17)	—(5)	—(5)	(0.17)	(0.01)	4.84	3.28%	4,766,491	0.74	0.74	3.51	39
10/1/12 to 9/30/13	4.94	0.19	(0.09)	0.10	(0.19)	—	—(5)	(0.19)	(0.09)	4.85	2.09	2,418,863	0.74	0.74	3.90	49
10/1/11 to 9/30/12	4.68	0.22	0.27	0.49	(0.23)	—	—(5)	(0.23)	0.26	4.94	10.62	1,606,957	0.77	0.77	4.55	52

Virtus Mutual Funds271
270Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Securities Fund
Class A
10/1/15 to 9/30/16	$38.45	0.47	4.80	5.27	(0.48)	(6.37)	(6.85)	(1.58)	$36.87	15.58%	$530,135	1.39%(15)	1.29%	31%
10/1/14 to 9/30/15	36.65	0.51	3.76	4.27	(0.53)	(1.94)	(2.47)	1.80	38.45	11.34	621,507	1.36	1.26	22
10/1/13 to 9/30/14	35.10	0.29	3.86	4.15	(0.29)	(2.31)	(2.60)	1.55	36.65	12.75	745,473	1.38	0.79	28
10/1/12 to 9/30/13	34.19	0.36	0.91	1.27	(0.36)	—	(0.36)	0.91	35.10	3.70	745,631	1.40	1.00	30
10/1/11 to 9/30/12	26.05	0.21	8.24	8.45	(0.31)	—	(0.31)	8.14	34.19	32.49	789,925	1.41	0.67	24

Class B
10/1/15 to 9/30/16	$37.90	0.17	4.75	4.92	(0.17)	(6.37)	(6.54)	(1.62)	$36.28	14.70%	$524	2.14%(15)	0.48%	31%
10/1/14 to 9/30/15	36.13	0.17	3.74	3.91	(0.20)	(1.94)	(2.14)	1.77	37.90	10.51	1,418	2.11	0.42	22
10/1/13 to 9/30/14	34.62	(0.01)	3.84	3.83	(0.01)	(2.31)	(2.32)	1.51	36.13	11.91	2,770	2.13	(0.02)	28
10/1/12 to 9/30/13	33.72	0.10	0.89	0.99	(0.09)	—	(0.09)	0.90	34.62	2.92	3,978	2.15	0.29	30
10/1/11 to 9/30/12	25.71	0.02	8.06	8.08	(0.07)	—	(0.07)	8.01	33.72	31.49	6,761	2.16	0.07	24

Class C
10/1/15 to 9/30/16	$38.37	0.20	4.78	4.98	(0.21)	(6.37)	(6.58)	(1.60)	$36.77	14.70%	$67,216	2.15%(15)	0.55%	31%
10/1/14 to 9/30/15	36.59	0.22	3.73	3.95	(0.23)	(1.94)	(2.17)	1.78	38.37	10.49	66,023	2.11	0.56	22
10/1/13 to 9/30/14	35.04	0.01	3.87	3.88	(0.02)	(2.31)	(2.33)	1.55	36.59	11.91	62,889	2.13	0.04	28
10/1/12 to 9/30/13	34.14	0.08	0.92	1.00	(0.10)	—	(0.10)	0.90	35.04	2.93	63,005	2.15	0.23	30
10/1/11 to 9/30/12	26.02	(0.03)	8.22	8.19	(0.07)	—	(0.07)	8.12	34.14	31.48	60,941	2.16	(0.10)	24

Class I
10/1/15 to 9/30/16	$38.42	0.56	4.80	5.36	(0.58)	(6.37)	(6.95)	(1.59)	$36.83	15.85%	$619,818	1.14%(15)	1.52%	31%
10/1/14 to 9/30/15	36.62	0.62	3.75	4.37	(0.63)	(1.94)	(2.57)	1.80	38.42	11.63	647,976	1.11	1.55	22
10/1/13 to 9/30/14	35.07	0.39	3.86	4.25	(0.39)	(2.31)	(2.70)	1.55	36.62	13.04	673,005	1.13	1.07	28
10/1/12 to 9/30/13	34.16	0.43	0.92	1.35	(0.44)	—	(0.44)	0.91	35.07	3.96	494,963	1.15	1.21	30
10/1/11 to 9/30/12	26.03	0.30	8.22	8.52	(0.39)	—	(0.39)	8.13	34.16	32.80	422,374	1.16	0.93	24

Class R6
10/1/15 to 9/30/16	$38.42	0.70	4.73	5.43	(0.64)	(6.37)	(7.01)	(1.58)	$36.84	16.06%	$21,604	0.98%(15)	1.93%	31%
11/12/14(6) to 9/30/15	40.32	0.79	(0.06)	0.73	(0.69)	(1.94)	(2.63)	(1.90)	38.42	1.54(4)	1,647	0.94(3)	2.30(3)	22

Virtus Mutual Funds273
272Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Sector Trend Fund
Class A
10/1/15 to 9/30/16	$11.00	0.11	0.26	0.37	(0.08)	—	(0.08)	0.29	$11.29	3.36%	$131,389	1.05%(15)	1.05%	1.00%	337%
10/1/14 to 9/30/15	15.21	0.05	(0.71)	(0.66)	(0.05)	(3.50)	(3.55)	(4.21)	11.00	(6.19)	156,759	0.98	0.98	0.39	576
10/1/13 to 9/30/14	13.87	0.15	2.25	2.40	(0.13)	(0.93)	(1.06)	1.34	15.21	17.81	316,571	0.98	0.98	1.02	129
10/1/12 to 9/30/13	12.15	0.17	2.11	2.28	(0.17)	(0.39)	(0.56)	1.72	13.87	19.63	257,492	1.00	1.00	1.29	123
10/1/11 to 9/30/12	10.67	0.14	1.68	1.82	(0.12)	(0.22)	(0.34)	1.48	12.15	17.51	199,268	1.02	1.02	1.22	190

Class C
10/1/15 to 9/30/16	$10.76	0.03	0.25	0.28	—	—	—	0.28	$11.04	2.60%	$167,265	1.80%(15)	1.80%	0.24%	337%
10/1/14 to 9/30/15	15.02	(0.04)	(0.69)	(0.73)	(0.02)	(3.51)	(3.53)	(4.26)	10.76	(6.86)	206,556	1.74	1.74	(0.34)	576
10/1/13 to 9/30/14	13.73	0.04	2.21	2.25	(0.03)	(0.93)	(0.96)	1.29	15.02	16.89	296,160	1.73	1.73	0.28	129
10/1/12 to 9/30/13	12.03	0.07	2.10	2.17	(0.08)	(0.39)	(0.47)	1.70	13.73	18.80	217,861	1.74	1.75	0.57	123
10/1/11 to 9/30/12	10.56	0.06	1.67	1.73	(0.04)	(0.22)	(0.26)	1.47	12.03	16.60	157,461	1.75	1.77	0.53	190

Class I
10/1/15 to 9/30/16	$11.02	0.13	0.27	0.40	(0.14)	—	(0.14)	0.26	$11.28	3.65%	$102,905	0.80%(15)	0.80%	1.21%	337%
10/1/14 to 9/30/15	15.21	0.08	(0.71)	(0.63)	(0.05)	(3.51)	(3.56)	(4.19)	11.02	(5.90)	169,977	0.73	0.73	0.65	576
10/1/13 to 9/30/14	13.87	0.19	2.25	2.44	(0.17)	(0.93)	(1.10)	1.34	15.21	18.08	313,147	0.73	0.73	1.29	129
10/1/12 to 9/30/13	12.15	0.20	2.11	2.31	(0.20)	(0.39)	(0.59)	1.72	13.87	19.92	173,096	0.75	0.75	1.56	123
10/1/11 to 9/30/12	10.67	0.17	1.68	1.85	(0.15)	(0.22)	(0.37)	1.48	12.15	17.71	122,198	0.77	0.77	1.53	190

Virtus Mutual Funds275
274Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Asets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Senior Floating Rate Fund
Class A
10/1/15 to 9/30/16	$9.36	0.34	0.06	0.40	(0.34)	—	(0.34)	—	0.06	$9.42	4.42%	$227,588	1.23%(10)(11)(15)	1.24%	3.67%	48%
10/1/14 to 9/30/15	9.72	0.38	(0.32)	0.06	(0.39)	(0.03)	(0.42)	—(5)	(0.36)	9.36	0.53(13)	268,596	1.20(10)	1.20	3.94	34
10/1/13 to 9/30/14	9.79	0.37	(0.07)	0.30	(0.37)	—	(0.37)	—	(0.07)	9.72	3.08	294,617	1.18(10)	1.18	3.79	77
10/1/12 to 9/30/13	9.79	0.42	0.04	0.46	(0.46)	(—)(5)	(0.46)	—	—	9.79	4.84	386,113	1.21(10)	1.21	4.29	68
10/1/11 to 9/30/12	9.28	0.49	0.49	0.98	(0.47)	—	(0.47)	—	0.51	9.79	10.75	256,397	1.23(10)	1.23	5.06	56

Class C
10/1/15 to 9/30/16	$9.37	0.27	0.06	0.33	(0.27)	—	(0.27)	—	0.06	$9.43	3.63%	$111,839	1.98%(10)(11)(15)	1.99%	292%	48%
10/1/14 to 9/30/15	9.73	0.31	(0.33)	(0.02)	(0.31)	(0.03)	(0.34)	—(5)	(0.36)	9.37	(0.22)(13)	138,478	1.95(10)	1.95	3.19	34
10/1/13 to 9/30/14	9.81	0.30	(0.08)	0.22	(0.30)	—	(0.30)	—	(0.08)	9.73	2.20	177,485	1.93(10)	1.93	3.04	77
10/1/12 to 9/30/13	9.80	0.35	0.05	0.40	(0.39)	(—)(5)	(0.39)	—	0.01	9.81	4.15	182,667	1.96(10)	1.96	3.51	68
10/1/11 to 9/30/12	9.29	0.41	0.50	0.91	(0.40)	—	(0.40)	—	0.51	9.80	9.92	95,078	1.98(10)	1.98	4.31	56

Class I
10/1/15 to 9/30/16	$9.35	0.36	0.06	0.42	(0.36)	—	(0.36)	—	0.06	$9.41	4.69%	$210,752	0.97%(10)(11)(15)	0.98%	3.91%	48%
10/1/14 to 9/30/15	9.71	0.40	(0.32)	0.08	(0.41)	(0.03)	(0.44)	—(5)	(0.36)	9.35	0.78(13)	284,735	0.95(12)	0.95	4.20	34
10/1/13 to 9/30/14	9.79	0.40	(0.09)	0.31	(0.39)	—	(0.39)	—	(0.08)	9.71	3.23	457,494	0.93(12)	0.93	4.06	77
10/1/12 to 9/30/13	9.78	0.43	0.07	0.50	(0.49)	(—)(5)	(0.49)	—	0.01	9.79	5.21%	381,791	0.96(12)	0.96	4.41	68
10/1/11 to 9/30/12	9.27	0.51	0.49	1.00	(0.49)	—	(0.49)	—	0.51	9.78	11.04	94,193	0.98(12)	0.98	5.31	56

Virtus Mutual Funds277
276Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Operating Expenses to Average Net Assets(8)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Tax-Exempt Bond Fund
1/1/16 to 9/30/16(14)	$11.43	0.22	0.12	0.34	(0.22)	—	(0.22)	—	0.12	$11.55	3.00%(4)	$69,711	0.87%(3)(15)	1.03%(3)	2.53%(3)	9%(4)
1/1/15 to 12/31/15	11.46	0.30	(0.03)	0.27	(0.29)	(0.01)	(0.30)	—	(0.03)	11.43	2.39	74,418	0.85	1.00	2.60	10
1/1/14 to 12/31/14	10.91	0.31	0.56	0.87	(0.32)	—(5)	(0.32)	—	0.55	11.46	7.94	79,906	0.85	0.99	2.73	22
1/1/13 to 12/31/13	11.62	0.30	(0.71)	(0.41)	(0.30)	—	(0.30)	—	(0.71)	10.91	(3.48)	89,303	0.85	0.98	2.66	29
1/1/12 to 12/31/12	11.10	0.30	0.52	0.82	(0.30)	—	(0.30)	—	0.52	11.62	7.45	143,397	0.87(15)	1.00	2.61	35
1/1/11 to 12/31/11	10.38	0.39	0.74	1.13	(0.41)	—	(0.41)	—	0.72	11.10	10.98	107,873	0.81	0.98	3.62	59

Class C
1/1/16 to 9/30/16(14)	$11.43	0.15	0.13	0.28	(0.16)	—	(0.16)	—	0.12	$11.55	2.42%(4)	$26,833	1.61%(3)(15)	1.78%(3)	1.78%(3)	9%(4)
1/1/15 to 12/31/15	11.46	0.21	(0.03)	0.18	(0.20)	(0.01)	(0.21)	—	(0.03)	11.43	1.62	30,316	1.60	1.75	1.85	10
1/1/14 to 12/31/14	10.92	0.22	0.55	0.77	(0.23)	—(5)	(0.23)	—	0.54	11.46	7.13	30,967	1.60	1.74	1.98	22
1/1/13 to 12/31/13	11.63	0.22	(0.72)	(0.50)	(0.21)	—	(0.21)	—	(0.71)	10.92	(4.29)	28,845	1.60	1.73	1.92	29
1/1/12 to 12/31/12	11.10	0.21	0.54	0.75	(0.22)	—	(0.22)	—	0.53	11.63	6.74	39,792	1.62(15)	1.75	1.86	35
1/1/11 to 12/31/11	10.38	0.31	0.74	1.05	(0.33)	—	(0.33)	—	0.72	11.10	10.15	28,641	1.54	1.70	2.91	59

Class I
1/1/16 to 9/30/16(14)	$11.43	0.24	0.12	0.36	(0.24)	—	(0.24)	—	0.12	$11.55	3.19%(4)	$104,679	0.62%(3)(15)	0.78%(3)	2.78%(3)	9%(4)
1/1/15 to 12/31/15	11.46	0.33	(0.03)	0.30	(0.32)	(0.01)	(0.33)	—	(0.03)	11.43	2.64	90,912	0.60	0.77	2.85	10
1/1/14 to 12/31/14	10.91	0.34	0.56	0.90	(0.35)	—(5)	(0.35)	—	0.55	11.46	8.30	86,459	0.60	0.79	2.98	22
1/1/13 to 12/31/13	11.62	0.33	(0.71)	(0.38)	(0.33)	—	(0.33)	—	(0.71)	10.91	(3.33)	82,936	0.60	0.77	2.88	29
1/1/12 to 12/31/12	11.10	0.33	0.52	0.85	(0.33)	—	(0.33)	—	0.52	11.62	7.72	162,094	0.62(15)	0.79	2.84	35
1/1/11 to 12/31/11	10.38	0.41	0.74	1.15	(0.43)	—	(0.43)	—	0.72	11.10	11.36	94,228	0.57	0.77	3.78	59

Virtus Mutual Funds279
278Virtus Mutual Funds

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Asets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Wealth Masters Fund
Class A
10/1/15 to 9/30/16	$13.25	0.07	1.55	1.62	(0.03)	(0.24)	(0.27)	1.35	$14.60	12.44%	$33,204	1.46%(11)(15)	1.54%	0.53%	30%
10/1/14 to 9/30/15	14.50	0.05	(0.98)	(0.93)	(0.05)	(0.27)	(0.32)	(1.25)	13.25	(6.74)	54,109	1.45	1.46	0.36	51
10/1/13 to 9/30/14	13.12	0.02	1.37	1.39	—	(0.01)	(0.01)	1.38	14.50	10.67	55,881	1.45	1.46	0.11	62
10/1/12 to 9/30/13	10.22	(0.01)	3.05	3.04	(0.09)	(0.05)	(0.14)	2.90	13.12	30.09	5,169	1.45	3.29	(0.10)	22
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	0.22	10.22	2.20(4)	106	1.45(3)	44.72(3)	0.78(3)	26(4)

Class C
10/1/15 to 9/30/16	$13.02	(0.03)	1.51	1.48	—	(0.24)	(0.24)	1.24	$14.26	11.56%	$24,816	2.21%(11)(15)	2.29%	(0.22)%	30%
10/1/14 to 9/30/15	14.32	(0.06)	(0.97)	(1.03)	—	(0.27)	(0.27)	(1.30)	13.02	(7.41)	34,171	2.20	2.21	(0.39)	51
10/1/13 to 9/30/14	13.04	(0.09)	1.38	1.29	—	(0.01)	(0.01)	1.28	14.32	9.90	30,511	2.20	2.22	(0.65)	62
10/1/12 to 9/30/13	10.21	(0.08)	3.03	2.95	(0.07)	(0.05)	(0.12)	2.83	13.04	29.11	1,742	2.20	4.41	(0.66)	22
9/5/12(6) to 9/30/12	10.00	(—)(5)	0.21	0.21	—	—	—	0.21	10.21	2.10(4)	107	2.20(3)	45.67(3)	0.04(3)	26(4)

Class I
10/1/15 to 9/30/16	$13.30	0.08	1.58	1.66	(0.06)	(0.24)	(0.30)	1.36	$14.66	12.75%	$20,134	1.21%(11)(15)	1.29%	0.61%	30%
10/1/14 to 9/30/15	14.56	0.09	(1.00)	(0.91)	(0.08)	(0.27)	(0.35)	(1.26)	13.30	(6.53)	32,495	1.20	1.21	0.62	51
10/1/13 to 9/30/14	13.14	0.05	1.39	1.44	(0.01)	(0.01)	(0.02)	1.42	14.56	10.96	48,918	1.20	1.20	0.33	62
10/1/12 to 9/30/13	10.22	0.06	3.01	3.07	(0.10)	(0.05)	(0.15)	2.92	13.14	30.37	44,813	1.20	4.64	0.52	22
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	0.22	10.22	2.20(4)	818	1.20(3)	44.40(3)	1.04(3)	26(4)

(1)
Computed using average shares outstanding.

(2)
Sales charges, where applicable, are not reflected in the total return calculation.

(3)
Annualized.

(4)
Not annualized.

(5)
Amount is less than $0.005.

(6)
Inception date.

(7)
Due to a change in expense cap, the ratio shown is a blended expense ratio.

(8)
The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.

(9)
See Note 3C in the Notes to Financial Statements in the Annual Report for information on recapture of expenses previously waived.

(10)
The Fund is currently under its expense limitation.

(11)
Earnings credits from Custodian were not material, as reflected in the Statements of Operations, and had no impact on Financial Highlights.

(12)
Reported on Fund level not class level.

(13)
Payment from affiliate had no impact on total return.

(14)
The Fund changed its fiscal-year-end to September 30 during the period.

(15)
Net expense ratio includes extraordinary proxy expenses.

(16)
Portfolio turnover calculation excludes security transactions that were distributed as a result of a redemption-in-kind.

Virtus Mutual Funds281
280Virtus Mutual Funds

Appendix A
Virtus Alternatives Diversifier Fund—Underlying Funds

Underlying Affiliated Mutual Funds and Exchange-Traded Funds (“ETFs”)
Following is a list of underlying affiliated mutual funds and ETFs (collectively, “underlying funds”) in which the fund is currently invested or anticipated to be invested and their associated target weightings, as of the date of this prospectus. Not all of these underlying funds will be purchased by the fund. The underlying funds and their target weightings have been selected for use over long time periods, but may be changed in the future without shareholder approval or notice. Target weightings will deviate over the short term due to market movements and capital flows. The adviser periodically rebalances the fund’s investments in the underlying funds to bring them back within their target weightings. Some portion of the fund’s portfolio will be held in cash due to purchase and redemption activity and short-term cash needs. The fund’s cash position is not reflected in the asset allocations or target weightings. Additional information about each underlying affiliated mutual fund, including a copy of an underlying affiliated mutual fund’s prospectus, SAI, and Annual and Semiannual reports is available on the Internet at virtus.com, or you can request copies by calling Virtus Mutual Fund Services toll-free at 800-243-1574.
Fund Name/Asset Class
ALTERNATIVES
Virtus Global Infrastructure Fund	15%
Virtus Global Real Estate Securities	9%
Virtus International Real Estate Securities Fund	10%
Virtus Real Estate Securities Fund	6%
Virtus Senior Floating Rate Fund	9%
EXCHANGE-TRADED FUNDS
Global X Uranium ETF	1%
iShares North America Natural Resources ETF	19%
Market Vectors Agribusiness	4%
Market Vectors Coal	3%
PowerShares DB Commodity Index Tracking Fund	14%
PowerShares DB G10 Currency Harvest Fund	10%
Virtus Mutual Funds282

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
ADDITIONAL INFORMATION
You can find more information about the funds in the following documents:
Annual and Semiannual Reports Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.
Statement of Additional Information (SAI) The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.
To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, virtus.com, or you can request copies by calling Virtus Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the funds or to make shareholder inquiries.
Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s ("SEC") Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. Reports and other information about the funds are available in the EDGAR database on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.
Virtus Fund Services: 800-243-1574
Daily NAV Information
The daily NAV for each fund may be obtained from the Our Products section of our Web site, virtus.com.
Investment Company Act File No. 811-74551	1-17
8020

Virtus Opportunities Trust
STATEMENT OF ADDITIONAL INFORMATION
January 30, 2017
Virtus Opportunities Trust (The “Trust”) is an open-end management investment company issuing shares in 31 separate series or “Funds”, all of which are publicly offered and described herein:
TICKER SYMBOL BY CLASS
FUND	A	B	C	I	R6	T
Virtus Alternatives Diversifier Fund	PDPAX		PDPCX	VADIX
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX	VBFRX
Virtus CA Tax-Exempt Bond Fund	CTESX			CTXEX
Virtus Emerging Markets Debt Fund	VEDAX		VEDCX	VIEDX
Virtus Emerging Markets Equity Income Fund	VEIAX		VEICX	VEIIX
Virtus Emerging Markets Opportunities Fund	HEMZX		PICEX	HIEMX	VREMX
Virtus Emerging Markets Small-Cap Fund	VAESX		VCESX	VIESX
Virtus Equity Trend Fund	VAPAX		VAPCX	VAPIX	VRPAX
Virtus Essential Resources Fund	VERAX		VERCX	VERIX
Virtus Foreign Opportunities Fund	JVIAX		JVICX	JVXIX	VFOPX
Virtus Global Equity Trend Fund	VGPAX		VGPCX	VGPIX
Virtus Global Infrastructure Fund	PGUAX		PGUCX	PGIUX
Virtus Global Opportunities Fund	NWWOX	WWOBX	WWOCX	WWOIX
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX	VRGEX
Virtus Greater European Opportunities Fund	VGEAX		VGECX	VGEIX
Virtus Herzfeld Fund	VHFAX		VHFCX	VHFIX
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX	PHCIX	VRHYX
Virtus International Equity Fund	VIEAX		VIECX	VIIEX
Virtus International Real Estate Securities Fund	PXRAX		PXRCX	PXRIX
Virtus International Small-Cap Fund	VISAX		VCISX	VIISX	VRISX
Virtus International Wealth Masters Fund	VIWAX		VIWCX	VWIIX
Virtus Low Duration Income Fund	HIMZX		PCMZX	HIBIX
Virtus Low Volatility Equity Fund	VLVAX		VLVCX	VLVIX
Virtus Multi-Asset Trend Fund	VAAAX		VAACX	VAISX
Virtus Multi-Sector Intermediate Bond Fund	NAMFX	NBMFX	NCMFX	VMFIX	VMFRX
Virtus Multi-Sector Short Term Bond Fund	NARAX	PBARX	PSTCX	PIMSX	VMSSX	PMSTX
Virtus Real Estate Securities Fund	PHRAX	PHRBX	PHRCX	PHRIX	VRREX
Virtus Sector Trend Fund	PWBAX		PWBCX	VARIX
Virtus Senior Floating Rate Fund	PSFRX		PFSRX	PSFIX	VRSFX
Virtus Tax-Exempt Bond Fund	HXBZX		PXCZX	HXBIX
Virtus Wealth Masters Fund	VWMAX		VWMCX	VWMIX
This Statement of Additional Information ("SAI") relates to the Class A, Class B, Class C, Class I, Class T and Class R6 shares of the Funds. This SAI is not a prospectus, and it should be read in conjunction with the Prospectus for the Funds dated January 30, 2017 as described below and as supplemented and amended from time to time. Each Fund’s Prospectuses are incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s Prospectuses. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s Prospectuses and should not be relied upon by investors in such Fund.
The Prospectuses may be obtained by downloading them from virtus.com; by calling VP Distributors, LLC at 800.243.1574; or by writing to the Distributor at 100 Pearl Street, Hartford, CT 06103.
Capitalized terms used and not defined herein have the same meanings as those used in the Prospectuses.

The audited financial statements for the Funds appear in each Fund’s annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2016, without charge, by calling 800.243.1574 or by downloading it from virtus.com.

Glossary
1933 Act	The Securities Act of 1933, as amended
1940 Act	The Investment Company Act of 1940, as amended
ACH	Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions
Administrator	The Trust’s administrative agent, Virtus Fund Services, LLC
ADRs	American Depositary Receipts
ADSs	American Depositary Shares
Adviser	The investment adviser to the Funds, Virtus Investment Advisers, Inc.
Alternatives Diversifier Fund	Virtus Alternatives Diversifier Fund
BNY Mellon	BNY Mellon Investment Servicing (US) Inc., the sub-administrative and accounting agent for the Funds
Board	The Board of Trustees of Virtus Opportunities Trust (also referred to herein as the “Trustees”)
Bond Fund	Virtus Bond Fund
CA Tax-Exempt Bond Fund	Virtus CA Tax-Exempt Bond Fund
CCO	Chief Compliance Officer
CDRs	Continental Depositary Receipts (another name for EDRs)
CDSC	Contingent Deferred Sales Charge
CEA	Commodity Exchange Act, which is the U.S. law governing trading in commodity futures
CFTC	Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures
Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes
Custodian	The custodian of the Funds’ assets, JPMorgan Chase Bank, N.A.
Distributor	The principal underwriter of shares of the Funds, VP Distributors, LLC
Duff & Phelps	Duff & Phelps Investment Management Co., subadviser to the Global Infrastructure Fund, Global Real Estate Fund, International Equity Fund, International Real Estate Fund and Real Estate Fund
EDRs	European Depositary Receipts (another name for CDRs)
EM Debt Fund	Virtus Emerging Markets Debt Fund
EM Equity Income Fund	Virtus Emerging Markets Equity Income Fund
EM Opportunities Fund	Virtus Emerging Markets Opportunities Fund
EM Small-Cap Fund	Virtus Emerging Markets Small-Cap Fund
Equity Trend Fund	Virtus Equity Trend Fund
Essential Resources Fund	Virtus Essential Resources Fund
ETFs	Exchange-traded Funds
FHFA	Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FHLMC and the twelve Federal Home Loan Banks
FHLMC	Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders
FINRA	Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors
Fitch	Fitch Ratings, Inc.

FNMA	Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development
Foreign Opportunities Fund	Virtus Foreign Opportunities Fund
Fund Complex	The group of Funds sponsored by Virtus and managed by VIA, including the Virtus Mutual Funds, Virtus Variable Insurance Trust and certain other closed-end funds.
Funds	The series of the Trust discussed in this SAI
Funds of Funds	Collectively, Alternatives Diversifier Fund, Herzfeld Fund, Low Volatility Fund and Trend Funds
GDRs	Global Depositary Receipts
GICs	Guaranteed Investment Contracts
Global Equity Trend Fund	Virtus Global Equity Trend Fund
Global Infrastructure Fund	Virtus Global Infrastructure Fund
Global Opportunities Fund	Virtus Global Opportunities Fund
Global Real Estate Fund	Virtus Global Real Estate Securities Fund
GNMA	Government National Mortgage Association, also known as “Ginnie Mae”, is a wholly-owned United States Government corporation within the Department of Housing and Urban Development
Greater European Fund	Virtus Greater European Opportunities Fund
Herzfeld	Thomas J. Herzfeld Advisors, Inc., subadviser to the Herzfeld Fund
Herzfeld Fund	Virtus Herzfeld Fund
High Yield Fund	Virtus High Yield Fund
Horizon	Horizon Asset Management LLC, subadviser to the International Wealth Masters Fund and the Wealth Masters Fund
IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things
Independent Trustees	Trustees who are not “interested persons” of the Trust, as that term is defined by the 1940 Act
International Equity Fund	Virtus International Equity Fund
International Real Estate Fund	Virtus International Real Estate Securities Fund
International Small-Cap Fund	Virtus International Small-Cap Fund
IRA	Individual Retirement Account
IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code
JPMorgan	JPMorgan Chase Bank, N.A.
Kayne Anderson Rudnick	Kayne Anderson Rudnick Investment Management, LLC, subadviser to the EM Small-Cap Fund and International Small-Cap Fund
KBIGI (North America)	KBI Global Investors (North America) Ltd., subadviser to the EM Equity Income Fund and Essential Resources Fund
LIBOR	London Interbank Offering Rate, an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market
Low Duration Income Fund	Virtus Low Duration Income Fund
Low Volatility Fund	Virtus Low Volatility Equity Fund
Moody’s	Moody’s Investors Service, Inc.
Multi-Asset Trend Fund	Virtus Multi-Asset Trend Fund
Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Intermediate Bond Fund
Multi-Sector Short Term Bond Fund	Virtus Multi-Sector Short Term Bond Fund

NAV	Net Asset Value, which is the per-share price of a Fund
Newfleet	Newfleet Asset Management, LLC, subadviser to the Bond Fund, CA Tax-Exempt Bond Fund, EM Debt Fund, High Yield Fund, Low Duration Income Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund and Tax-Exempt Bond Fund
NYSE	New York Stock Exchange
OCC	Options Clearing Corporation, the world’s largest equity derivatives clearing corporation
OECD	Organization for Economic Cooperation and Development, an international organization seeking to promote economic progress and world trade
PERLS	Principal Exchange Rate Linked Securities
PNX	Phoenix Life Insurance Company, which is the former parent company of Virtus Investment Partners, Inc., and certain of its corporate affiliates
Prospectuses	The prospectuses for the Funds, as amended from time to time
PwC	PricewaterhouseCoopers, LLP, the independent registered public accounting firm for the Trust
Rampart	Rampart Investment Management Company, LLC, subadviser to the Low Volatility Equity Fund
Real Estate Fund	Virtus Real Estate Securities Fund
Regulations	The Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended
RIC	Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes
S&P	Standard & Poor’s Corporation
S&P 500® Index	The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested
SAI	This Statement of Additional Information
SEC	U.S. Securities and Exchange Commission
Sector Trend Fund	Virtus Sector Trend Fund
Senior Floating Rate Fund	Virtus Senior Floating Rate Fund
SIFMA	Securities Industry and Financial Markets Association (formerly, the Bond Market Association), a financial industry trade group consisting of broker-dealers and asset managers across the United States
SMBS	Stripped Mortgage-backed Securities
Tax-Exempt Bond Fund	Virtus Tax-Exempt Bond Fund
Transfer Agent	The Trust’s transfer agent, Virtus Fund Services, LLC
Trend Funds	Collectively, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund
VIA	Virtus Investment Advisers, Inc., the Adviser to the Funds
Virtus	Virtus Investment Partners, Inc., which is the parent company of the Adviser, the Distributor, the Administrator/Transfer Agent, Duff & Phelps, Kayne Anderson Rudnick, Newfleet and Rampart
Virtus Mutual Funds	The family of funds consisting of the Funds, the series of Virtus Alternative Solutions Trust, the series of Virtus Equity Trust and the series of Virtus Retirement Trust
Vontobel	Vontobel Asset Management, Inc., subadviser to the EM Opportunities Fund, Foreign Opportunities Fund, Global Opportunities Fund and Greater European Fund
VP Distributors	VP Distributors, LLC , the Trust's Distributor

VVIT	Virtus Variable Insurance Trust, a separate trust consisting of several series advised by VIA and distributed by VP Distributors
Wealth Masters Fund	Virtus Wealth Masters Fund

GENERAL INFORMATION AND HISTORY
The Trust is an open-end management investment company organized as a Delaware statutory trust December 18, 1995. Prior to January 27, 2006, the Trust was named “Phoenix-Seneca Funds.” From January 27, 2006 to October 20, 2008, the Trust was named “Phoenix Opportunities Trust.”
The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for Multi-Sector Short Term Bond Fund, Real Estate Fund and Sector Trend Fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objective(s) for each of the other Funds is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days' notice. The following discussion supplements the disclosure in the Prospectuses. Prior to October 1, 2008, each of the funds indicated with an asterisk (*) below had "Phoenix" in their names instead of  "Virtus".
Fund Type	Fund	Investment Objective
Alternatives	Alternatives Diversifier Fund	The fund has an investment objective of long-term capital appreciation.
	Global Infrastructure Fund*	The fund has investment objectives of both capital appreciation and current income.
	Global Real Estate Fund	The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
	Herzfeld Fund	The fund has investment objectives of capital appreciation and current income.
	International Real Estate Fund*	The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
	Real Estate Fund*	The fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Asset Allocation	Multi-Asset Trend Fund	The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Equity	Equity Trend Fund	The fund has an investment objective of long-term capital appreciation.
	Essential Resources Fund	The fund has an investment objective of capital appreciation.
	Low Volatility Fund	The fund has an investment objective of capital appreciation with lower volatility than the U.S. equity markets over a full market cycle.
	Sector Trend Fund*	The fund has an investment objective of long-term capital appreciation.
	Wealth Masters Fund	The fund has an investment objective of capital appreciation.
Fixed Income	Bond Fund*	The fund has an investment objective of high total return from both current income and capital appreciation.

Fund Type	Fund	Investment Objective
	CA Tax-Exempt Bond Fund*	The fund has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.
	EM Debt Fund	The fund has an investment objective of total return from current income and capital appreciation.
	High Yield Fund*	The fund has a primary investment objective of high current income and a secondary objective of capital growth.
	Low Duration Income Fund	The fund has an investment objective of providing a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates.
	Multi-Sector Intermediate Bond Fund*	The fund has an investment objective of maximizing current income while preserving capital.
	Multi-Sector Short Term Bond Fund*	The fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.
	Senior Floating Rate Fund*	The fund has an investment objective of high total return from both current income and capital appreciation.
	Tax-Exempt Bond Fund	The fund has an investment objective of providing a high level of current income that is exempt from federal income tax.
International/Global	EM Equity Income Fund	The fund has investment objectives of seeking capital appreciation and income.
	EM Opportunities Fund	The fund has an investment objective of capital appreciation.
	EM Small-Cap Fund*	The fund has an investment objective of capital appreciation.
	Foreign Opportunities Fund*	The fund has an investment objective of long-term capital appreciation.
	Global Equity Trend Fund	The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
	Global Opportunities Fund*	The fund has an investment objective of capital appreciation.
	Greater European Fund	The fund has an investment objective of long-term capital appreciation.
	International Equity Fund	The fund has an investment objective of long-term capital appreciation.

Fund Type	Fund	Investment Objective
	International Small-Cap Fund	The fund has an investment objective of capital appreciation.
	International Wealth Masters Fund	The fund has an investment objective of capital appreciation.
Capital Stock and Organization of the Trust
The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series called Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders of the Funds. The Board will call a meeting of shareholders of a Fund when at least 10% of the outstanding shares of that Fund so request in writing. If the Board fails to call a meeting after being so notified, the shareholders may call the meeting. The Board will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.
Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Board as it determines to be fair and equitable. The Trust is not bound to recognize any transfer of shares of a Fund or class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.
As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.
The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.
Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).
Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.
Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.
Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.
Diversification of Funds
Each Fund is diversified under the 1940 Act with the exception of Alternatives Diversifier Fund, which is a non-diversified fund. Each Fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)
Fund Names and Investment Policies
Each of the Funds noted below has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
These funds have a policy that states at least 80% of its assets in investments of the type suggested by its name.
Bond Fund	High Yield Fund
CA Tax-Exempt Bond Fund	International Equity Fund
EM Debt Fund	International Real Estate Fund
EM Equity Income Fund	International Small-Cap Fund
EM Opportunities Fund	Low Duration Income Fund
EM Small-Cap Fund	Low Volatility Fund
Essential Resources Fund	Multi-Sector Intermediate Bond Fund
Foreign Opportunities Fund	Multi-Sector Short-Term Bond Fund
Global Infrastructure Fund	Real Estate Fund

Global Real Estate Fund	Senior Floating Rate Fund
Greater European Fund	Tax-Exempt Bond Fund
Portfolio Turnover
The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Fund's shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rate for each Fund that has completed a fiscal period of operations is set forth in its summary prospectus and under "Financial Highlights" in the statutory prospectus.
Disclosure of Portfolio Holdings
The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Virtus and the Funds’ service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Funds, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
The Board has delegated to the Trust’s Administrator the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The Administrator generally carries out this duty through its chief compliance officer, in consultation with other officers representing various areas of management.
The Trust’s CCO is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing reports to the Board regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.
Public Disclosures
In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Virtus’ Web site at virtus.com. Certain Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 30-day delay, while other of the Funds make such full listings available as of the end of each quarter with a 15-, 30- or 60-day delay. Portfolio holdings may be released sooner at the Administrator's discretion. Additionally, each Fund except certain of the Trend Funds provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to certain Funds, the top 10 holdings and summary composition information may be reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.
Other Disclosures
The Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if  (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator will not authorize such release.
Ongoing Arrangements to Disclose Portfolio Holdings
As previously authorized by the Funds’ Board and/or the Funds’ Administrator, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.
Non-Public Portfolio Holdings Information
Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily with no delay
Subadviser (Global Infrastructure Fund, Global Real Estate Fund, International Equity Fund, International Real Estate Fund and Real Estate Fund)	Duff & Phelps Investment Management Co.	Daily with no delay
Subadviser (Herzfeld Fund)	Thomas J. Herzfeld Advisors, Inc.	Daily with no delay
Subadviser (International Wealth Masters Fund and Wealth Masters Fund)	Horizon Asset Management LLC	Daily with no delay
Subadviser (EM Small-Cap Fund and International Small-Cap Fund)	Kayne Anderson Rudnick Investment Management, LLC	Daily with no delay
Subadviser (EM Equity Income Fund and Essential Resources Fund)	KBI Global Investors (North America) Ltd.	Daily with no delay
Subadviser (Bond Fund, CA Tax-Exempt Bond Fund, EM Debt Fund, High Yield Fund, Low Duration Income Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund and Tax-Exempt Bond Fund)	Newfleet Asset Management, LLC	Daily with no delay
Subadviser (Low Volatility Fund)	Rampart Investment Management Company, LLC	Daily with no delay
Subadviser (EM Opportunities Fund, Foreign Opportunities Fund, Global Opportunities Fund and Greater European Fund)	Vontobel Asset Management, Inc.	Daily with no delay
Subadviser Trading Support (EM Opportunities Fund, Foreign Opportunities Fund, Global Opportunities Fund and Greater European Fund)	Northern Trust Corporation	Daily with no delay
Administrator	Virtus Fund Services, LLC	Daily with no delay
Distributor	VP Distributors, LLC	Daily with no delay
Custodian	JPMorgan Chase Bank, N.A.	Daily with no delay
Class Action Service Provider	Battea	Daily with no delay
Sub-Financial Agent	BNY Mellon Investment Servicing (US) Inc.	Daily with no delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Consultant (EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund)	Vestek	Fiscal quarter with 20 day delay
Consultant (Foreign Opportunities Fund)	Rogercasey	Monthly with four day delay
Reconciliation Firm for Subadviser (Kayne Anderson Rudnick) (EM Small-Cap Fund and International Small-Cap Fund)	Fiserve, Inc.	Daily with no delay
Middle Office for Subadviser (Duff & Phelps) (Global Infrastructure Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund), (Kayne Anderson Rudnick) (EM Small-Cap Fund and International Small-Cap Fund), (Rampart) (Low Volatility Fund)	SS&C, Inc.	Daily with no delay
Distributor (EM Opportunities Fund, Foreign Opportunities Fund, Real Estate Fund, Multi-Sector Short Term Bond Fund)	Morgan Stanley Smith Barney LLC	Monthly with four day delay
Portfolio Redistribution Firm (Foreign Opportunities Fund)	Thomson Financial LLC	Fiscal quarter with 20 day delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annually, within 15 business days of end of fiscal year.
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily with no delay
Back-end Compliance Monitoring System	Financial Tracking Technologies, LLC	Daily with no delay
Typesetting and Printing firm for Financial Reports	R.R. Donnelley & Sons Co.	Quarterly, within 15 days of end of reporting period.
Security Lending (as applicable)	Brown Brothers Harriman & Co.	Daily with no delay
Proxy Voting Service	Institutional Shareholder Services	Daily, weekly, monthly, quarterly depending on subadviser
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end
Public Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Reuters	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-,30-, or 60-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-,30-, or 60-day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-,30-, or 60-day delay.
These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Other Virtus Mutual Funds
In addition to the Funds of the Trust, the funds commonly referred to as “Virtus Mutual Funds” also include the series of Virtus Alternative Solutions Trust, Virtus Equity Trust and Virtus Retirement Trust. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:
Class/Shares
Trust	Fund	A	B	C	I	R6
Virtus Alternative Solutions Trust	Credit Opportunities Fund	X		X	X	X
	Multi-Strategy Target Return Fund	X		X	X	X
	Select MLP and Energy Fund	X		X	X
	Strategic Income Fund	X		X	X
Virtus Equity Trust	Contrarian Value Fund	X		X	X	X
	Enhanced Core Equity Fund	X		X	X
	Mid-Cap Core Fund	X		X	X
	Mid-Cap Growth Fund	X	X	X	X
	Quality Large-Cap Value Fund	X		X	X
	Quality Small-Cap Fund	X		X	X	X
	Small-Cap Core Fund	X	X	X	X	X
	Small-Cap Sustainable Growth Fund	X		X	X
	Strategic Allocation Fund	X	X	X
	Strategic Growth Fund	X	X	X	X
	Tactical Allocation Fund	X	X	X
Virtus Retirement Trust	DFA 2015 Target Date Retirement Income Fund	X			X	X
	DFA 2020 Target Date Retirement Income Fund	X			X	X
	DFA 2025 Target Date Retirement Income Fund	X			X	X
	DFA 2030 Target Date Retirement Income Fund	X			X	X
	DFA 2035 Target Date Retirement Income Fund	X			X	X
	DFA 2040 Target Date Retirement Income Fund	X			X	X
	DFA 2045 Target Date Retirement Income Fund	X			X	X
	DFA 2050 Target Date Retirement Income Fund	X			X	X
	DFA 2055 Target Date Retirement Income Fund	X			X	X
	DFA 2060 Target Date Retirement Income Fund	X			X	X

MORE INFORMATION ABOUT FUND INVESTMENT STRATEGIES & RELATED RISKS
The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the Funds' prospectuses. Some of the investment strategies and policies described below and in each Fund's prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.To the extent that a Fund invests primarily in other funds, including ETFs, except as otherwise noted the following descriptions pertain to the underlying mutual funds in which such Fund invests. Generally, Alternatives Diversifier Fund, Herzfeld Fund and Low Volatility Fund and certain of the Trend Funds do not use these techniques directly. Each of those Funds pursues its investment objective(s) by investing its assets in underlying mutual funds and/or ETFs. Each underlying mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund’s investment objective. The following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which the Alternatives Diversifier Fund, the Herzfeld Fund, the Low Volatility Fund and the applicable Trend Funds invest as of the date of this SAI. Please refer to the prospectus and SAI for each ETF and underlying mutual fund for specific details.
Throughout this section, the term “adviser” may be used to refer to a subadviser, if any, and the term the “Fund” may be used to refer to any Fund.
Investment Technique	Description and Risks	Fund-Specific Limitations
Commodities-Related Investing
Commodity-related companies may underperform the stock market as a whole. The value of securities issued by commodity-related companies may be affected by factors affecting a particular industry or commodity. The operations and financial performance of commodity-related companies may be directly affected by commodity prices, especially those commodity-related companies that own the underlying commodity. The stock prices of such companies may also experience greater price volatility than other types of common stocks. Securities issued by commodity-related companies are sensitive to changes in the supply and demand for, and thus the prices of, commodities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for commodity-related companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Certain types of commodities instruments (such as commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

Debt Investing
Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the

Investment Technique	Description and Risks	Fund-Specific Limitations

amount borrowed at the security’s maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but may be sold at a deep discount from their face value.
Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fund’s investment objective depends in part on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Convertible Securities
A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.
Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.
A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.
A Fund’s subadviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly

Investment Technique	Description and Risks	Fund-Specific Limitations

referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High-Yield/High-Risk Fixed Income Securities (Junk Bonds)” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities
Each Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. A Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)
Each Fund may invest in “Yankee bonds”, which are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration
Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Exchange-Traded Notes (ETNs)
Generally, ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer

Investment Technique	Description and Risks	Fund-Specific Limitations

may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risks as other instruments that use leverage in any form.
The market value of ETNs may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”)
Investments in securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.
Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is generally considered to be significantly greater than issuers of higher-rated securities because such securities are usually unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s NAV.
Low-rated securities often contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to

Investment Technique	Description and Risks	Fund-Specific Limitations

redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.
A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If a Fund experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Interest Rate Environment Risk
In the wake of the financial crisis that began in 2007, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). The Federal Reserve has since increased the federal funds rate as of December 2015, however, the United States continues to experience historically low interest rate levels. A low interest rate environment may have an adverse impact on each Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.
However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. A Fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of

Investment Technique	Description and Risks	Fund-Specific Limitations
these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance.
Inverse Floating Rate Obligations
Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.
Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund holding these instruments could lose money and its NAV could decline.
No Fund will invest more than 5% of its assets in inverse floaters.
Letters of Credit
Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the relevant Fund’s subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for Letter of Credit-backed investments.

Loan and Debt Participations and Assignments
A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When a Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
There is typically a limited amount of public information available about loans because loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. Certain of the loans in which a Fund may invest may not be considered “securities,” and therefore the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. A Fund may come into possession of material, non-public information about a borrower as a result of the Fund’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be
The Tax-Exempt Bond Fund may not invest in loan participations and assignments.

Investment Technique	Description and Risks	Fund-Specific Limitations

bought or sold. These restrictions may (i) impede the Fund’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Fund; (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Fund to adverse tax or regulatory consequences.
In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. A Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Fund’s subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”
The Funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the relevant Fund’s subadviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.
Loan participations and assignments may be illiquid and therefore subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Municipal Securities and Related Investments
Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.
Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications,

Investment Technique	Description and Risks	Fund-Specific Limitations

depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.
The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.
Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.
Descriptions of some of the municipal securities and related investment types most commonly acquired by the Funds are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Funds. For the purpose of each Fund’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable Fund’s subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Municipal Bonds
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.

General Obligation Bonds
Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds
Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Revenue Bonds
The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges,

Investment Technique	Description and Risks	Fund-Specific Limitations

and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

Municipal Leases
Each Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult. The Fund’s subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)

Municipal Notes
Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.

Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.
Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.
Tax Anticipation Notes
Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper
Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Investment Technique	Description and Risks	Fund-Specific Limitations
Participation on Creditors’ Committees
While the Funds do not invest in securities to exercise control over the securities’ issuers, each Fund may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the relevant Fund to expenses such as legal fees and may deem the Fund an “insider” of the issuer for purposes of the Federal securities laws, and expose the Fund to material non-public information of the issuer, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Fund’s subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Payable in Kind (“PIK”) Bonds
PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds’ distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.

Ratings
The rating or quality of a debt security refers to a rating agency’s assessment of the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.
After a Fund purchases a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Fund’s subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will invest in securities which are deemed by the Fund’s subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.
Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Investment Technique	Description and Risks	Fund-Specific Limitations
Sovereign Debt
Each Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Brady Bonds
Each Fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.
Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts

Investment Technique	Description and Risks	Fund-Specific Limitations

constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Stand-by Commitments
Each Fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations
Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These securities may carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.
In order to most effectively use these investments, a Fund’s subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most other portfolio securities. If the Fund’s subadviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.
The floating and variable rate obligations that the Funds may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Investment Technique	Description and Risks	Fund-Specific Limitations

When a Fund purchases a floating or variable rate demand instrument, the Fund’s subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds’ custodian subject to a sub-custodian agreement between the bank and the Funds’ custodian.
The floating and variable rate obligations that the Funds may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.
The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.
Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.
A floating or variable rate instrument may be subject to a Fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Zero and Deferred Coupon Debt Securities
Each Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is normally initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.
Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when a Fund invests in zero or deferred coupon bonds, there is a risk that the value of the Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in such bonds.

Investment Technique	Description and Risks	Fund-Specific Limitations

Even though zero and deferred coupon bonds may not pay current interest in cash, each Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, a Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements.

Derivative Investments
Each Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. Each Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.
Each Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When a Fund invests in a derivative, the risks of loss of that derivative may be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, a Fund’s ability to use derivative instruments may be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)
Investments in derivatives may subject a Fund to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. For example, a percentage of the Fund’s assets may be segregated to cover its obligations with respect to the derivative investment, which may make it more difficult for the Fund’s subadviser to meet redemption requests or other short-term obligations.
Investments in derivatives in general are also subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Commodity Interests
Certain of the derivative investment types permitted for the Funds may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. However, each Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, except as otherwise noted below each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under CFTC Regulation 4.13(a)(3).
The CFTC recently adopted amendments to its rules that may affect the Funds’ ability to continue to claim exclusion or exemption from regulation. If a Fund’s use of these techniques would cause the Fund to be considered a “commodity pool” under the CEA, then the Adviser would be subject to registration and regulation as the Fund’s commodity pool operator, and the Fund’s subadviser may be subject to registration and regulation as the Fund’s commodity trading advisor. A Fund may incur additional expense as a result of the
As of the date of this SAI, each Fund intends to limit the use of such investment types as required to qualify for exclusion from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations, and each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under

Investment Technique	Description and Risks	Fund-Specific Limitations
	CFTC’s registration and regulation obligations, and the Fund’s use of these techniques and other instruments may be limited or restricted.	CFTC Regulation 4.13(a)(3).
Credit-linked Notes
Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Equity-linked Derivatives
Each Fund may invest in equity-linked derivative products, the performance of which is designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or to a single stock. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the securities purchased to replicate a particular investment or that such basket will replicate the investment.
Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund Investing” in this section of the SAI for information regarding the implications of a Fund investing in other investment companies.)

Eurodollar Instruments
The Funds may invest in Eurodollar instruments. Eurodollar instruments are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar instruments to hedge against changes in interest rates or to enhance returns.
Eurodollar obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar obligations will undergo the same type of credit analysis as domestic issuers in which a Fund invests.
The Tax-Exempt Bond Fund may not invest in Eurodollar instruments.
Foreign Currency Forward Contracts, Futures and Options
Each Fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If a Fund’s subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency
The Tax-Exempt Bond Fund may not invest in foreign currency forward contracts, futures and options.

Investment Technique	Description and Risks	Fund-Specific Limitations

forward and futures contracts include: (1) dependence on the Fund’s subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of this SAI.)
A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, a Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.
A Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For certain hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.
When engaging in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (A Fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)
The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Investment Technique	Description and Risks	Fund-Specific Limitations

Hedging techniques do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.
A Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.
A Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. A Fund’s subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.
Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
The types of derivative foreign currency exchange transactions most commonly employed by the Funds are discussed below, although each Fund is also permitted to engage in other similar transactions to the extent consistent with the Fund’s investment limitations and restrictions.

Foreign Currency Forward Contracts
A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
A Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be

Investment Technique	Description and Risks	Fund-Specific Limitations
added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.
Foreign Currency Futures Transactions
Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.
Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.
Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.
To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the net amount of the Fund’s obligation. For foreign currency futures transactions, the prescribed amount will generally be the daily value of the futures contract, marked to market.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Funds may invest in futures contracts under specified conditions without being regulated as commodity pools. However, under recently amended CFTC rules the Funds’ ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)

Foreign Currency Options
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding

Investment Technique	Description and Risks	Fund-Specific Limitations

securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
The value of a foreign currency option depends upon the value of the underlying currency relative to the other referenced currency. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.
For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Foreign Currency Warrants
Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between two specified currencies as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants may be used to reduce the currency exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the

Investment Technique	Description and Risks	Fund-Specific Limitations

warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants could be considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Performance Indexed Paper
Performance indexed paper is commercial paper the yield of which is linked to certain currency exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the designated currencies as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLS”)
PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the particular currencies at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the currency to which the security is linked appreciates against the base currency, and is adversely affected by increases in the exchange value of the base currency. “Reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the base currency and adversely impacted by increases in the value of other currency. Interest payments on the securities are generally made at rates that reflect the degree of currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the

Investment Technique	Description and Risks	Fund-Specific Limitations

currency exchange risk, or relatively lower interest rates if the issuer has assumed some of the currency exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Futures Contracts and Options on Futures Contracts
Each Fund may use interest rate, foreign currency, dividend, volatility or index futures contracts. An interest rate, foreign currency, dividend, volatility or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, dividend basket or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate and volatility futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Volatility futures also are traded on foreign exchanges such as Eurex. Dividend futures are also traded on foreign exchanges such as Eurex, NYSE Euronext Liffe, London Stock Exchange and the Singapore International Monetary Exchange.
A Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
Except as otherwise described in this SAI, the Funds will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.
The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified
Each of EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund will sell index futures only if the amount resulting from the multiplication of the then-current level of the indices upon which its futures contracts which would be outstanding do not exceed one-third of the value of the Fund’s net assets. Also, these Funds may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund’s outstanding futures contracts would exceed 5% of the market value of the Fund’s total assets. Each of EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund is limited to investing no more than 25% of its net assets in index futures and options on index futures. These Funds may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of the applicable Fund’s net assets would be hedged, or the sum of the amount of margin deposits on the Fund’s existing futures contracts and premiums paid for

Investment Technique	Description and Risks	Fund-Specific Limitations

during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.
The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the relevant Fund.
To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option on a futures contract, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount. Generally, for cash-settled futures contracts the prescribed amount is the net amount of the Fund’s obligation, and for non-cash-settled futures contracts the prescribed about is the notional value of the reference obligation.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. A Fund’s ability to claim an exclusion or exemption from the definition of a commodity pool may be limited when the Fund invests in futures contracts. (See “Commodity Interests” in this SAI.)
The requirements of the Code for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to options would exceed 5% of the value of the Fund’s total assets.

Investment Technique	Description and Risks	Fund-Specific Limitations

make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.
There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.
The successful use of futures contracts and related options may also depend on the ability of the relevant Fund’s subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.
Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.
The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures

Investment Technique	Description and Risks	Fund-Specific Limitations

market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.
Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.
For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Mortgage-Related and Other Asset-Backed Securities
Each Fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments, where applicable. For this and other reasons, an asset-backed security’s stated maturity may be different, and the security’s total return may be difficult to predict precisely.
If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.
Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.
In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium,
The Tax-Exempt Bond Fund may not invest in mortgage-backed securities.

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unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.
Duration is one of the fundamental tools used by a Fund's subadviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” therefore is generally considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve a subadviser’s estimates of future economic parameters, which may vary from actual future values. Generally, fixed income securities with longer effective durations are more responsive to interest rate fluctuations than those with shorter effective durations. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.
Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Funds are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by the Funds.

Collateralized Mortgage Obligations (“CMOs”)
CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.
CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.
FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its

Investment Technique	Description and Risks	Fund-Specific Limitations

scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals
CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage Pass-through Securities
Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not

Investment Technique	Description and Risks	Fund-Specific Limitations

insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s subadviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities, and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Investment Technique	Description and Risks	Fund-Specific Limitations

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Other Asset-Backed Securities
Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.
Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage-backed Securities (“SMBS”)
SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will

Investment Technique	Description and Risks	Fund-Specific Limitations

receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Each Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the relevant Fund’s investment objectives and policies.

Options
Each Fund may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, volatility, credit default, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.
A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.
To the extent required to comply with SEC Release No. IC-10666, options written by a Fund will be covered and will remain covered as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the
Options written by the Low Volatility Fund will not be required to be covered as described herein, except to the extent required to comply with SEC Release No. IC-10666.

Investment Technique	Description and Risks	Fund-Specific Limitations

option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.
To the extent required to comply with SEC Release No. IC-10666, when entering into an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount. For options transactions, the prescribed amount will generally be the market value of the underlying instrument but will not be less than the exercise price.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
Options trading is a highly specialized activity that entails more complex and potentially greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
There are several other risks associated with options. For example, there are significant differences among the securities, currency, volatility, credit default and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening

Investment Technique	Description and Risks	Fund-Specific Limitations

transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The staff of the SEC currently takes the position that options not traded on registered domestic securities exchanges and the assets used to cover the amount of the Fund’s obligation pursuant to such options are illiquid, and are therefore subject to each Fund’s limitation on investments in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Options on Indexes and “Yield Curve” Options
Each Fund may enter into options on indexes or options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.
With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Reset Options
In certain instances, a Fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased

Investment Technique	Description and Risks	Fund-Specific Limitations

or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Swaptions
A Fund may enter into swaption contracts, which give the right, but not the obligation, to buy or sell an underlying asset or instrument at a specified strike price on or before a specified date. Over-the-counter swaptions, although providing greater flexibility, may involve greater credit risk than exchange-traded options as they are not backed by the clearing organization of the exchanges where they are traded, and as such, there is a risk that the seller will not settle as agreed. A Fund’s financial liability associated with swaptions is linked to the marked-to-market value of the notional underlying investments. Purchased swaption contracts are exposed to a maximum loss equal to the price paid for the option/swaption (the premium) and no further liability. Written swaptions, however, give the right of potential exercise to a third party, and the maximum loss to the Fund in the case of an uncovered swaption is unlimited.

Swap Agreements
Each Fund may enter into swap agreements on, among other things, interest rates, indices, securities and currency exchange rates. A Fund’s subadviser may use swaps in an attempt to obtain for the Fund a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily on the Fund’s accounting records (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

Investment Technique	Description and Risks	Fund-Specific Limitations

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund’s subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants and must meet certain conditions (each pursuant to the CEA and regulations of the CFTC). However, recent CFTC rule amendments dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)
Recently, the SEC and the CFTC have developed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swap transactions. Under the new regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Fund engaging in swap transactions may incur additional expenses as a result of these new regulatory requirements. The Adviser is continuing to monitor the implementation of the new regulations and to assess their impact on the Funds.

Credit Default Swap Agreements
Each Fund may enter into credit default swap agreements. A credit default swap is a bilateral financial contract in which one party (the protection buyer) pays a periodic fee in return for a contingent payment by the protection seller following a credit event of a reference issuer. The protection buyer must either sell particular obligations issued by the reference issuer for its par value (or some other designated reference or strike price) when a credit event occurs or receive a cash settlement based on the difference between the market price and such reference price. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however, if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a periodic fee throughout the term of the contract, provided there is no default event; if an event of default occurs, the Fund must pay the buyer the full notional value of the

Investment Technique	Description and Risks	Fund-Specific Limitations

reference obligation. The value of the reference obligation received by the Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund.
As with other swaps, when a Fund enters into a credit default swap agreement, to the extent required by applicable law and regulation the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the Fund’s net exposure under the swap (the “Segregated Assets”). Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to pay the cash equivalent value of the asset. Therefore, the cover amount will be the notional value of the underlying credit. With regard to selling protection on an index (CDX), as a practical matter, the Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into swap agreements only with counterparties deemed creditworthy by the Fund’s subadviser.

Dividend Swap Agreements
A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded over the counter rather than on an exchange.

Inflation Swap Agreements
Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments. One factor that may lead to changes in the values of inflation swap agreements is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap agreement.

Investment Technique	Description and Risks	Fund-Specific Limitations
Total Return Swap Agreements
“Total return swap” is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based upon an agreed rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. A total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, which is often LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between the two parties. No notional amounts are exchanged with total return swaps.

Variance and Correlation Swap Agreements
Variance swap agreements are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Actual variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swap agreements are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

Equity Securities
The Funds may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.
Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Investment Technique	Description and Risks	Fund-Specific Limitations

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Securities of Small and Mid Capitalization Companies
While small and medium-sized issuers in which a Fund invests may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When a Fund invests in small or mid-capitalization companies, these factors may result in above-average fluctuations in the NAV of the Fund’s shares. Therefore, a Fund investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in a Fund solely investing in such securities should not be considered a complete investment program.
Market capitalizations of companies in which the Funds invest are determined at the time of purchase.

Unseasoned Companies
As a matter of operating policy, each Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. Generally a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

Foreign Investing
The Funds may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Funds may also invest in domestic securities denominated in foreign currencies.
Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market
The Emerging Markets Opportunities Fund may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Low Duration Income Fund (with respect to 20% of its total assets) may invest in non-convertible and convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and

Investment Technique	Description and Risks	Fund-Specific Limitations

value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.
Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.
The Trust may use an eligible foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.
Settlement procedures relating to the Funds’ investments in foreign securities and to the Funds’ foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds’ domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.
pay interest in U.S. dollars.
Depositary Receipts	Each Fund permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of	The Tax-Exempt Bond Fund may not invest in Depositary Receipts.

Investment Technique	Description and Risks	Fund-Specific Limitations

underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund’s investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.
Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values generally depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)

Emerging Market Securities
The Funds may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above.
Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While a Fund’s subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

Investment Technique	Description and Risks	Fund-Specific Limitations

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.
Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Foreign Currency Transactions
When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Further, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.
As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Fund’s subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Fund’s subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

Investment Technique	Description and Risks	Fund-Specific Limitations

In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities.
A Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Fund’s subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.
While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.
When a Fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Fund incurs expenses in converting assets from one currency to another. A Fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives” in this section of the SAI.

Foreign Investment Companies
Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For additional information, see “Mutual Fund Investing” in this section of the SAI.

Privatizations
The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Funding Agreements	Each Fund may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance

Investment Technique	Description and Risks	Fund-Specific Limitations

product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.

Guaranteed Investment Contracts
Each Fund may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
The Tax-Exempt Bond Fund may not invest in guaranteed investment contracts.
Illiquid and Restricted Securities
Each Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.
Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Fund’s subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.
The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.
Although the securities described in this section generally will be considered illiquid, a security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security and therefore these securities may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to each Fund’s subadviser the day-to-day determination of the liquidity of such securities in the respective Fund’s portfolio, although they have retained oversight and ultimate responsibility for such determinations.

Investment Technique	Description and Risks	Fund-Specific Limitations

Although no definite quality criteria are used, the Trustees have directed the subadvisers to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) availability of market quotations; and (iv) other permissible factors. The Trustees monitor implementation of the guidelines on a periodic basis.
If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant Fund’s subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund holding them to decline. A security that is determined by a Fund’s subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.
Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.
Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Leverage
Each Fund may employ investment techniques that create leverage, either by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). As a result, when a Fund enters into such transactions the transactions may be subject to the same requirements and restrictions as borrowing. (See “Borrowing” below for additional information.)
The following are some of the Funds’ permitted investment techniques that are generally viewed as creating leverage for the Funds.

Borrowing
A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority

Investment Technique	Description and Risks	Fund-Specific Limitations

with jurisdiction. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage “Dollar-Roll” Transactions
Each Fund may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. If the income and capital gains from the Fund’s investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar roll.
Dollar-roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Fund’s subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Reverse Repurchase Agreements
Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.
Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of

Investment Technique	Description and Risks	Fund-Specific Limitations

the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.
Because reverse repurchase agreements are considered borrowing under the 1940 Act, while a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the Fund’s subadviser deems creditworthy, but such investments are still subject to the risks of leverage discussed above.

Master Limited Partnerships
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Fund’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit. Certain MLPs may trade less frequently than other securities, and those with limited trading volumes may display volatile or erratic price movements.

Money Market Instruments
Each Fund may invest in money market instruments, which are high-quality short-term investments. The types of money market instruments most commonly acquired by the Funds are discussed below, although each Fund is also permitted to invest in other types of money market instruments to the extent consistent with the Fund’s investment limitations and restrictions.

Banker's Acceptances
A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Certificates of Deposit	Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They

Investment Technique	Description and Risks	Fund-Specific Limitations

generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks
The money market instruments in which the Funds may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of each Fund’s investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
U.S. Government Obligations
Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.
Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Mutual Fund Investing	Each Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.

Investment Technique	Description and Risks	Fund-Specific Limitations

Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.
In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.
In certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)
Under the 1940 Act, a Fund generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules to permit funds of funds to exceed these limits when complying with certain conditions, which differ depending upon whether the funds in which a fund of funds invests are affiliated or unaffiliated with the fund of funds. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Funds may rely on these exemptive rules and/or orders to invest in affiliated or unaffiliated mutual funds and/or unaffiliated ETFs. In addition to this, the Trust has obtained exemptive relief permitting the Funds to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.
The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring a Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Investment Technique	Description and Risks	Fund-Specific Limitations

Certain investment companies in which the Funds may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Funds of investing in commodity interests.)
Investors in each Fund should recognize that when a Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investment Trusts (REITs)
Each Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.
REITs can generally be classified as follows:
•
Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.
•
Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
•
Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.
REITs are structured similarly to closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)
Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.
Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the

Investment Technique	Description and Risks	Fund-Specific Limitations

Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of the SAI.)

Repurchase Agreements
Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.
A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.
Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant Fund’s subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.
Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.
Repurchase agreements of more than seven days’ duration are subject to each Fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.
Securities Lending
Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.
A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.
Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an

Investment Technique	Description and Risks	Fund-Specific Limitations

indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.
No Fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short Sales
Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.
When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.
When a Fund sells securities short, to the extent required by applicable law and regulation the Fund will “cover” the short sale, which generally means that the Fund will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the securities sold short, reduced by any amount deposited as margin. Alternatively, the Fund may “cover” a short sale by (a) owning the underlying securities, (b) owning securities currently convertible into the underlying securities at an exercise price equal to or less than the current market price of the underlying securities, or (c) owning a purchased call option on the underlying securities with an exercise price equal to or less than the price at which the underlying securities were sold short.

Special Situations
Each Fund may invest in special situations that the Fund’s subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.
A special situation arises when, in the opinion of the Fund’s subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Investment Technique	Description and Risks	Fund-Specific Limitations

Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Temporary Investments
When business or financial conditions warrant, each Fund may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)
For temporary defensive purposes, during periods in which a Fund’s subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Fund’s subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).
In the case of the Emerging Markets Opportunities Fund, the short-term and medium-term debt securities it may employ on a temporary basis consist of (a) obligations of governments, agencies or instrumentalities of any member state of the OECD; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund’s credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities.
Warrants or Rights to Purchase Securities
Each Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s subadviser for inclusion in the Fund’s portfolio. Included are warrants

Investment Technique	Description and Risks	Fund-Specific Limitations

and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)
Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions
Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying

Investment Technique	Description and Risks	Fund-Specific Limitations

securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.
When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. However, the Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous and could cause the Fund to incur expenses associated with unwinding the transaction.
When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.
The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

CA TAX-EXEMPT BOND FUND ONLY
Special California Risk Factors
The following information as to certain State risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in State and municipal issues.  Such information does not purport to be a complete description, including official statements relating to securities offerings of State and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

The California Constitution and various state statutes limit the taxing and spending authority of the state of California (the “State”). This may impair the ability of State issuers to maintain debt service on their obligations, or earmark the use of tax revenues, as summarized below.
Certain of the State’s municipal securities in which the Fund may invest may be obligations of issuers that rely in whole or in part on State revenues for payment of these obligations. Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and various entities is unclear.
Article XIIIA, Article XIIIB, Article XIIIC, Article XIIID and Propositions 98, 111 and 39, among others, were each adopted as measures that qualified for the ballot pursuant to California’s initiative process. From time to time other initiative measures could be adopted, further affecting State revenues or the State’s ability to expend revenues. Certain legislation enacted in the State could significantly limit State agencies’, local governments’ and districts’ ability to collect sufficient funds to meet debt service on bonds and other obligations.
Article XIIIA of the California Constitution, as amended, places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Articles XIIIC and XIIID of the California Constitution provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995, by local government must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments or charges imposed by the local government. In March 2004, State voters approved two ballot measures, collectively known as the Economic Recovery Bond Measures, Propositions 57 and 58. The “Balanced Budget Act” was implemented in 2004 as a result of these measures and amended in 2014 by Proposition 2.
The Balanced Budget Act includes a provision for a “Rainy Day” fund requiring that beginning in fiscal 2006-07, depending on the strength of the economy, from 1% to 3% of annual General Fund revenues must be set aside in a reserve fund, the Budget Stabilization Account (“BSA”). Additionally, the Balanced Budget Act mandates that projected expenditures cannot exceed projected revenues. In November 2010, State voters approved two more ballot measures, Propositions 25 and 26. Proposition 25 amends the State Constitution to change the legislative vote requirement necessary to pass the State budget and spending bills related to the budget from two-thirds to a simple majority, while preserving the two-thirds requirement for changes in tax rates. Proposition 26 amends the State Constitution to require a two-thirds supermajority vote in the California State Legislature to pass many fees, levies, charges and tax revenue allocations that under the state’s previous rules could be enacted by a simple majority vote.
In November 2012 State voters approved Proposition 30 to increase sales and income taxes throughout the next several fiscal years. The State’s sales tax increased to 7.5% from 7.25% for a period of four years, and State income taxes increased for a period of seven years on taxpayers earning more than $250,000 per year by amounts ranging from 1% on taxpayers earning over $250,000 but less than $300,000 per year to 3% on taxpayers earning more than $1 million per year. The Legislative Analyst’s Office (“LAO”) projected that Proposition 30 would result in an average annual State revenue gain of  $5 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal 2018-19. Smaller amounts of revenue are expected from Proposition 39, which requires multistate businesses to pay State income taxes based on sales in the State and eliminates other alternative formulas for calculating California income taxes. The LAO estimates Proposition 39 will generate $1 billion in additional revenue annually, growing over time. In November 2016 the voters of California approved Proposition 55, which extended the Proposition 30 income tax increase on incomes over $250,000 for an additional 12 years to fund education and healthcare.
The 2016 Budget Act, enacted June 27, 2016, includes a multi-year plan that is balanced through fiscal year 2018-19. Major new spending is restricted to one-time investments, such as infrastructure, affordable housing and addressing the effects of the drought. The 2016 Budget Act accelerates the growth of the Rainy Day fund by depositing an additional $2 billion into the BSA beyond current constitutional requirements. The State continues to pay down debt as required by Proposition 2, discussed below. Starting in fiscal year 2015-16, 1.5 percent of annual General Fund revenues, plus the excess of capital gains tax receipts above a certain level, not necessary to fund Proposition 98, are applied equally to funding the BSA and paying down state debts and liabilities.

In November 2014, State voters approved Proposition 2, which amends the State Constitution by requiring the State to spend a minimum amount on debt repayment, altering the State’s requirements for the BSA, and establishing a Public School System Stabilization Account (“PSSSA”). Proposition 2 requires the State to spend at least 0.75 percent of General Fund revenues, currently approximately $900 million, each year to pay down debts for pension and retiree health benefits (in addition to funds already required under law) and specified debts to local governments and other state accounts. The State also will be required to use a portion of higher-than-average capital gains-tax related revenues to pay down additional debt. Proposition 2 also changes the amount deposited annually in the BSA, increasing the maximum size of the BSA to 10 percent of General Fund revenues, and restricting the situations in which the State can deposit a lesser amount into the BSA or withdraw money from the BSA to specified “budget emergencies.” The PSSSA established by Proposition 2 will be funded by a transfer of a portion of above-average capital gains-related tax revenues if and when generated.
Certain State municipal securities that the Fund may own may be secured in whole or in part by mortgages or real property deeds of trust, and the rights of the Fund to obtain payment from such security may be constrained by State laws addressing nonjudicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on the ability to receive pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.
Litigation may play a role in the future of the State’s economy, as it is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.
On May 29, 2002, the California Court of Appeal for the Second District decided the case of Howard Jarvis Taxpayers Association, et al. v. Kathleen Connell (as Controller of the State of California). The Court of Appeal held that a final budget bill, an emergency appropriation, a self-executing authorization pursuant to state statutes (such as continuing appropriations) or the California Constitution or a federal mandate is necessary for the State Controller to disburse funds. To the extent the holding in such case would apply to payments expected to be received by an issuing state agency, the requirement that there be either a final budget bill or an emergency appropriation may result in the delay of such payments to such agency if such required legislative action is delayed, unless the payments are self-executing authorizations or are subject to a federal mandate. On May 1, 2003, the California Supreme Court upheld the holding of the Court of Appeal, stating that the Controller is not authorized under State law to disburse funds prior to the enactment of a budget or other proper appropriation, but under federal law, the Controller is required, notwithstanding a budget impasse and the limitations imposed by State law, to pay timely those State employees who are subject to the minimum wage and overtime compensation provisions of the federal Fair Labor Standards Act.
Other budget-related litigation against the State includes actions challenging (i) Cap and Trade Program activities; (ii) school financing; and (iii) statutes that reformed the California Redevelopment Law. There also are multiple tax cases challenging, among other taxes (i) the legislature’s modification of the Revenue and Taxation Code Section that double-weighs the sales factor in the State’s apportionment of income formula for the taxation of multi-state businesses; (ii) the fee imposed under Revenue and Taxation Code Section 17942 on limited liability companies; (iii) the State’s right to require interstate unitary businesses to report their income on a combined basis while allowing intrastate unitary businesses to report the income of each business entity on a separate basis; and (iv) the validity of a Board of Equalization regulation that requires sales tax on mobile telephones to be based on the full unbundled price of the telephone rather than any discounted price contingent on a service plan commitment.
California Economic Outlook
The effect that general economic conditions within the State and the effect that the State’s budgetary problems may have in the future on the ability of State issuers to meet their obligations cannot be predicted. In addition to unfunded liabilities of government pensions (see below), California faces $400 billion in unfunded liabilities and debt from public pension, retiree health care and bonds.
The 2016 Budget Act projects $1.8 billion in the Special Fund for Economic Uncertainties and $6.7 billion in the BSA (Rainy Day fund) at the end of fiscal year 2016-17.
As of July 1, 2016, the state had more than $84.7 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the state’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2016, there were more than $27.6 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $3.6 billion of authorized and unissued lease revenue bonds.
General Fund revenues and transfers for fiscal year 2016-17 are projected at $120.3 billion, an increase of  $3.3 billion or 2.8 percent compared with a revised estimate of  $117.0 billion in General Fund revenues and transfers for fiscal year 2015-16. These estimates include transfers to the BSA of  $3.3 billion for fiscal year 2016-17 ($2 billion more than required by law) amd $1.8 billion for fiscal year 2015-16.
General Fund expenditures for fiscal 2016-17 are projected at $122.5 billion, an increase of $6.9 billion, or 6.0 percent, compared to a revised estimate of  $115.6 billion in General Fund expenditures for fiscal 2015-16. The projected excess of expenditures over revenues and transfers is due in part to the budgetary accounting treatment of the BSA transfer, described in the next paragraph, and to the significant amount of expenditures to pay down the State’s “wall of debt” liabilities.
In recent years the State has paid off billions of dollars of budgetary borrowings, debts and deferrals that were accumulated in order to balance budgets during the previous recession and prior years. Under Proposition 58, half this amount will remain in the BSA, and half will be transferred to a redemption account to retire Economic Recovery Bonds.
The State manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing and internal borrowing by the General Fund from over 700 special funds. Since June 2008, the General Fund has typically ended each fiscal year with a net borrowing from these special funds. The State ended fiscal year 2015-16 with a net borrowing of  $646 million from special funds. The 2016-17 Budget provides for repaying loans from special funds ($454 million), repaying prior years of Proposition 98 underfunding ($218 million), repaying pre-Proposition 42 (2002) transportation loans ($173 million), prefunding state retiree health care benefits ($278 million) and helping to pay down the unfunded liability associated with the University of California’s retirement system ($171 million).
Despite the recent significant budgetary improvements, there remain a number of major risks and pressures that threaten the state’s financial condition, including the need to repay billions of dollars of obligations which were deferred to balance budgets during the economic downturn.
Combined, the total unfunded pension liabilities for all State and local government workers in California hit $241.3 billion at June 30, 2014 (the latest year for which data is available). The two main state pension funds face large unfunded future liabilities. The California Public Employees Retirement System ("CalPERS") reported an unfunded accrued liability allocable to state employees (excluding judges and elected officials) as of June 30, 2015, of $49.6 billion on a market value of assets (“MVA”) basis (an increase of $6.3 billion from the June 30, 2014 Valuation). The California State Teachers’ Retirement System (“CalSTRS”) reported the unfunded accrued liability of its Defined Benefit Plan as of June 30, 2015 at $76.2 billion on an actuarial value of assets (“AVA”) basis (an increase of $3.5 billion from the June 30, 2014 valuation), and $72.6 billion on an MVA basis (an increase of $10.8 billion from the June 30, 2014 valuation).
General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $3.1 billion and $2.47 billion, respectively, for the 2016-17 fiscal year.
There can be no assurances that the state’s annual required contributions to CalPERS and CalSTRS will not significantly increase in the future. The actual amount of any increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience and retirement benefit adjustments. The Governor signed Chapter 47, Statutes of 2014 (AB 1469) on June 24, 2014, that increases statutorily required contributions to CalSTRS from the state, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan includes additional increases in contribution rates for the state, school districts, and teachers over the next several years in order to eliminate the current CalSTRS unfunded liability by 2045-46. Recent action by the CalPERS Board to revise amortization and smoothing policies is expected to result in more rapid increases in state retirement contributions commencing in fiscal year 2015-16. The Board in February 2014 also adopted staff recommendations to change mortality and other assumptions, which will result in increased contribution rates that started in fiscal year 2014-15.
The State also provides postemployment health care and dental benefits to state employees and their spouses and dependents (when applicable) and utilizes a “pay-as-you-go” funding policy. These are sometimes referred to as Other Post Employments Benefits or “OPEB.” As reported in the state’s OPEB Actuarial Valuation Report, the state has an Unfunded Actuarial Accrued Liability relating to state retirees’ other postemployment benefits of approximately $74.10 billion as of June 30, 2015.
In addition, the state’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. There can be no assurance that the State will not face fiscal stress and cash pressures again, or that other impacts of the current economic situation will not materially adversely affect the financial condition of the State.

Impact of Health Care Reform
The federal Affordable Care Act (the “ACA”) has resulted in a significant net increase in General Fund program costs in fiscal year 2013-14 and subsequent fiscal years. The net impact of the ACA on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums and savings resulting from the ACA as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange.
Since January 1, 2014, approximately 6 million Californians have obtained health insurance either through the State’s insurance exchange (Covered California) or through the two-part (mandatory and optional) expansion of Medi-Cal.
The optional extension of Medi-Cal extended eligibility to adults without children, and parent and caretaker relatives with incomes up to 138 percent of the federal poverty level. The 2016 Budget Act includes costs of  $16.2 billion ($819.5 million General Fund) in fiscal year 2016-17 for the optional expansion. The federal government has committed to pay nearly 100 percent of the costs of this expansion for the first three years. Beginning January 1, 2017, the State will begin to assume 5 percent of these costs increasing to 10 percent in fiscal 2020-21. By fiscal year 22-21 the General Fund share for the optional expansion is projected to be $2.5 billion.
Earthquake Risk
Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of  (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Drought
The current drought is one of the most severe in California’s history but is not expected to impact sectors of the California economy beyond the agricultural sector. The State has taken actions to address drought conditions, including encouraging water conservation, facilitating water management where possible, and providing funding for water infrastructure projects. The storms in the winter of 2015-16 provided some relief but a full recovery from the drought is expected to be slow and require much more rain and snowfall.
Bond Ratings
As of October 18, 2016, the State’s general obligation debt was rated Aa3 by Moody’s, AA- by S&P, and AA- by Fitch. Moody’s, S&P and Fitch have assigned stable outlooks for their ratings. These ratings apply to only the State’s general obligation bonds. They are not indicative of ratings assigned to bonds issued by counties, cities, districts or other local agencies.
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.  See the description of  “Ratings” under the heading “More Information About Fund Investment Strategies & Related Risks” for additional information about securities ratings.
Puerto Rico
Gross national product (“GNP”) has been subdued for many years. Puerto Rico has been in a recession since fiscal year 2006-07 and suffers from chronic budget gaps, and an economy in or near recession for around ten years.
Since February of 2014, the credit ratings of the Commonwealth’s general obligation bonds and Commonwealth guaranteed bonds, as well as the ratings of most of the Commonwealth’s public corporations, have been lowered (more than once in most cases) to noninvestment grade by Moody’s, S&P, and Fitch. The most recent downgrade occurred on July 12, 2016.
In June 2015, the Governor of Puerto Rico, Alejandro García Padilla (“Governor”), announced that Puerto Rico’s debt is “unpayable” under its current terms. As such, on April 6, 2016 the Governor signed into law Act 21-2016, as amended, known as the “Puerto Rico Emergency Moratorium and Financial Rehabilitation Act”, which, among other things: authorizes the Governor to declare a state of emergency over the Commonwealth and its instrumentalities effectively suspending payments on debt obligations, enacting a stay over claims for a temporary period for the Commonwealth, the Government Development Bank, the Economic Development Bank for Puerto Rico, and certain additional government instrumentalities; authorizes the creation of a bridge bank, in order to facilitate the transfer of certain assets and liabilities to new entities to continue bank operations; and creates the Puerto Rico Fiscal Agency and Financial Advisory Authority to assume the role of the Commonwealth’s fiscal agent and oversee debt restructuring efforts. Several executive orders have been approved thereunder declaring a state of emergency over certain governmental instrumentalities and declaring a moratorium over some of their payment obligations. The temporary period set forth under Act No. 21 lasts until January 31, 2017, with a possible two-month extension in the Governor’s discretion.
Moreover, on June 30, 2016, the President of the United States of America, Barack Obama, signed into law the Puerto Rico Oversight Management and Economic Stability Act (“PROMESA”). Under PROMESA, a federal oversight board (“Oversight Board”) was established with broad powers over Puerto Rico’s fiscal and budget matters. As such, the Government of Puerto Rico shall submit for the Oversight Board’s approval proposed budgets in accordance with modified accrual accounting standards and expenditures not to exceed revenues for each fiscal year in order for Puerto Rico to achieve adequate access to short term and long term credit markets at reasonable interest rates to meet borrowing needs. PROMESA also imposes an automatic stay on creditors who hold liability claims (defined generally as bonds, notes and other financial debt). Thus, creditors are prevented from taking or continuing to pursue actions against Puerto Rico and its instrumentalities until March 1st, 2017 (subject to extension of up to 60 additional days by court or 75 additional days by the Board).
Additionally, PROMESA provides for a process of submission and approval of a voluntary agreement modifying bond claims, which may be proposed by the issuer of the bond or by one or more holders of the right to vote the issuer’s outstanding bonds. If proposed by the latter, the Oversight Board may accept the proposed modification on behalf of the issuer. As a second option for debt relief, PROMESA provides for the commencement of an adjustment of a debt case, where Puerto Rico or the covered instrumentality, with the approval of the Oversight Board, may file a petition with the federal district court seeking to restructure its debts. This avenue is similar but not identical to a case filed under chapter 9 of the U.S. Bankruptcy Code.
During the Oversight Board’s first official meeting on September 30, 2016, the Oversight Board called for the government’s fiscal plan to be delivered on October 14, 2016 and designated as Covered Entities the Central Government; the island’s three retirement systems (Employees Retirement System; Teachers Retirement System; Judiciary Retirement System), the University of Puerto Rico, and the following public corporations or Commonwealth’s instrumentalities: Aqueduct & Sewer Authority; Electric Power Authority; Children’s Trust; Convention Center District Authority; Economic Development Bank; Government Development Bank; Financial Advisory & Fiscal Agency Authority; Highways & Transportation Authority; Housing Financing Authority; Industrial Development Company; Infrastructure Financing Authority; Municipal Financing Authority; Ports Authority; Public Buildings Authority; Public Broadcasting Corp.; Supervision & Insurance of Cooperatives Corporation (COSSEC); Public Finance Corporation; Sales Tax Financing Corporation; State Insurance Fund Corporation; UPR Plaza Universitaria; Tourism Company, and all other entities that are affiliated with, are subsidiaries of, or succeed the above mentioned entities.
On October 14, 2016, the Commonwealth presented to the Oversight Board its Fiscal Plan. According to the Administration’s Fiscal Plan, “the austerity measures have not been enough to eliminate deficits, which led to significant deficit financing and a ballooning debt load during the period [last decade]. Economic decline has also persisted, driving emigration to the U.S. mainland, as evidenced by Puerto Rico’s population declining by 9% over the decade”. On November 23, 2016, the Oversight Board issued a letter to the Governor of Puerto Rico requesting a revised fiscal plan by December 15th, 2016, and provided guidelines and principles which should be followed for the submittal of the revised Fiscal Plan.
On November 8, 2016, General Elections were celebrated in Puerto Rico and Dr. Ricardo Rosselló-Nevares was elected Governor of Puerto Rico. Dr. Roselló-Nevarez was sworn in as Puerto Rico’s new Governor on January 2, 2017.
INVESTMENT LIMITATIONS
Fundamental Investment Limitations
Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of  (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.
With respect to all of the Funds, except as noted, each Fund may not:

(1)
With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This restriction does not apply to the Alternatives Diversifier Fund, EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund.)

(2)
Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities), except: (a) the Global Infrastructure Fund will concentrate its assets in the public infrastructure industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services; and (b) the Global Real Estate Fund, International Real Estate Fund and Real Estate Fund will each concentrate its assets in the real estate industry. Additionally, this prohibition shall not apply to the purchase of investment company shares by any of the Fund of Funds.

(3)
Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)
Issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.

(5)
Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6)
Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7a)
Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities). (This restriction applies to all Funds except Emerging Markets Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund.)

(7b)
Purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities. (This restriction applies to the Emerging Markets Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund.)

(8a)
Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (This restriction applies to the Real Estate Fund and Sector Trend Fund.)

(8b)
Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (This restriction applies to the Alternatives Diversifier Fund, Bond Fund, CA Tax-Exempt Bond Fund, EM Debt Fund, EM Equity Income Fund, EM Small-Cap Fund, Equity Trend Fund, Essential Resources Fund, Foreign Opportunities Fund, Global Equity Trend Fund, Global Infrastructure Fund, Global Opportunities Fund, Global Real Estate Fund, Greater European Fund, Herzfeld Fund, High Yield Fund, International Equity Fund, International Real Estate Fund, International Small-Cap Fund, International Wealth Masters Fund, Low Volatility Fund, Multi-Asset Trend Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund and Wealth Masters Fund.)

(8c)
Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities. The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan). (This restriction applies to the Emerging Markets Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund.)

With respect to investment limitation (2) above, when selecting investments for a Fund, the Subadviser will consider the concentration policy of any exchange-traded fund (“ETFs”), mutual funds and closed-end funds. For purposes of determining the amount of each Fund's assets invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of related industries, the Funds will look through to the securities held by an affiliated mutual fund in which the Fund invests; however, as of the date of this SAI the Funds will not look through to the securities held by any ETFs, unaffiliated mutual funds and/or closed-end funds in which the Fund invests.
Except with respect to investment restriction (3) above, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.
Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. The Funds have obtained exemptive relief from the SEC to permit them to invest in affiliated and unaffiliated funds, including ETFs, beyond the statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. Each Fund may rely on the various exemptive orders to invest in shares of other mutual funds, including ETFs as applicable.
Non-Fundamental Investment Restrictions (Foreign Opportunities Fund only)
The Board has adopted the following additional investment restrictions for the Foreign Opportunities Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval.
(1)
The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore (“short sales against the box”). In addition, the Fund may engage in “naked” short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund’s naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(2)
The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(3)
The Fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(4)
The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A”), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under “Illiquid Securities” in the “Investment Strategies and Related Risks” section.

(5)
The Fund may not invest in companies for the purpose of exercising control of management.

Non-Fundamental Investment Limitations (Emerging Markets Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund only)
Additional investment limitations adopted by each Fund, which may be changed by the Board of Trustees without shareholder approval, are as follows:
(1)
No diversified Fund may, with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

(2)
No Fund may, with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

(3)
No Fund may purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities.

(4)
No Fund may invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

(5)
No Fund may make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales.

MANAGEMENT OF THE TRUST
Trustees and Officers
The Board is responsible for the overall supervision of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the Funds’ daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.
Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Mutual Funds and the address of each individual is 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees*
Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945	Served since 2016.	65	Retired	Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1961	Served since 2016.	69	Retired.	Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943	Served since 2016.	65	Retired.	Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
Mallin, John R. YOB: 1950	Served since 2016.	65	Partner/Attorney (since 2003), McCarter & English LLP Real Property Practice Group and Member (since 2014), Counselors of Real Estate.	Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizon, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945	Served since 2015.	65	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip Chairman YOB: 1946	Served since 1999.	74	Retired	Director and Chairman (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
McNamara, Geraldine M. YOB: 1951	Served since 2001.	69	Retired.	Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Oates, James M. YOB: 1946	Served since 2000.	70	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services) Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
Segerson, Richard E. YOB: 1946	Served since 2000.	65	Retired.	Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942	Served since 2005.	65	Director (1998 to July 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies.	Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).
*Those Trustees listed as “Independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Interested Trustee
Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R. YOB: 1964	Served since 2006.	71	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund);Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.
Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex.	Executive Vice President, Fund Services (since 2016), and Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), and Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex.	Senior Vice President (since 2009), and Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), and Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), and Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), and Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), and Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Leadership Structure and the Board of Trustees
The Board is currently composed of eleven trustees, including ten Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.
The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an

Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Board has established several standing committees to oversee particular aspects of the Funds’ management. The members of each Committee are set forth below:
The Audit Committee
The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are Thomas J. Brown, Chairperson, Donald C. Burke, Roger A. Gelfenbien, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.
The Compliance Committee
The Compliance Committee is responsible for overseeing the Funds’ compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Funds’ officers, including the Funds’ CCO, the Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee will be composed entirely of Independent Trustees; its members are Hassell H. McClellan, Chairperson, John R. Mallin, Geraldine M. McNamara, and James M. Oates. The Committee met two times during the Trust's last fiscal year.
The Executive Committee
The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin, Chairperson, Thomas J. Brown, Hassell H. McClellan and James M. Oates. The Committee did not meet during the Trust's last fiscal year.
The Governance and Nominating Committee
The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Philip R. McLoughlin and Geraldine M. McNamara. The Committee met four times during the Trust's last fiscal year.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the Trust’s secretary. Any shareholder nominee recommendations should be sent to the attention of the committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
George R. Aylward
In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Thomas J. Brown
Mr. Brown, currently retired, was employed in senior business and accounting roles with financial services companies for over twenty-five years, and he has over sixteen years of experience as a director/trustee of unaffiliated funds. Mr. Brown is also a trustee of several other open-end funds managed by the Adviser.
Donald C. Burke
Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Roger A. Gelfenbien
Mr. Gelfenbien, currently retired, was employed as an accountant and consultant in the financial services sector for over thirty years, as well as having over eleven years experience with an unaffiliated fund as a director. Mr. Gelfenbien is also a trustee of several other open-end funds managed by the Adviser.
John R. Mallin
Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by the Adviser.
Hassell H. McClellan
Mr. McClellan, currently retired, has extensive business experience in advising and consulting with companies to improve the companies’ management and operations, as well as serving as a business educator at several colleges. Mr. McClellan also has over twelve years of experience as a director of unaffiliated funds. Mr. McClellan is also a trustee of several other open-end funds managed by the Adviser.
Philip R. McLoughlin
Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm's advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company's mutual funds and closed-end funds, and had direct oversight responsibility for the funds' portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.
Geraldine M. McNamara
Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
James M. Oates
Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Trust. Mr. Oates is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Richard E. Segerson
Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders. Mr. Segerson is also a trustee of several other open-end funds managed by the Adviser.
Ferdinand L.J. Verdonck
Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies. He is also a trustee of several other open-end funds managed by the Adviser.
Board Oversight of Risk Management
As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.
The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.
The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Mutual Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Trustees’ Fund Holdings as of December 31, 2016
As of December 31, 2016, the Trustees beneficially owned shares of the Funds as set forth in the table below.
Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust(1)	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies(1)
Thomas J Brown	None	None
Donald C. Burke	Low Duration Income Fund – $50,001-$100,000 Multi-Sector Intermediate Bond Fund – $50,001-$100,000 Multi-Sector Short Term Bond Fund – $50,001-$100,000	Over $100,000
Roger A. Gelfenbien(2)	None	None
John R. Mallin(2)	None	None
Hassell H. McClellan	None	None
Philip McLoughlin(2)
EM Debt Fund – $10,001-$50,000
EM Equity Income Fund – $10,001-$50,000
EM Opportunities Fund – Over $100,000
Equity Trend Fund – $10,001-$50,000
Foreign Opportunities Fund – $10,001-$50,000
Global Infrastructure Fund – $50,001-$100,000
Herzfeld Fund – $10,001-$50,000
International Real Estate Fund – $1-$10,000
International Wealth Masters Fund – $10,001-$50,000
Multi-Sector Short Term Bond Fund – $10,001-$50,000
Real Estate Fund – $50,001-$100,000
Sector Trend Fund – $10,001-$50,000
Senior Floating Rate Fund – $1-$10,000
Over $100,000

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust(1)	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies(1)
Geraldine M. McNamara(2)
EM Opportunities Fund – $10,001-$50,000
Foreign Opportunities Fund – $50,001-$100,000
Global Infrastructure Fund – Over $100,000
Low Duration Income Fund – Over $100,000
Multi-Sector Short Term Bond Fund – over $100,000
Real Estate Fund – $50,001-$100,000
Senior Floating Rate Fund – $10,001-$50,000
Over $100,000
James M. Oates
EM Opportunities Fund – $50,001-$100,000
Foreign Opportunities Fund – $50,001-$100,000
Global Infrastructure Fund – $10,001-$50,000
Global Opportunities Fund – $50,001-$100,000
Herzfeld Fund – Over $100,000
International Equity Fund – $10,001-$50,000
Wealth Masters Fund – $50,001-$100,000
Over $100,000
Richard E. Segerson(2)	Equity Trend Fund – $10,001-$50,000 Foreign Opportunities Fund – $10,001-$50,000 Multi-Sector Short Term Bond Fund – $10,001-$50,000 Real Estate Fund – $10,001-$50,000	Over $100,000
Ferdinand L.J. Verdonck(2)
EM Opportunities Fund $10,001-$50,000
Foreign Opportunities Fund – $10,001-$50,000
Global Infrastructure Fund – $10,001-$50,000
Multi-Sector Intermediate Bond Fund – $10,001-$50,000
Real Estate Fund – $1-$10,000
Over $100,000

(1)
Holdings exclude any exposure through the Deferred Compensation Plan, which may be counted towards the Trustee Ownership Policy but are not considered ownership for any other purpose.

(2)
Information as of December 31, 2015.

Interested Trustee
George R. Aylward*	Alternatives Diversifier Fund – $1-$10,000 Equity Trend Fund – $10,001-$50,000 Foreign Opportunities Fund – $1-$10,000 Herzfeld Fund – $10,001-$50,000 Multi-Sector Short Term Bond Fund – Over $100,000	Over $100,000
*
Information as of December 31, 2015.

As of January 3, 2017, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.
Trustee Compensation
Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.
For the Trust’s fiscal year ended September 30, 2016, the current Trustees received the following compensation:
	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Thomas J. Brown*	$114,715	$179,998 (61 funds)
Donald C. Burke*	$105,519	$204,528 (65 funds)
Roger A. Gelfenbien*	$99,501	$159,020 (61 funds)
John R. Mallin*	$99,501	$163,020 (61 funds)

	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
Hassell H. McClellan	$241,547	$323,515 (61 funds)
Philip R. McLoughlin	$352,972	$796,065 (74 funds)
Geraldine M. McNamara	$235,916	$391,281 (65 funds)
James M. Oates	$231,865	$472,865 (70 funds)
Richard E. Segerson	$218,570	$245,333 (61 funds)
Ferdinand L.J. Verdonck	$218,570	$245,333 (61 funds)
Interested Trustee
George R. Aylward	None	None
*
Became a Trustee effective May 26, 2016.

Sales Loads
The Trust’s Trustees are permitted to invest in Class I shares of each Fund without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.
Code of Ethics
The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.
Proxy Voting Policies
The Trust has adopted on behalf of the Funds a Policy Regarding Proxy Voting stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.
The Policy stipulates that the Funds’ Adviser will vote proxies, or delegate such responsibility to a subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. The Adviser or applicable subadviser may engage a qualified, independent organization to vote proxies on its behalf  (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.
The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:
•
Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•
Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•
Social and Corporate Responsibility Issues—the Adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, delegate, Distributor, or any affiliated person of the Funds, on the other hand.
Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser/ subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser/ subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or the President of the Trust.
The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 3 2017, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Appendix B — Control Persons and Principal Shareholders.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
The investment adviser to each of the Funds is Virtus Investment Advisers, Inc., located at 100 Pearl Street, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of September 30, 2016, VIA had approximately $26.3 billion in assets under management.
Investment Advisory Agreement and Expense Limitation Agreement
The investment advisory agreement, approved by the Board, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of VIA or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.
Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.
For managing, or directing the management of, the investments of each fund, VIA is entitled to a fee, payable monthly, at the following annual rates:
Fund	Investment Advisory Fee
Alternatives Diversifier	0.00%
Essential Resources Fund	1.10%
Tax-Exempt Bond Fund	0.45%

Fund	Investment Advisory Fee
	1st $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Global Infrastructure Fund	0.65%	0.60%	0.55%
Global Opportunities Fund	0.85%	0.80%	0.75%
Global Real Estate Fund	0.85%	0.80%	0.75%
High Yield Fund	0.65%	0.60%	0.55%
International Real Estate Fund	1.00%	0.95%	0.90%
Low Duration Income Fund	0.55%	0.50%	0.45%
Multi-Sector Intermediate Bond Fund	0.55%	0.50%	0.45%
Real Estate Fund	0.75%	0.70%	0.65%
	1st $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Foreign Opportunities Fund	0.85%	0.80%	0.75%
Global Equity Trend Fund	1.00%	0.95%	0.90%
International Equity Fund	0.85%	0.80%	0.75%
Low Volatility Fund	0.95%	0.90%	0.85%
Multi-Asset Trend Fund	1.00%	0.95%	0.90%
Senior Floating Rate Fund	0.45%	0.40%	0.38%
		1st $1 Billion	$1+ Billion
Bond Fund		0.45%	0.40%
EM Debt Fund		0.75%	0.70%
EM Equity Income Fund		1.05%	1.00%
EM Opportunities Fund		1.00%	0.95%
EM Small-Cap Fund		1.20%	1.15%
Greater European Fund		0.85%	0.80%
Herzfeld Fund		1.00%	0.95%
International Small-Cap Fund		1.00%	0.95%
International Wealth Masters Fund		0.90%	0.85%
Sector Trend Fund		0.45%	0.40%
Wealth Masters Fund		0.85%	0.80%
	1st $4 Billion	$4+ Billion
Equity Trend Fund	1.00%	0.95%
	1st $1 Billion	$1+ Billion through $2 Billion	$2+ Billion through $10 Billion	$10+ Billion
Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%	0.425%
VIA may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. VIA has contractually agreed to limit the annual operating expenses (excluding certain expenses, including dividend and interest expenses, leverage expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the Funds through January 31, 2018 (expressed as a percentage of daily net assets).
	Class A	Class B	Class C	Class I	Class R6	Class T
Bond Fund	0.85%	1.60%	1.60%	0.60%	0.54%	N/A
CA Tax-Exempt Bond Fund	0.85%	N/A	N/A	0.60%	N/A	N/A
EM Debt Fund	1.35%	N/A	2.10%	1.10%	N/A	N/A
EM Equity Income Fund	1.60%	N/A	2.35%	1.35%	N/A	N/A
EM Small-Cap Fund	1.85%	N/A	2.60%	1.60%	N/A	N/A
Equity Trend Fund	1.60%	N/A	2.35%	1.35%	1.26%	N/A
Essential Resources Fund	1.65%	N/A	2.40%	1.40%	N/A	N/A
Global Equity Trend Fund	1.75%	N/A	2.50%	1.50%	N/A	N/A
Global Opportunities Fund	1.55%	2.30%	2.30%	1.30%	N/A	N/A
Global Real Estate Fund	1.40%	N/A	2.15%	1.15%	1.04%	N/A

	Class A	Class B	Class C	Class I	Class R6	Class T
Greater European Fund	1.45%	N/A	2.20%	1.20%	N/A	N/A
Herzfeld Fund	1.60%	N/A	2.35%	1.35%	N/A	N/A
High Yield Fund	1.00%	1.75%	1.75%	0.75%	0.69%	N/A
International Equity Fund	1.50%	N/A	2.25%	1.25%	N/A	N/A
International Real Estate Fund	1.50%	N/A	2.25%	1.25%	N/A	N/A
International Small-Cap Fund	1.60%	N/A	2.35%	1.35%	1.24%	N/A
International Wealth Masters Fund	1.55%	N/A	2.30%	1.30%	N/A	N/A
Low Duration Income Fund	0.75%	N/A	1.50%	0.50%	N/A	N/A
Low Volatility Equity Fund	1.55%	N/A	2.30%	1.30%	N/A	N/A
Multi-Asset Trend Fund	1.75%	N/A	2.50%	1.50%	N/A	N/A
Multi-Sector Intermediate Bond Fund	0.99%	1.74%	1.74%	0.74%	0.67%	N/A
Multi-Sector Short Term Bond Fund	1.10%	1.60%	1.35%	0.85%	0.78%	1.85%
Senior Floating Rate Fund(1)	0.94%	N/A	1.69%	0.69%	0.63%	N/A
Tax-Exempt Bond Fund	0.85%	N/A	1.60%	0.60%	N/A	N/A
Wealth Masters Fund	1.45%	N/A	2.20%	1.20%	N/A	N/A
(1)
Excludes leverage expenses, if any.

Following the contractual period, if any, the Adviser may discontinue the expense caps at any time. The Adviser may recapture operating expenses reimbursed under this arrangement, for a period of three years following the fiscal year in which such reimbursement occurred, subject to certain conditions.
The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.
The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.
Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Board or by the relevant Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.
Adviser Affiliates
George Aylward, Kevin Carr and Frank Waltman, each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers and directors of the Adviser are: Michael Angerthal, Executive Vice President and Chief Financial Officer; Mark Flynn, Executive Vice President, General Counsel and Assistant Clerk; and David Fusco, Vice President and Chief Compliance Officer.
Advisory Fees
The following table shows the dollar amount of fees payable to VIA for its services with respect to each Fund, the amount of fees waived and/or expenses reimbursed by VIA, if any, and the actual fee received by VIA for the past three fiscal years.
For services to the Funds during the fiscal years ended September 30, 2014, 2015 and 2016 the Adviser received fees of $218,534,628, $161,006,705 and $142,773,457 respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Fund	2014	2015	2016	2014	2015	2016	2014	2015	2016
Alternatives Diversifier Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bond Fund	361,464	345,204	345,513	197,383	205,945	243,839	164,081	139,259	101,674
CA Tax-Exempt Bond Fund	187,631	152,183	140,722	102,965	110,116	111,543	84,666	42,067	29,179
EM Debt Fund	225,525	219,620	209,322	40,094	39,412	50,757	185,431	180,208	158,565
EM Equity Income Fund	698,005	721,560	347,656	13,063	5,508	123,583	684,942	716,052	224,073
EM Opportunities Fund *	76,970,315	95,289,946	57,320,648	N/A	N/A	N/A	76,970,315	95,289,946	57,320,648
EM Small-Cap Fund	31,545	54,032	54,098	79,695	78,771	86,508	(48,150)	(24,739)	(32,410)
Equity Trend Fund	80,240,592	48,366,683	13,889,228	N/A	N/A	1,474,804	80,240,592	48,366,683	12,414,424
Essential Resources Fund	0	27,213	48,566	0	113,490	120,519	0	(86,277)	(71,953)
Foreign Opportunities Fund	16,102,721	16,385,696	13,968,764	N/A	N/A	N/A	16,102,721	16,385,696	13,968,764
Global Equity Trend	2,214,660	1,405,850	371,284	N/A	N/A	6,678	2,214,660	1,405,850	364,606
Global Infrastructure Fund	929,987	1,139,495	819,765	N/A	N/A	N/A	929,987	1,139,495	819,765
Global Opportunities Fund	1,005,754	1,167,887	1,391,523	(24,815)	N/A	N/A	1,030,569	1,167,887	1,391,523
Global Real Estate Fund	398,371	644,721	1,090,714	79,379	78,920	164,390	318,992	565,801	926,324
Greater European Fund	432,063	164,705	225,027	79,818	84,670	91,619	352,245	80,035	133,408
Herzfeld Fund	161,708	318,937	446,151	55,653	39,709	55,302	106,055	279,228	390,849
High Yield Fund	589,524	570,902	464,365	149,806	147,710	183,134	439,718	423,192	281,231
International Equity Fund	68,067	77,987	54,515	74,200	72,176	96,484	(6,133)	5,811	(41,969)
International Real Estate Fund	436,457	422,074	368,836	99,999	114,355	151,904	336,458	307,719	216,932
International Small-Cap Fund	432,063	494,889	411,690	60,034	67,372	107,852	372,029	427,517	303,838
International Wealth Masters Fund	0	40,306	45,755	0	101,091	99,169	0	(60,785)	(53,414)
Low Duration Income Fund *	808,266	1,173,193	1,407,931	276,082	782,734	905,847	532,184	390,459	502,084
Low Volatility Fund	18,636	43,369	44,935	81,438	55,457	66,609	(62,802)	(12,088)	(21,674)
Multi-Asset Trend Fund	7,913,586	5,544,092	1,874,985	N/A	N/A	N/A	7,913,586	5,544,092	1,874,985
Multi-Sector Intermediate Bond Fund	2,001,508	1,985,853	1,660,371	N/A	15,651	49,880	2,001,508	1,970,202	1,610,491
Multi-Sector Short Term Bond Fund	40,406,445	39,612,385	34,063,856	N/A	95,780	305,251	40,406,445	39,516,605	33,758,605
Real Estate Fund	10,618,109	11,537,537	9,560,943	N/A	N/A	N/A	10,618,109	11,537,537	9,560,943
Sector Trend Fund	3,671,100	3,603,337	1,952,995	N/A	N/A	N/A	3,671,100	3,603,337	1,952,995
Senior Floating Rate Fund	6,085,858	4,688,491	3,559,694	N/A	14,140	37,817	6,085,858	4,674,351	3,521,877
Tax-Exempt Bond Fund *	877,332	877,668	675,266	268,741	289,795	241,668	608,591	587,873	433,598
Wealth Masters Fund	902,867	1,248,952	807,794	8,041	13,526	74,298	894,826	1,235,426	733,496

*
EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund have been in existence only since September 23, 2016; therefore the fees paid to the Adviser for those funds in 2016 reflect the fees paid by their respective predecessor fund for the fiscal period ended September 30, 2016. The fees paid to the Adviser for those funds in 2014 and 2015 reflect the fees paid by their respective predecessor fund for the fiscal years ended December 31, 2014 and December 31, 2015.

Subadvisers and Subadvisory Agreements
VIA has entered into subadvisory agreements with respect to certain Funds. Each subadvisory agreement provides that VIA will delegate to the respective subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Funds for which that subadviser provides subadvisory services. Each subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of each subadviser’s performance. Each subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by VIA out of its advisory fees from the Funds.
Duff  & Phelps Investment Management Co. — Global Infrastructure Fund, Global Real Estate Fund, International Equity Fund, International Real Estate Fund and Real Estate Fund
Duff  & Phelps is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606, is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff  & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of September 30, 2016, Duff  & Phelps had approximately $10.6 billion in assets under management.

For its services as subadviser, VIA pays Duff  & Phelps a fee at the rate of 50% of the net advisory fee paid by each Fund for which Duff  & Phelps acts as subadviser.
Thomas J. Herzfeld Advisors, Inc. — Herzfeld Fund
Herzfeld is located at 119 Washington Avenue, Suite 504, Miami, FL 33139. Herzfeld has specialized in the closed-end fund industry since its founding in 1984. As of September 30, 2016, Herzfeld had $305 million in assets under management.
For its services as subadviser, VIA pays Herzfeld a fee at the rate of 50% of the net advisory fee paid by Herzfeld Fund.
Horizon Asset Management LLC — International Wealth Masters Fund and Wealth Masters Fund
Horizon is located at 470 Park Avenue South, New York, NY 10016 and has been an investment adviser since 1994. Horizon is owned by Horizon Kinetics LLC (“Horizon Kinetics”), an independently owned and operated firm formed in May 2011. As of September 30, 2016, Horizon Kinetics had approximately $5.9 billion in assets under management.
For its services as subadviser, VIA pays Horizon a fee at the rate of 50% of the net advisory fee paid by each fund for which Horizon acts as a subadviser.
Kayne Anderson Rudnick Investment Management, LLC — EM Small-Cap Fund and International Small-Cap Fund
Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067 and is a wholly-owned indirect subsidiary of Virtus and an affiliate of VIA. Kayne Anderson Rudnick also serves as subadviser for other mutual funds. As of September 30, 2016, Kayne Anderson Rudnick had approximately $12 billion in assets under management.
For its service as a subadviser, VIA pays Kayne Anderson Rudnick a fee at the rate of 50% of the net advisory fee paid by each fund for which Kayne Anderson Rudnick acts as subadviser.
KBI Global Investors (North America) Ltd. — EM Equity Income Fund and Essential Resources Fund
KBIGI (North America) is located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland, and with a registered office at One Rockefeller Plaza, 32nd Floor, New York, NY 10020. As of September 30, 2016, KBIGI (North America) and KBI Global Investors Ltd. had $9.6 billion in combined assets under management.
For its services as subadviser, VIA pays KBIGI (North America) a fee at the rate of 50% of the net advisory fee paid by each fund for which KBIGI (North America) acts as subadviser.
Newfleet Asset Management, LLC — Bond Fund, CA Tax-Exempt Bond Fund, EM Debt Fund, High Yield Fund, Low Duration Income Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund and Tax-Exempt Bond Fund
Newfleet is located at 100 Pearl Street, Hartford, CT and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Newfleet acts as subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of September 30, 2016, Newfleet had approximately $11.9 billion in assets under management.
For its services as a subadviser, VIA pays Newfleet a fee at the rate of 50% of the net advisory fee paid by each Fund for which Newfleet acts as subadviser.
Rampart Investment Management Company, LLC — Low Volatility Fund
Rampart is located at One International Place, 14th Floor, Boston, MA 02110 and is an indirect wholly-owned subsidiary of Virtus and an affiliate of VIA. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutions and high net worth investors. As of September 30, 2016, Rampart had approximately $682 million in assets under management.
For its services as subadviser, VIA pays Rampart a fee at the rate of 50% of the net advisory fee paid by Low Volatility Fund.
Vontobel Asset Management, Inc. — EM Opportunities Fund, Foreign Opportunities Fund, Global Opportunities Fund and Greater European Fund
Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036 and is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of September 30, 2016, Vontobel had in excess of $37 billion in assets under management.

For its services as a subadviser, VIA pays Vontobel a fee at the rate of 50% of the net advisory fee paid by each Fund for which Vontobel acts as a subadviser.
Subadvisory Fees
The following table shows the dollar amount of fees payable to each subadviser for managing the applicable Fund(s), the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the fiscal years ended September 30, 2014, 2015 and 2016.
	Gross Subadvisory Fee ($)			Subadvisory Fee and/or Expenses Reimbursed ($)			Net Subadvisory Fee ($)
Fund	2014	2015	2016	2014	2015	2016	2014	2015	2016
Alternatives Diversifier Fund	0	0	0	0	0	0	0	0	0
Bond Fund	180,732	172,602	172,757	98,691	102,972	121,919	82,041	69,630	50,837
CA Tax-Exempt Bond Fund	93,816	76,092	70,361	51,483	55,058	55,772	42,333	21,034	14,589
EM Debt Fund	112,762	109,810	104,661	20,047	19,706	24,746	92,716	90,104	79,916
EM Equity Income Fund	349,002	360,780	173,828	6,531	7,420	61,791	342,471	353,360	112,037
EM Opportunities Fund*	38,485,158	47,644,973	40,685,279	0	0	0	38,485,158	47,644,973	40,685,279
EM Small-Cap Fund	15,658	27,017	27,049	39,847	39,386	43,254	(24,189)	(12,369)	(16,205)
Equity Trend Fund	56,168,415	28,978,934	2,647,782	0	0	296,343	56,168,415	28,978,934	2,351,439
Essential Resources Fund	0	13,607	24,283	0	56,745	60,259	0	(43,139)	(35,976)
Foreign Opportunities Fund	8,051,360	8,192,849	6,984,382	0	0	0	8,051,360	8,192,849	6,984,382
Global Equity Trend Fund	1,550,262	835,002	70,980	(22,766)	0	1,316	1,573,028	835,002	69,664
Global Infrastructure Fund	464,994	569,748	409,883	0	0	0	464,994	569,748	409,883
Global Opportunities Fund	502,877	583,943	695,762	0	0	0	502,877	583,943	695,762
Global Real Estate Fund	199,186	322,361	545,357	39,689	39,460	82,195	159,496	282,901	463,162
Greater European Fund	72,668	82,353	112,513	39,908	42,335	45,565	32,760	40,018	66,948
Herzfeld Fund	80,854	159,469	223,075	27,826	19,855	27,651	53,028	139,614	195,424
High Yield Fund	294,762	285,451	232,183	74,903	73,856	92,696	219,859	0	139,487
International Equity Fund	34,033	38,994	27,258	37,100	36,088	47,639	(3,067)	2,906	(20,381)
International Real Estate Fund	218,229	211,037	184,418	50,000	57,178	67,630	168,229	153,860	116,788
International Small-Cap Fund	216,038	247,445	205,845	30,017	33,681	53,926	186,021	213,764	151,919
International Wealth Masters Fund	0	20,154	22,877	0	50,546	49,585	0	(30,392)	(26,707)
Low Duration Income Fund*	404,132	586,597	873,022	138,041	391,367	569,734	266,091	195,230	303,288
Low Volatility Equity Fund	9,318	21,685	22,467	40,719	27,729	33,305	(31,401)	(6,044)	(10,837)
Multi-Asset Trend Fund	5,539,510	3,221,251	356,185	0	0	0	5,539,510	3,221,251	356,185
Multi-Sector Intermediate Bond Fund	1,000,754	992,926	830,185	0	7,825	24,940	1,000,754	985,101	805,245
Multi-Sector Short Term Bond Fund	20,203,222	19,806,192	17,031,928	0	47,889	152,625	20,203,222	19,758,303	16,879,302
Real Estate Fund	5,309,054	5,768.769	4,780,471	0	0	0	5,309,054	5,768,769	4,780,471
Sector Trend Fund	2,365,820	1,829,321	366,638	0	0	0	2,365,820	1,829,321	366,638
Senior Floating Rate Fund	3,042,929	2,344,246	1,779,847	0	7,070	18,909	3,042,929	2,337,176	1,760,938
Tax-Exempt Bond Fund*	438,666	438,834	446,340	134,371	144,897	159,142	304,295	293,937	287,199
Wealth Masters Fund	451,433	624,477	403,897	4,021	8,617	37,149	447,413	615,860	366,748

*
EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund have been in existence only since September 23, 2016; therefore the fees paid to the subadvisers for those funds in 2016 reflect the fees paid by their respective predecessor fund for the fiscal period ended September 30, 2016. The fees paid to the subadvisers for those funds in 2014 and 2015 reflect the fees paid by their respective predecessor fund for the fiscal years ended December 31, 2014 and December 31, 2015.

Administrator
Virtus Fund Services, LLC ("VFS") is the administrator of the Trust. VFS is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. For its services as administrator, VFS received an administration fee based upon the average net assets across all series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%
For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of the series of VVIT.
The following table shows the dollar amount of fees paid to the Administrator for the fiscal years ended September 30, 2014, 2015 and 2016 for its administrative services with respect to each Fund.
	Administration Fee ($)
Fund	2014	2015	2016
Alternatives Diversified Fund	154,925	105,386	62,548
Bond Fund	70,412	73,310	75,466
CA Tax-Exempt Bond Fund	33,441	32,098	30,968
EM Debt Fund	22,321	27,772	27,681
EM Equity Income Fund	57,181	65,532	32,757
EM Opportunities Fund*	7,709,972	9,580,713	5,864,269
EM Small-Cap Fund	(591)	4,161	5,017
Equity Trend Fund	6,974,654	4,290,328	1,356,785
Essential Resources	0	2,410	4,300
Foreign Opportunities Fund	1,806,480	1,852,234	1,606,974
Global Equity Trend	186,233	124,414	36,681
Global Infrastructure Fund	130,463	168,180	123,686
Global Opportunities Fund	106,779	131,719	160,462
Global Real Estate Fund	38,396	72,577	125,889
Greater European Fund	9,907	18,240	26,283
Herzfeld Fund	9,021	30,311	44,016
High Yield Fund	80,337	84,003	70,240
International Equity Fund	1,209	8,413	6,663
International Real Estate Fund	35,313	40,160	36,451
International Small-Cap Fund	34,900	47,172	40,640
International Wealth Masters Fund	0	4,464	5,364
Low Duration Income Fund*	141,370	206,212	250,455
Low Volatility Equity Fund	(4,578)	4,002	5,017
Multi-Asset Trend Fund	682,046	493,743	183,667
Multi-Sector Intermediate Bond Fund	341,791	346,478	295,528
Multi-Sector Short Term Bond Fund	8,267,518	8,133,657	7,075,215
Real Estate Fund	1,376,862	1,514,317	1,265,932
Sector Trend Fund	774,285	767,942	424,667
Senior Floating Rate Fund	966,314	749,743	580,397
Tax-Exempt Bond Fund*	186,640	188,468	146,814
Wealth Masters Fund	95,211	140,837	93,288

*
EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund have been in existence only since September 23, 2016; therefore the fees paid to the Administrator for those funds in 2016 reflect the fees paid by their respective predecessor fund for the fiscal period ended September 30, 2016. The fees paid to the Administrator for those funds in 2014 and 2015 reflect the fees paid by their respective predecessor fund for the fiscal years ended December 31, 2014 and December 31, 2015.

Sub-administrative and Accounting Agent
The Trust has entered into an agreement with BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY Mellon acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the average net assets across all series within the Virtus Mutual Funds at the following incremental rates:

First $15 billion	0.0325%
$15+ billion to $30 billion	0.0225%
$30+ billion to $50 billion	0.0075%
Greater than $50 billion	0.005%
For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of an affiliated fund complex for which Virtus Fund Services acts as administrator.
Distributor
VP Distributors, a broker-dealer registered with FINRA and which is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and certain subadvisers, serves as distributor of the Funds’ shares. Fund shares are offered on a continuous basis. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. George R. Aylward, Kevin J. Carr and Nancy J. Engberg, each serve as an officer of the Trust and as an officer for the Distributor.
The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a Fund of the Trust.
For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.
During the fiscal years ended September 30, 2014, 2015 and 2016, purchasers of shares of the Funds paid aggregate sales charges of $18,679,151, $7,422,956 and $2,303,147 respectively, of which the Distributor received net commissions of $3,407,086, $2,395,878 and $599,559 respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2016, the Distributor received net commissions of $204,113 for Class A Shares and deferred sales charges of $179,458 for Class A Shares, $0 for Class B Shares, $193,976 for Class C Shares and $22,012 for Class T Shares.
The distribution agreement/underwriting agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the distribution agreement/underwriting agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The distribution agreement/underwriting agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.
The following table shows the dollar amount of sales charges paid to VP Distributors for the fiscal years ended September 30, 2014, 2015 and 2016, with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons.
	Aggregate Underwriting Commissions($)			Amount Retained by the Distributors($)			Amount Reallowed($)
	2014	2015	2016	2014	2015	2016	2014	2015	2016
Alternatives Diversifier Fund	201,493	2,901	4,863	4,494	519	547	196,999	2,382	4,316
Bond Fund	323,276	29,835	11,654	6,669	3,882	2,051	316,607	25,953	9,603
CA Tax-Exempt Bond Fund	25,766	5,342	2,733	158	1,012	613	25,608	4,330	2,120
EM Debt Fund	55,746	276,847	127	1,211	120	17	54,535	276,727	110
EM Equity Fund	38,326	2,198	4,504	827	244	530	37,499	1,954	3,974
EM Opportunities Fund*	1,306,007	1,323,601	586,964	164,634	164,302	50,759	1,141,373	1,159,299	536,205
EM Small-Cap Fund	3.508	8,925	100	472	1,432	—	3,036	7,493	100
Equity Trend Fund	1,688,404	1,950,241	101,392	1,655,594	220,097	12,825	32,810	1,730,144	88,567
Essential Resources Fund	—	—	2,096	—	—	321	—	—	1,775
Foreign Opportunities Fund	8,953,742	217,102	138,533	75,881	21,309	16,485	8,877,861	195,793	122,048
Global Equity Trend Fund	47,748	17,703	7,498	38,912	2,078	1,001	8,836	15,625	6,497

	Aggregate Underwriting Commissions($)			Amount Retained by the Distributors($)			Amount Reallowed($)
	2014	2015	2016	2014	2015	2016	2014	2015	2016
Global Infrastructure Fund	34,511	291,179	51,383	33,365	31,907	6,590	1,146	259,272	44,793
Global Opportunities Fund	11,736	60,678	90,720	6,586	4,662	11,818	5,150	56,016	78,902
Global Real Estate Fund	31,894	75,556	84,691	8,981	8,492	10,253	22,913	67,064	74,438
Greater European Fund	15,676	28,693	13,726	5,539	3,145	1,656	10,137	25,548	12,070
Herzfeld Fund	1,212,423	82,180	12,283	5,257	9,876	1,613	1,207,166	72,304	10,670
High Yield Fund	223,588	39,964	29,108	12,768	4,971	4,714	210,820	34,993	24,394
International Equity Fund	2,388	10,612	2,943	2,226	611	376	162	10,001	2,567
International Real Estate Fund	3,803	6,143	1,039	2,959	1,223	126	844	4,920	913
International Small-Cap Fund	4,642	4,436	4,362	1,620	492	571	3,022	3,944	3,791
International Wealth Masters Fund	—	24	53	—	3	7	—	21	46
Low Duration Income Fund*	44,281	43,613	45,076	1,830	12,225	5,252	42,451	31,388	39,824
Low Volatility Equity Fund	7,753	4,276	38	995	485	5	6,758	3,791	33
Multi-Asset Trend Fund	2,991,013	237,118	29,190	251,776	27,143	3,815	2,739,237	209,975	25,375
Multi-Sector Intermediate Bond Fund	33,116	125,243	45,572	30,080	15,069	5,975	3,036	110,174	39,597
Multi-Sector Short Term Bond Fund	253,339	576,370	278,144	213,538	37,671	20,955	39,810	529,699	257,189
Real Estate Fund	57,086	200,218	132,358	31.413	22,922	16,174	25,673	177,296	116,184
Sector Trend Fund	1,227,951	442,740	140,304	190,110	50,583	17,627	1,037,841	392,157	122,677
Senior Floating Rate Fund	136,440	54,929	25,551	135,986	4,839	3,548	454	50,090	22,003
Tax-Exempt Bond Fund *	18,932	19,910	17,671	1,944	2,734	2,440	16,988	17,176	15,231
Wealth Masters Fund	218,367	271,923	43,026	115,724	30,546	5,449	102,643	241,377	37,577

*
EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund have been in existence only since September 23, 2016; therefore the fees paid to VP Distributors for those funds in 2016 reflect the fees paid by their respective predecessor fund for the fiscal period ended September 30, 2016. The fees paid to VP Distributors for those funds in 2014 and 2015 reflect the fees paid by their respective predecessor fund for the fiscal years ended December 31, 2014 and December 31, 2015.

Dealer Concessions
Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class T Shares Only
Multi-Sector Short Term Bond Fund and Low Duration Income Fund
Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Dealer Discount as Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.75	1.78	1.50
Greater than $250,000	None	None	None
CA Tax-Exempt Bond Fund, Senior Floating Rate Fund and Tax-Exempt Bond Fund
Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 but under $500,000	1.25	1.27	1.00
$500,000 but under $1,000,000	1.00	1.01	1.00
$1,000,000 or more	None	None	None
Bond Fund, EM Debt Fund, High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%
$50,000 but under $100,000	3.50	3.63	3.00
$100,000 but under $250,000	3.25	3.36	2.75
$250,000 but under $500,000	2.25	2.30	2.00
$500,000 but under $1,000,000	1.75	1.78	1.50
$1,000,000 or more	None	None	None
Equity Funds, Trend Funds and Alternative Diversifier Fund
Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None
With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. With respect to Class C Shares and Class T Shares of the Short Term Bond Fund, the Distributor does not pay a sales commission on Class C Shares and intends to pay investment dealers a sales commission of 1% of the sale price of Class T Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of Fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or in some cases, the Distributor may pay certain fees from its own profits and resources.
Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the funds for providing certain recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of Fund shares.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $250,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus fixed income funds and Virtus Sector Trend Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of  $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments. For Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For all Virtus fixed income funds and Virtus Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 12- or 18-month period, as applicable, begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.
Class R6 Shares Only
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Custodian
JPMorgan Chase Bank, N.A., One Chase Manhattan Plaza, 19th Floor, New York, NY 10005, serves as the custodian (the “Custodian”) of the Funds’ assets. The Custodian designated by the Board holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its Custodian or any sub-custodian separate from the securities and assets of each other Fund.
Transfer Agent and Sub-Transfer Agent
Virtus Fund Services acts as transfer agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, Virtus Fund Services receives a fee, based on the average net assets at an annual rate ranging from 0.045% to 0.0025%, depending on asset class. Virtus Fund Services is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Virtus Fund Services or the Funds. Pursuant to an agreement among the Trust, Virtus Fund Services and BNY Mellon, BNY Mellon serves as sub-transfer agent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Funds. Fees paid by the Funds, in addition to the fee paid to Virtus Fund Services, will be reviewed and approved by the Board.
Legal Counsel to the Trust and the Independent Trustees
Sullivan & Worcester, LLP, 1666 K Street, NW, Washington, DC 20006, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PwC audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time. PwC's business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.
DISTRIBUTION PLANS
The Trust has adopted a distribution plan for each class of shares (except Class I Shares and Class R6 Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for the Class T Shares; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the underwriting agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares (0.55% for the Multi-Sector Short Term Bond Fund), at a rate of 0.75% per annum for Class C Shares (0.25% for the Multi-Sector Short Term Bond Fund), and at a rate of 0.75% per annum for Class T Shares.
Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the fees received, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the fees received is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual NAV of that class.
In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as providing services to the Funds’ shareholders; or providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or providing services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or providing other processing. Dealers must have an aggregate value of  $50,000 or more per Fund CUSIP to qualify for payment in that Fund class.
On a quarterly basis, the Funds’ Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.
Rule 12b-1 Fees Paid
The following table shows Rule 12b-1 Fees paid by the Funds to VP Distributors with respect to Class A Shares, Class B Shares, Class C Shares and Class T Shares of each Fund for which such fees were paid for the period ending September 30, 2016. The Rule 12b-1 Fees were primarily used to compensate broker dealers and financial institutions for services that they provided.

Fund	Rule 12b-1 Fees Paid ($)	Rule 12b-1 Fees Waived ($)
Alternatives Diversifier Fund	103,631	N/A
Bond Fund	78,293	N/A
CA Tax-Exempt Bond Fund	49,596	N/A
EM Debt Fund	2,911	N/A
EM Equity Income Fund	3,776	N/A
EM Opportunities Fund*	1,950,276	N/A
EM Small-Cap Fund	1,084	N/A
Equity Trend Fund	2,401,545	N/A
Essential Resources Fund	544	N/A
Foreign Opportunities Fund	1,299,064	N/A
Global Equity Trend Fund	70,509	N/A
Global Infrastructure Fund	217,872	N/A
Global Opportunities Fund	296,812	N/A
Global Real Estate Fund	151,894	N/A
Greater European Fund	38,426	N/A
Herzfeld Fund	57,642	N/A
High Yield Fund	158,987	N/A
International Equity Fund	7,463	N/A
International Real Estate Fund	32,129	N/A
International Small-Cap Fund	8,102	N/A
International Wealth Masters Fund	667	N/A
Low Duration Income Fund*	229,227	N/A
Low Volatility Equity Fund	7,862	N/A
Multi-Asset Trend Fund	361,076	N/A
Multi-Sector Intermediate Bond Fund	450,543	N/A
Multi-Sector Short Term Bond Fund	8,242,502	N/A
Real Estate Fund	1,631,388	N/A
Sector Trend Fund	779,632	N/A
Senior Floating Rate Fund	896,357	N/A
Tax-Exempt Bond Fund*	183,936	N/A
Wealth Masters Fund	177,912	N/A
*
EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund have been in existence only since September 23, 2016; therefore the 12b-1 fees paid to VP Distributors for those funds in 2016 reflect the fees paid by their respective predecessor fund for the fiscal period ended September 30, 2016. The 12b-1 fees paid to VP Distributors for those funds in 2014 and 2015 reflect the fees paid by their respective predecessor fund for the fiscal years ended December 31, 2014 and December 31, 2015.

For the fiscal year ended September 30, 2016, the Funds paid Rule 12b-1 fees in the amount of $39,535,651, of which the Distributor received $31,979,504 and unaffiliated broker-dealers received $7,556,147. The Rule 12b-1 payments were used for (1) compensation to dealers, $35,943,871; (2) compensation to sales personnel, $16,376,619; (3) advertising, $2,155,643; (4) printing and mailing of prospectuses to other than current shareholders, $250,086; and (5) other, $486,441.
EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund have been in existence only since the date of this SAI; therefore no 12b-1 fees were paid for those funds for the fiscal year indicated.
No interested person of the Funds other than the Distributor and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.
FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plans. In order to address this issue, the Distributor has contractually agreed with respect to the Rule 12b-1 Plan applicable to Class C Shares of the Low Volatility Fund and the Trend Funds to waive its fees to the extent that such funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the funds to exceed the applicable limits.

PORTFOLIO MANAGERS
Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest
As described in each Fund’s prospectus, the portfolio manager(s) who are responsible for the Funds are:
Fund	Portfolio Manager(s)
Alternatives Diversifier Fund	Warun Kumar
Bond Fund	David L. Albrycht Christopher J. Kelleher
CA Tax-Exempt Bond Fund	Timothy M. Heaney
EM Debt Fund	David L. Albrycht Stephen H. Hooker Daniel P. Senecal
EM Equity Income Fund	James Collery David Hogarty John Looby Ian Madden Gareth Maher Massimiliano Tondi
EM Opportunities Fund	Brian Bandsma Matthew Benkendorf Jin Zhang
EM Small-Cap Fund	Craig Thrasher
Equity Trend Fund	Michael Davis Brendan R. Finneran Robert F. Hofeman, Jr. Warun Kumar
Essential Resources Fund	Andros Florides Colm O'Connor Noel O'Halloran
Foreign Opportunities Fund	Matthew Benkendorf Daniel Kranson David Souccar
Global Equity Trend Fund	Michael Davis Brendan R. Finneran Robert F. Hofeman, Jr. Warun Kumar
Global Infrastructure Fund	Connie M. Luecke Randle L. Smith
Global Opportunities Fund	Matthew Benkendorf Ramiz Chelat
Global Real Estate Fund	Geoffrey P. Dybas Frank J. Haggerty
Greater European Fund	Daniel Kranson
Herzfeld Fund	Erik M. Herzfeld Thomas J. Herzfeld
High Yield Fund	David L. Albrycht Kyle A. Jennings Francesco Ossino Jonathan R. Stanley
International Equity Fund	Frederick A. Brimberg

Fund	Portfolio Manager(s)
International Real Estate Securities Fund	Geoffrey P. Dybas Frank J. Haggerty
International Small-Cap Fund	Craig Stone Craig Thrasher
International Wealth Masters Fund	Matthew Houk Murray Stahl
Low Duration Income Fund	David L. Albrycht Lisa M. Baribault Benjamin Caron Christopher J. Kelleher
Low Volatility Fund	Michael Davis Brendan R. Finneran Robert F. Hofeman, Jr. Warun Kumar
Multi-Asset Trend Fund	Michael Davis Brendan R. Finneran Robert F. Hofeman, Jr. Warun Kumar
Multi-Sector Intermediate Bond Fund	David L. Albrycht
Multi-Sector Short Term Bond Fund	David L. Albrycht
Real Estate Fund	Geoffrey P. Dybas Frank J. Haggerty
Sector Trend Fund	Michael Davis Brendan R. Finneran Robert F. Hofeman, Jr. Warun Kumar
Senior Floating Rate Fund	David L. Albrycht Kyle A. Jennings Francesco Ossino
Virtus Tax-Exempt Bond Fund	Timothy M. Heaney Lisa H. Leonard
Wealth Masters Fund	Matthew Houk Murray Stahl
There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the Funds and/or such other accounts. The Board has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.
The following table provides information as of September 30, 2016, regarding all accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. In the table, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations. The portfolio managers managing the Funds may also manage or be members of management teams for other Virtus Mutual Funds or other similar accounts.
Other Accounts Managed (No Performance-Based Fees)
	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David L. Albrycht	20	$10.5 billion	1	$42 million	0	$0
Brian Bandsma	1	$13.1 million	7	$8.2 billion	15	$4.5 billion
Lisa M. Baribault	0	$0	0	$0	0	$0
Matthew Benkendorf	6	$848 million	24	$14.9 billion	36	$10.9 billion
Frederick Brimberg	4	$307 million	0	$0	439	$109 million
Benjamin Caron	2	$666 million	0	$0	0	$0
Ramiz Chelat	1	$32.6 million	10	$4.4 billion	20	$3.8 billion
James Collery	4	$736 million	14	$5.1 billion	13	$2.4 billion
Michael Davis	9	$1.84 billion	0	$0	0	$0
Geoffrey Dybas	1	$86.6 million	1	$28.4 million	14	$961 million
Brendan R. Finneran	9	$1.84 billion	0	$0	130	$422 million
Andros Florides	1	$4.8 million	3	$94.5 million	2	$27.8 million
Frank J. Haggerty, Jr.	1	$86.6 million	1	$28.4 million	14	$961 million
Timothy M. Heaney	2	$231 million	0	$0	18	$208 million
Erik Herzfeld	1	$43 million	0	$0	277	$215 million
Thomas J. Herzfeld	1	$43 million	0	$0	277	$215 million
Robert F. Hofeman, Jr.	9	$1.84 billion	0	$0	130	$422 million
David Hogarty	4	$736 million	14	$5.1 billion	13	$2.4 billion
Stephen H. Hooker	1	$30.3 million	0	$0	0	$0
Matthew Houk	4	$401 million	0	$0	0	$0
Kyle A. Jennings	3	$886 million	1	$351 million	0	$0
Christopher J. Kelleher	6	$1.1 billion	0	$0	5	$181 million
Daniel Kranson	4	$802 million	7	$2.5 billion	3	$735 million
Warun Kumar	9	$1.84 billion	0	$0	0	$0
Lisa H. Leonard	1	$200 million	0	$0	18	$208 million
John Looby	4	$736 million	14	$5.1 billion	13	$2.4 billion
Connie M. Luecke	2	$295 million	0	$0	0	$0
Ian Madden	4	$736 million	14	$5.1 billion	13	$2.4 billion
Gareth Maher	4	$736 million	14	$5.1 billion	13	$2.4 billion
Colm O'Connor	2	$99.8 million	3	$129 million	2	$32 million
Noel O'Halloran	1	$72 million	2	$452 million	0	$0
Francesco Ossino	4	$986 million	1	$351 million	0	$0
Daniel Senecal	2	$296 million	0	$0	0	$0
Randle L. Smith	2	$295 million	0	$0	0	$0
David Souccar	4	$802 million	5	$1.4 billion	3	$735 million
Murray Stahl	9	$1.3 billion	1	$72.3 million	930	$1.3 billion
Jonathan R. Stanley	5	$880 million	0	$0	0	$0
Craig Stone	6	$676 million	0	$0	444	$2.4 billion
Craig Thrasher	2	$49 million	0	$0	1	$4.0 million
Massimiliano Tondi	4	$736 million	14	$5.1 billion	13	$2.4 billion
Jin Zhang	1	$13.1 million	6	$7.4 billion	15	$4.5 billion
Other Accounts Managed (With Performance-Based Fees)
	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Albrycht	2	$157 million	0	$0	0	$0
James Collery	0	$0	0	$0	4	$288 million

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Hogarty	0	$0	0	$0	4	$288 million
Kyle A. Jennings	1	$101 million	1	$62,800	0	$0
John Looby	0	$0	0	$0	4	$288 million
Ian Madden	0	$0	0	$0	4	$288 million
Gareth Maher	0	$0	0	$0	4	$288 million
Francesco Ossino	1	$101 million	1	$62,800	0	$0
Murray Stahl	0	$0	18	$325 million	3	$203 million
Massimiliano Tondi	0	$0	0	$0	4	$288 million
Portfolio Manager Compensation
VIA, Duff  & Phelps, Kayne, Newfleet and Rampart
Virtus and certain of its affiliated investment management firms (collectively, “Virtus”) believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.
Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.
Fund	Benchmark(s) and/or Peer Group
Bond Fund	Barclays U.S. Aggregate Bond Index
CA Tax-Exempt Bond Fund	Lipper California Municipal Debt Universe
EM Debt Fund	Lipper Emerging Markets Debt
Global Infrastructure Fund	MSCI World Infrastructure Sector Capped Index
Global Real Estate Fund	FTSE EPRA NAREIT Developed Rental Index
High Yield Fund	Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index
International Real Estate Fund	FTSE Global Rental x U.S. Index
International Small-Cap Fund	MSCI ACWI ex U.S. Small Cap Index
Low Duration Income Fund	Lipper Short-Intermediate Investment Grade Funds
Low Volatility Equity Fund	Strategic Insights Alternative US Option Hedge Strategy Fund
Multi-Sector Intermediate Bond Fund	Lipper Multi-Sector Income Funds
Multi-Sector Short Term Bond Fund	Lipper Short Investment Grade Debt Funds
Real Estate Fund	FTSE NAREIT Equity REITs Index
Senior Floating Rate Fund	Lipper Loan Participation Funds
Tax-Exempt Bond Fund	Lipper General Municipal Debt Funds

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.
Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.
Herzfeld
Thomas J. Herzfeld has an employment contract with Thomas J. Herzfeld Advisors, Inc. at a fixed salary plus bonus based on the profitability of the firm. No specific formula is indicated in the contract. Thomas J. Herzfeld Advisors, Inc. is majority owned by Thomas J. Herzfeld therefore his compensation is directly related to the profitability of the firm.
The compensation of all other employees is at management’s discretion and based on annual year-end reviews or more frequent reviews if requested by the employee. All key personnel are paid by salary and year-end bonus based on the profitability of the firm and the discretion of management.
Employees are paid in cash.
At present, portfolio managers provide input related to their own compensation. There are currently no specific incentives related to specific portfolio performance, but rather to performance of the firm as a whole.
Horizon
Compensation for professional and supervisory personnel for the Fund consists of a salary and discretionary bonus. Salary is typically a function of the skill and experience of the particular individual, and discretionary bonuses are based on the overall contribution to the Firm, but are not tied directly to performance. Additionally, shareholders of the Firm, some of whom are team members that will be responsible for management of the Fund, derive benefits normally associated with the ownership of a profitable corporation such as distributions of profits.
KBI Global Investors (North America) Ltd.
KBI Global Investors’ key personnel are passionate about what they do and determined to succeed. From a remuneration perspective, we conduct regular surveys of industry practice, in terms of variable and fixed pay to ensure that key value generators are retained and incentivised. As part of this process, the firm also takes into account local legislation and guidelines relating to remuneration to prevent excessive risk-taking which has been incorporated into the firm’s Remuneration policy.
The portfolio managers are high conviction investors with have a number of different components to compensation and these components are set out below:
Base Salary: Benchmarked to industry.
Annual Bonus: For portfolio managers, the bonus amount paid is based predominantly on relative investment performance for the relevant strategies/funds assessed over 1, 2 and 3 year rolling numbers. This ensures a longer term investment perspective rather than a year by year focus. Key employees are obliged to take a proportion of the annual bonus in parent company equity which is then locked in for three years. If the executives cease employment with the firm, a portion of this equity is forfeited.
Profit Share: The overall pool for profit share is determined by the profitability of KBI Global Investors Ltd. 30% of Profit before Tax is set aside to fund the Annual Bonus and Profit Share. Any funds remaining after annual bonus awards are distributed among selected key employees. Payments under the profit sharing scheme are through a combination of cash, parent company equity and units in KBI GIobal Investors funds. Equity and fund holdings are held in trust for a three year period. If the executives cease employment with the firm, a portion of this equity is forfeited.
Equity Participation: Following completion of the acquisition of the majority shareholding in KBI Global Investors Ltd by Amundi, key employees hold a 12.5% equity stake in the business. If the employee shareholders were to leave within five years of completion this holding is subject to forfeiture provisions. After year five there are put and call structures in place to enable employees to sell the holding on a phased basis over a multi year period.
Vontobel Asset Management
Portfolio managers are paid a competitive base salary by Vontobel. Their incentive compensation is tied to the investment fees generated by the strategies they manage or co-manage. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A portion of such incentive compensation is subject to three-year deferrals. All amounts deferred must be invested in publicly traded mutual funds or non-registered commingled funds managed or subadvised by Vontobel. The portfolio manager does not receive any compensation directly from the Fund or the Adviser.
Portfolio Manager Fund Ownership
The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in each fund described in the funds’ prospectuses that he or she managed as of September 30, 2016:
Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
David L. Albrycht	Bond Fund	None
	EM Debt Fund	None
	High Yield Fund	None
	Multi-Sector Intermediate Bond Fund	$10,001 - $50,000
	Multi-Sector Short Term Bond Fund	$10,001 - $50,000
	Senior Floating Rate Fund	None
Brian Bandsma	EM Opportunities Fund	None
Lisa M. Baribault	Low Duration Income Fund	None
Matthew Benkendorf	EM Opportunities Fund	None
	Foreign Opportunities Fund	$500,001 - $1,000,00
	Global Opportunities Fund	$500,001 - $1,000,000
Frederick A. Brimberg	International Equity Fund	$100,001 - $500,000
Benjamin Caron	Low Duration Income Fund	None
Ramiz Chelat	EM Opportunities Fund	None
James Collery	EM Equity Income Fund	None
Michael Davis	Equity Trend Fund Global Equity Trend Fund Low Volatility Fund Multi-Asset Trend Fund Sector Trend Fund	None None None None None
Geoffrey Dybas	Global Real Estate Fund	$100,001 - $500,000
	International Real Estate Fund	$10,001 - $50,000
	Real Estate Fund	$100,001- $500,000
Brendan R. Finneran	Equity Trend Fund Global Equity Trend Fund Low Volatility Fund Multi-Asset Trend Fund Sector Trend Fund	None None $50,001 - $100,000 $1 - $10,000 None
Andros Florides	Essential Resources Fund	None
Frank J. Haggerty, Jr.	Global Real Estate Fund	None
	International Real Estate Fund	$10,001 - $50,000
	Real Estate Fund	None
Timothy M. Heaney	CA Tax-Exempt Bond Fund	None
	Tax-Exempt Bond Fund	None
Erik M. Herzfeld	Herzfeld Fund	Over $1,000,000
Thomas J. Herzfeld	Herzfeld Fund	$500,001 - $1,000,000
Robert F. Hofeman, Jr.	Equity Trend Fund Global Equity Trend Fund Low Volatility Fund Multi-Asset Trend Fund Sector Trend Fund	None None $10,001 - $50,000 None None
David Hogarty	EM Equity Income Fund	None
Stephen H. Hooker	EM Debt Fund	None
Matthew Houk	International Wealth Masters Fund	None
	Wealth Masters Fund	$1 - $10,000
Kyle A. Jennings	High Yield Fund	None

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
	Senior Floating Rate Fund	None
Christopher J. Kelleher	Bond Fund	None
	Low Duration Income Fund	None
Daniel Kranson, CFA	Foreign Opportunities Fund Greater European Fund	None None
Warun Kumar	Alternatives Diversifier Fund Equity Trend Fund Global Equity Trend Fund Low Volatility Fund Multi-Asset Trend Fund Sector Trend Fund	None None None None None None
Lisa H. Leonard	Tax-Exempt Bond Fund	None
John Looby	EM Equity Income Fund	None
Connie M. Luecke	Global Infrastructure Fund	$500,001 - $1,000,000
Ian Madden	EM Equity Income Fund	None
Gareth Maher	EM Equity Income Fund	None
Colm O'Connor	Essential Resources Fund	None
Noel O'Halloran	Essential Resources Fund	None
Francesco Ossino	High Yield Fund	None
	Senior Floating Rate Fund	$100,001 - $500,000
Daniel P. Senecal	EM Debt Fund	None
Randle L. Smith	Global Infrastructure Fund	$100,001 - $500,000
Murray Stahl	International Wealth Masters Fund	None
	Wealth Masters Fund	None
David Souccar	Foreign Opportunities Fund	None
Jonathan R. Stanley	High Yield Fund	None
Craig Stone	International Small-Cap Fund	$100,001 - $500,000
Craig Thrasher	International Small-Cap Fund	$100,001 - $500,000
	EM Small-Cap Fund	None
Massimiliano Tondi	EM Equity Income Fund	None
Jin Zhang	EM Opportunities Fund	None
BROKERAGE ALLOCATION AND OTHER PRACTICES
The Funds of Funds generally do not invest directly in securities, but rather invest in ETFs and shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at NAV of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the Funds will pay customary brokerage commissions for each purchase and sale.
The adviser or subadvisers to the underlying mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, each underlying fund’s adviser must comply with the brokerage and allocation procedures adopted by the board of trustees of the underlying mutual fund. The following is a discussion of the portfolio transactions and brokerage procedures of those underlying mutual funds that are affiliated with the Funds, with the exception of the Funds of Funds.
In effecting transactions for the Funds, the applicable subadviser (throughout this section, “Subadviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Funds.
The Subadviser may cause a Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds are considered to be in addition to and not in lieu of services required to be performed by each Subadviser under its contract with the Trust and may benefit both the Funds and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Funds.
If the securities in which a particular Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Some fund transactions are, subject to the Conduct Rules of the FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Funds.
The Trust has implemented, and the Board has approved, policies and procedures reasonably designed to prevent (i) the Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.
The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, a Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs share pro rata based on the Fund’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Subadviser’s compliance officer in accordance with applicable policies and procedures. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Board will review these procedures from time to time as they deem appropriate.
The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the past three fiscal years.
	Aggregate Amount of Brokerage Commissions ($)
Fund	2014	2015	2016
Alternatives Diversifier Fund	11,270	13,236	11,968
Bond Fund	N/A	N/A	34
CA Tax-Exempt Bond Fund	N/A	N/A	N/A
EM Debt Fund	N/A	53	54
EM Equity Income Fund	74,774	59,583	32,069
EM Opportunities Fund*	6,049,519	9,482,123	10,654,334
EM Small Cap Fund	10,679	8,475	6,080
Equity Trend Fund	2,889,384	3,924,639	511,775

	Aggregate Amount of Brokerage Commissions ($)
Fund	2014	2015	2016
Essential Resources	N/A	5,7605,671	5,671
Foreign Opportunities Fund	891,751	842,609	919,180
Global Equity Trend Fund	110,452	176,400	22,909
Global Infrastructure Fund	40,777	53,947	47,661
Global Opportunities Fund	51,842	53,540	55,629
Global Real Estate Fund	19,218	32,660	784,036
Greater European Fund	12,960	11,731	13,139
Herzfeld Fund	12,362	26,360	17,902
High Yield Fund	970	1,970	4,310
International Equity Fund	18,477	17,112	10,898
International Real Estate Fund	21,160	16,014	22,162
International Small-Cap Fund	78,348	100,236	67,363
International Wealth Masters Fund	N/A	5,612	2,469
Low Duration Income Fund*	N/A	N/A	301
Low Volatility Equity Fund	743	562	2,993
Multi-Asset Trend Fund	380,978	461,360	82,647
Multi-Sector Intermediate Bond Fund	697	N/A	2,143
Multi-Sector Short Term Bond Fund	570	N/A	40,287
Real Estate Fund	449,837	408,884	416,596
Sector Trend Fund	198,890	509,691	227,698
Senior Floating Rate Fund	2,010	N/A	N/A
Tax-Exempt Bond Fund*	N/A	N/A	N/A
Wealth Masters Fund	69,382	8,475	59,691
*
EM Opportunities Fund, Low Duration Income Fund and Tax-Exempt Bond Fund have been in existence only since September 23, 2016; therefore the brokerage commissions paid for those funds in 2016 reflect the brokerage commissions paid by their respective predecessor fund for the fiscal period ended September 30, 2016. The brokerage commissions paid for those funds in 2014 and 2015 reflect the brokerage commissions paid by their respective predecessor fund for the fiscal years ended December 31, 2014 and December 31, 2015.

In fiscal years 2014, 2015 and 2016, no brokerage commissions were paid by the funds to any affiliate of the Funds, the Adviser or the Distributor, or to any affiliate of any affiliate of the Funds, the Adviser or the Distributor. Brokerage commissions of $14,021,999 paid during the fiscal year ended September 30, 2016, were paid on portfolio transactions aggregating $27,288,704,095 executed by brokers who provided research and other statistical information.
Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Subadvisers. It may frequently happen that the same security is held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund or account. When two or more funds or accounts advised by a Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds or accounts in a manner equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds. It is the opinion of the Board of the Trust that the desirability of utilizing each Subadviser as an investment adviser to the Funds outweighs the disadvantages that may be said to exist from simultaneous transactions.
During the fiscal year ended September 30, 2016 the Funds had no directed brokerage transactions to brokers for proprietary and third party research services.
Securities of Regular Broker-Dealers
The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year. During the fiscal year ended September 30, 2016, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2016 (amounts in thousands, except shares) were as follows:

Fund	Broker/Dealer	Value ($)
Bond Fund	Bank of America LLC	1,529
	Barclays Bank PLC	261
	Citicorp Securities Services Inc.	1,001
	Credit Suisse First Boston Corp.	90
	Goldman Sachs & Co.	580
	JPMorgan Chase & Co.	2,182
	Morgan Stanley	3,781
	UBS AG	582
	Wells Fargo & Co.	784
Foreign Opportunities Fund	UBS AG	13,749
High Yield Fund	Citicorp Securities Services Inc.	309
	Goldman Sachs & Co.	218
	JPMorgan Chase & Co.	319
Global Opportunities Fund	Wells Fargo & Co.	6,536
Greater European Opportunities Fund	UBS AG	338
Low Duration Income Fund	Bank of America LLC	8,105
	Barclays Bank PLC	5,543
	Citicorp Securities Services Inc.	10,220
	Credit Suisse First Boston Corp.	2,482
	Goldman Sachs & Co.	4,691
	JPMorgan Chase & Co.	30,947
	Morgan Stanley	9,463
	Wells Fargo & Co.	6,836
Multi-Sector Intermediate Bond Fund	Bank of America LLC	5,095
	Barclays Bank PLC	553
	Citicorp Securities Services Inc.	4,034
	Credit Suisse First Boston Corp.	1,267
	Deutsche Bank Securities, Inc.	902
	Goldman Sachs & Co.	618
	JPMorgan Chase & Co.	3,167
	Morgan Stanley	2,941
	Wells Fargo & Co.	2,631
Multi-Sector Short-Term Bond Fund	Bank of America LLC	106,357
	Barclays Bank PLC	54,335
	Citicorp Securities Services Inc.	131,012
	Credit Suisse First Boston Corp.	67,269
	Deutsche Bank Securities, Inc.	6,613
	Goldman Sachs & Co.	57,024
	JPMorgan Chase & Co.	345,417
	Morgan Stanley	103,906
	UBS AG	8,458
	Wells Fargo & Co	139,395
Sector Trend Fund	Bank of America LLC	1,308
	Citicorp Global Markets Inc.	1,132
	Goldman Sachs & Co.	501
	JPMorgan Chase & Co.	1,985
	Morgan Stanley	388
	Wells Fargo & Co.	1,663
During the fiscal year ended September 30, 2016 the Funds had no directed brokerage transactions to brokers for proprietary and third party research services.

PURCHASE, REDEMPTION AND PRICING OF SHARES
How to Buy Shares
For Class A Shares, Class C Shares and Class T Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to open an account and buy Class R6 Shares.
The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.
Alternative Purchase Arrangements
Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.
The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and CDSC on Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.
Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fees with respect to the Class C and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.
The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares, Class C Shares or Class T Shares.
Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares
Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC may apply on certain redemptions on which a finder's fee has been paid. For Virtus Low Duration Income Fund and Virtus Multi-Sector Short Term Bond Fund, the CDSC may be imposed on redemptions within 12 months of a finder’s fee being paid; for all other funds, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For Virtus fixed income fund and Virtus Sector Trend Fund the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.
Class B Shares
➛
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds as permitted by the existing exchange privileges (as set forth in the Funds’ prospectuses).
Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. Class B Shares of the Short Term Bond Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” in this SAI.)
Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of each Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.
Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative NAV of the two classes without the imposition of any sales load, fee or other charge.
For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.
Class C Shares
Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to a sales charge when redeemed. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of each Fund’s aggregate average daily net assets attributable to Class C Shares. Class C Shares of the Multi-Sector Short Term Bond Fund are subject to ongoing distribution and service fees of up to 0.50% of the Funds’ aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.
Class T Shares (Short Term Bond Fund Only)
Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” in this SAI.) Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund’s aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any Virtus Mutual Fund.
Class I Shares
Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the subadvisers, their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates.
Class R6 Shares
Class R6 Shares are available only to employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, where the employer, administrator, sponsor or related person has entered into an agreement with the fund’s Transfer Agent to make Class R6 Shares available to plan participants where plan level or omnibus accounts are held on the books of the fund. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs and are not available through retail, advisory fee-based wrap platforms. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.
Class A Shares — Reduced Initial Sales Charges
Investors choosing Class A Shares may be entitled to reduced inital sales charges. The ways in which initial sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus fixed income funds and Virtus Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.
Qualified Purchasers
If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:
(1) trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;
(2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, subadviser or Distributor;
(3) any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements;
(5) any qualified retirement plan exclusively for persons described above;
(6) any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;
(7) any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;
(8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;
(9) any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;
(10) any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of  $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;
(12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;
(13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(14) any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.
If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:
(15) individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients;
(16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or
(18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
Combination Purchase Privilege
Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either:
(a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary;
(b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist);
(c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or
(d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Right of Accumulation
The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds and their agents at the time of purchase to exercise this right.
Gifting of Shares
If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these Funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Associations
Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
Letter of Intent
If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the Funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the Letter of Intent amount will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Transfer Agent will redeem restricted Class A Shares before Class B Shares, Class C Shares or Class T Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.
Waiver of Deferred Sales Charges
The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares, Class C Shares and Class T Shares if the redemption is made
(a) within one year of death,
(i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,
(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or     other custodial account, or
(iv) of the “grantor” on a trust account;
(b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA;
(d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e) based on the exercise of exchange privileges among Class A Shares, Class B Shares, Class C Shares and Class T Shares of these Funds or other Virtus Mutual Fund;
(f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and
(g) based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See "Systematic Withdrawal Program" in this SAI for additional information about these restrictions.)
If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.
How to Redeem Shares
Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by the Funds’ Transfer Agent, an authorized broker or the broker’s authorized designee.
Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.
Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class T Shares Only
The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.
Redemptions by Class A, Class B, Class C and Class T shareholders will be subject to the applicable deferred sales charge, if any. A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.
Class R6 Shares Only
If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to sell Class R6 Shares.
Redemptions by Mail
Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. (See the Funds’ current Prospectuses for more information.)
Redemptions by Telephone
Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.
Redemption of Small Accounts
Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectuses for more information.)

Redemptions by Check (Certain Fixed Income Funds only)
Any shareholder of a Fixed Income Fund may elect to redeem shares held in his account by check. Please call us at 800-243-1574 for a listing of funds offering this feature. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.
Checks may be drawn payable to any person in an amount of not less than $250, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $250 or more.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class A and Class C accounts are subject to the applicable deferred sales charge, if any.
The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.
Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his or her account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his or her account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.
Redemptions in Kind
To the extent consistent with state and federal law, each Virtus Mutual Fund may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of  $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.
Account Reinstatement Privilege
Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current Prospectuses for more information.)
Returned/Uncashed Checks Policy
For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings from Virtus with regard to uncashed distribution checks, we may take any of the following actions:
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The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund.

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Any systematic withdrawal plan will be stopped immediately.

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If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds.

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If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund.

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No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the applicable Fund’s required minimum threshold.
Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.
Pricing of Shares
The NAV per share of each class of each Fund generally is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the NYSE is open for trading. A Fund will not calculate its NAV per share class on days when the NYSE is closed for trading.
The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the NAV of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.
A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board.
Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer and assistant treasurer of the Trust, along with two appointees of the Adviser and two appointees of the Administrator who are identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
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Level 1 – quoted prices in active markets for identical securities

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Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy.

Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.
Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.
Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.
INVESTOR ACCOUNT SERVICES AND POLICIES
The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at 800.243.1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and their agents reserve the right to modify or terminate these services upon reasonable notice.
Exchanges
Under certain circumstances, shares of any Virtus Mutual Fund may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. For all Virtus fixed income funds and Virtus Sector Trend Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” in this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
In certain circumstances, a Fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a Fund into another class of the same Fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected Fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Fund, the Distributor or the Transfer Agent, and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.
Systematic Exchanges
If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.
Dividend Reinvestment Across Accounts
If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.
Invest-by-Phone
This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.
To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800.367.5877 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.
Systematic Withdrawal Program
The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the

Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.
Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.
Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of share classes on which a CDSC may be payable will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Qualification as a Regulated Investment Company
Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.
Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.
Each Fund must satisfy the following tests each year in order to qualify as a RIC: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet specified diversification requirements at the end of each quarter of each taxable year. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of cash, cash items, United States government securities and securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs). In addition, the Fund may not hold more than 25% of the securities (other than of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or 25% of the securities of one or more qualified publicly traded partnerships. Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a Fund does not qualify as a RIC or fails to distribute at least 90% of the Fund’s investment company taxable income, all of its taxable income will be taxed at corporate rates, the Fund would not be entitled to deduct distributions to shareholders, and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.
Taxation of Debt Securities
Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.
A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as a RIC.
Taxation of Derivatives and Foreign Currency Transactions
Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.
Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.
Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.
Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.
Taxation of Foreign Investments
If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.
The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of  (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.
United States Federal and California Taxation of Distributions—CA Tax-Exempt Bond Fund
If at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is comprised of tax-exempt state and local bonds, then such Fund is qualified to pay exempt-interest dividends for United States federal income tax purposes to the Fund’s shareholders. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities, and the Fund will provide shareholders with a written statement identifying each shareholder’s amount of exempt-interest dividends. Exempt-interest dividends received by a shareholder are treated as items of tax-exempt interest to the shareholder.
In addition, distributions or parts thereof derived from interest received on state and local issues and United States government obligations held by the CA Tax-Exempt Bond Fund will be exempt from California personal income taxes in ratable proportion of income of the California investments and United States government obligations of the CA Tax-Exempt Bond Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in State and local issues and United States government issues at the end of each fiscal quarter. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax.
Taxation of Distributions to Shareholders
Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate (maximum 20%) for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is qualified dividend income. An additional 3.8% tax will generally apply to the lesser of  (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).
Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.
Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxable on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.
Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.
Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.
A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.
Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.
Shareholders should consult their own tax advisors about their tax situations.
Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Regulations that may differ from United States Generally Accepted Accounting Principles.
Sale or Exchange of Fund Shares
Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.
Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.
Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the calendar year of the disposition. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.
For shares of a Fund acquired on or after January 1, 2012, each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.
Tax Information Notices
Written notices will be sent to shareholders (by United States mail and/or electronic delivery, as applicable) regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).
Important Notice Regarding Taxpayer IRS Certification and Backup Withholding
Pursuant to the Code and Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.
Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their taxpayer identification number.
Foreign Shareholders
Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.
Other Tax Consequences
In addition to the United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2016, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.
From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as interpreted by the courts and the IRS as of December 2016 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situations, including the potential application of United States federal, state, local and foreign tax laws.
Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.
Tax Sheltered Retirement Plans
Shares of the Funds are offered in connection with the following retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call the Distributor at 800.243.4361 for further information about the plans.
PERFORMANCE INFORMATION
Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.
The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Barclays Capital U.S. Aggregate Bond Index, Russell Midcap® Growth Index, MSCI EAFE Index® (Europe Australia Far East), Consumer Price Index, Barclays Capital California Municipal Bond Index, Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index, MSCI World Index, FTSE EPRA/NAREIT Developed Rental ex-U.S. Index, Citigroup 90-Day Treasury Bill Index and FTSE NAREIT U.S. Real Estate Index.
Advertisements, sales literature and other communications may contain information about the Funds’ and their subadvisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.
Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.
Total Return
Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of  $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum CDSC applicable to a complete redemption of the investment in the case of Class B Shares, Class C Shares and Class T Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.
For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.
The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of  $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.
The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.
Yield
The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:
Where:
a = dividends and interest earned during the period.
b = net expenses accrued for the period.
c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share of the class on the last day of the period.
A standardized “tax-equivalent yield” may be quoted for the Tax-Exempt Bond Fund, which is computed by: (a) dividing the portion of the Fund’s yield that is exempt from federal income tax by one minus a stated federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.
FINANCIAL STATEMENTS
The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.
The Funds’ financial statements for the Trust’s fiscal year ended September 30, 2016, appearing in the Funds’ 2016 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF RATINGS
A-1 and P-1 Commercial Paper Ratings
The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor’s Corporation or P-1 by Moody’s Investors Services, Inc. (Moody’s), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s.
Commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.
The rating P-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
Moody’s Investors Service, Inc.
Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure.
aaa — An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa — An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
a — An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.
baa — An issue which is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.
The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.
Standard and Poor’s Corporation Corporate Bond Ratings
AAA —
Bonds rated AAA have the highest rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.
AA —
Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.
A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.
Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.
Fitch
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

APPENDIX B — CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information as of January 3, 2017, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Fund’s outstanding securities (Principal Shareholders) and the name of each person who has beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund (Control Person), as noted below.

*These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

CONTROL PERSON NAME AND ADDRESS	FUND	PERCENTAGE (%) OF FUND OUTSTANDING
AMERICAN ENTERPRISE INVESTMENT SVC * FBO #XXXX9970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND	25.54%
MORGAN STANLEY SMITH BARNEY * HARBORSIDE FINANCIAL CTR PLZ 2 FL 3 JERSEY CITY NJ 07311	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND	30.33%
	VIRTUS HERZFELD FUND	26.08%
NATIONAL FINANCIAL SERVICES LLC * FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	VIRTUS EMERGING MARKETS SMALL-CAP FUND	37.20%
	VIRTUS INTERNATIONAL SMALL-CAP FUND	70.26%
UBS WM USA * XXX XXXXX 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	VIRTUS HERZFELD FUND	29.86%
	VIRTUS SENIOR FLOATING RATE FUND	38.59%
VIRTUS PARTNERS INC 100 PEARL ST 8TH FL HARTFORD CT 06103-4500	VIRTUS EMERGING MARKETS DEBT FUND	87.10%
	VIRTUS EMERGING MARKETS SMALL-CAP FUND	53.84%
	VIRTUS ESSENTIAL RESOURCES FUND	93.07%
	VIRTUS INTERNATIONAL EQUITY FUND	27.26%
	VIRTUS INTERNATIONAL WEALTH MASTERS FUND	97.13%
	VIRTUS LOW VOLATILITY EQUITY FUND	74.72%
WELLS FARGO CLEARING SVCS LLC * SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	VIRTUS MULTI-ASSET TREND FUND	35.04%

129

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
ALAN KIRCHDOERFER DRUMS PA 18222	VIRTUS LOW VOLATILITY EQUITY FUND-CLASS C	7.85%
AMERICAN ENTERPRISE INVESTMENT SVC * FBO #XXXX9970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS A	16.03%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS C	6.13%
	VIRTUS BOND FUND-CLASS A	6.17%
	VIRTUS EMERGING MARKETS DEBT FUND-CLASS A	10.13%
	VIRTUS EMERGING MARKETS DEBT FUND-CLASS C	7.23%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	32.63%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS C	20.02%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS A	7.31%
	VIRTUS EQUITY TREND FUND-CLASS A	15.83%
	VIRTUS EQUITY TREND FUND-CLASS C	8.24%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS A	23.67%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS C	12.91%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS A	13.69%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS C	31.70%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS A	30.26%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS C	14.92%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS A	12.98%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS C	25.34%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS A	57.82%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	20.95%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS A	45.65%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS C	19.88%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS I	13.25%
	VIRTUS HERZFELD FUND-CLASS A	14.48%
	VIRTUS HIGH YIELD FUND-CLASS B	18.46%
	VIRTUS HIGH YIELD FUND-CLASS C	5.21%
	VIRTUS INTER REAL ESTATE SECURITIES FUND-CLASS A	9.92%
	VIRTUS INTER REAL ESTATE SECURITIES FUND-CLASS C	8.73%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS A	32.80%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS A	30.05%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS C	24.54%
	VIRTUS LOW DURATION INCOME FUND-CLASS A	16.11%
	VIRTUS LOW DURATION INCOME FUND-CLASS C	9.40%
	VIRTUS LOW DURATION INCOME FUND-CLASS I	14.88%
	VIRTUS MULTI-ASSET TREND FUND-CLASS A	13.64%
	VIRTUS MULTI-ASSET TREND FUND-CLASS C	12.77%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	14.85%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS A	28.95%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS C	8.43%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS A	9.38%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS B	44.58%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS C	5.14%
	VIRTUS SECTOR TREND FUND-CLASS A	14.59%
	VIRTUS SECTOR TREND FUND-CLASS C	13.12%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS A	7.09%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS C	7.07%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS A	16.11%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS C	7.57%
	VIRTUS WEALTH MASTERS FUND-CLASS A	41.31%
	VIRTUS WEALTH MASTERS FUND-CLASS C	15.93%
BNYM I S TRUST CO CUST FOR THE NON-DFI SIMPLE IRA OF DARIN B HILL BAILEYVILLE ME 04694-0000	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND - CLASS B	13.93%
BNYM I S TRUST CO CUST FOR THE IRA OF KUO HUA HUNG QUINCY MA 02170-1429	VIRTUS HIGH YIELD FUND - CLASS B	10.24%

130

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
BNYM I S TRUST CO CUST FOR THE SEP IRA OF DENIS L LABARRE WEST SUFFIELD CT 06093-3502	VIRTUS EMERGING MARKETS SMALL-CAP FUND-CLASS A	6.77%
BNYM I S TRUST CO CUST FOR THE IRA ROLLOVER OF ALEXANDER LILEIKA VALHALLA NY 10595-1401	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS B	7.32%
BNYM I S TRUST CO CUST FOR THE SEP IRA OF ROBERT G WELCH AUSTIN TX 78731-1158	VIRTUS INTERNATIONAL EQUITY FUND - CLASS A	10.45%
CHARLES SCHWAB & CO * SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	VIRTUS REAL ESTATE SECURITIES FUND-CLASS R6	52.61%
CHARLES SCHWAB & CO INC * SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	VIRTUS CA TAX-EXEMPT BOND FUND-CLASS A	5.67%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	8.84%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS A	32.41%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS I	10.11%
	VIRTUS EQUITY TREND FUND-CLASS A	5.96%
	VIRTUS EQUITY TREND FUND-CLASS C	5.42%
	VIRTUS EQUITY TREND FUND-CLASS I	5.13%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS A	7.22%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS I	10.45%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS A	5.94%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS C	6.52%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS I	14.01%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	7.57%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	14.08%
	VIRTUS HIGH YIELD FUND-CLASS B	11.80%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS I	6.26%
	VIRTUS MULTI-ASSET TREND FUND-CLASS A	5.72%
	VIRTUS MULTI-ASSET TREND FUND-CLASS I	10.84%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	5.90%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS C	7.64%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS A	12.24%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS I	13.54%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS A	5.17%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS I	9.61%
	VIRTUS WEALTH MASTERS FUND-CLASS A	8.48%
	VIRTUS WEALTH MASTERS FUND-CLASS C	10.99%
	VIRTUS WEALTH MASTERS FUND-CLASS I	7.66%
DANIEL REICHMAN TENAFLY NJ 07670-1102	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS B	5.29%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS R6	5.04%
EDWARD D. JONES AND CO * FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	VIRTUS REAL ESTATE SECURITIES FUND - CLASS I	22.31%
FIFTH THIRD BANK TTEE * VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS R6	6.77%

131

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
GREAT-WEST TRUST COMPANY LLC TTEE FOR EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	VIRTUS REAL ESTATE SECURITIES FUND-CLASS A	5.37%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS R6	5.72%
JUDY L KELLY TTEE JUDY LITTON KELLY REV TRUST COLUMBIA MO 65203	VIRTUS LOW VOLATILITY EQUITY FUND-CLASS C	5.95%
LPL FINANCIAL * OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS A	15.59%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS I	10.05%
	VIRTUS EMERGING MARKETS DEBT FUND-CLASS A	76.36%
	VIRTUS EMERGING MARKETS SMALL-CAP FUND-CLASS C	12.39%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS C	5.64%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS I	7.83%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS C	6.16%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS I	6.30%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	6.53%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS A	6.00%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS C	6.01%
	VIRTUS HIGH YIELD FUND-CLASS C	9.72%
	VIRTUS HIGH YIELD FUND-CLASS I	18.69%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS A	8.76%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS C	6.55%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS I	17.38%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	17.66%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS C	7.19%
	VIRTUS LOW VOLATILITY EQUITY FUND-CLASS A	8.14%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS B	71.66%
	VIRTUS SECTOR TREND FUND-CLASS A	6.32%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS C	6.95%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS I	15.02%
MG TRUST COMPANY * CUST. FBO BUSINESS INFORMATION SOLUTIONS, INC 717 17TH STREET SUITE 1300 DENVER CO 80202	VIRTUS GLOBAL EQUITY TREND FUND-CLASS I	6.91%
MG TRUST COMPANY TRUSTEE * ROCKBRIDGE WEALTH MANAGEMENT 717 17TH STREET SUITE 1300 DENVER CO 80202	VIRTUS GLOBAL EQUITY TREND FUND-CLASS I	5.40%
MIAMI UNIVERSITY FOUNDATION ATTN BRUCE GUIOT 107 ROUDEBUSH HALL OXFORD OH 45056	VIRTUS GLOBAL OPPORTUNITIES FUND - CLASS I	57.43%
MID ATLANTIC TRUST COMPANY * FBO CCI LIMITED PARTNERSHIP RETIREMENT 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH, PA 15222	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS R6	14.70%
MID ATLANTIC TRUST COMPANY FBO PACIFIC TRADE INTERNATIONAL 401(K) 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH, PA 15222	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS A	7.43%
MILDRED S GOODMAN GALE G WARREN JT WROS JAMESVILLE NY 13078-9519	VIRTUS HIGH YIELD FUND - CLASS B	5.87%

132

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
MLPF&S * FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS A	5.39%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS C	17.32%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS I	9.60%
	VIRTUS BOND FUND-CLASS A	5.72%
	VIRTUS BOND FUND-CLASS C	13.97%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS A	7.53%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS C	8.38%
	VIRTUS EQUITY TREND FUND-CLASS A	6.29%
	VIRTUS EQUITY TREND FUND-CLASS C	13.12%
	VIRTUS EQUITY TREND FUND-CLASS I	11.31%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS A	6.06%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS C	9.03%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS R6	32.25%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS C	13.84%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS I	13.77%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS C	6.36%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS I	5.60%
	VIRTUS HIGH YIELD FUND-CLASS B	24.32%
	VIRTUS INTER REAL ESTATE SECURITIES FUND-CLASS C	7.48%
	VIRTUS LOW DURATION INCOME FUND-CLASS A	7.89%
	VIRTUS LOW DURATION INCOME FUND-CLASS C	14.09%
	VIRTUS LOW DURATION INCOME FUND-CLASS I	10.87%
	VIRTUS MULTI-ASSET TREND FUND-CLASS I	7.21%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	7.13%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	20.59%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	27.01%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS A	7.15%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS I	12.35%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS T	34.63%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS B	16.34%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS C	7.50%
	VIRTUS SECTOR TREND FUND-CLASS A	11.85%
	VIRTUS SECTOR TREND FUND-CLASS C	20.47%
	VIRTUS SECTOR TREND FUND-CLASS I	13.36%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS A	5.61%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS C	12.99%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS I	23.40%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS C	14.14%
	VIRTUS WEALTH MASTERS FUND-CLASS C	17.14%
	VIRTUS WEALTH MASTERS FUND-CLASS I	7.41%

133

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
MORGAN STANLEY SMITH BARNEY * HARBORSIDE FINANCIAL CTR PLZ 2 FL 3 JERSEY CITY NJ 07311	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS A	8.12%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS C	35.97%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS I	26.48%
	VIRTUS BOND FUND-CLASS C	5.83%
	VIRTUS CA TAX-EXEMPT BOND FUND-CLASS A	8.79%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS A	13.47%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS C	35.20%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS I	33.46%
	VIRTUS EQUITY TREND FUND-CLASS A	8.50%
	VIRTUS EQUITY TREND FUND-CLASS C	19.99%
	VIRTUS EQUITY TREND FUND-CLASS I	15.05%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS C	21.69%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS I	34.96%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS C	18.68%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS I	6.68%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS A	10.90%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS C	15.16%
	VIRTUS HERZFELD FUND-CLASS A	10.50%
	VIRTUS HERZFELD FUND-CLASS C	38.45%
	VIRTUS HERZFELD FUND-CLASS I	24.15%
	VIRTUS HIGH YIELD FUND-CLASS C	18.27%
	VIRTUS INTER REAL ESTATE SECURITIES FUND-CLASS C	23.97%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS C	36.69%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS I	7.62%
	VIRTUS LOW DURATION INCOME FUND-CLASS A	5.40%
	VIRTUS LOW DURATION INCOME FUND-CLASS C	24.86%
	VIRTUS LOW DURATION INCOME FUND-CLASS I	9.18%
	VIRTUS MULTI-ASSET TREND FUND-CLASS C	6.36%
	VIRTUS MULTI-ASSET TREND FUND-CLASS I	8.63%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	7.62%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	16.50%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	21.75%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS A	9.09%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS C	23.05%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS I	29.73%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS T	19.75%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS C	13.34%
	VIRTUS SECTOR TREND FUND-CLASS A	5.05%
	VIRTUS SECTOR TREND FUND-CLASS C	14.36%
	VIRTUS SECTOR TREND FUND-CLASS I	35.82%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS C	22.68%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS I	21.08%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS A	11.60%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS C	17.88%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS I	11.19%
	VIRTUS WEALTH MASTERS FUND-CLASS A	7.93%
	VIRTUS WEALTH MASTERS FUND-CLASS C	15.52%
	VIRTUS WEALTH MASTERS FUND-CLASS I	8.11%

134

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
NATIONAL FINANCIAL SERVICES LLC * FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS A	11.05%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS C	5.83%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS I	15.20%
	VIRTUS BOND FUND-CLASS B	75.70%
	VIRTUS BOND FUND-CLASS I	34.16%
	VIRTUS CA TAX-EXEMPT BOND FUND-CLASS I	85.91%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS A	8.91%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS I	8.64%
	VIRTUS EMERGING MARKETS SMALL-CAP FUND-CLASS A	22.74%
	VIRTUS EMERGING MARKETS SMALL-CAP FUND-CLASS I	39.73%
	VIRTUS EQUITY TREND FUND-CLASS A	6.37%
	VIRTUS EQUITY TREND FUND-CLASS I	6.91%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS A	9.30%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS C	19.11%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS I	15.30%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS A	5.46%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS C	14.77%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS I	16.27%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS A	5.91%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS C	5.20%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS I	12.27%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS A	5.89%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS I	5.92%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	7.32%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	16.35%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS A	13.35%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS I	7.08%
	VIRTUS HERZFELD FUND-CLASS I	7.04%
	VIRTUS HIGH YIELD FUND-CLASS A	5.62%
	VIRTUS HIGH YIELD FUND-CLASS B	27.51%
	VIRTUS HIGH YIELD FUND-CLASS C	22.02%
	VIRTUS HIGH YIELD FUND-CLASS I	25.77%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS A	8.69%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS C	6.93%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS I	27.10%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS A	21.89%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	6.75%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS I	19.83%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS A	9.19%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS I	76.29%
	VIRTUS INTERNATIONAL WEALTH MASTERS FUND-CLASS A	44.03%
	VIRTUS LOW DURATION INCOME FUND-CLASS A	8.92%
	VIRTUS LOW DURATION INCOME FUND-CLASS I	10.47%
	VIRTUS LOW VOLATILITY EQUITY FUND-CLASS A	54.00%
	VIRTUS LOW VOLATILITY EQUITY FUND-CLASS C	12.19%
	VIRTUS MULTI-ASSET TREND FUND-CLASS A	11.80%
	VIRTUS MULTI-ASSET TREND FUND-CLASS C	7.59%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS B	5.83%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS A	10.84%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS A	25.02%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS C	16.91%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS I	12.81%
	VIRTUS SECTOR TREND FUND-CLASS I	7.61%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS A	8.45%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS I	9.74%
	VIRTUS WEALTH MASTERS FUND-CLASS A	7.61%
	VIRTUS WEALTH MASTERS FUND-CLASS I	18.54%

135

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
NFS LLC FEBO ASC TRUST CORPORATION ATTN GABY BAMBA 120 FATHER DUENAS AVE STE 110 CAPITOL PLAZA BLDG HAGATNA, GU 96910-5058 COVINGTON KY 41015	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS R6	14.59%
NFS LLC FEBO * FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS R6	18.82%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS R6	47.69%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND-CLASS R6	89.33%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS R6	37.75%
NFS LLC FEBO * THE NORTHERN TRUST COMPANY FBO A/C - XXXXX34 PO BOX 92956 CHICAGO IL 60675-2956	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS R6	9.40%
PERSHING LLC * 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	VIRTUS BOND FUND-CLASS A	5.41%
	VIRTUS BOND FUND-CLASS C	15.61%
	VIRTUS CA TAX-EXEMPT BOND FUND-CLASS A	6.80%
	VIRTUS EMERGING MARKETS DEBT FUND-CLASS C	17.55%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	22.29%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS C	27.63%
	VIRTUS EMERGING MARKETS SMALL-CAP FUND-CLASS A	18.63%
	VIRTUS EQUITY TREND FUND-CLASS A	8.33%
	VIRTUS EQUITY TREND FUND-CLASS C	5.16%
	VIRTUS ESSENTIAL RESOURCES FUND-CLASS A	45.41%
	VIRTUS ESSENTIAL RESOURCES FUND-CLASS C	29.05%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS A	19.73%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS C	12.62%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS A	10.29%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS C	6.64%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS I	8.22%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS A	9.28%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS C	8.45%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS A	12.91%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	12.18%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS A	17.54%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS C	9.31%
	VIRTUS HERZFELD FUND-CLASS A	45.22%
	VIRTUS HERZFELD FUND-CLASS C	38.48%
	VIRTUS HIGH YIELD FUND-CLASS C	8.97%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS A	21.87%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS C	11.17%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS I	9.07%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS A	7.13%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	25.53%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS I	19.21%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS A	7.26%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS C	5.05%
	VIRTUS LOW DURATION INCOME FUND-CLASS A	7.98%
	VIRTUS MULTI-ASSET TREND FUND-CLASS A	8.14%
	VIRTUS MULTI-ASSET TREND FUND-CLASS C	5.74%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	12.81%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS B	87.61%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	8.41%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS A	6.81%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS A	8.47%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS B	9.45%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS C	6.41%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS I	9.26%
	VIRTUS SECTOR TREND FUND-CLASS C	7.71%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS A	5.81%

136

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS TAX-EXEMPT BOND FUND-CLASS C	7.94%
	VIRTUS WEALTH MASTERS FUND-CLASS C	6.07%
	VIRTUS WEALTH MASTERS FUND-CLASS I	9.24%
PIMS/PRUDENTIAL RETIREMENT * AS NOMINEE FOR THE TTEE/CUST PL 767 DAWN FOODS RETIREMENT SAVINGS 3333 SARGENT ROAD JACKSON MI 492018847	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS R6	8.36%
RAYMOND JAMES * OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXX015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS A	10.12%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS I	8.39%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS C	19.72%
	VIRTUS EQUITY TREND FUND-CLASS A	5.34%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS A	6.79%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS I	17.63%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS C	6.88%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS I	6.33%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	5.79%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	12.62%
	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS C	53.70%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	16.72%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS A	5.94%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS C	13.32%
	VIRTUS MULTI-ASSET TREND FUND-CLASS C	9.92%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS A	5.45%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS C	25.73%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS A	9.79%
	VIRTUS WEALTH MASTERS FUND-CLASS C	5.23%
RBC CAPITAL MARKETS LLC * MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST MINNEAPOLIS MN 55402-4400	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS I	23.63%
	VIRTUS INTERNATIONAL WEALTH MASTERS FUND-CLASS A	7.61%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	6.32%
ROBERT M HEMPHILL ELLEN ROSE HEMPHILL JT WROS EUGENE OR 97401-4167	VIRTUS EMERGING MARKETS SMALL-CAP FUND-CLASS A	11.48%
SEYMOUR FREIDBERG ARLENE FREIDBERG JT WROS TOD BOYNTON BEACH FL 33437-8411	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS B	11.77%
STATE STREET BANK CUSTODIAN * (FBO) CUSTODIAN ADP ACCESS LARGE MARKET 401K 1 LINCOLN ST BOSTON MA 02111-2901	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS A	5.85%
STIFEL NICOLAUS & CO INC A/C XXXX-X173 KATHERINE L SMITH SEP IRA ST LOUIS MO 63102	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	6.06%
SUSANNE E BONN ELLINGTON CT 06029-2412	VIRTUS EMERGING MARKETS DEBT FUND-CLASS C	5.71%
TD AMERITRADE FBO KIMBERLY HOFEMAN SEP IRA TD AMERITRADE CLEARING, CUSTODIAN HANOVER MA 02339-1500	VIRTUS LOW VOLATILITY EQUITY FUND-CLASS C	11.35%
TD AMERITRADE INC * FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	VIRTUS GREATER EUROPEAN OPPS FUND-CLASS I	45.37%

137

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
UBS WM USA * XXX XXXXX 6100 SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS C	8.02%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS I	17.07%
	VIRTUS BOND FUND-CLASS C	26.66%
	VIRTUS BOND FUND-CLASS I	40.69%
	VIRTUS EMERGING MARKETS DEBT FUND-CLASS C	22.65%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS C	11.62%
	VIRTUS EQUITY TREND FUND-CLASS A	5.99%
	VIRTUS EQUITY TREND FUND-CLASS C	5.86%
	VIRTUS EQUITY TREND FUND-CLASS I	21.77%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS C	9.47%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS I	5.39%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS A	8.11%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS C	5.29%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS I	5.85%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS C	14.55%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS C	9.34%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	10.21%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	10.55%
	VIRTUS HERZFELD FUND-CLASS A	6.31%
	VIRTUS HERZFELD FUND-CLASS C	10.62%
	VIRTUS HERZFELD FUND-CLASS I	51.02%
	VIRTUS HIGH YIELD FUND-CLASS I	5.08%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS A	5.40%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS C	14.73%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS C	11.12%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS I	6.03%
	VIRTUS LOW DURATION INCOME FUND-CLASS A	11.42%
	VIRTUS LOW DURATION INCOME FUND-CLASS C	11.87%
	VIRTUS LOW DURATION INCOME FUND-CLASS I	16.29%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	7.98%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	20.31%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	18.82%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND-CLASS R6	5.15%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS A	12.32%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS C	20.02%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS I	25.68%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS T	12.73%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS I	5.98%
	VIRTUS SECTOR TREND FUND-CLASS C	5.71%
	VIRTUS SECTOR TREND FUND-CLASS I	13.22%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS A	58.76%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS C	19.00%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS I	28.02%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS A	5.23%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS C	17.87%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS I	20.85%
	VIRTUS WEALTH MASTERS FUND-CLASS C	7.25%
	VIRTUS WEALTH MASTERS FUND-CLASS I	17.24%
VIRTUS DIVERSIFIER FUND	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS I	24.69%
ATTN AMY ROBINSON C/O VIRTUS INVESTMENT PARTNERS 100 PEARL ST HARTFORD CT 06103-4506	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS I	23.22%

138

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
VIRTUS PARTNERS INC 100 PEARL ST 8TH FL HARTFORD CT 06103-4500	VIRTUS BOND FUND-CLASS R6	100%
	VIRTUS EMERGING MARKETS DEBT FUND-CLASS C	27.22%
	VIRTUS EMERGING MARKETS DEBT FUND-CLASS I	97.84%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS A	10.58%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS C	13.48%
	VIRTUS EMERGING MARKETS EQUITY INCOME FUND-CLASS I	9.11%
	VIRTUS EMERGING MARKETS SMALL-CAP FUND-CLASS A	18.45%
	VIRTUS EMERGING MARKETS SMALL-CAP FUND-CLASS C	77.80%
	VIRTUS EMERGING MARKETS SMALL-CAP FUND-CLASS I	57.12%
	VIRTUS EQUITY TREND FUND-CLASS R6	100%
	VIRTUS ESSENTIAL RESOURCES FUND-CLASS A	53.81%
	VIRTUS ESSENTIAL RESOURCES FUND-CLASS C	68.10%
	VIRTUS ESSENTIAL RESOURCES FUND-CLASS I	95.23%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS R6	100%
	VIRTUS HIGH YIELD FUND-CLASS R6	100%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS A	8.49%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	13.18%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS I	33.44%
	VIRTUS INTERNATIONAL SMALL-CAP FUND-CLASS R6	100%
	VIRTUS INTERNATIONAL WEALTH MASTERS FUND-CLASS A	46.54%
	VIRTUS INTERNATIONAL WEALTH MASTERS FUND-CLASS C	91.03%
	VIRTUS INTERNATIONAL WEALTH MASTERS FUND-CLASS I	99.51%
	VIRTUS LOW VOLATILITY EQUITY FUND-CLASS A	20.46%
	VIRTUS LOW VOLATILITY EQUITY FUND-CLASS C	44.77%
	VIRTUS LOW VOLATILITY EQUITY FUND-CLASS I	99.88%
	VIRTUS MULTI-SECTOR SHORT TERM BOND-CLASS R6	100%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS R6	100%
VP DISTRIBUTORS LLC ATTN CORP ACCOUNTING 100 PEARL ST HARTFORD CT 06103-4506	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND - CLASS A	27.89%
WELLS FARGO CLEARING SVCS LLC * SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS A	10.01%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS C	9.38%
	VIRTUS ALTERNATIVES DIVERSIFIER FUND-CLASS I	5.97%
	VIRTUS BOND FUND-CLASS C	7.95%
	VIRTUS BOND FUND-CLASS I	8.15%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS C	17.60%
	VIRTUS EMERGING MARKETS OPPORTUNITIES FUND-CLASS I	17.78%
	VIRTUS EQUITY TREND FUND-CLASS A	18.57%
	VIRTUS EQUITY TREND FUND-CLASS C	21.36%
	VIRTUS EQUITY TREND FUND-CLASS I	25.57%
	VIRTUS FOREIGN OPPORTUNITIES FUND-CLASS C	7.43%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS C	14.95%
	VIRTUS GLOBAL EQUITY TREND FUND-CLASS I	9.85%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS A	10.54%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS C	9.64%
	VIRTUS GLOBAL INFRASTRUCTURE FUND-CLASS I	13.57%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS C	11.14%
	VIRTUS GLOBAL OPPORTUNITIES FUND-CLASS I	12.28%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS C	19.29%
	VIRTUS GLOBAL REAL ESTATE SECURITIES FUND-CLASS I	15.83%
	VIRTUS HIGH YIELD FUND-CLASS C	15.60%
	VIRTUS HIGH YIELD FUND-CLASS I	41.80%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS C	6.39%
	VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND-CLASS I	6.03%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS I	7.30%
	VIRTUS LOW DURATION INCOME FUND-CLASS C	14.94%
	VIRTUS LOW DURATION INCOME FUND-CLASS I	22.22%
	VIRTUS MULTI-ASSET TREND FUND-CLASS A	23.54%
	VIRTUS MULTI-ASSET TREND FUND-CLASS C	36.80%
	VIRTUS MULTI-ASSET TREND FUND-CLASS I	42.83%

139

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS A	6.41%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS C	11.57%
	VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND-CLASS I	7.77%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS A	6.20%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS C	18.59%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS I	10.35%
	VIRTUS MULTI-SECTOR SHORT TERM BOND FUND-CLASS T	15.18%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS B	6.56%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS C	6.53%
	VIRTUS REAL ESTATE SECURITIES FUND-CLASS I	7.39%
	VIRTUS SECTOR TREND FUND-CLASS A	14.49%
	VIRTUS SECTOR TREND FUND-CLASS C	18.18%
	VIRTUS SECTOR TREND FUND-CLASS I	14.70%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS C	15.34%
	VIRTUS SENIOR FLOATING RATE FUND-CLASS I	9.53%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS A	6.66%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS C	12.37%
	VIRTUS TAX-EXEMPT BOND FUND-CLASS I	14.45%
	VIRTUS WEALTH MASTERS FUND-CLASS A	10.75%
	VIRTUS WEALTH MASTERS FUND-CLASS C	8.41%
	VIRTUS WEALTH MASTERS FUND-CLASS I	14.32%

140

VIRTUS OPPORTUNITIES TRUST

PART C—OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended Declaration of Trust.
1.	Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, filed via EDGAR (as Exhibit a) with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002, and incorporated herein by reference.

2.	Amendment to the Declaration of Trust of Virtus Opportunities Trust (“VOT” or the “Registrant”), dated November 16, 2006, filed via EDGAR (as Exhibit a.2) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

3.	Amendment to the Declaration of Trust of VOT, dated August 20, 2015, filed via EDGAR (as Exhibit a.3) with Post-Effective Amendment No. 85 (File No. 033-65137) on January 27, 2016, and incorporated herein by reference.

4.	*Amendment to the Declaration of Trust of VOT, dated November 17, 2016, filed via EDGAR (as Exhibit a.4) herewith.

(b)	Bylaws.
1.	Amended and Restated By-Laws dated November 16, 2005, filed via EDGAR (as Exhibit b.1) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

2.	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR (as Exhibit b.2) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

3.	Amendment No. 2 to the Amended and Restated By-Laws of the Registrant, dated August November 17, 2011, filed via EDGAR (as Exhibit b.3) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

(c)	See Articles III, V, VI and VIII of Registrant’s Agreement and Declaration of Trust and Articles II and VII of Registrant’s Bylaws, each as amended.

(d)	Investment Advisory Contracts.
1.	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Bond Fund, and Virtus Investment Advisers, Inc. (“VIA”) effective November 20, 2002, filed via EDGAR (as Exhibit d.1) with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004, and incorporated herein by reference.

a)	Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated June 8, 2006, filed via EDGAR (as Exhibit d.6) with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.

b)	Second Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA, dated June 27, 2007, on behalf of CA-Tax Exempt Bond Fund, Global Dividend Fund (formerly Global Infrastructure Fund), High Yield Fund, Market Neutral Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Real Estate Securities Fund, filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

c)	Third Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated September 24, 2007, on behalf of Alternatives Diversifier Fund, Foreign Opportunities Fund, Global Opportunities Fund, International Real Estate Securities Fund,

AlphaSector Rotation Fund (now known as Virtus Sector Trend Fund) and AlphaSector Allocation Fund, filed via EDGAR (as Exhibit d.10) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007, and incorporated herein by reference.

d)	Fourth Amendment to Amended and Restated Investment Advisory Agreement, between the Registrant and VIA on behalf of Senior Floating Rate Fund effective as of January 31, 2008, filed via EDGAR (as Exhibit d.13) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

e)	Fifth Amendment to Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of October 1, 2008, filed via EDGAR (as Exhibit d.14) with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009, and incorporated herein by reference.

f)	Sixth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA on behalf of Global Real Estate Securities Fund, Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund effective as of March 2, 2009, filed via EDGAR (as Exhibit d.17) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

g)	Seventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of May 29, 2009, filed via EDGAR (as Exhibit d.18) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

h)	Eighth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 29, 2009, filed via EDGAR (as Exhibit d.22) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

i)	Ninth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2010, filed via EDGAR (as Exhibit d.26) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

j)	Tenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of June 30, 2010, filed via EDGAR (as Exhibit d.27) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

k)	Eleventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 14, 2010, filed via EDGAR (as Exhibit d.28) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

l)	Twelfth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2011, filed via EDGAR (as Exhibit d.29) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

m)	Thirteenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 15, 2011, filed via EDGAR (as Exhibit d.30) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

n)	Fourteenth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective as of February 6, 2012, on behalf of Dynamic Trend Fund (formerly Dynamic AlphaSector Fund and Market Neutral Fund), filed via EDGAR (as Exhibit d.15) with

Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

o)	Fifteenth Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA effective as of August 28, 2012, on behalf of Emerging Markets Debt Fund, Emerging Markets Equity Income Fund, Herzfeld Fund, International Small-Cap Fund and Wealth Masters Fund, filed via EDGAR (as Exhibit d.16) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

p)	Sixteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of December 18, 2012, on behalf of Disciplined Equity Style Fund, Disciplined Select Bond Fund and Disciplined Select Country Fund, filed via EDGAR (as Exhibit d.17) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

q)	Seventeenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of June 10, 2013, on behalf of Low Volatility Equity Fund, filed via EDGAR (as Exhibit d.18) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

r)	Eighteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of December 18, 2013, on behalf of Emerging Markets Small Cap Fund, filed via EDGAR (as Exhibit d.1.r) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

s)	Nineteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of November 13, 2014, on behalf of International Wealth Masters Fund filed via EDGAR (as Exhibit d.1.s) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

t)	Twentieth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 6, 2015, filed via EDGAR (as Exhibit d.1.t) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

u)	Twenty-First Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 19, 2015, on behalf of Virtus Essential Resources Fund, filed via EDGAR (as Exhibit d.1.u) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

v)	Twenty-Second Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of May 11, 2015, on behalf of Virtus Multi-Asset Trend Fund, Virtus Sector Trend Fund, Virtus Dynamic Trend Fund, Virtus Global Equity Trend Fund and Virtus Equity Trend Fund, filed via EDGAR (as Exhibit d.1.v) with Post-Effective Amendment No. 85 (File No. 033-65137) on January 27, 2016, and incorporated herein by reference.

w)	Twenty-Third Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of February 8, 2016, on behalf of Virtus Equity Trend Fund, filed via EDGAR (as Exhibit d.1.w) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

x)	*Twenty-Fourth Amendment to the Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of January 9, 2017, on behalf of Virtus Senior Floating Rate Fund, filed via EDGAR (as Exhibit d.1.x) herewith.

2.	Investment Advisory Agreement between Virtus Insight Trust (“VIT”) and Virtus Investment Advisers, Inc., dated May 18, 2006, filed via EDGAR (as Exhibit d.1) with Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006, and incorporated herein by reference.

a)	First Amendment to Investment Advisory Agreement between VIT and VIA, dated January 1, 2010, filed via EDGAR (as Exhibit d.7) with VIT’s Post-Effective Amendment No. 50 (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

3.	Subadvisory Agreement between VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”), dated June 27, 2007, on behalf of Global Dividend Fund and Real Estate Securities Fund, filed via EDGAR (as Exhibit d.9) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement between VIA and Duff & Phelps dated September 24, 2007, on behalf of International Real Estate Securities Fund, filed via EDGAR (as Exhibit d.11) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007, and incorporated herein by reference.

b)	Second Amendment to Subadvisory Agreement between VIA and Duff & Phelps on behalf of Global Real Estate Securities Fund dated March 2, 2009, filed via EDGAR (as Exhibit d.20) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

c)	Third Amendment to Subadvisory Agreement between VIA and Duff & Phelps on behalf of Global Dividend Fund, Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund dated January 1, 2010, filed via EDGAR (as Exhibit d.31) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

d)	*Subadvisory Agreement between VIA and Duff & Phelps on behalf of Virtus International Equity Fund dated November 2, 2016, filed via EDGAR (as Exhibit d.3.d) herewith.

4.	Subadvisory Agreement between VIA and Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”) on behalf of Herzfeld Fund dated August 28, 2012, filed via EDGAR (as Exhibit d.32) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

5.	Subadvisory Agreement between VIA and Horizon Asset Management LLC (“Horizon”) on behalf of Wealth Masters Fund dated August 28, 2012, filed via EDGAR (as Exhibit d.25) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

6.	Subadvisory Agreement between VIA and Horizon on behalf of International Wealth Masters Fund dated November 13, 2014, filed via EDGAR (as Exhibit d.13) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

7.	Subadvisory Agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson Rudnick”) on behalf of International Small-Cap Equity Fund dated August 28, 2012, filed via EDGAR (as Exhibit d.26) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

a)	Amendment to Subadvisory Agreement between VIA and Kayne Anderson Rudnick dated December 18, 2013, on behalf of Emerging Markets Small-Cap Fund, filed via EDGAR (as Exhibit d.11.a) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

8.	Subadvisory Agreement between VIA and KBI Global Investors (North America) Ltd. (fka Kleinwort Benson Investors International, Ltd.) (“KBI Global”) on behalf of Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund dated August 31, 2016, filed via EDGAR (as Exhibit d.12) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

9.	Subadvisory Agreement between VIA and Newfleet Asset Management, LLC (formerly SCM Advisors LLC) (“Newfleet”) dated July 1, 1998, filed via EDGAR (as Exhibit d.2) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

a)	Investment Subadvisory Agreement Amendment between VIA and Newfleet effective July 1, 1998 for the purpose of amending the Subadvisory Agreement of the same date in order to correct a typographical error in such Subadvisory Agreement, filed via EDGAR (as Exhibit d.3) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

b)	Amendment to Subadvisory Agreement between VIA and Newfleet dated November 20, 2002, filed via EDGAR (as Exhibit d.4) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

c)	Third Amendment to Subadvisory Agreement between VIA and Newfleet dated September 1, 2006, filed via EDGAR (as Exhibit d.5) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007, and incorporated herein by reference.

d)	Fourth Amendment to Subadvisory Agreement between VIA and Newfleet, on behalf of High Yield Fund, dated June 27, 2007, filed via EDGAR (as Exhibit d.9) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

e)	Fifth Amendment to Subadvisory Agreement between VIA and Newfleet, on behalf of Bond Fund and High Yield Fund, dated January 1, 2010, filed via EDGAR (as Exhibit d.23) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

f)	Sixth Amendment to Subadvisory Agreement between VIA and Newfleet on behalf of Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund dated June 2, 2011, filed via EDGAR (as Exhibit d.38) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

g)	Seventh Amendment to Subadvisory Agreement between VIA and Newfleet on behalf of CA Tax-Exempt Bond Fund dated September 30, 2011, filed via EDGAR (as Exhibit d.39) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

10.	Subadvisory Agreement between VIA and Newfleet on behalf of Low Duration Income Fund, dated May 18, 2012, filed via EDGAR (as Exhibit d.6) with VIT’s Post-Effective Amendment No. 56 (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement between VIA and Newfleet on behalf of Tax-Exempt Bond Fund, dated June 15, 2012, filed via EDGAR (as Exhibit d.7) with VIT’s Post-Effective Amendment No. 56 (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

11.	Subadvisory Agreement between VIA and Newfleet on behalf of Emerging Markets Debt Fund dated August 28, 2012, filed via EDGAR (as Exhibit d.29) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

12.	Subadvisory Agreement between VIA and Rampart Investment Management Company, LLC (“Rampart”) on behalf of Low Volatility Equity Fund dated June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

13.	Subadvisory Agreement between VIA and Vontobel Asset Management, Inc. (“Vontobel”) dated September 24, 2007, on behalf of Foreign Opportunities Fund, filed via EDGAR (as Exhibit d.12) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement between VIA and Vontobel dated January 1, 2009, filed via EDGAR (as Exhibit d.15) with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009, and incorporated by reference.

b)	Second Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Global Opportunities Fund dated January 28, 2009, filed via EDGAR (as Exhibit d.16) with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009, and incorporated by reference.

c)	Third Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund dated April 21, 2009, filed via EDGAR (as Exhibit d.19) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

d)	Fourth Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund dated January 1, 2010, filed via EDGAR (as Exhibit d.24) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

14.	Subadvisory Agreement between VIA and Vontobel on behalf of Emerging Markets Opportunities Fund, dated May 18, 2006, filed via EDGAR (as Exhibit d.3) with VIT’s Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Emerging Markets Opportunities Fund, dated January 1, 2010, filed via EDGAR (as Exhibit d.5) with Post-Effective Amendment No. 50 (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

(e)	Underwriting Agreement.

1.	Underwriting Agreement between VP Distributors, LLC (formerly VP Distributors, Inc.) (“VP Distributors”) and Registrant dated July 1, 1998 and filed via EDGAR (as Exhibit e.1) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005, and incorporated herein by reference.

2.	Distribution Agreement between Registrant and VP Distributors, LLC, dated May 18, 2006, filed via EDGAR (as Exhibit e.1) with VIT’s Post-Effective Amendment No. 44 (File No. 033-64915) on June 2, 2006, and incorporated herein by reference.

3.	Form of Sales Agreement between VP Distributors and dealers, effective January, 2016, filed via EDGAR (as Exhibit e.2) with Post-Effective Amendment No. 35 to the Registration Statement of Virtus Retirement Trust (“VRT”); formerly known as Virtus Institutional Trust) (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

a) *Amended Annex A to Form of Sales Agreement between VP Distributors and dealers effective December 2016 filed via EDGAR (as Exhibit e.3.a) herewith.

(f)	None.

(g)	Custodian Agreement.
1.	Master Global Custody Agreement between each of Registrant, Virtus Equity Trust (“VET”) and VIT (collectively, “Virtus Mutual Funds”), and JPMorgan Chase Bank, N.A., dated March 1, 2013, filed via EDGAR (as Exhibit g.1) with Post-Effective Amendment No. 56 to the Registration Statement of VIT (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

a)	Amendment to Master Global Custody Agreement, containing a revised Schedule A, by and among Registrant, Virtus Mutual Funds, VRT and JPMorgan Chase Bank, N.A., effective as of December 17, 2015, filed via EDGAR (as Exhibit g.1.a) with Post-Effective Amendment No. 85 to the Registration Statement of VOT (File No. 033-65137) on January 27, 2016, and incorporated herein by reference.

(h)	Other Material Contracts.
1.	Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services, LLC (“Virtus Fund Services”)) dated January 1, 2010, filed via EDGAR (as Exhibit h.2) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

a)	Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services) effective as of April 14, 2010, filed via EDGAR (as Exhibit h.2) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

b)	Second Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services) effective as of March 15, 2011, filed via EDGAR (as Exhibit h.3) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

c)	Corrected Third Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services effective as of January 1, 2013, filed via EDGAR (as Exhibit h.1.c) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

d)	Fourth Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of January 1, 2015, filed via EDGAR (as Exhibit h.1.d) with Post-Effective Amendment No. 104 to VET’s Registration Statement (File No. 002-16590) on July 28, 2015, and incorporated herein by reference.

e)	Fifth Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds, VRT, and Virtus Fund Services, dated January 8, 2016, filed via EDGAR (as Exhibit h.1.e) with Post-Effective Amendment No. 35 to the Registration Statement of VRT (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

2.	Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), dated April 15, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 54 to the Registration Statement of VIT (File No. 033-64915) on April 27, 2012, and incorporated herein by reference.

a)	Adoption and Amendment Agreement among Virtus Mutual Funds, Virtus Alternative Solutions Trust (“VAST”), Virtus Fund Services and BNY Mellon dated as of March 21, 2014, filed via EDGAR (as Exhibit h.2.b) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

b)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of March 21, 2014, filed via EDGAR (as Exhibit h.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

c)	*Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of June 1, 2014, filed via EDGAR (as Exhibit h.2.c) herewith.

d)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of November 12, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 80 (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

e)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon dated as of May 28, 2015, filed via EDGAR (as

Exhibit h.2.d) with Post-Effective Amendment No. 18 to VAST’s Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

f)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon dated as of December 10, 2015, filed via EDGAR (as Exhibit h.2.e) with Post-Effective Amendment No. 35 to the Registration Statement of VRT (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

3.	Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of January 1, 2010, filed via EDGAR (as Exhibit h.4) with PEA No. 36 (File No. 033-65137) on January 28, 2010, and incorporated herein by reference.

a)	First Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of April 14, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

b)	Second Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of June 30, 2010, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

c)	Third Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of September 14, 2010, filed via EDGAR (as Exhibit h.7) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of January 1, 2011, filed via EDGAR (as Exhibit h.8) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

e)	Fifth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of March 15, 2011, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

f)	Sixth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of August 28, 2012, filed via EDGAR (as Exhibit h.2.f) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and VP Distributors (since assigned to Virtus Fund Services), effective as of December 18, 2012, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

h)	Eighth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

i)	Ninth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.3.i) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

j)	Tenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of November 13, 2014, filed via EDGAR (as Exhibit h.3.j) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

k)	Eleventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of January 1, 2015, filed via EDGAR (as Exhibit h.3.k) with Post-Effective Amendment No. 80 (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

l)	Twelfth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of March 19, 2015, filed via EDGAR (as Exhibit h.3.l) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

m)	Thirteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of January 8, 2016, filed via EDGAR (as Exhibit h.3.m) with Post-Effective Amendment No. 35 to the Registration Statement of VRT (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

n)	*Fourteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of December 1, 2016, filed via EDGAR (as Exhibit h.3.n) herewith.

4.	Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of January 1, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 50 to the Registration Statement of VIT (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

a)	First Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of June 30, 2010 filed via EDGAR (as Exhibit h.13.) with Post-Effective Amendment No. 52 to the Registration Statement of VIT (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

b)	Second Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of September 14, 2010 filed via EDGAR (as Exhibit h.14) with Post-Effective Amendment No. 52 to the Registration Statement of VIT (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

c)	Third Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of March 15, 2011 filed via EDGAR (as Exhibit h.15.) with Post-Effective Amendment No. 52 to the Registration Statement of VIT (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of August 28, 2012, filed via EDGAR (as Exhibit h.4.d) with Post-Effective Amendment No. 56 to the Registration Statement of VIT (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

e)	Fifth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of December 18, 2012, filed via EDGAR (as Exhibit h.4.e) with Post-Effective Amendment No. 56 to the Registration Statement of VIT (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

f)	Sixth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.4.f) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.4.g) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

h)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, Virtus Variable Insurance Trust (“VVIT”), VATS Offshore Fund, Ltd. (“VATS”), Virtus Fund Services and BNY Mellon dated February 24, 2014, filed via EDGAR (as Exhibit h.4.h) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

i)	Joinder Agreement to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VVIT, VAST, VATS, Virtus Fund Services and BNY Mellon dated December 10, 2015, filed via EDGAR (as Exhibit h.4.i) with Post-Effective Amendment No. 35 to the Registration Statement of VRT (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

5.	*Twenty-Seventh Amended and Restated Expense Limitation Agreement between Registrant and VIA, effective as of January 1, 2017, filed via EDGAR (as Exhibit h.5) herewith.

6.	Sixth Amended and Restated Expense Limitation Agreement between VIT and VIA, effective as of September 1, 2015, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 65 to the Registration Statement of VIT (File No. 033-64915) on April 20, 2016, and incorporated herein by reference.

7.	Second Amended and Restated Fee Waiver Agreement between Registrant and VP Distributors, dated as of March 17, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

8.	First Amended Fee Waiver Agreement (Class I Shares) between VIT and VP Distributors, effective as of December 1, 2014, filed via EDGAR (as Exhibit h.8) with Post-Effective Amendment No. 63 to the Registration Statement of VIT (File No. 033-64915) on April 29, 2015, and incorporated herein by reference.

9.	*Form of Indemnification Agreement with each Trustee, effective as of October 24, 2016, filed via EDGAR (as Exhibit h.9) herewith.

(i)	Legal Opinion.
1.	Opinion and consent of Morris, Nichols, Arsht & Tunnell, filed via EDGAR (as Exhibit e.10) with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996, and incorporated herein by reference.

2.	Opinion of Counsel as to legality of shares dated March 13, 2015, filed via EDGAR (as Exhibit i.2) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

3.	Opinion as to legality of the shares filed via EDGAR (as Exhibit i.1) with VIT’s Post-Effective Amendment No. 61 (File No. 033-64915) on November 12, 2014, and incorporated herein by reference.

4.	Opinion of Counsel as to legality of shares dated September 23, 2016, filed via EDGAR (as Exhibit i.4) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

5.	Opinion of Counsel as to legality of shares dated October 24, 2016, filed via EDGAR (as Exhibit i.5) with Post-Effective Amendment No. 90 to the Registration Statement (File No. 033-65137) on November 1, 2016, and incorporated herein by reference.

6.	*Consent of Sullivan & Worcester, filed via EDGAR (as Exhibit i.6) herewith.

(j)	Other Opinions.
1.	*Consent of Independent Registered Public Accounting Firm filed via EDGAR (as Exhibit j.1) herewith.

(k)	Not applicable.

(l)	Initial Capital Agreements

1.	Share Purchase Agreement (the “Share Purchase Agreement”) between Registrant and GMG/Seneca Capital Management, L.P., filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996, and incorporated herein by reference.

2.	Form of Purchase Agreement relating to Initial Capital filed via EDGAR with VIT’s Post-Effective Amendment No. 3 (File No. 033-64915) on February 28, 1997, and incorporated herein by reference.

3.	Subscription Agreement, dated January 14, 1999, between Registrant and FDI Distribution Services, Inc. relating to Advisor Shares filed via EDGAR with VIT’s Post-Effective Amendment No. 10 (File No. 033-64915) on March 2, 1999 and incorporated herein by reference.

4.	Subscription Agreement, dated December 6, 2000, between Registrant and Provident Distributors, Inc. relating to B Shares filed via EDGAR with VIT’s Post-Effective Amendment No. 18 (File No. 033-64915) on December 28, 2000, and incorporated herein by reference.

(m)	Rule 12b-1 Plans.
1.	Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), effective March 1, 2007, filed via EDGAR (as Exhibit m.1.) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007, and incorporated herein by reference.

a)	Amendment to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.4) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

b)	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective September 24, 2007, filed via EDGAR (as Exhibit m.8) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

c)	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective October 1, 2007, filed via EDGAR (as Exhibit m.11) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

d)	Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective January 31, 2008, filed via EDGAR (as Exhibit m.13) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

e)	Amendment No. 5 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective March 2, 2009, filed via EDGAR (as Exhibit m.15) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

f)	Amendment No. 6 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective April 21, 2009, filed via EDGAR (as Exhibit m.16) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

g)	Amendment No. 7 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 30, 2010, filed via EDGAR (as Exhibit m.19) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

h)	Amendment No. 8 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective September 14, 2010, filed via EDGAR (as Exhibit m.21) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

i)	Amendment No. 9 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective March 15, 2011, filed via EDGAR (as Exhibit m.23) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

j)	Amendment No. 10 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective August 28, 2012, filed via EDGAR (as Exhibit m.1.j) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

k)	Amendment No. 11 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2012, filed via EDGAR (as Exhibit m.1.k) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

l)	Amendment No. 12 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

m)	Amendment No. 13 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2013, on behalf of Emerging Markets Small-Cap Fund, filed via EDGAR (as Exhibit m.1.m) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

n)	Amendment No. 14 to Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective November 13, 2014, filed via EDGAR (as Exhibit m.1.n) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

o)	Amendment No. 15 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective March 19, 2015, filed via EDGAR (as Exhibit m.1.o) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

2.	Class A Shares Amended and Restated Distribution Plan of VIT Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.1) with VIT’s Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

3.	Class A Shares Amended and Restated Shareholder Services Plan of VIT Not Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.3) with VIT’s Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

4.	Class B Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 1, 2007, filed via EDGAR (as Exhibit m.2) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007, and incorporated herein by reference.

a)	Amendment to Class B Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.5) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

b)	Amendment No. 2 to Class B Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective September 24, 2007, filed via EDGAR (as Exhibit m.9) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

5.	Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 1, 2007, filed via EDGAR (as Exhibit m.3) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007, and incorporated herein by reference.

a)	Amendment to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.6) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

b)	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective September 24, 2007, filed via EDGAR (as Exhibit m.10) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

c)	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective October 1, 2007, filed via EDGAR (as Exhibit m.12) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

d)	Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective January 31, 2008, filed via EDGAR (as Exhibit m.14) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008, and incorporated herein by reference.

e)	Amendment No. 5 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 2, 2009, filed via EDGAR (as Exhibit m.17) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

f)	Amendment No. 6 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective April 21, 2009, filed via EDGAR (as Exhibit m.18) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009, and incorporated herein by reference.

g)	Amendment No. 7 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective June 30, 2010, filed via EDGAR (as Exhibit m.20) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

h)	Amendment No. 8 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective September 14, 2010, filed via EDGAR (as Exhibit m.22) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

i)	Amendment No. 9 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective March 15, 2011, filed via EDGAR (as Exhibit m.24) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

j)	Amendment No. 10 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective August 28, 2012, filed via EDGAR (as Exhibit m.3.j) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

k)	Amendment No. 11 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act effective December 18, 2012, filed via EDGAR (as Exhibit m.3.k) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

l)	Amendment No. 12 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 10, 2013, filed via EDGAR (as Exhibit m.3.l) with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

m)	Amendment No. 13 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2013, filed via EDGAR (as Exhibit m.3.m) with Post-Effective Amendment No. 70 (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

n)	Amendment No. 14 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective November 13, 2014, filed via EDGAR (as Exhibit m.3.n) with Post-Effective Amendment No. 75 (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

o)	Amendment No. 15 to Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective March 19, 2015, filed via EDGAR (as Exhibit m.3.o) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

6.	Class C Shares Amended and Restated Distribution Plan of VIT Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.2) with VIT’s Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

7.	I Shares Amended and Restated Shareholder Services Plan of VIT Not Pursuant to Rule 12b-1 under the 1940 Act, dated March 1, 2007, filed via EDGAR (as Exhibit m.5) with VIT’s Post-Effective Amendment No. 46 (File No. 033-64915) on April 24, 2007, and incorporated herein by reference.

8.	Class T Shares Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.7) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007, and incorporated herein by reference.

(n)	Rule 18f-3 Plans.
1.	*Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of January 6, 2017, filed via EDGAR (as Exhibit n.1) herewith.

(o)	Reserved.

(p)	Code of Ethics.
1.	Amended and Restated Code of Ethics of the Virtus Mutual Funds effective August 2016, filed via EDGAR (as Exhibit p.1) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

2.	Amended and Restated Code of Ethics of VIA, VP Distributors and other Virtus Affiliates dated June 30, 2016, filed via EDGAR (as Exhibit p.2) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

3.	Code of Ethics of Subadviser Vontobel dated November, 2015, filed via EDGAR (as Exhibit p.3) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

4.	*Amended and Restated Code of Ethics of Subadviser Herzfeld dated August 3, 2016, filed via EDGAR (as Exhibit p.4) herewith.

5.	Code of Ethics of Subadviser Horizon dated December 2015, filed via EDGAR (as Exhibit p.5) with Post-Effective Amendment No. 88 (File No. 033-65137) on September 23, 2016, and incorporated herein by reference.

6.	*Code of Ethics of Subadviser KBI Global dated September 2016, filed via EDGAR (as Exhibit p.6) herewith.

(q)	Powers of Attorney

1.	Power of Attorney for all Trustees, dated June 2, 2010, filed via EDGAR (as Exhibit q) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

2.	Power of Attorney for Trustee Hassell H. McClellan, dated January 21, 2015, filed via EDGAR (as Exhibit r) with Post-Effective Amendment No. 82 (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

3.	Power of Attorney for Trustees Thomas J. Brown, Donald C. Burke, Roger A. Gelfenbien and John R. Mallin, dated June 30, 2016, filed via EDGAR (as Exhibit q.3) with Post-Effective Amendment No. 87 (File No. 033-65137) on July 8, 2016, and incorporated herein by reference.

*Filed herewith

Item 29.	Persons Controlled by or Under Common Control with the Fund

None.

Item 30.	Indemnification

The indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 18 of the Underwriting Agreement incorporated herein by reference to Exhibit e.1. Indemnification of Registrant’s Custodian is provided for in Section 7, among others, of the Master Global Custody Agreement incorporated herein by reference to Exhibit g.1. The indemnification of Registrant’s Transfer Agent is provided for in Article 6 of the Amended and Restated Transfer Agency and Service Agreement incorporated herein by reference to Exhibit h.1. The Trust has entered into Indemnification Agreements with each trustee, the form of which is incorporated herein by reference to Exhibit h.9, whereby the Registrant shall indemnify the trustee for expenses incurred in any proceeding in connection with the trustee’s service to the Registrant subject to certain limited exceptions.

In addition, Article VII sections 2 and 3 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference to Exhibits a.1-4, provides in relevant part as follows:

“A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust’s request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. …

… A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.”

In addition, Article III section 7 of such Agreement and Declaration of Trust provides for the indemnification of shareholders of the Registrant as follows: “If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust may, at its option and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets held with respect to the particular series.”

Article VI Section 2 of the Registrant’s Bylaws incorporated herein by reference to Exhibits b.1-3, provides in relevant part, subject to certain exceptions and limitations, “every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Such indemnification would not apply in the case of any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

The Investment Advisory Agreement, Subadvisory Agreements, Master Global Custody Agreement, Sub-Administration Agreement and Sub-Transfer Agency and Service Agreement, each as amended, respectively provide that the Registrant will indemnify the other party (or parties, as the case may be) to the agreement for certain losses. Similar indemnities to those listed above may appear in other agreements to which the Registrant is a party.

The Registrant, in conjunction with VIA, the Registrant’s Trustees, and other registered investment management companies managed by VIA, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against such person and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser and Subadvisers

See “Management of the Funds” in the Prospectus and “Investment Advisory and Other Services” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and each Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Adviser	SEC File No.:
VIA	801-5995
Duff & Phelps	801-14813
Herzfeld	801-20866
Horizon	801-47515
Kayne Anderson	801-24241
KBI Global	801-60358
Newfleet	801-51559
Rampart	801-77244
Vontobel	801-21953

Item 32.	Principal Underwriter

(a)	VP Distributors, LLC serves as the principal underwriter for the following registrants:

Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Variable Insurance Trust and Virtus Retirement Trust.

(b)	Directors and executive officers of VP Distributors, 100 Pearl Street, Hartford, CT 06103 are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward	Executive Vice President	President and Trustee

Kevin J. Carr	Vice President, Counsel and Secretary	Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer

David Hanley	Vice President and Treasurer	None

Barry Mandinach	President	None

David C. Martin	Vice President and Chief Compliance Officer	None

Francis G. Waltman	Executive Vice President	Executive Vice President

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder include:

Secretary of the Trust:	Principal Underwriter:
Kevin J. Carr, Esq. 100 Pearl Street Hartford, CT 06103	VP Distributors, LLC 100 Pearl Street Hartford, CT 06103

Investment Adviser:	Custodian:
Virtus Investment Advisers, Inc. 100 Pearl Street Hartford, CT 06103	JPMorgan Chase Bank, National Association One Chase Manhattan Plaza, 19th Floor New York, NY 10005

Administrator & Transfer Agent:
Virtus Fund Services, LLC 100 Pearl Street Hartford, CT 06103

Fund Accountant, Sub-Administrator, Sub-Transfer Agent and Dividend Dispersing Agent:
BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809

Subadviser to: Global Infrastructure Fund, Global Real Estate Securities Fund, International Equity Fund, International Real Estate Securities Fund and Real Estate Securities Fund
Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606

Subadviser to: Herzfeld Fund	Subadviser to: International Wealth Masters Fund and Wealth Masters Fund
Thomas J. Herzfeld Advisors, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139	Horizon Asset Management LLC 470 Park Avenue South New York, NY 10016

Subadviser to: Emerging Markets Small-Cap Fund and International Small-Cap Fund	Subadviser to: Emerging Markets Equity Income Fund and Essential Resources Fund
Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067	KBI Global Investors (North America) Ltd 3rd Floor, 2 Harbourmaster Place IFSC, Dublin 1, Ireland

Subadviser to: CA Tax-Exempt Bond Fund, Bond Fund, Emerging Markets Debt Fund, High Yield Fund, Low Duration Income Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund, Senior Floating Rate Fund and Tax-Exempt Bond Fund	Subadviser to: Emerging Markets Opportunities Fund, Foreign Opportunities Fund, Global Opportunities Fund, and Greater European Opportunities Fund
Newfleet Asset Management, LLC 100 Pearl Street Hartford, CT 06103	Vontobel Asset Management, Inc. 1540 Broadway, 38th Floor New York, NY 10036

Subadviser to: Low Volatility Equity Fund
Rampart Investment Management Company, LLC One International Place, 14th Floor Boston, MA 02110

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

Item 28.	Exhibits

a.4	Amendment to the Declaration of Trust of VOT

d.1.x	Twenty-Fourth Amendment to the Amended and Restated Investment Advisory Agreement

d.3.d	Subadvisory Agreement between VIA and Duff & Phelps on behalf of Virtus International Equity Fund

e.3.a	Amended Annex A to the Form of Sales Agreement between VP Distributors and dealers

h.2.c	Amendment to Sub-Transfer Agency and Shareholder Services Agreement

h.3.n	Fourteenth Amendment to Amended and Restated Administration Agreement

h.5	Twenty-Seventh Amended and Restated Expense Limitation Agreement

h.9	Form of Indemnification Agreement

i.6	Consent of Sullivan & Worcester

j.1	Consent of Independent Registered Public Accounting Firm

n.1	Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act

p.4	Amended and Restated Code of Ethics of Subadviser Herzfeld

p.6	Code of Ethics of Subadviser KBI Global

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 20th day of January 2017.

VIRTUS OPPORTUNITIES TRUST

By:	/s/ George R. Aylward
George R. Aylward
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 20th day of January 2017.

Signature	Title

/s/ George R. Aylward
George R. Aylward	Trustee and President (principal executive officer)

/s/ W. Patrick Bradley
W. Patrick Bradley	Chief Financial Officer and Treasurer (principal financial and accounting officer)

/s/ Thomas J. Brown
Thomas J. Brown*	Trustee

/s/ Donald C. Burke
Donald C. Burke*	Trustee

/s/ Roger A. Gelfenbien
Roger A. Gelfenbien*	Trustee

/s/ John R. Mallin
John R. Mallin*	Trustee

/s/ Hassell H. McClellan
Hassell H. McClellan*	Trustee

/s/ Philip R. McLoughlin
Philip R. McLoughlin*	Trustee and Chairman

/s/ Geraldine M. McNamara
Geraldine M. McNamara*	Trustee

/s/ James M. Oates
James M. Oates*	Trustee

/s/ Richard E. Segerson
Richard E. Segerson*	Trustee

/s/ Ferdinand L.J. Verdonck
Ferdinand L.J. Verdonck*	Trustee

*By:	/s/ George R. Aylward
*George R. Aylward, Attorney-in-Fact, pursuant to a power of attorney